                                                  Filed Pursuant to Rule 485(a)


   As filed with the Securities and Exchange Commission on October 22, 2001

                       Registration No. 33-19229; 811-5430
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (  X  )
                                                         -----

               Pre-Effective Amendment No.  _____       (_____)

               Post-Effective Amendment No.  64         (  X  )
                                            -----        -----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (  X  )
                                                                 -----

               Amendment No.  66                        (  X  )
                                                         -----


                        (Check appropriate box or boxes)

                                   SSgA FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                  909 A Street
                            Tacoma, Washington 98402
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (253) 627-7001


Name and Address of                                    Copies to:
-------------------                                    ---------
Agent for Service:
-----------------
Karl J. Ege                                            Philip H. Newman, Esq.
Secretary and General Counsel                          Goodwin, Procter & Hoar
Frank Russell Investment Management Company            Exchange Place
909 A Street                                           Boston, Massachusetts 02109
Tacoma, Washington 98402


            Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485:

     (   ) immediately upon filing pursuant to paragraph (b)
     (   ) on (_____________) pursuant to paragraph (b)
     ( X ) 60 days after filing pursuant to paragraph (a)
     (   ) on (date) pursuant to paragraph (a)(1)
     (   ) 75 days after filing pursuant to paragraph (a)(2)
     (   ) on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following:
     ( X ) This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   SSgA FUNDS

                         Form N-1A Cross Reference Sheet

            PART A ITEM NUMBER AND CAPTION                    PROSPECTUS CAPTION
1.       Front and Back Cover Pages                       Front and Back Cover Pages

2.       Risk/Return Summary:  Investments, Risks and     Investment Objectives and Principal Investment
         Performance                                      Strategies; Additional Information about the
                                                          Fund's Objectives Investment Strategies
                                                          and Risks; Principal Risks; Risk and Return

3.       Risk/Return Summary:  Fee Table                  Risk and Return

4.       Investment Objectives, Principal Strategies,     Investment Objectives and Principal Investment Strategies;
         and Related Risks                                Principal Risks;
         (a)                                              Investment Objective

         (b)                                              Investment Objectives and Principal Investment Strategies;
                                                          Portfolio Turnover; Additional Information about the Fund's Objectives,
                                                          Investment Strategies and Risks

         (c)                                              Principal Risks

5.       Management's Discussion of Fund Performance      Annual Reports to Shareholders

6.       Management, Organization and Capital Structure   Management of the Fund
         (a)(1), (2)                                      Investment Advisor

         (a)(3)                                           Not Applicable

         (b)                                              Not Applicable

7.       Shareholder Information

         (a)                                              Pricing of Fund Shares

         (b)                                              Purchase of Fund Shares

         (c)                                              Redemption of Fund Shares

         (d)                                              Dividends and Distributions

         (e)                                              Taxes

         (f)                                              Not Applicable

8.       Distribution Arrangements

         (a)                                              Fees and Expenses of the Fund

         (b)                                              Fees and Expenses of the Fund

         (c)                                              Not Applicable

9.       Financial Highlights Information                 Financial Highlights

             PART B ITEM NUMBER AND CAPTION                STATEMENT OF ADDITIONAL INFORMATION CAPTION
10.      Cover Page and Table of Contents                 Cover Page and Table of Contents

11.      Fund History                                     Fund History

12.      Description of the Fund and Its Investments      Description of the Fund and its Investment Risks
         and Risks
         (a)                                              Description of the Fund and its Investment Risks

         (b)                                              Investment Strategies; Investment Risks

         (c)                                              Investment Restrictions

         (d)                                              Temporary Defensive Position

         (e)                                              Portfolio Turnover

13.      Management of the Fund

         (a), (b), (c)                                    Board of Trustees and Officers

         (d)                                              Compensation

         (d)                                              Not Applicable

14.      Control Persons and Principal Holders of         Controlling and Principal Shareholders
         Securities
         (a), (b), (c)                                    Controlling and Principal Shareholders

15.      Investment Advisory and Other Services           Investment Advisory and Other  Services

         (a)                                              Advisor

         (b)                                              Distributor

         (c), (d)                                         Distribution and Shareholder Servicing Arrangements

         (e)                                              Not Applicable

         (f)                                              Not Applicable

         (g)                                              Distribution Plan and Shareholder Servicing
                                                          Arrangements--Distribution Plan

         (h)                                              Administrator; Transfer Agent and Custodian;
                                                          Independent Public Accountants

16.      Brokerage Allocation and Other Policies          Brokerage Practices and Commissions
         (a), (b), (c)                                    Brokerage Practices and Commissions
         (d)                                              Not Applicable

         (e)                                              Brokerage Practices and Commissions

17       Capital Stock and Other Securities               Capitalization and Voting
         (a)                                              Capitalization and Voting

         (b)                                              Not Applicable

18.      Purchase, Redemption and Pricing of Shares
         (a)                                              Pricing of Fund Shares

         (b)                                              Not Applicable

         (c)                                              Pricing of Fund Shares

         (d)                                              Not Applicable

19       Taxation of the Fund                             Taxes

20.      Underwriters
         (a)                                              Distributor

         (b), (c)                                         Not Applicable

21.      Calculation of Performance Data                  Calculation of Performance Data

22.      Financial Statements                             Financial Statements


Part C

        Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

    MONEY MARKET             GROWTH AND INCOME              EMERGING MARKETS

    YIELD PLUS                S&P 500 INDEX               INTERNATIONAL STOCK
                                                               SELECTION

   INTERMEDIATE             DISCIPLINED EQUITY            INTERNATIONAL GROWTH
                                                             OPPORTUNITIES

    BOND MARKET                SMALL CAP                 MSCI(R) EAFE(R) INDEX

  HIGH YIELD BOND            SPECIAL EQUITY              LIFE SOLUTIONS INCOME
                                                              AND GROWTH

   IAM SHARES              AGGRESSIVE EQUITY            LIFE SOLUTIONS BALANCED

                                                         LIFE SOLUTIONS GROWTH

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       PROSPECTUS DATED DECEMBER ___, 2001

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                                 3

   INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES                              3
   PRINCIPAL RISKS                                                                       10
   RISK AND RETURN                                                                       16

FEES AND EXPENSES OF THE FUNDS                                                           28

MANAGEMENT OF THE FUND                                                                   33

   PORTFOLIO MANAGEMENT                                                                  34

ADDITIONAL INFORMATION ABOUT THE FUNDS' OBJECTIVES, INVESTMENT STRATEGIES AND RISKS      36

SHAREHOLDER INFORMATION                                                                  43

   PURCHASE OF FUND SHARES                                                               43
   REDEMPTION OF FUND SHARES                                                             46
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                          49
   PRICING OF FUND SHARES                                                                49
   DIVIDENDS AND DISTRIBUTIONS                                                           49
   TAXES                                                                                 51

INFORMATION REGARDING STANDARD & POOR'S CORPORATION                                      53

INFORMATION ABOUT MORGAN STANLEY CAPITAL INTERNATIONAL                                   53

FINANCIAL HIGHLIGHTS                                                                     54

   MONEY MARKET FUND                                                                     54
   YIELD PLUS FUND                                                                       55
   INTERMEDIATE FUND                                                                     56
   BOND MARKET FUND                                                                      57
   HIGH YIELD BOND FUND                                                                  58
   GROWTH AND INCOME FUND                                                                59
   S&P 500 INDEX FUND                                                                    60
   DISCIPLINED EQUITY FUND                                                               61
   SMALL CAP FUND                                                                        62
   SPECIAL EQUITY FUND                                                                   63
   AGGRESSIVE EQUITY FUND                                                                64
   IAM SHARES FUND                                                                       65
   EMERGING MARKETS FUND                                                                 66
   INTERNATIONAL STOCK SELECTION FUND                                                    67
   INTERNATIONAL GROWTH OPPORTUNITIES FUND                                               68
   LIFE SOLUTIONS INCOME AND GROWTH FUND                                                 69
   LIFE SOLUTIONS BALANCED FUND                                                          70
   LIFE SOLUTIONS GROWTH FUND                                                            71

ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS                                              72

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Through this prospectus, the SSgA Funds (the Investment Company) offers shares in the following separate funds (collectively, the Funds). All of the Funds are considered diversified as defined in the Investment Company Act of 1940, as amended (the 1940 Act):

    -    SSgA Money Market Fund (Money Market Fund)

    -    SSgA Yield Plus Fund (Yield Plus Fund)

    -    SSgA Intermediate Fund (Intermediate Fund)

    -    SSgA Bond Market Fund (Bond Market Fund)

    -    SSgA High Yield Bond Fund (High Yield Bond Fund)

    -    SSgA Growth and Income Fund (Growth and Income Fund)

    -    SSgA S&P 500 Index Fund (S&P 500 Index Fund)

    - SSgA Disciplined Equity Fund (Disciplined Equity Fund; formerly known as SSgA Matrix Equity Fund)

    -    SSgA Small Cap Fund (Small Cap Fund)

    -    SSgA Special Equity Fund (Special Equity Fund)

    -    SSgA Aggressive Equity Fund (Aggressive Equity Fund)

    -    SSgA IAM SHARES Fund (IAM SHARES Fund)

    -    SSgA Emerging Markets Fund (Emerging Markets Fund)

    - SSgA International Stock Selection Fund (International Stock Selection Fund; formerly known as the SSgA Active International Fund)

    - SSgA International Growth Opportunities Fund (International Growth Opportunities Fund)

    -    SSgA MSCI(R) EAFE(R) Index Fund (MSCI EAFE Index Fund)

    -    SSgA Life Solutions Income and Growth Fund (Income and Growth Fund)

    -    SSgA Life Solutions Balanced Fund (Balanced Fund)

    -    SSgA Life Solutions Growth Fund (Growth Fund)

As indicated below, some funds have a fundamental investment objective which may be changed only with the approval of a majority of the fund's shareholders as defined by the 1940 Act. Other funds have a nonfundamental investment objective which may be changed by the Board of Trustees without shareholder approval.
SSgA Funds Management, Inc. (the Advisor), serves as the Funds' investment advisor.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

MONEY MARKET FUND. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

There are risks associated with these instruments, which are described in the section called Principal Risks.

The fund management team bases its decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

The Money Market Fund has obtained a money market fund rating of Am from Standard & Poor's (S&P). The Am rating indicates that the fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P.


YIELD PLUS FUND. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The fund is not a money market fund and the price of this fund may fluctuate.


The fund attempts to meet its objective by investing primarily in high-quality, dollar denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The fund may also invest in derivative securities, including futures, options, swaps and other structured securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities.

The fund management team bases its decisions on the relative attractiveness of different sectors and issues which can vary depending on the general level of interest rates, market determined risk premiums, as well as supply/demand imbalances in the market. Risks associated with these investments are described in the Principal Risks section.

The Yield Plus Fund has obtained a credit quality rating of AA-f and a fund volatility rating of S1 from Standard & Poor's (S&P). The fund is rated AA-f based on the creditworthiness of its assets and sound management and practices. The AA-f rating indicates the fund's holdings and counterparties provide "very strong protection" against losses from credit defaults. A fund volatility rating of S1 indicates low sensitivity to changing market conditions. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P.


INTERMEDIATE FUND. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.


In pursuing this goal, the fund normally invests at least 80% of its total assets in investment grade or better debt instruments. The fund may also invest in derivative securities, including futures, options, swaps and other structured securities.


The fund management team makes investment decisions to seek to match or exceed the return of the Lehman Brothers Intermediate Government/Credit Bond (LBIGC) Index. The fund seeks to match the LBIGC Index's duration at all times while adding value through issue and sector selection. From the fixed-income securities including, but not limited to, those represented by the LBIGC Index, the fund management team considers interest rate trends to determine what types of bonds to invest in. Different securities are favored depending on the stability of interest rates. Fixed-income securities have risks explained in the Principal Risks section.

BOND MARKET FUND. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond (LBAB) Index.


Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments rated investment grade or better. Shareholders will be notified 60 days prior to changing the 80% investment policy. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may also invest in derivative securities, including futures, options, swaps and other structured securities.


The fund seeks to match the LBAB Index's duration at all times while adding value through issue and sector selection.

HIGH YIELD BOND FUND. The nonfundamental investment objective is to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers High Yield Bond (LBHYB) Index.


Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in high yield, high risk (non-investment grade) debt securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may invest in derivative securities, including futures, options, swaps and other structured securities.

Fund managers make investment decisions seeking to match or exceed the LBHYB Index by concentrating on industry allocation and securities selection, deciding on which industries to focus and which bonds to buy within these industries. In making individual security selections, the fund management team looks for securities that are undervalued.

GROWTH AND INCOME FUND. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The fund's goal is to provide greater long-term returns than the overall US equity market without incurring greater risks than those commonly associated with investments in equity securities. The fund's portfolio strategy combines market economics with fundamental research. The portfolio management team begins by assessing current economic conditions and forecasting economic expectations. The industry sectors of the S&P 500 Index are examined to determine the sector's market capitalized weighting and to estimate the performance of each sector relative to the Index as a whole. A balance is determined for the portfolio, giving greater weight to market sectors that are expected to outperform the overall market. Stocks are then selected for each sector of the fund's portfolio based on the issuer's industry classification, the stock's historical sensitivity to changing economic events and conditions and an assessment of the stock's current valuation and prospects. Risks associated with equity securities are described in the Principal Risks section.

S&P 500 INDEX FUND. The fundamental investment objective is to seek to replicate the total return of the S&P 500 Index.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The fund may pursue its investment objective by investing substantially all of its assets in the State Street Equity 500 Index Portfolio (the "Master Fund"), a registered investment company also advised by the same advisor as the SSgA Funds, with substantially the same investment objective, policies and restrictions as the fund. This investment approach is commonly referred to as a master/feeder structure. In this structure, the fund will be a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

The fund (either on its own or as part of a master/feeder structure) intends to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. The fund may also invest in futures and options. The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings.

To the extent that the fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the fund's performance and the performance of the S&P 500 Index is anticipated in both rising and falling markets. The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 0.95, before deduction of fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the fund's performance to that of the S&P 500 Index will increase as the size of the fund increases.

DISCIPLINED EQUITY FUND. The fundamental investment objective is to provide total returns that exceed over time the S&P 500 Index through investment in equity securities.

Equity securities will be selected for the fund on the basis of a proprietary, systematic investment process. The fund management team employs an equity strategy using bottom-up, quantitative stock selection from among the securities included in, but not limited to, the S&P 500 Index based upon a multi-factor return forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500 Index over time.

The equity strategy used by the fund is designed to provide a bridge between low risk/low value-added (or zero tracking error) passive investments, and high risk/high value-added (high tracking error) active management alternatives. This strategy attempts to create a portfolio with similar characteristics to the benchmark with the potential to provide excess returns by allowing the fund to hold most, but not all, of the securities in the benchmark. The fund seeks to maintain virtually the same sector and industry weightings as the benchmark, thus controlling the risk associated with more actively managed portfolios.

SMALL CAP FUND. The nonfundamental investment objective is to maximize the total return through investment in equity securities; under normal market conditions, at least 80% of total assets will be invested in securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies as represented by the Russell 2000 Index will include those companies with market capitalization generally ranging in value from $50 million to $1.4 billion. Sector and industry weight are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures and options.

Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The risks of securities of smaller capitalized companies are described in Principal Risks.

SPECIAL EQUITY FUND. The nonfundamental investment objective is to maximize total return through investment in mid- and small capitalization US equity securities.

The fund will attempt to meets its objective through the active selection of equity securities based on fundamental analysis. The investment approach emphasizes bottom-up stock selection informed by a top-down macroeconomic outlook. The fund management team focuses on identifying high quality stocks with sustainable growth prospects, paying particular attention to changes in the rates of growth of individual companies' earnings. This emphasis on growth stock selection makes the fund subject to risks associated with stock selection and the skills of the investment management team.

AGGRESSIVE EQUITY FUND. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.

The investable universe is constructed using the Russell 3000(R) Index. The universe is further restricted by keeping only those securities that have above average five-year earnings growth projections. All current holdings are then added to this universe to create an investable universe. Securities are then ranked using the Advisor's proprietary growth and value measures. The portfolio management team combines each of these measures to arrive at an overall sentiment for each security. Securities with aggressive five-year projections are subject to risks associated with rapid growth. The fund may invest in initial public offerings.

IAM SHARES FUND. The nonfundamental investment objective is to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM companies).

The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM companies. IAM companies are defined as companies that either (1) have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (Category I Shares) or (2) are listed in the S&P 500 Index, and have not been identified by the International Association of Machinists and Aerospace Workers or affiliated labor unions as having non-union sentiment (Category II Shares). Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of IAM companies. Shareholders would receive 60 days' notice prior to changing the 80% policy. As of the fiscal year-end of the fund, August 31, 2001, there was a universe of 360 publicly traded IAM affiliated companies as provided by the IAM. Based on the current model environment, nearly half of the 360 IAM-represented companies comprised the August 31, 2001 investments in the fund. The weighted average capitalization of the fund was $100.9 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment.

The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM companies are diverse both geographically and by industry. The portfolio manager will rebalance the fund frequently in order to maintain its relative exposure to IAM companies, as well as to account for any changes to the universe of IAM companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.

The fund may invest the remaining 20% of its assets in securities contained in the S&P 500 Index; these securities are chosen by a multifactor model which seeks to outperform the S&P 500 Index. In the 20% portion, the manager screens out securities of certain companies identified by the International Association of Machinists and Aerospace Workers Union as having non-union sentiment.

Proxies for the fund's underlying securities are voted in accordance with AFL/CIO guidelines.

EMERGING MARKETS FUND. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.


Under normal circumstances, the fund will invest primarily in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the fund invests will be expanded over time as the stock markets in other countries evolve. Nearly all of the fund's assets will be invested in equity, and equity-like, securities concentrated in emerging market countries (i.e., typically over 85% but no less than 80%). A stock market is classified as "emerging" if it meets at least one of the two general criteria: (i) it is located in a low or middle income economy as defined by the World Bank, and/or (ii) its investable market capitalization is low relative to its most recent GNP figures. A low or middle income is any country with a GNP per capita less than $9,266. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if it exceeds this amount. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered. Risks of emerging markets are discussed in the Principal Risks section.

The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These foreign government pooled vehicles are also subject to risks. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital Index Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will expand to gain exposure to new emerging countries.

INTERNATIONAL STOCK SELECTION FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.


The fund will attempt to meet its objective through the active selection of equity securities. The fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the MSCI EAFE Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls for excessive size or style exposures and is benchmark oriented.

INTERNATIONAL GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of equity securities based on the fundamental analysis of companies and investment themes. The fund management team's investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.

MSCI EAFE INDEX FUND. The nonfundamental investment objective is to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "Index" or "MSCI(R) EAFE(R) Index"). The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Master Funds that has the same investment objective as and investment policies that are substantially similar to those of, the fund.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund, using a "passive" or

"indexing" investment approach, attempts to replicate, before expenses, the performance of the MSCI(R) EAFE(R) Index. The MSCI(R) EAFE(R) Index is a well-known international stock market index that includes approximately 1,000 securities listed on the stock exchanges of 20 developed market countries (but not the United States). The portfolio manager seeks a correlation of .95, before expenses, or better between the fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The fund may attempt to meet its objective by investing substantially all of its assets in the State Street MSCI(R) EAFE(R) Index Portfolio (the "MSCI EAFE Master Fund"), a registered investment company with the same advisor as the SSgA Funds and with substantially the same investment objective, policies and restrictions as the fund. This investment approach is commonly referred to as a master/feeder structure. The MSCI EAFE Master Fund has been in existence since February 16, 2000.

In this structure, the fund will be a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should have the Advisor run the same strategy outside of the master/feeder structure, hire its own investment advisor, invest in a different master portfolio, or take other action. The fund (either on its own or as part of a master/feeder structure) intends to invest in all of the stocks comprising the MSCI(R) EAFE(R) Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole.

In addition, from time to time, stocks are added to or removed from the Index. The fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition, the fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the fund might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the fund. The fund may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

It is anticipated that the correlation of the fund's performance to that of the Index will increase as the size of the fund increases. The fund's ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The portfolio manager will monitor such correlation. Should the fund fail to achieve an appropriate level of correlation, this will be reported to the Board of Trustees, which will consider alternative arrangements.

LIFE SOLUTIONS FUNDS. The Life Solutions Funds attempt to meet their objectives by investing in shares of various combinations of the Investment Company's portfolios (the Underlying Funds) described in this prospectus. The Advisor believes that these combinations offer varying degrees of potential risk and reward. The Life Solutions Funds are designed primarily for tax-advantaged retirement accounts and other long-term investors. Each Life Solutions Fund's investment objective is nonfundamental:

LIFE SOLUTIONS INCOME AND GROWTH FUND seeks income and, secondarily, long-term growth of capital.

LIFE SOLUTIONS BALANCED FUND seeks a balance of growth of capital and income.

LIFE SOLUTIONS GROWTH FUND seeks long-term growth of capital.

The Life Solutions Funds are not designed as market timing vehicles, but rather as a simple approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Life Solutions Funds based on their personal investment goals, risk tolerance and financial circumstances. The chart below illustrates the relative degree to which each Life Solutions Fund (compared to the other Life Solutions Funds) seeks to obtain capital appreciation, income and stability of principal, within the parameters of each of their investment objectives:

LIFE SOLUTIONS FUND       CAPITAL APPRECIATION        INCOME          VOLATILITY
Income and Growth         Low                         High            Low
Balanced                  Medium                      Medium          Medium
Growth                    High                        Low             High

In investing in the Underlying Funds, the Life Solutions Funds seek to maintain different allocations between classes of equity, international equity, fixed-income and short-term assets funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective. The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Life Solutions Fund. It also shows the weightings of each Underlying Fund as of August 31, 2001. Although the Underlying Funds invest primarily in securities within the asset class under which they are listed, they may also invest from time to time in other types of securities consistent with each of their investment objectives.


ASSET CLASS/UNDERLYING FUND                      INCOME AND GROWTH      BALANCED         GROWTH
 Range of Total Equities                               20-60%             40-80%         60-100%
                                                          WEIGHTINGS IN EACH UNDERLYING FUND
                                                               AS OF AUGUST 31, 2001 (%)
      US EQUITIES
           S&P 500 Index Fund                           5.5                7.9             10.4
           Disciplined Equity Fund                      0.0                0.0              0.0
           Small Cap Fund                               3.4                4.0              4.6
           Aggressive Equity Fund                      27.7               38.8             51.8
           Growth and Income Fund                       0.0                0.0              0.0
           Special Equity Fund                          0.0                0.0              0.0
           Tuckerman Active REIT Fund(1)                0.0                0.0              0.0
           IAM SHARES Fund                              0.0                0.0              0.0
     INTERNATIONAL EQUITIES(2)                         0-15%              0-20%            0-25%
           International Stock Selection Fund           8.2               13.5             18.3
           Emerging Markets Fund                        0.3                0.3              0.3
           International Growth                         0.0                0.0              0.0
              Opportunities Fund
           MSCI EAFE Index Fund                         0.0                0.0              0.0
 Range of Bonds                                        40-80%            20-60%            0-40%
           Bond Market Fund                            48.6               31.2             12.4
           High Yield Bond Fund                         6.2                4.2              2.1
           Intermediate Fund                            0.0                0.0              0.0
           Yield Plus Fund                              0.0                0.0              0.0
 Range of Short Term Assets                             0-20%             0-20%            0-20%

-------------
(1) Information about the SSgA US Government Money Market Fund and SSgA Tuckerman Active REIT Fund is contained in separate prospectuses, which you may obtain by calling 1-800-647-7327 or by accessing the SSgA Funds online at www.ssgafunds.com.

(2) International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.

           Money Market Fund                            0.1                0.1              0.1
           US Government Money Market Fund(1)           0.0                0.0              0.0

The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees of the Investment Company and may be changed at any time by the Board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

The percentage allocation of a Life Solutions Fund's assets could from time to time deviate from its asset allocation range as a result of appreciation or depreciation of the shares of the Underlying Funds in which a Life Solutions Fund is invested. The Life Solutions Funds have adopted certain policies to reduce the likelihood of such an occurrence. First, the portfolio manager will rebalance each Life Solution Fund's holdings at least quarterly, or more frequently as the portfolio manager determines is appropriate. Rebalancing is the process of bringing the asset allocation of a Life Solutions Fund back into alignment with its asset allocation range. In addition, the portfolio manager will not allocate any new investment dollars to any Underlying Fund in an asset class whose maximum percentage has been exceeded. Finally, the portfolio manager will allocate new investment dollars on a priority basis to Underlying Funds in any asset class whose minimum percentage has not been achieved.

PRINCIPAL RISKS

Investment in the funds, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in a fund. There can be no assurance that a fund will achieve its objective. An investment in a fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Each of the funds has risks associated with it, as shown in the matrix below. Following the matrix is a detailed description of each risk.

RISK              MONEY MARKET     YIELD PLUS  INTERMEDIATE  BOND MARKET  HIGH YIELD BOND   GROWTH AND     S&P 500   DISCIPLINED
                                                                                            INCOME                   EQUITY
SECTOR                 X               X           X             X             X

MANAGEMENT             X               X           X             X             X                X            X           X
STRATEGY

MARKET                 X               X           X             X             X                X            X           X

LIQUIDITY              X               X           X             X             X                X            X           X

FIXED-INCOME           X               X           X             X             X
SECURITIES

RISK                   MONEY MARKET  YIELD PLUS   INTERMEDIATE   BOND MARKET   HIGH YIELD BOND   GROWTH AND   S&P 500   DISCIPLINED
                                                                                                 INCOME                 EQUITY
EQUITY SECURITIES                                                                                    X            X          X

IPOS                                                                                                 X

SECURITIES OF SMALL                                                                                  X                       X
CAP COMPANIES

SECURITIES OF LARGE                                                                                  X            X          X
CAP COMPANIES

NON-INVESTMENT GRADE                                   X              X             X
FIXED-INCOME
SECURITIES

ASSET-BACKED                X            X             X              X             X
SECURITIES

INSTRUMENTS OF US           X            X             X              X             X
AND FOREIGN BANKS
AND BRANCHES AND
FOREIGN
CORPORATIONS,
INCLUDING YANKEE
BONDS

VARIABLE AND                X            X             X              X             X
FLOATING RATE
SECURITIES

DERIVATIVES                              X             X              X             X                             X          X

MORTGAGE-BACKED                          X             X              X             X
SECURITIES

ANALYTICAL MODELS                                                                                                 X          X

PORTFOLIO TURNOVER                       X             X              X             X                                        X

RISK                SMALL CAP   SPECIAL EQUITY    AGGRESSIVE   IAM SHARES     EMERGING   INTERNATIONAL   INTERNATIONAL    MSCI EAFE
                                                  EQUITY                      MARKETS    GROWTH          STOCK SELECTION  INDEX
                                                                                         OPPORTUNITIES
SECTOR                   X            X                 X           X

MANAGEMENT               X            X                 X           X             X           X               X             X
STRATEGY

MARKET                   X            X                 X           X             X           X               X             X

LIQUIDITY                X                                          X             X           X               X             X

FIXED-INCOME                                                                      X           X               X
SECURITIES

EQUITY SECURITIES        X            X                 X           X             X           X               X             X

IPOS                     X            X                 X           X             X           X               X

SECURITIES OF SMALL      X            X                 X           X             X           X               X
CAP COMPANIES

SECURITIES OF LARGE                                     X           X             X           X               X
CAP COMPANIES

NON-INVESTMENT GRADE                                                              X           X               X
FIXED-INCOME
SECURITIES

INTERNATIONAL                                                                     X           X               X             X
SECURITIES

NON-US DEBT                                                                       X           X               X
SECURITIES

ANALYTICAL MODELS        X                              X           X             X                           X             X

DERIVATIVES              X            X                 X           X             X           X               X             X

EMERGING MARKET                                                                   X           X               X
COUNTRIES

FOREIGN CURRENCY AND                                                              X           X               X
EXCHANGE RATE

PORTFOLIO TURNOVER       X            X                 X

DESCRIPTIONS OF RISKS:

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

One such sector is the banking industry. The Money Market and Yield Plus Funds may be subject to banking industry risk, the risk that if a fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the fund's investments more than if a fund's investments were not invested to such a degree in the banking industry. Normally, the fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

MANAGEMENT STRATEGY RISK. The risk that a strategy may fail to produce the intended results. The S&P 500 Index Fund and the MSCI EAFE Index Fund are not managed according to traditional methods of active investment management which involves the buying and selling of securities based on economic, financial and market analysis and investment judgment. Similarly , the IAM SHARES Fund is managed, in part, with a passive management approach. The Disciplined Equity Fund seeks to maintain the sector and industry weightings of the benchmark while not holding all of the securities of the benchmark. Based on a multifactor model and not completely on intrinsic investment merit, these strategies may not be successful with respect to these funds.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

LIQUIDITY RISK. The risk that a fund will be unable to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, real estate investment trusts, international and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

FIXED-INCOME SECURITIES. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

EQUITY SECURITIES. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions. With respect to equity securities purchased by the Emerging Markets Fund certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These foreign government pooled vehicles are also subject to risks. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

INITIAL PUBLIC OFFERINGS (IPOS). Performance of a fund may be impacted by a fund's holdings of IPOs. Because an IPO is an equity security that is new to the public market, the value of IPOs can fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. There is no guarantee that a fund will continue to participate in the IPO market, and, due to their volatility, IPOs can have a positive or negative impact on performance. The IAM SHARES Fund will only invest in IPOs of IAM companies.

SECURITIES OF SMALL CAPITALIZATION COMPANIES. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile which could increase the volatility of the fund's portfolio.

SECURITIES OF LARGE CAPITALIZATION COMPANIES. A fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Although lower-rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks. They are especially subject to:

- Adverse changes in general economic conditions and in the industries in which their issuers are engaged;

-   Changes in the financial condition of their issuers; and

-   Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default.

ASSET-BACKED SECURITIES. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.

INSTRUMENTS OF US AND FOREIGN BANKS AND BRANCHES AND FOREIGN CORPORATIONS, INCLUDING YANKEE BONDS. Non-US corporations and banks issuing dollar denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities. They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal.

DERIVATIVES. There are certain investment risks in using derivatives, such as futures contracts, options on futures, swaps and structured notes, as a hedging technique. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Price movements of a futures contract, option or structured notes may not be identical to price movements of portfolio securities or a securities index, resulting in the risk that, when a fund buys the derivative as a hedge, the hedge may not be completely effective. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent either direct or indirect participation in, or are collateralized by and payable from mortgage loans secured by real property. The investment characteristics of mortgages differ from those of traditional fixed-income securities. Payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. Mortgage-backed securities are subject to prepayment risk, call risk and extension risk.

ANALYTICAL MODELS. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting undervalued stocks.

INTERNATIONAL SECURITIES. A fund's return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Foreign markets, economies and political systems may be less stable than US markets, and changes in exchange rates of foreign currencies can affect the value of a fund's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the US and there may be less public information available about foreign companies.

NON-US DEBT SECURITIES. A fund's foreign debt securities are typically obligations of sovereign governments. These securities are particularly subject to a risk of default from political instability and fluctuations in exchange rates. Significant emerging market debt is considered non-investment grade.

EMERGING MARKET COUNTRIES. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which have less stability than those of more developed countries. Emerging market securities are subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures.

FOREIGN CURRENCY AND EXCHANGE RATE. A fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms. Price spread on currency exchange (to cover service charges) may be incurred, particularly when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. Because a fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

PORTFOLIO TURNOVER. The portfolio turnover rate cannot be predicted, but it is anticipated that certain of the funds' annual turnover rates generally will fall within the range of 100-300% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. The Aggressive Equity, Small Cap and Disciplined Equity Funds typically have turnover rates in excess of 100% and are therefore subject to these risks. Funds with a portfolio turnover rate that is at the high end of the range are not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. The Yield Plus, Bond Market, Intermediate and High Yield Bond Funds will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income. Therefore, these funds may be subject to a greater degree of portfolio turnover than might be expected from a fund that invests substantially all of its assets on a long-term basis.

INVESTMENTS IN THE UNDERLYING FUNDS (LIFE SOLUTIONS FUNDS). The investments of each Life Solutions Fund are concentrated in the Underlying Funds, so each Life Solutions Fund's investment performance is directly related to the investment performance of the Underlying Funds that it holds. The ability of each Life Solutions Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives and to the allocation among the Underlying Funds by the Advisor. There can be no assurance that the investment objective of any Life Solutions Fund or Underlying Fund will be achieved.

AFFILIATED PERSONS (LIFE SOLUTIONS FUNDS). The Advisor and the officers and trustees of the Life Solutions Funds also serve as investment advisor, officers and trustees, respectively, of the Underlying Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Life Solutions Funds and the Underlying Funds. The trustees believe they have structured the Life Solutions Funds to avoid these concerns. If a situation arises that may result in a conflict, the trustees and officers of the Life Solutions Funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

INVESTMENT PRACTICES OF UNDERLYING FUNDS (LIFE SOLUTIONS FUNDS). In addition to their principal investments, certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; engage in options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase or reverse repurchase agreements; borrow money; and engage in various other investment practices. All Life Solutions Funds may invest in Underlying Funds that in turn invest in securities of international or emerging markets and thus are subject to additional risks of these investments, including changes in foreign currency exchange rates and political risk.

INVESTMENTS IN OTHER INVESTMENT COMPANY FUNDS (S&P 500 INDEX AND MSCI EAFE INDEX FUNDS). Currently the investments of the fund are concentrated in the shares of another investment company with substantially the same investment objectives, policies and restrictions as the fund. In that case, the fund's investment performance is directly related to the investment performance of the Master Fund and/or the MSCI EAFE Master Fund. The ability of the fund to meet its investment objective is directly related to the ability of the Master Fund and/or the MSCI EAFE Master Fund to meet its objective. There can be no assurance that the investment objective of the fund or the Master Fund and/or the MSCI EAFE Master Fund will be achieved.

AFFILIATED PERSONS (S&P 500 INDEX AND MSCI EAFE INDEX FUNDS). The Advisor also serves as investment advisor to the Master Fund and/or the MSCI EAFE Master Fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the fund and the Master Fund and/or the MSCI EAFE Master Fund. The Trustees believe they have structured the participation in the Master Fund and/or the MSCI EAFE Master Fund to avoid these concerns. If a situation arises that may result in a conflict, the Trustees and officers of the fund will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

INDEX CORRELATION (S&P 500 INDEX AND MSCI EAFE INDEX FUNDS). The fund's ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The fund's management team will monitor correlation. Should the fund fail to achieve an appropriate level of correlation, the Advisor will report to the Board of Trustees, which will consider alternative arrangements.

RISK AND RETURN

The following bar charts illustrate the risks of investing in each fund by showing changes in a fund's performance from year to year over the life of the fund. The accompanying tables further illustrate the risks of investing in a fund by showing how the fund's average annual returns for 1, 5 and 10 years (or, if less, since a fund's inception) compare to the returns of a broad-based securities market index. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                                MONEY MARKET FUND

Annual Total Returns

[bar chart]

1991      6.28%
1992      3.91%
1993      3.09%
1994      3.99%
1995      5.76%
1996      5.21%
1997      5.37%
1998      5.30%
1999      4.91%
2000      6.18%


Best Quarter - March 31, 1991: 1.70%

Worst Quarter - December 31, 1993: 0.74%

Current Fiscal Quarter - August 31, 2001: 0.94%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                              1 YEAR              5 YEARS*        10 YEARS*
Money Market Fund                              6.18%               5.39%             5.00%
Salomon Smith Barney 3-month Treasury bill     5.96                5.25              4.86
Lipper Average Money Market Funds              5.70                5.00.             4.62

*Annualized


                                  7-Day Yields
                     FOR THE PERIOD ENDED DECEMBER 31, 2000:
                                                CURRENT       EFFECTIVE
Money Market Fund                                6.26%          6.46%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                                 YIELD PLUS FUND

Annual Total Returns

[bar chart]

 1993                 3.44%
 1994                 4.10%
 1995                 6.56%
 1996                 5.48%
 1997                 5.54%
 1998                 4.83%
 1999                 5.52%
 2000                 6.68%


Best Quarter - December 31, 2000: 1.82%

Worst Quarter - September 30, 1993: 0.71%

Current Fiscal Quarter - August 31, 2001: 0.98%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                  FOR THE PERIODS ENDED DECEMBER 31, 2000:
YIELD PLUS FUND                                                 1 YEAR            5 YEARS*          INCEPTION*
Return Before Taxes                                               6.68%             5.61%              5.24%
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
LIBOR 90-day Index                                                6.56              5.76               5.34

*Annualized. The fund began operating on November 9, 1992.

                                  30-Day Yields

                     FOR THE PERIOD ENDED DECEMBER 31, 2000:
                                     CURRENT
Yield Plus Fund                       6.33%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                                INTERMEDIATE FUND

Annual Total Returns

[bar chart]

1994                (4.43%)
1995                16.66%
1996                 3.69%
1997                 7.44%
1998                 7.93%
1999                (0.03%)
2000                10.06%


Best Quarter - June 30, 1995:  5.57%

Worst Quarter - March 31, 1994:  (3.14%)

Current Fiscal Quarter - August 31, 2001:  3.12%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          Average Annual Total Returns

                    FOR THE PERIODS ENDED DECEMBER 31, 2000:
INTERMEDIATE FUND                                                 1 YEAR                5 YEARS*            INCEPTION*
Return Before Taxes                                               10.06%                5.76%               5.35%
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Bros. Intermediate Government/Credit                       10.12                 6.11                5.98

*Annualized. The fund began operating on September 1, 1993.

                                  30-Day Yields

                     FOR THE PERIOD ENDED DECEMBER 31, 2000:
                                     CURRENT
Intermediate Fund                      5.65%


Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com

                                BOND MARKET FUND

Annual Total Returns

[bar chart]

1997                 8.93%
1998                 8.36%
1999                (1.33%)
2000                10.82%


Best Quarter - December 31, 2000: 4.28%

Worst Quarter - June 30, 1999: (1.24%)

Current Fiscal Quarter - August 31, 2001: 3.49%

                                  30-Day Yields

                     FOR THE PERIOD ENDED DECEMBER 31, 2000:
                                     CURRENT
Bond Market Fund                      5.95%


Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          Average Annual Total Returns
                    For the Periods Ended December 31, 2000:

BOND MARKET FUND                      1 YEAR               INCEPTION*
Return Before Taxes                    10.82%                  5.84%
Return After Taxes on
Distributions
Return After Taxes on
Distributions and Sale of
Fund Shares
Lehman Bros. Aggregate Bond
Index                                  11.63                   6.43

*Annualized. The fund began operating on February 7, 1996.

                              HIGH YIELD BOND FUND

Annual Total Returns

[bar chart]

 1999                 8.19%
 2000                (2.43%)


Best Quarter - March 31, 1999: 5.10%

Worst Quarter - December 31, 2000: (5.19%)

Current Fiscal Quarter - August 31, 2001: (0.95%)


                                  30-Day Yields

                     FOR THE PERIOD ENDED DECEMBER 31, 2000:
                                     CURRENT
High Yield Bond Fund                  7.96%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          Average Annual Total Returns


                    FOR THE PERIODS ENDED DECEMBER 31, 2000:
HIGH YIELD BOND FUND                                                1 YEAR          INCEPTION*
Return Before Taxes                                                 (2.43%)            4.38%
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Bros. High Yield Bond Index                                   (5.86)            (2.05)


*Annualized. The fund began operating on May 4, 1998.

                             GROWTH AND INCOME FUND

Annual Total Returns

[bar chart]

1994           (0.26%)
1995           28.62%
1996           21.43%
1997           37.64%
1998           34.74%
1999           20.87%
2000           (5.79%)


Best Quarter - December 31, 1998: 23.77%

Worst Quarter - December 31, 2000: (10.89%)

Current Fiscal Quarter - August 31, 2001: (11.12%)

The performance of the fund in prior years can be, in part, attributed to investments made in IPOs. There is no guarantee that the fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                                                  1 YEAR          5 YEARS*        INCEPTION*
 Growth and Income Fund Return Before Taxes                       (5.79%)          20.72%           17.84%
 Return After Taxes on Distributions
 Return After Taxes on Distributions and Sale of Fund Shares
 S&P 500 Index                                                    (9.11)           18.33            17.60

*Annualized. The fund began operating on September 1, 1993.



                               S&P 500 INDEX FUND

Annual Total Returns

[bar chart]

1993                 9.61%
1994                 1.30%
1995                37.02%
1996                22.65%
1997                33.10%
1998                28.35%
1999                20.89%
2000                (9.21%)


Best Quarter - December 31, 1998: 21.24%

Worst Quarter - September 30, 1998: (9.97%)

Current Fiscal Quarter - August 31, 2001: (9.49%)


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          Average Annual Total Returns

                    FOR THE PERIODS ENDED DECEMBER 31, 2000:
S&P 500 INDEX FUND                                              1 YEAR          5 YEARS*       INCEPTION*
Return Before Taxes                                             (9.21%)          18.12%          16.95%
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 500 Index                                                    (9.11)           18.33           17.20

*Annualized. The fund began operating on December 30, 1992.

                             DISCIPLINED EQUITY FUND

Annual Total Returns

[bar chart]


 1993                16.30%
 1994                (0.40%)
 1995                28.17%
 1996                23.68%
 1997                34.23%
 1998                21.71%
 1999                15.35%
 2000               (14.13%)


Best Quarter - December 31, 1998: 22.35%

Worst Quarter - September 30, 1998: (13.89%)

Current Fiscal Quarter - August 31, 2001: (8.38%)


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          Average Annual Total Returns

                    FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                                                 1 YEAR        5 YEARS*         INCEPTION*
Disciplined Equity Fund Return Before Taxes                     (14.13%)        14.89%            14.30%
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 500 Index                                                    (9.11)         18.33             16.72


*Annualized. The fund began operating on May 4, 1992 (formerly known as SSgA Matrix Equity Fund).

                                 SMALL CAP FUND

Annual Total Returns

[bar chart]

1993                12.96%
1994                (0.95%)
1995                41.83%
1996                28.79%
1997                23.60%
1998                (7.55%)
1999                 3.58%
2000                 4.50%


Best Quarter - December 31, 1998: 19.66%

Worst Quarter - September 30, 1998: (27.21%)

Current Fiscal Quarter - August 31, 2001: (4.58%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          Average Annual Total Returns

                    FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                                              1 YEAR           5 YEARS*          INCEPTION*
 Small Cap Fund Return Before Taxes                            4.50%             9.76%             13.28%
 Return After Taxes on Distributions
 Return After Taxes on Distributions and Sale of Fund Shares
 Russell 2000 Index                                           (3.02)            10.31              13.32

*Annualized. The fund began operating on July 1, 1992.

                               SPECIAL EQUITY FUND

Annual Total Returns

[bar chart]

 1999                50.36%
 2000                (4.88%)


Best Quarter - December 31, 1999:  51.03%

Worst Quarter - September 30, 1998:  (21.42%)

Current Fiscal Quarter - August 31, 2001:  (15.87%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          Average Annual Total Returns

                    FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                                                1 YEAR              INCEPTION*
 Special Equity Fund Return Before Taxes                        (4.88%)               10.62%
 Return After Taxes on Distributions
 Return After Taxes on Distributions and Sale of Fund Shares
 Russell Small Cap Completeness Index                           (8.96)                 5.67

*Annualized. The fund began operating on May 1, 1998.

                             AGGRESSIVE EQUITY FUND

Annual Total Returns

[bar chart]


 1999               120.79%
 2000                (2.57%)


Best Quarter - December 31, 1999: 69.94%

Worst Quarter - December 31, 2000: (12.41%)

Current Fiscal Quarter - August 31, 2001: (9.88%)

The performance of the fund in prior years can be, in part, attributed to investments made in IPOs. There is no guarantee that the fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          Average Annual Total Returns

                    FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                                                        1 YEAR                INCEPTION*
 Aggressive Equity Fund Return Before Taxes                              (2.57%)               48.49%
 Return After Taxes on Distributions
 Return After Taxes on Distributions and Sale of Fund Shares
 Russell 2500 Growth Index                                              (16.09)                15.87**
 Russell 3000 Index                                                      (7.46)                13.43


* Annualized. The fund began operating on December 30, 1998.

** Index inception return contains the first full calendar month.

                                 IAM SHARES FUND

Annual Total Returns

[bar chart]

2000                (8.12%)


Best Quarter - December 31, 1999: 15.75%

Worst Quarter - September 30, 1999: (7.20%)

Current Fiscal Quarter - August 31, 2001: (9.51%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns


                    FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                                               1 YEAR              INCEPTION*
IAM SHARES Fund Return Before Taxes                            (8.12%)                2.90%
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 500 Index                                                  (9.11)                 2.47%


*Annualized. This fund began operating on June 2, 1999.


                              EMERGING MARKETS FUND

Annual Total Returns

[bar chart]


 1995                (7.89%)
 1996                14.88%
 1997                (8.81%)
 1998               (15.94%)
 1999                64.83%
 2000               (29.97%)


Best Quarter - December 31, 1999: 26.03%

Worst Quarter - December 31, 1997: (21.41%)

Current Fiscal Quarter - August 31, 2001: (9.87%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          Average Annual Total Returns

                    FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                             1 YEAR           5 YEARS*        INCEPTION*
Emerging Markets Fund
Return Before Taxes                         (29.97%)           0.33%            0.23%
Return After Taxes on Distributions
Return After Taxes on
Distributions and Sale of Fund Shares
S&P/IFC Investable Composite Index          (31.76)           (3.67)           (5.46)

*Annualized. The fund began operating on March 1, 1994.

                       INTERNATIONAL STOCK SELECTION FUND

Annual Total Returns

[bar chart]

 1996                 3.92%
 1997               (10.10%)
 1998                13.54%
 1999                32.53%
 2000               (16.33%)


Best Quarter - March 31, 1998: 17.88%

Worst Quarter - September 30, 1998: (15.97%)

Current Fiscal Quarter - August 31, 2001: (5.24%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year, 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                                                 1 YEAR            5 YEARS        INCEPTION*
International Stock Selection Fund
Return Before Taxes                                             (16.33%)            3.30%           4.94%
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
MSCI EAFE Index                                                 (14.17)             7.14            8.82

* Annualized. The fund began operating on March 7, 1995 (formerly known as SSgA Active International Fund).

                     INTERNATIONAL GROWTH OPPORTUNITIES FUND

Annual Total Returns

[bar chart]


1999                49.99%
2000               (13.41%)


Best Quarter - December 31, 1999: 27.51%

Worst Quarter - September 30, 1998: (17.58%)

Current Fiscal Quarter - August 31, 2001: (11.25%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          Average Annual Total Returns

                    FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                                                           1 YEAR              INCEPTION*
International Growth Opportunities Fund Return Before Taxes               (13.41%)               10.24%
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
MSCI All Country World Index                                              (15.03)                 4.23
MSCI EAFE Index                                                           (13.96)                 5.00


*Annualized. The fund began operating on May 1, 1998.

                              MSCI EAFE INDEX FUND

The MSCI EAFE Index Fund has not been in existence for a full calendar year. Therefore, performance information is not available. This fund began operating on October 15, 2001.


                      LIFE SOLUTIONS INCOME AND GROWTH FUND

Annual Total Returns

[bar chart]

1998                11.02%
1999                 7.40%
2000                 1.89%


Best Quarter - December 31, 1998: 7.85%

Worst Quarter - September 30, 1998: (3.50%)

Current Fiscal Quarter - August 31, 2001: (2.69%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          Average Annual Total Returns

                    FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                                                 1 YEAR              INCEPTION*
Life Solutions Income and Growth Fund
Return Before Taxes                                                1.89%                7.18%
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Russell 3000 Index                                                (7.46)               13.43
Lehman Bros. Aggregate Bond Index                                 11.63                 7.30
MSCI EAFE Index                                                  (13.96)                5.54
S&P 500 Index                                                     (9.11)               13.70
Composite Market Index**                                           3.52                 9.74


* Annualized. The fund began operating on July 1, 1997.

** Composite Market Index is comprised of Russell 3000 Index (35%), Lehman Bros. Aggregate Bond Index (60%) and MSCI EAFE Index (5%).

                          LIFE SOLUTIONS BALANCED FUND

Annual Total Returns

[bar chart]


 1998                12.30%
 1999                12.83%
 2000                (2.20%)


Best Quarter - December 31, 1998: 12.05%

Worst Quarter - September 30, 1998: (7.74%)

Current Fiscal Quarter - August 31, 2001: (5.01%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          Average Annual Total Returns

                    FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                                                 1 YEAR              INCEPTION*
Life Solutions Balanced Fund Return Before Taxes                  (2.20%)               7.67%
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Russell 3000 Index                                                (7.46)               13.43
Lehman Bros. Aggregate Bond Index                                 11.63                 7.30
MSCI EAFE Index                                                  (13.96)                5.54
S&P 500 Index                                                     (9.11)               13.70
Composite Market Index**                                          (0.64)               10.58


*Annualized. The fund began operating on July 1, 1997.


**Composite Market Index is comprised of Russell 3000 Index (50%), Lehman Bros. Aggregate Bond Index (40%) and MSCI EAFE Index (10%).


                           LIFE SOLUTIONS GROWTH FUND

Annual Total Returns

[bar chart]

 1998                13.76%
 1999                18.25%
 2000                (6.43%)


Best Quarter - December 31, 1998: 16.41%

Worst Quarter - September 30, 1998: (11.56%)


Current Fiscal Quarter - August 31, 2001: (7.32%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          Average Annual Total Returns


                    FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                                                  1 YEAR             INCEPTION*
Life Solutions Growth Fund Return Before Taxes                     (6.43%)              8.08%
 Return After Taxes on Distributions
 Return After Taxes on Distributions and Sale of Fund Shares
 Russell 3000 Index                                                (7.46)              13.43
 Lehman Bros. Aggregate Bond Index                                 11.63                7.30
 MSCI EAFE Index                                                  (13.96)               5.54
 S&P 500 Index                                                     (9.11)              13.70
 Composite Market Index**                                          (4.72)              11.31


*Annualized. The fund began operating on July 1, 1997.


**Composite Market Index is comprised of Russell 3000 Index (65%), Lehman Bros. Aggregate Bond Index (20%) and MSCI EAFE Index (15%).

----------------

                         FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold shares of the funds.

                                SHAREHOLDER FEES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


 Maximum Sales Charge (Load) Imposed on Purchases                                      None
 Maximum Deferred Sales Charge (Load)                                                  None
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends or Other Distributions    None
 Redemption Fee (All Funds except International Stock Selection,
  Emerging Markets, International Growth Opportunities and MSCI EAFE Index Funds)      None
 Redemption Fee (International Stock Selection, Emerging Markets,
  International Growth Opportunities, and MSCI EAFE Index Funds)*                        2%
 Exchange Fee                                                                          None
 Maximum Account Fee                                                                   None


* Redemptions (including exchanges) of shares of the International Stock Selection, Emerging Markets, International Growth Opportunities and MSCI EAFE Index Funds executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.


                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


 FUND                  MANAGEMENT FEE    DISTRIBUTION AND    OTHER EXPENSES    GROSS EXPENSES    LESS CONTRACTUAL   TOTAL ANNUAL
                                         SERVICE (12b-1)                                         MANAGEMENT FEE     EXPENSES AFTER
                                         FEES(1)                                                 WAIVERS AND        WAIVERS AND
                                                                                                 REIMBURSEMENTS     REIMBURSEMENTS
 Money Market(2)           .25%               .07%                .06%              .38%            --                   .38%
 Yield Plus                .25%               .12%                .11%              .48%            --                   .48%
 Intermediate(3)           .80%               .14%                .28%             1.22%          (.62%)                 .60%
 Bond Market(4)            .30%               .05%                .11%              .46%            --                   .46%
 High Yield Bond(4)        .30%               .07%                .34%              .71%            --                   .71%


(1) The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Money Market--.03/.04; Yield Plus--.06/.06; Intermediate--.05/.09; Bond Market--.02/.03; and High Yield Bond--.04/.03.

(2) The Advisor has contractually agreed to reimburse the Money Market Fund for all expenses to the extent that total expenses exceed .40% of average daily net assets on an annual basis until December 31, 2002.

(3) The Advisor has contractually agreed to waive .50% of its .80% management fee for the Intermediate Fund until December 31, 2010. In addition, until December 31, 2002, the Advisor agrees to reimburse the fund for all expenses in excess of .60% of average daily net assets on an annual basis. The annual management fee after the waiver and reimbursement is .18%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.

(4) The Advisor has contractually agreed to reimburse the Bond Market and High Yield Bond Funds for all expenses in excess of .50% and .75%, respectively, of average daily net assets on an annual basis until December 31, 2002.

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


FUND                       MANAGEMENT FEE   DISTRIBUTION AND    OTHER EXPENSES  GROSS EXPENSES    LESS CONTRACTUAL  TOTAL ANNUAL
                                            SERVICE (12b-1)                                       MANAGEMENT FEE    EXPENSES AFTER
                                            FEES(1)                                               WAIVERS AND       WAIVERS AND
                                                                                                  REIMBURSEMENTS    REIMBURSEMENTS
Growth and Income(2)           .85%             .25%                .11%           1.21%             (.11%)            1.10%
S&P 500 Index(3)               .045% **         .09%                .035%           .17%               --               .17%
Disciplined Equity(4)          .75%             .15%                .12%           1.02%             (.50%)             .52%
Small Cap                      .75%             .19%                .13%           1.07%               --              1.07%
Special Equity(5)              .75%             .10%                .28%           1.13%             (.03%)            1.10%
Aggressive Equity(6)           .75%             .10%               1.62%           2.48%            (1.38%)            1.10%
IAM SHARES(7)                  .25%             .15%                .18%            .58%               --               .58%


** The Management Fee represents the fee for advisory, custody, transfer agency and administration services that is paid by the Master Fund to the Advisor.

(1) The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Growth and Income--.14/.11;
    S&P 500--.04/.05; Disciplined Equity--.05/.10; Small Cap--.05/.14; Special Equity--.07/.03; Aggressive Equity--.06/.04; and IAM SHARES--.12/.03.

(2) The Advisor has contractually agreed to reimburse the Growth and Income Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the waiver and reimbursement is .74%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.

(3) The Advisor has contractually agreed to reimburse the S&P 500 Index Fund for all expenses in excess of .18% of average daily net assets on an annual basis until December 31, 2002. The total annual expenses shown above have been restated to reflect current fees and the reimbursement and reflect the expenses of both the S&P 500 Index Fund and the Master Fund.

(4) The Advisor has contractually agreed to waive .50% of its .75% management fee for the Disciplined Equity Fund until December 31, 2011. The annual management fee after the waiver and reimbursement is .25%. The total annual expenses shown above have been restated to reflect the waiver.

(5) The Advisor has contractually agreed to reimburse the Special Equity Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .72%. The total annual expenses shown above have been restated to reflect the reimbursement.

(6) The Advisor has contractually agreed to reimburse the Aggressive Equity Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .00%. The total annual expenses shown above have been restated to reflect the reimbursement.

(7) The Advisor has contractually agreed to reimburse the IAM SHARES Fund for all expenses in excess of .65% of average daily net assets on an annual basis until December 31, 2002.

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


 FUND                           MANAGEMENT FEE   DISTRIBUTION AND  OTHER EXPENSES  GROSS EXPENSES  LESS CONTRACTUAL    TOTAL ANNUAL
                                                 SERVICE (12b-1)                                   MANAGEMENT FEE    EXPENSES AFTER
                                                 FEES(1)                                             WAIVERS AND       WAIVERS AND
                                                                                                   REIMBURSEMENTS    REIMBURSEMENTS
Emerging Markets(2)                .75%             .24%              .48%            1.47%             (.22%)            1.25%
International Stock Selection(3)   .75%             .07%              .51%            1.33%             (.33%)            1.00%
International Growth
Opportunities(4)                   .75%             .12%              .35%            1.22%             (.12%)            1.10%
MSCI EAFE Index(5)                 .15%**           .08%              .17%              --                --               .40%


** The Management Fee represents the fee for advisory, custody, transfer agency and administration services that is paid by the Master Fund to the Advisor.

(1) The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Emerging Markets--.17/.07; International Stock Selection--.04/.03; International Growth
    Opportunities--.08/.04; and MSCI EAFE Index--.05/.03.

(2) The Advisor has contractually agreed to reimburse the Emerging Markets Fund for all expenses in excess of 1.25% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .53%. The total annual expenses shown above have been restated to reflect the reimbursement.

(3) The Advisor has contractually agreed to reimburse the International Stock Selection Fund for all expenses in excess of 1.00% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the waiver is .42%. The total annual expenses shown above have been restated to reflect the reimbursement.

(4) The Advisor has contractually agreed to reimburse the International Growth Opportunities Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the waiver is .63%. The total annual expenses shown above have been restated to reflect the reimbursement.

(5) Other Expenses includes an annual licensing fee of .05% for the use of the name MSCI(R) EAFE(R) Index. The Total Annual Fund Operating Expenses reflect the expenses of both the MSCI EAFE Index Fund and the Master Fund. The Advisor has contractually agreed to reimburse the fund for all expenses in excess of .40% of average daily net assets on an annual basis until December 31, 2002.

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                  LIFE SOLUTIONS INCOME AND    LIFE SOLUTIONS BALANCED    LIFE SOLUTIONS GROWTH
                                                  GROWTH FUND(1)               FUND(1)                    FUND(1)
MANAGEMENT FEE                                         .00%                         .00%                            .00%

DISTRIBUTION AND SERVICE (12b-1) FEES(2)               .15%                         .15%                            .15%
OTHER EXPENSES                                         .44%                         .13%                            .20%
                                                      ------                       -----                           -----
GROSS EXPENSES                                         .59%                         .28%                            .35%

LESS CONTRACTUAL MANAGEMENT FEE WAIVERS AND
REIMBURSEMENTS                                        (.14%)                         --                              --
                                                      ------                       -----                           -----
TOTAL ANNUAL EXPENSES AFTER WAIVERS AND
REIMBURSEMENTS                                         .45%                         .28%                            .35%
                                                      ------                       -----                           -----
AVERAGE INDIRECT EXPENSES BEFORE WAIVERS AND
REIMBURSEMENTS ON UNDERLYING FUNDS                    1.08%                        1.33%                           1.62%
                                                      ------                       -----                           -----
AVERAGE INDIRECT EXPENSES AFTER WAIVERS AND
REIMBURSEMENTS ON UNDERLYING FUNDS                     .70%                         .80%                            .90%
                                                      ------                       -----                           -----
TOTAL ANNUAL EXPENSES AFTER WAIVERS AND
REIMBURSEMENTS (INCLUDING INDIRECT EXPENSES)          1.53%                        1.61%                           1.97%
                                                      ------                       -----                           -----
TOTAL ANNUAL EXPENSES (INCLUDING INDIRECT
EXPENSES) AFTER WAIVERS AND REIMBURSEMENTS OF         1.15%                        1.08%                           1.25%
UNDERLYING FUNDS                                      ------                       -----                           -----

(1) The Advisor has contractually agreed to reimburse the Life Solutions Funds to the extent that total expenses (other than distribution and service fees) exceed .30% until December 31, 2002. The other expenses and total annual expenses shown above have been restated to reflect the reimbursement.

(2) The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Life Solutions Income and Growth Fund--.02/.13; Life Solutions Balanced Fund--.02/.13; and Life Solutions Growth Fund--.02/.13.


While the Life Solutions Funds are expected to operate at a .30% or lower expense level prior to payment of 12b-1 fees, shareholders in a Life Solutions Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the Life Solutions Fund invests. Each Life Solutions Fund intends to invest in some, but not all, of the Underlying Funds. Based on current expectations and the weighted exposure to the Underlying Funds, the following is the indirect expense ratio (before and after fee waivers and/or expense reimbursements) of each Life Solutions Fund:


LIFE SOLUTIONS FUND                   AVERAGE INDIRECT EXPENSE RATIOS BEFORE AND AFTER FEE
                                      WAIVER AND/OR EXPENSE REIMBURSEMENT (%)

                                      BEFORE                      AFTER
Income and Growth Fund                 1.08                        .701
Balanced Fund                          1.33                        .80
Growth Fund                            1.62                        .90

EXAMPLE

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN A FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE 2% REDEMPTION FEE ON THE EMERGING MARKETS, INTERNATIONAL STOCK SELECTION, INTERNATIONAL GROWTH OPPORTUNITIES AND MSCI EAFE INDEX FUNDS DOES NOT APPLY IN THE EXAMPLE. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT A FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


       FUND                            1 YEAR          3 YEARS        5 YEARS          10 YEARS
       Money Market                    $ 39            $122           $  213           $  480
                                       ====            ====           ======           ======
       Yield Plus                      $ 49            $154           $  269           $  604
                                       ====            ====           ======           ======
       Intermediate                    $ 61            $218           $  389           $  957
                                       ====            ====           ======           ======
       Bond Market                     $ 47            $148           $  258           $  579
                                       ====            ====           ======           ======
       High Yield Bond                 $ 72            $226           $  392           $  869
                                       ====            ====           ======           ======
       Growth and Income               $112            $373           $  654           $1,456
                                       ====            ====           ======           ======
       S&P 500 Index*                  $ 17            $ 55           $   96           $  217
                                       ====            ====           ======           ======
       Disciplined Equity              $ 53            $167           $  291           $  653
                                       ====            ====           ======           ======
       Small Cap                       $109            $340           $  590           $1,306
                                       ====            ====           ======           ======
       Special Equity                  $112            $356           $  619           $1,372
                                       ====            ====           ======           ======
       Aggressive Equity               $112            $641           $1,196           $2,712
                                       ====            ====           ======           ======
       IAM SHARES Fund                 $ 59            $186           $  324           $  726
                                       ====            ====           ======           ======
       Emerging Markets                $127            $422           $  739           $1,636
                                       ====            ====           ======           ======
       International Stock Selection   $102            $389           $  697           $1,573
                                       ====            ====           ======           ======
       International Growth
       Opportunities                   $112            $375           $  659           $1,467
                                       ====            ====           ======           ======
       MSCI EAFE Index*                 $41            $128           $  224           $  505
                                        ===            ====           ======           ======
       Life Solutions:
          Income and Growth             $46            $175           $  315           $  725
                                        ===            ====           ======           ======
          Balanced                      $29            $ 90           $  157           $  356
                                        ===            ====           ======           ======
          Growth                        $36            $113           $  197           $  443
                                        ===            ====           ======           ======


* The costs shown in the example above reflect the costs of both the Fund and the respective Master Fund.


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (not applicable to the Money Market Fund).

                             MANAGEMENT OF THE FUND


INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for each fund and directs the investment of each fund in accordance with the fund's investment objective, policies and restrictions.

The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $___ billion under management as of __________, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

For its services as the Advisor, each fund in this prospectus pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). However, the Advisor has voluntarily agreed to waive or reimburse its fees for certain funds.


                               ANNUAL MANAGEMENT FEES (% OF AVERAGE DAILY NET ASSETS):

FUND                           MANAGEMENT FEE AFTER WAIVERS OR    MANAGEMENT FEE BEFORE WAIVERS OR
                               REIMBURSEMENTS (%)                 REIMBURSEMENTS (%)
Money Market                      0.25                               0.25
Yield Plus                        0.25                               0.25
Intermediate                      0.18                               0.80
Bond Market                       0.30                               0.30
High Yield Bond                   0.30                               0.30
Growth and Income                 0.74                               0.85
S&P 500 Index*                    0.00                               0.00
Disciplined Equity                0.25                               0.75
Small Cap                         0.75                               0.75
Special Equity                    0.71                               0.75


* The S&P 500 Index Fund pays the Master Fund an annual fee, calculated daily and paid monthly, of 0.045% (after fee reimbursement) of the average daily net asset value of the fund. The fee is for management, custody and administrative services provided by the Master Fund.


                                     ANNUAL MANAGEMENT FEES (% OF AVERAGE DAILY NET ASSETS):

FUND                                 MANAGEMENT FEE AFTER WAIVERS OR    MANAGEMENT FEE BEFORE WAIVERS OR
                                     REIMBURSEMENTS (%)                 REIMBURSEMENTS (%)
Aggressive Equity                        0.00                               0.75
IAM SHARES                               0.25                               0.25
Emerging Markets                         0.53                               0.75
International Stock Selection            0.42                               0.75

International Growth Opportunities       0.63                               0.75
Life Solutions Balanced                  0.00                               0.00
Life Solutions Growth                    0.00                               0.00
Life Solutions Income and Growth         0.00                               0.00


The Life Solutions Funds will not be charged a fee by the Advisor. However, each Life Solutions Fund, as a shareholder in the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds.

PORTFOLIO MANAGEMENT


BOND MARKET AND INTERMEDIATE FUNDS. The SSgA Global Fixed Income Team has primary responsibility for the investment management decisions regarding the SSgA Bond Market and Intermediate Funds. While each fund was previously managed by a lead portfolio manager, the Advisor has migrated to the team approach to create an environment that encourages the flow of investment ideas for this strategy. The portfolio managers within this team work together in a cohesive manner to develop and enhance techniques that drive the investment process and draw on the resources of other groups of the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy, fundamental and quantitative analysis while integrating in-depth knowledge of a growing list of indices and market structures. The SSgA Global Fixed Income Team is overseen by the State Street Global Advisors Investment Committee, which is comprised of 11 senior staff managers.

HIGH YIELD BOND FUND. Mr. Bruce Walbridge, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA High Yield Bond Fund. He joined the firm in 1988. Mr. Walbridge is also the Unit Head of the Global High Yield group. Preceding this, he managed several domestic bond portfolios including SSgA's Flagship Government/Corporate Bond Fund. Before joining the Fixed Income group as a Credit Analyst, he was an Assistant Portfolio Manager in SSgA's International Equity group. Utilizing his credit analysis background, Mr. Walbridge's focus over the last six years has been on corporate bond analysis and trading. He has been working in the investment management field since 1987. Mr. Walbridge holds both MBA and BSBA degrees in Finance from Boston University. There are two other managers who assist in managing the fund.

YIELD PLUS FUND. Ms. Maria Pino, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Yield Plus Fund. Ms. Pino joined State Street in May 1997. Prior to that, Ms. Pino managed non-ERISA assets in a short term (1 to 5 year) fixed income fund and a money market fund at Partners HealthCare System/Brigham and Women's Hospital since 1993. Prior to that, she managed fixed income assets for the Commonwealth of Massachusetts State Employees and Teachers Pension Fund. Ms. Pino has been working in the investment management field since 1981. Ms. Pino holds a BS in Accounting from Providence College, an MA in Economics from Northeastern University, and an MBA from Boston University. Ms. Pino is a member of the Association for Investment Management and Research and the Boston Security Analysts Society. There are 10 other portfolio managers who assist in managing the fund.

S&P 500 INDEX FUND. Mr. James B. May, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. Mr. May joined the firm in 1991. Mr. May is a Senior Portfolio Manager in the US Passive Equity group and has the responsibility for managing several mutual funds, most notably the S&P 500 Index Fund, which he has managed since 1995. He also manages a variety of portfolios including the Commingled Russell Special Small Fund and several separately managed funds. Before joining the US Passive Equity group, Mr. May worked in the firm's Passive US Equity Operations department as a Senior Analyst. He has been working in the investment management field since 1989, when he joined State Street's custody operation. He holds a BS in Finance from Bentley College and his MBA from Boston College. He is a member of the Boston Security Analysts Society and the Association for Investment Management and Research. There are five other members of the team who assist Mr. May with the management of the fund.

SPECIAL EQUITY, GROWTH AND INCOME AND INTERNATIONAL GROWTH OPPORTUNITIES FUNDS. The SSgA Global Fundamental Strategy Group has primary responsibility for the investment management decisions regarding the SSgA Growth and Income, Special Equity and International Growth Opportunities Funds. While each fund was previously managed by a lead portfolio manager, the Advisor has migrated to the team approach to create an environment that encourages the flow of investment ideas for this strategy. The portfolio managers within this team work together in a cohesive manner to develop and enhance techniques that drive the investment process and draw on the resources of other groups of the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and fundamental analysis while integrating in-depth knowledge of a growing list of indices and market structures. The SSgA Global Fundamental Strategy Group is overseen by the State Street Global Advisors Investment Committee, which is comprised of 11 senior staff managers.

SMALL CAP AND AGGRESSIVE EQUITY FUNDS. The SSgA US Active Equity Quantitative Team has primary responsibility for the investment management decisions regarding the SSgA Small Cap and Aggressive Equity Funds. While each fund was previously managed by a lead portfolio manager, the Advisor has migrated to the team approach to create an environment that encourages the flow of investment ideas for this strategy. The portfolio managers within this team work together in a cohesive manner to develop and enhance techniques that drive the investment process and draw on the resources of other groups of the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and quantitative analysis while integrating in-depth knowledge of a growing list of indices and market structures. The SSgA US Active Equity Quantitative Team is overseen by the State Street Global Advisors Investment Committee, which is comprised of 11 senior staff managers.

DISCIPLINED EQUITY FUND. Mr. Douglas T. Holmes, CFA and Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Disciplined Equity Fund. Mr. Holmes heads the Global Enhanced Equity Group. He specializes in portfolio construction, risk control, and implementation of enhanced equity portfolios. Mr. Holmes was formerly the lead portfolio manager of the Matrix Equity Fund from May 1992 to January 1996. Mr. Holmes is the co-inventor of SPDRs and continues to be involved in all related products discussed or created by the firm. Prior to joining State Street in 1984, Mr. Holmes was a partner at Lovett, Ward & Bertelsen. Before this, he was affiliated with Batterymarch Financial Management and was a member of the New Product Committee of the American Stock Exchange. Mr. Holmes has been working in the investment management industry since 1980 and holds a BS in Mathematics from Northeastern University. There are seven other portfolio managers assisting with the management of this fund.

IAM SHARES FUND. Mr. Michael J. Feehily, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund.
Mr. Feehily is the head of the US Equity Team within the Global Structured Products Group. He is responsible for overseeing the management of all US equity index funds for SSgA. Mr. Feehily also serves as portfolio manager for the firm's Russell 1000 Value and Growth ERISA Funds, and the S&P Midcap 400 ERISA Fund, in addition to several other commingled and separately managed products. He joined SSgA in 1997, initially working in the Performance and Analytics group. Prior to that, he was part of the Global Operations department of State Street Corporation, where he helped to develop Private Edge, a proprietary application used to analyze venture capital, real estate, and other private investments. Mr. Feehily has been working in the investment management field since 1994. He holds a BS in Finance, Investments and Economics from Babson College and an MBA in Finance from Bentley College. There are four other portfolio managers who assist in managing the fund.

EMERGING MARKETS FUND. Mr. Brad Aham, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. He joined the firm in 1993. Mr. Aham has worked with the active Emerging Markets product since its inception, and he manages several institutional funds. In addition to managing portfolios, he performs quantitative and qualitative research for SSgA. Mr. Aham holds an MBA from Boston University and BAs in Mathematics and Economics from Brandeis University. He is a member of AIMR, the Boston Securities Analyst Society, the Global Association of Risk Professionals, and is a Certified Financial Risk Manager. There are three other portfolio managers who assist in managing the fund.

INTERNATIONAL STOCK SELECTION FUND. Mr. Steven Cheshire, CFA, Principal is the lead portfolio manager primarily responsible for investment decisions regarding the SSgA International Stock Selection Fund. He joined State Street Global Advisors in 1997. Mr. Cheshire's current responsibilities are focused on equity research, new stock selection models, enhancements to existing models, and portfolio construction techniques. Prior to joining SSgA in 1997, he was employed at Putnam Investments where he was Vice President in the quantitative equity research and product development group. Before this, he was an Assistant Vice President with Wellington Management Company where he was involved in quantitative research and portfolio management. Mr. Cheshire has a BS in Finance from Virginia Polytechnic Institute and State University and an MBA from Boston University. There are two other portfolio managers who assist in managing the fund.

MSCI EAFE INDEX FUND. Adele Kohler, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. Ms. Kohler joined the firm in 1994. She is currently responsible for portfolio management, research, and product development. She also acts as a liaison between the global structured products group and other areas at SSgA promoting investment education and communication. Prior to joining SSgA, Ms. Kohler worked in State Street Corporation's Mutual Fund division. Ms. Kohler holds a BA in Economics from Smith College. She is a Chartered Financial Analyst and a member of the Boston Security Analysts Society, the Association for Investment Management and Research (AIMR), and the Institute of Chartered Financial Analysts. Ms. Kohler was also an instructor for the Boston Security Analyst Society CFA Level III review course from 1998-2000.There are two other members of the team who assist Ms. Kohler with the management of the fund.

LIFE SOLUTIONS GROWTH, INCOME AND GROWTH, AND BALANCED FUNDS. Mr. Heydon Traub, CFA, Principal, is the lead portfolio manager primarily responsible for investment decisions regarding the SSgA Life Solutions Funds. He has been with SSgA since 1987. Mr. Traub is the firmwide head of Global Asset Allocation. He serves as Vice Chairman of the SSgA Investment Committee and is a member of the State Street Bank Global Management Forum. He is one of the developers of the firm's country, stock and currency selection processes and continues to lead the research effort to enhance the asset allocation strategies. Mr. Traub holds a BA in


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Economics from Brandeis University and an MBA in Finance and Accounting from the
University of Chicago. He also holds a series 3 license from the National
Futures Association. There are six other portfolio managers assisting with the management of these funds.


               ADDITIONAL INFORMATION ABOUT THE FUNDS' OBJECTIVES,
                         INVESTMENT STRATEGIES AND RISKS


The investment objective of each fund is either fundamental or non-fundamental, as stated above. A fundamental investment objective may only be changed with the approval of the fund's shareholders A non-fundamental investment objective may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of any fund's investment objective.


US GOVERNMENT SECURITIES (PRINCIPAL POLICY--MONEY MARKET, YIELD PLUS, INTERMEDIATE, BOND MARKET, HIGH YIELD BOND. NOT A PRINCIPAL POLICY--GROWTH AND INCOME, S&P 500 INDEX, DISCIPLINED EQUITY, SMALL CAP, SPECIAL EQUITY, AGGRESSIVE EQUITY, IAM SHARES). US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer. The risk of US Government securities is that the US Government may not provide financial support to US Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

REPURCHASE AGREEMENTS (PRINCIPAL POLICY--MONEY MARKET; NOT A PRINCIPAL POLICY--ALL OTHER FUNDS). Each fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

SECTION 4(2) COMMERCIAL PAPER (PRINCIPAL POLICY--MONEY MARKET). The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the Investment Company's percentage limitations on illiquid securities where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

MORTGAGE-BACKED SECURITIES (PRINCIPAL POLICY--YIELD PLUS, INTERMEDIATE, BOND MARKET, HIGH YIELD BOND; NOT A PRINCIPAL POLICY-- MONEY MARKET). The funds may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the Mortgaged Properties). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

- Prepayment Risk--The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed

                                       36
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     securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

- Call Risk--In addition, a fund is subject to call risk. The risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected is a call risk. This may happen when there is a decline in interest rates. Under these circumstances, a fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

- Extension Risk--The fund is also subject to extension risk. The risk than an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) later than expected is an extension risk. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a fund will also suffer from the inability to invest in higher yield securities.

Types of mortgage-related securities in which a fund may invest include:
Government National Mortgage Association (GNMA) Certificates (Ginnie Maes), Federal Home Loan Mortgage Corporation (FHLMC) Mortgage Participation Certificates (Freddie Macs), Federal National Mortgage Association (FNMA) Guaranteed Mortgage Certificates (Fannie Maes) and Commercial Mortgage-Backed Securities (CMBS). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders.

Ginnie Mae is a wholly owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

Fannie Mae is a stockholder owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Fannie Mae has certain contractual responsibilities. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

Freddie Mac is a publicly held US government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

ASSET-BACKED SECURITIES (PRINCIPAL POLICY--YIELD PLUS, INTERMEDIATE, HIGH YIELD BOND AND BOND MARKET; NOT A PRINCIPAL POLICY-- MONEY MARKET). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

- Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's

                                       37
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     ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

- Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

VARIABLE AND FLOATING RATE SECURITIES (PRINCIPAL POLICY--MONEY MARKET, YIELD PLUS; NOT A PRINCIPAL POLICY--BOND MARKET, HIGH YIELD BOND, INTERMEDIATE). The funds may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions or (4) insurance companies. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

The Yield Plus Fund will purchase variable and floating rate securities to help enable the fund to maintain its desired portfolio duration. The Yield Plus Fund's investments include securities with greater than one year duration, and the reset feature on the variable and/or floating rate note can help to shorten the duration.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS) (PRINCIPAL POLICY--MONEY MARKET; NOT A PRINCIPAL POLICY--YIELD PLUS, BOND MARKET, HIGH YIELD BOND, AND INTERMEDIATE). ECDs are US dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks. Foreign laws and accounting standards typically are not as strict as they are in

                                       38
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the US and therefore there may be fewer restrictions regarding loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.


FUTURES CONTRACTS AND OPTIONS ON FUTURES (NOT A PRINCIPAL POLICY--ALL FUNDS; NOT APPLICABLE TO MONEY MARKET). To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

OPTIONS ON SECURITIES AND SECURITIES INDICES (NOT A PRINCIPAL POLICY--ALL FUNDS; NOT APPLICABLE TO MONEY MARKET). The funds may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of a fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, a fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

The funds may purchase or sell options on securities indices that are comprised of securities in which a fund may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.


QUALITY OF SECURITIES. (PRINCIPAL POLICY--MONEY MARKET, YIELD PLUS, INTERMEDIATE, BOND MARKET; NOT A PRINCIPAL POLICY--ALL OTHER FUNDS). The Money Market Fund will limit its portfolio investments to those United States dollar denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

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The Yield Plus, Bond Market and Intermediate Funds limit their portfolio investments to those that at the time of acquisition: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor, in accordance with procedures established by the Board of Trustees. If a security is downgraded and is no longer investment grade, the fund may continue to hold the security if the Advisor determines that such action is in the best interest of the fund and if the fund would not, as a result thereby, have more than 5% of its assets invested in non-investment grade securities. Investment-grade securities include securities rated Baa3 by Moody's or BBB by S&P (and securities of comparable quality). These securities are considered as medium-grade obligations and are regarded as having speculative characteristics and an adequate capacity to pay interest and repay principal but have special characteristics.

HIGH RISK, HIGH YIELD BONDS (PRINCIPAL POLICY--HIGH YIELD BOND, EMERGING MARKETS, INTERNATIONAL STOCK SELECTION AND INTERNATIONAL GROWTH OPPORTUNITIES). The fund may invest in debt securities rated less than BBB- by S&P or Baa3 by Moody's, or in unrated securities judged by the Advisor to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks than investment grade bonds, in that they are especially subject to adverse changes in general economic conditions and, in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. Debt rated BB, B, CCC, CC and C by S&P, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and D the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Lower rated debt securities are especially subject to risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.


INTEREST RATE SWAPS, CREDIT SWAPS, AND INTEREST RATE CAPS, FLOORS AND COLLARS (PRINCIPAL POLICY--BOND MARKET, HIGH YIELD BOND, YIELD PLUS AND INTERMEDIATE). Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. A fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate and credit swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those association with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values or interest rates, the investment performance of the fund would be less favorable than it would have been if these investment techniques were not used. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. A fund intends to use these transactions as a hedge and not as a speculative investment.


MORTGAGE-BACKED ROLLS (PRINCIPAL POLICY--BOND MARKET, HIGH YIELD BOND, YIELD PLUS AND INTERMEDIATE). The funds may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, a fund will sell a mortgage security to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

FOREIGN GOVERNMENT SECURITIES (NOT A PRINCIPAL POLICY--INTERNATIONAL GROWTH OPPORTUNITIES, EMERGING MARKETS AND INTERNATIONAL STOCK SELECTION). Foreign government securities which the funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. No fund will invest a material percentage of its assets in sovereign debt. Since these are obligations of sovereign governments, they are particularly subject to a risk of default from political instability.

DOLLAR-DENOMINATED INSTRUMENTS (PRINCIPAL POLICY--MONEY MARKET, YIELD PLUS; NOT A PRINCIPAL POLICY--BOND MARKET, INTERMEDIATE, HIGH YIELD BOND). Non-US corporations and banks issuing dollar denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments. These instruments are also subject to credit/default risk.

EMERGING MARKETS (PRINCIPAL POLICY--EMERGING MARKETS; NOT A PRINCIPAL POLICY-- INTERNATIONAL GROWTH OPPORTUNITIES, INTERNATIONAL STOCK SELECTION). The funds may invest in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's Advisor to have a developing or emerging economy or securities market. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the funds invest will be expanded over time as the stock markets in other countries evolve. In determining securities in which to invest, the Advisor will evaluate the countries' economic and political climates and take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.


AMERICAN DEPOSITORY RECEIPTS (NOT A PRINCIPAL POLICY--GROWTH AND INCOME, S&P 500, DISCIPLINED EQUITY, SMALL CAP, SPECIAL EQUITY, AGGRESSIVE EQUITY, IAM SHARES, EMERGING MARKETS, INTERNATIONAL STOCK SELECTION, INTERNATIONAL GROWTH OPPORTUNITIES, MSCI EAFE INDEX). The common stocks that a fund may invest in include American Depository Receipts (ADRs). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability; and (6) the possibility of expropriation or confiscatory taxation, each of which could adversely affect investment in such securities. For purposes of a fund's investment policies, a fund's investments in ADRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issues into which they may be converted. The ADRs chosen for investment by the IAM SHARES Fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index, or both. The ADRs chosen for the S&P 500 Index Fund will be constituents of the S&P 500 Index. The ADRs and EDRs chosen for investment by the MSCI EAFE Index Fund will be constituents of the MSCI EAFE Index.


PORTFOLIO DURATION (PRINCIPAL POLICY--YIELD PLUS; NOT A PRINCIPAL POLICY--INTERMEDIATE, BOND MARKET AND HIGH YIELD BOND). Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity. The Intermediate, Bond Market and High Yield Bond Funds have duration targets linked to specific indexes. The Yield Plus Fund will maintain a portfolio duration of one year or less.

PORTFOLIO MATURITY (PRINCIPAL POLICY--MONEY MARKET; NOT A PRINCIPAL POLICY--INTERMEDIATE). The Money Market Fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Money Market Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the fund's price or yield. The Intermediate Fund has a defined maturity range between three and ten years.

BANKING INDUSTRY RISK (PRINCIPAL POLICY--MONEY MARKET). The risk that if a fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the fund's investments more than if a fund's investments were not invested to such a degree in the banking industry. Normally, the fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

EQUITY SWAPS (NOT A PRINCIPAL POLICY--EMERGING MARKETS). The fund intends to use equity swaps to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.


MSCI EAFE INDEX (PRINCIPAL POLICY--MSCI EAFE INDEX FUND). The fund attempts to replicate the return of the MSCI(R) EAFE Index(R) and invests (either on its own or as a part of a master/feeder structure) in all stocks in the Index. The MSCI(R) EAFE(R) Index is an arithmetic, capitalization-weighted average of the performance of approximately 1000 securities listed on the stock exchanges of the countries determined by MSCI(R) to be "developed." Although the list of developed markets may change over time, at the date of this prospectus, these countries included: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The designation of a market as "developed," by MSCI(R), arises from several factors, the most common of which is minimum GDP per capita. The MSCI(R) EAFE(R) Index is structured to represent the opportunities available to an international investor in developed markets. Currently, MSCI(R) targets 85% of the available market capitalization of each country for inclusion in the Index. Securities selected by MSCI(R) for inclusion in the Index must have acceptable levels of liquidity and free float. MSCI(R) also avoids inclusion of companies which have a significant ownership stake in another company since substantial cross-ownership can skew industry weights, distort country-level valuations and overstate a country's true market size. The inclusion of a stock in the MSCI(R) EAFE(R) Index in no way implies that MSCI(R) believes the stock to be an attractive investment, nor is MSCI(R) a sponsor or in any way affiliated with the fund. The MSCI(R) Index(R) is the exclusive property of MSCI(R). Morgan Stanley Capital International is a service mark of MSCI(R) and has been licensed for use by the fund.

S&P 500 INDEX. The Standard & Poor's (S&P) 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. The composition of the S&P 500 Index is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.. A limited percentage of the Index may include foreign securities. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment, nor is S&P a sponsor or in any way affiliated with the fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the

Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company. Participating Funds that are money market funds will not acquire shares of any Central Fund that does not comply with the requirements of Rule 2a-7 under the 1940 Act.


                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.


MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. A fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250, and the S&P 500 Index Fund, for which the minimum investment is $10,000(1). Subsequent investments must be at least $100. You may invest in the IAM SHARES Fund with an initial investment of $100 provided a $50 automatic monthly investment is established. An investment in a fund (other than IRA accounts or active automatic monthly investment accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 ($10,000 for the S&P 500 Index Fund) as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring the account balance to the required minimum may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The SSgA Funds reserve the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES (ALL FUNDS EXCEPT MONEY MARKET AND YIELD PLUS FUNDS). Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time (the Pricing Time), to be effective on the date received. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling or servicing agreement with the SSgA Funds or the Distributor must be received by the servicing agent or broker-dealer prior to the Pricing Time.

PURCHASE DATES AND TIMES (MONEY MARKET AND YIELD PLUS FUNDS). Funds shares may be purchased on any business day. A Business day is one on which the New York Stock Exchange and Boston Federal Reserve are open (a MM and YP Business
Day). The Boston Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the Transfer Agent is not open to receive federal funds for purchases of fund shares. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to 4 p.m. Eastern time for the Money Market Fund, or 12 noon Eastern time for the Yield Plus Fund, or one hour after the Bond Market Association recommends an early close of the bond markets, whichever is earlier (the MM and YP Pricing Time) to be effective on the date received. If an order or payment is received on a non-business day or after the MM and YP Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling or servicing agreement with the SSgA Funds or the Distributor must be received by the servicing agent or broker-dealer prior to the respective MM Pricing Time and YP Pricing Time.

With respect to the Yield Plus Fund, purchase orders and payment which are received: (1) prior to 12 noon Eastern time will earn the dividend declared on the date of purchase, and (2) at or after 12 noon Eastern time will purchase shares based on the next day's closing net asset value and earn the dividend determined on the next MM and YP Business Day. The Money Market and Yield Plus Funds reserve the right to close earlier and declare an earlier Pricing Time, or not open at all on days when the Bond Market Association recommends an early closing. Purchase orders for the Money Market and Yield Plus Funds must be received prior to the time of such early closure.

With respect to the Money Market Fund, purchase orders and payment received by the MM and YP Pricing Time will earn the dividend determined that day.


-------------------------
(1) Shareholders with accounts established prior to December 24, 1997 are not subject to the $10,000 minimum requirement of the S&P 500 Index Fund.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.


To allow the Advisor to manage the Yield Plus and Money Market Funds most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address and instructions required before writing or mailing your check. All purchase requests should be mailed to one of the following addresses:


      REGULAR MAIL:                 REGISTERED, EXPRESS OR CERTIFIED MAIL:
      SSgA Funds                    SSgA Funds
      P.O. Box 8317                 66 Brooks Drive
      Boston, MA  02266-8317        Braintree, MA  02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund provided that it is a business day for such fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:


1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and
    (c) the exact amount being wired.

2.  Instructing the wiring bank to wire federal funds to:

           State Street Bank and Trust Company
           225 Franklin Street, Boston, MA  02110
           ABA #0110-0002-8
           DDA #9904-631-0
           SSgA (Name of Fund) Fund(s)
           Account Number and Registration
           Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the fund.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


THIRD PARTY TRANSACTIONS. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

IN-KIND PURCHASE OF SECURITIES. A fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:


1. The investment objective, policies and limitations must match that of the fund;

2.  They must have a readily ascertainable market value;

3.  They must be liquid;

4.  They must not be subject to restrictions on resale; and


5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.


Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.


REDEMPTION FEE. Redemptions (including exchanges) of shares of the International Stock Selection, Emerging Markets, International Growth Opportunities and MSCI EAFE Index Funds executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.

MARKET TIMING. With respect to the funds offered through this prospectus, management believes that market timing strategies may be disruptive. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that a fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.


REDEMPTION OF FUND SHARES


Fund shares for all funds except the Money Market and Yield Plus Funds may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. For the Money Market and Yield Plus Funds, shares may be redeemed on a MM or YP Business Day.

Redemption requests for all funds except the Money Market and Yield Plus Funds must be received prior to the close of the New York Stock Exchange or 4 p.m. Eastern time, whichever is earlier, in order to be effective on the date received. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests prior to the close of the NYSE or by 4 p.m. Eastern time, whichever is earlier, may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day to receive the net asset value and dividend as of the prior business day, pursuant to a duly executed Shareholder Servicing Agreement with the SSgA Funds or the Distributor.

Redemption requests be received prior to 4 p.m. Eastern time for the Money Market Fund or 12 noon Eastern time for the Yield Plus Fund, or one hour after the Bond Market Association recommends an early close of the bond markets, whichever is earlier, to be effective on the date received.

The Money Market and Yield Plus Funds reserve the right to close earlier and declare an earlier pricing time, or not open at all, on days when the Bond Market Association recommends that the bond market remain closed or close early. Redemption orders must be received by the time of such early closure to be effective on that day. Shareholder Servicing agents with underlying shareholders in omnibus accounts who receive redemption requests prior to the close of the Yield Plus Fund may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day to receive the net asset value as of the prior business day, pursuant to a duly executed Shareholder Servicing Agreement with the SSgA Funds or the Distributor.

With respect to the Yield Plus Fund, a dividend will be paid on shares redeemed if the redemption request is received by State Street after 12 noon Eastern time. Redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend. With respect to the Money Market Fund, no dividends will be paid on shares on the date of redemption.

Typically, payments of redemptions will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. On Federal Reserve holidays, redemption proceeds will be wired the next business day. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

REDEMPTION FEE. Redemptions (including exchanges) of shares of the International Stock Selection, Emerging Markets, International Growth Opportunities and MSCI EAFE Index Funds executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.

CHECKWRITING SERVICE (MONEY MARKET FUND ONLY). If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.

TELEPHONE REDEMPTION. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The funds, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.


DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. Proceeds may be sent, depending on the fund, on the same or the next business day. Although the SSgA Funds do not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The wire schedule for the funds is as follows:

    - Money Market--Requests received via telephone prior to 4 p.m. Eastern time will be sent the same day according to pre-designated instructions.

    - Yield Plus--Requests received prior to 12 noon Eastern time will have the shares redeemed using that day's closing price with the proceeds wired the same day, unless the request is for 100% of the account. Because Yield Plus has a fluctuating NAV, redemption requests for 100% of the account (if received prior to 12 noon Eastern time) will have 100% of the shares redeemed using that day's closing price, with 95% of the proceeds being wired the same day and the remaining 5% automatically wired the following business day. All requests received after 12 noon Eastern time will have the shares redeemed using that day's closing price and the proceeds wired the following business day.

    - All Other Funds--Requests must be received prior to 4 p.m. The shares will be redeemed using that day's closing price, and the proceeds will be wired the following business day.


REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing.
Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.  Your address of record has changed within the past 60 days;

2.  You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.  A broker or securities dealer, registered with a domestic stock exchange;

2.  A federal savings, cooperative or other type of bank;

3.  A savings and loan or other thrift institution;

4.  A credit union; or

5.  A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

SELLER                             REQUIREMENTS FOR WRITTEN REQUESTS
Owner of individual, joint, sole   -    Letter of instruction, signed by all persons authorized to
proprietorship, UGMA/UTMA               sign for the account stating general titles/capacity,
(custodial accounts for minors)         exactly as the account is registered; and
or general partner accounts
                                   -    Signature guarantee, if applicable (see above).

Owners of corporate or             -    Letter of instruction signed by authorized person(s),
association accounts                    stating capacity as indicated by the corporate resolution;

                                   -    Corporate resolution, certified within the past 90 days;
                                        and

                                   -    Signature guarantee, if applicable (see above).

Owners or trustees of trust        -    Letter of instruction, signed by all trustees;
accounts
                                   -    If the trustees are not named in the registration, please
                                        provide a copy of the trust document certified

SELLER                             REQUIREMENTS FOR WRITTEN REQUESTS
                                        within the past 60 days; and

                                   -    Signature guarantee, if applicable (see above).

Joint tenancy shareholders         -    Letter of instruction signed by surviving tenant(s);
whose co-tenants are deceased
                                   -    Certified copy of the death certificate; and

                                   -    Signature guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.


IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.


SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the SSgA Funds as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The funds have adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows each fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of the funds average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.


Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES


All of the funds except the Money Market and Yield Plus Funds determine the price per share once each business day at 4 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier. The Money Market Fund determines the price per share once each MM Business Day at 4 p.m. Eastern time and the Yield Plus Fund determines the price per share once each YP Business Day at 12 noon Eastern time, or one hour after the Bond Market Association recommends an early close of the bond markets, whichever is earlier. The Money Market and Yield Plus Funds reserve the right to close earlier and declare an earlier pricing time, or not open at all, on days when the Bond Market Association recommends that the bond markets remain closed or close early. The price is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

All funds but the Money Market Fund value portfolio securities at market value. The funds value securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

The Money Market Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends as noted in the table below. Dividends will be paid from net investment income as follows:


   FUND                               DIVIDENDS DECLARED         DIVIDENDS PAID
   Money Market                       Daily                      Last business day of each month
   Yield Plus                         Daily                      Last business day of each month
   High Yield Bond                    Quarterly                  Quarterly
   Bond Market                        Quarterly                  Quarterly
   Disciplined Equity                 Quarterly                  Quarterly
   S&P 500 Index                      Quarterly                  Quarterly
   Growth and Income                  Quarterly                  Quarterly
   Intermediate                       Quarterly                  Quarterly
   IAM SHARES Fund                    Quarterly                  Quarterly
   Aggressive Equity                  Annually                   Annually
   Special Equity                     Annually                   Annually
   Small Cap                          Annually                   Annually
   International Growth
   Opportunities                      Annually                   Annually
   MSCI EAFE Index                    Annually                   Annually
   Emerging Markets                   Annually                   Annually
   International Stock Selection      Annually                   Annually
   Life Solutions Income and Growth   Annually                   Annually
   Life Solutions Balanced            Annually                   Annually
   Life Solutions Growth              Annually                   Annually

The Board of Trustees intends to declare capital gain distributions annually, generally in mid-October. Distributions will be declared from net short- and long-term capital gains, if any. It is intended that an additional distribution may be declared and paid in December if required for the funds to avoid the imposition of a 4% federal excise tax on undistributed capital gains. The Money Market Fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

In addition, the Life Solutions funds receive capital gain distributions from the Underlying funds. Capital gain distributions may be expected to vary considerably from time to time.


Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, or if a check remains uncashed for at least six months, the cash election will be changed automatically and the future dividends and other distributions will be reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks shall be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.


Except for the Money Market Fund, any dividend or capital gain distribution paid by a fund shortly after a purchase of shares will reduce the per share net asset value of a fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

Please note that dividends will not be paid until the last business day of the month even if an account closes during the month. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

For dividends declared either quarterly or annually, the proceeds may be transmitted (if that option is elected) by direct deposit through ACH. ACH will transmit the proceeds to the pre-designated bank account by the payable date. If you chose Cash Option and requested a check, the check will be mailed to you. Proceeds from a dividend or capital gains will not be wired in federal funds to a bank.

TAXES

The following discussion is only a summary of certain federal income tax issues generally affecting the funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in a fund with the investor's tax advisor.

Each fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, no fund will be subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The Board intends to distribute each year substantially all of the funds' net investment income and net capital gain.

Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares. The Life

Solutions Funds may incur additional capital gains on the sale of their investments in the Underlying Funds if the Life Solutions Funds rebalance their portfolios.

Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

The sale or exchange of fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

With respect to the Money Market Fund, no capital gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value.

Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed. Shareholders of a Fund will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

FOREIGN INCOME TAXES. Investment income received by any fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle a fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

Foreign shareholders of any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.


If more than 50% in value of any of the International Growth, Emerging Markets, International Stock Selection and MSCI EAFE Index Funds' total assets at the close of any taxable year consists of securities of foreign corporations, a fund may file an election with the Internal Revenue Service (the "Foreign Election") that would permit shareholders to take a credit (or a deduction) for foreign income taxes paid by a fund. The fund may be subject to certain holding period requirements relative to securities held in order to take advantage of this credit. If the Foreign Election is made, shareholders would include in their gross income both dividends received from a fund and foreign income taxes paid by a fund. Shareholders of a fund would be entitled to treat the foreign income taxes withheld as a credit against their United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, shareholders could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that a fund will qualify to make the Foreign Election; however, a fund cannot be certain that it will be eligible to make such an election or that any particular shareholder will be eligible for the foreign tax credit.

               INFORMATION REGARDING STANDARD & POOR'S CORPORATION

"Standard & Poor's," "S&P," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's and have been licensed for use by the SSgA S&P 500 Index Fund through the Master Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the fund regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the fund is the licensing of the trademarks and tradenames of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the fund. Standard & Poor's has no obligation to take the needs of the shareholders of the fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the fund.


Standard & Poor's does not guarantee the accuracy and/or the completeness of the index or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the fund or the shareholders of the fund or any other person or entity from the use of the index or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits) even if notified of the possibility of such damages

             INFORMATION ABOUT MORGAN STANLEY CAPITAL INTERNATIONAL

This fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to the issuer of this fund or this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand each fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the funds' financial statements, are included in the annual reports, which are available upon request by calling the Distributor at 1-800-647-7327.

MONEY MARKET FUND


                                                                          FISCAL YEARS ENDED AUGUST 31,

                                                      2001             2000              1999             1998           1997
NET ASSET VALUE, BEGINNING OF PERIOD                $1.0000          $1.0000           $1.0000          $1.0000        $1.0000
                                                                     -------           -------          -------        -------
INCOME FROM OPERATIONS:
    Net investment income                             .0518            .0562             .0476            .0528          .0516
                                                      -----            -----             -----            -----          -----
DISTRIBUTIONS:
     Dividends from net investment income            (.0518)          (.0562)           (.0476)          (.0528)        (.0516)
                                                     -------          -------           -------          -------       --------
NET ASSET VALUE, END OF PERIOD                      $1.0000          $1.0000           $1.0000          $1.0000        $1.0000
                                                    =======          =======           =======          =======        =======
TOTAL RETURN (%)                                     5.31             5.78              4.86             5.41           5.28
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)     10,724,407       8,556,244         10,084,283       5,477,326      4,278,165
     Ratios to average net assets (%):
       Operating expenses                             .38              .39               .40              .41            .39
       Net investment income                         5.14             5.62              4.74             5.28           5.17

YIELD PLUS FUND

                                                                     FISCAL YEARS ENDED AUGUST 31,

                                                         2001           2000           1999            1998            1997
 NET ASSET VALUE, BEGINNING OF PERIOD
                                                        $9.92          $9.90          $9.97          $10.01          $10.00
                                                        -----          -----          -----          ------          ------
 INCOME FROM OPERATIONS:
      Net investment income(1)                            .51            .59            .54             .57             .54

      Net realized and unrealized gain (loss)             .06            .01           (.07)           (.04)             .01
                                                          ---            ---           -----           -----             ---
           Total From Operations                          .57            .60            .47             .53             .55
                                                          ---            ---            ---             ---             ---
 DISTRIBUTIONS:
      Dividends from net investment income               (.53)          (.58)          (.54)           (.57)           (.54)
                                                         -----          -----          -----           -----           -----
 NET ASSET VALUE, END OF PERIOD                         $9.96          $9.92          $9.90           $9.97          $10.01
                                                        =====          =====          =====           =====          ======
TOTAL RETURN(%)                                          5.86           6.28           4.67            5.40            5.67
 RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period ($000 omitted)        260,088        494,376        525,494         672,465          840,055
      Ratios to average net assets (%):
         Operating expenses                               .48            .42            .41             .41             .38
         Net investment income                           5.31           5.90           5.29            5.66            5.42
      Portfolio turnover (%)
                                                        86.19         162.12         167.12          249.10           92.38


(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

INTERMEDIATE FUND


                                                                             FISCAL YEARS ENDED AUGUST 31,

                                                             2001            2000           1999           1998             1997
NET ASSET VALUE, BEGINNING OF PERIOD                        $9.52           $9.51         $10.04          $9.76            $9.57
                                                            -----           -----         ------          -----            -----
INCOME FROM OPERATIONS:
    Net investment income(1)                                  .53             .55            .49            .53              .54
    Net realized and unrealized gain (loss)                   .56             .01           (.35)           .28              .20
                                                              ---             ---           -----           ---              ---
          Total Income From Operations                       1.09             .56            .14            .81              .74
                                                             ----             ---            ---            ---              ---
DISTRIBUTIONS:
     Dividends from net investment income                    (.59)           (.54)          (.51)          (.53)            (.55)
     Dividends from net realized gain on investments        --               (.01)          (.16)         --               --
                                                            --               -----          -----         --               --
          Total Distributions                                (.59)           (.55)          (.67)          (.53)            (.55)
                                                             -----           -----          -----          -----            -----
NET ASSET VALUE, END OF PERIOD                             $10.02           $9.52          $9.51         $10.04            $9.76
                                                           ======           =====          =====         ======            =====
TOTAL RETURN (%)                                            11.90            6.12           1.36           8.64             8.00
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)              80,361          66,621         71,550         76,691           53,834
     Ratios to average net assets (%):
        Operating expenses, net(2)                            .60             .60            .60            .60              .60
        Operating expenses, gross(2)                         1.22            1.18           1.11           1.13             1.30
        Net investment income                                5.44            5.85           5.02           5.51             5.78
     Portfolio turnover (%)                                345.31          225.31         304.47         244.58           242.76

(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  See Note 4 of the Annual Report for current period amounts.

BOND MARKET FUND


                                                                              FISCAL YEARS ENDED AUGUST 31,

                                                            2001           2000            1999           1998             1997
NET ASSET VALUE, BEGINNING OF PERIOD                       $9.70          $9.63          $10.35          $9.97            $9.63
                                                           -----          -----          ------          -----            -----
INCOME FROM OPERATIONS:
    Net investment income(1)                                 .57            .58             .54            .55              .53
    Net realized and unrealized gain (loss)                  .54            .06            (.52)           .40              .35
                                                             ---            ---            -----           ---              ---
          Total Income From Operations                      1.11            .64             .02            .95              .88
                                                            ----            ---             ---            ---              ---
DISTRIBUTIONS:
     Dividends from net investment income                   (.65)          (.57)           (.54)          (.54)            (.54)
     Dividends from net realized gain on investments       --             --               (.20)          (.03)           --
                                                           --             --               -----          -----           --
          Total Distributions                               (.65)          (.57)           (.74)          (.57)            (.54)
                                                            -----          -----           -----          -----            -----
NET ASSET VALUE, END OF PERIOD                            $10.16          $9.70           $9.63         $10.35            $9.97
                                                          ======          =====           =====         ======            =====
TOTAL RETURN (%)                                           11.87           6.92             .07           9.86             9.47
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)            287,341        325,627         269,284        190,151          87,670
     Ratios to average net assets (%):
          Operating expenses, net(2)                         .46            .48             .50            .48              .50
          Operating expenses, gross(2)                       .46            .48             .50            .52              .74
          Net investment income                             5.75           6.09            5.50           5.74             6.05
     Portfolio turnover (%)                               388.98         248.34          327.83         300.77           375.72


(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  See Note 4 of the Annual Report for current period amounts.

HIGH YIELD BOND FUND


                                                                               FISCAL YEARS ENDED AUGUST 31,

                                                             2001               2000               1999                1998++
 NET ASSET VALUE, BEGINNING OF PERIOD                       $10.14             $10.32              $9.90              $10.00
                                                            ------             ------              -----              ------
 INCOME FROM OPERATIONS:
     Net investment income(1)                                  .92                .96                .78                 .18
     Net realized and unrealized gain (loss)                 (1.30)              (.21)               .30                (.24)
                                                             ------              -----               ---                -----
           Total Income From Operations                       (.38)               .75               1.08                (.06)
                                                              -----               ---               ----                -----
 DISTRIBUTIONS:
     Dividends from net investment income                    (1.01)              (.93)              (.66)               (.04)
                                                             ------              -----              -----               -----
 NET ASSET VALUE, END OF PERIOD                              $8.75             $10.14             $10.32               $9.90
                                                             =====             ======             ======               =====
 TOTAL RETURN (%)(2)                                         (3.80)              7.67              11.21                (.59)
 RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period ($000 omitted)              44,647             53,689             34,847              11,908
      Ratios to average net assets (%)(3):
         Operating expenses, net(4)                            .71                .68                .65                 .65
         Operating expenses, gross(4)                          .73                .69                .87                1.66
         Net investment income                                9.90               9.56               7.97                6.38
      Portfolio turnover (%)(2)                             217.68             164.01             234.31              173.64


++   For the period May 5, 1998 (commencement of operations) to August 31, 1998.

(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1998 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

GROWTH AND INCOME FUND


                                                                                FISCAL YEARS ENDED AUGUST 31,

                                                         2001             2000            1999             1998            1997
  NET ASSET VALUE, BEGINNING OF PERIOD                  $27.21           $22.53          $18.10          $ 18.08         $ 13.36
                                                        ------           ------          ------          -------         -------
  INCOME FROM OPERATIONS:
      Net investment income (loss)(1)                     (.01)             .06             .09              .11             .12
      Net realized and unrealized gain (loss)            (7.13)            5.77            6.79             1.83            5.18
                                                         ------            ----            ----             ----            ----
            Total Income From Operations                 (7.14)            5.83            6.88             1.94            5.30
                                                         ------            ----            ----             ----            ----
  DISTRIBUTIONS:
       Dividends from net investment income               (.02)            (.07)           (.09)            (.11)           (.14)
      Dividends from net realized gain on investments    (1.19)           (1.08)          (2.36)           (1.81)           (.44)
                                                         ------           ------          ------           ------           -----
            Total Distributions                          (1.21)           (1.15)          (2.45)           (1.92)           (.58)
                                                         ------           ------          ------           ------           -----
  NET ASSET VALUE, END OF PERIOD                        $18.86           $27.21          $22.53          $ 18.10         $ 18.08
                                                        ======           ======          ======          =======         =======
  TOTAL RETURN (%)                                      (27.15)           27.26           41.55            10.93           40.95
  RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period ($000 omitted)        451,235          522,509         291,716          111,626         71,736
       Ratios to average net assets (%):
          Operating expenses, net(2)                      1.10             1.10            1.03              .95             .95
          Operating expenses, gross(2)                    1.21             1.15            1.11             1.14            1.21
          Net investment income                           (.06)             .24             .41              .57             .82
       Portfolio turnover (%)                            43.87            49.72           72.27            66.44           29.88


(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  See Note 4 of the Annual Report for current period amounts.

S&P 500 INDEX FUND


                                                                                 FISCAL YEARS ENDED AUGUST 31,

                                                          2001            2000             1999             1998            1997
 NET ASSET VALUE, BEGINNING OF PERIOD                   $26.41          $23.74           $19.42           $18.96          $14.41
                                                        ------          ------           ------           ------          ------
 INCOME FROM OPERATIONS:
     Net investment income(1)                              .24             .27              .29              .31             .32
     Net realized and unrealized gain (loss)             (6.46)           3.40             6.74             1.18            5.22
                                                         ------           ----             ----             ----            ----
           Total From Operations                         (6.22)           3.67             7.03             1.49            5.54
                                                         ------           ----             ----             ----            ----
 DISTRIBUTIONS:
      Dividends from net investment income                (.25)           (.28)            (.29)            (.32)           (.32)
     Dividends from net realized gain on investment      (1.17)           (.72)           (2.42)            (.71)           (.67)
                                                         ------           -----           ------            -----           -----
           Total Distributions                           (1.42)          (1.00)           (2.71)           (1.03)           (.99)
                                                         ------          ------           ------           ------           -----
 NET ASSET VALUE, END OF PERIOD                         $18.77          $26.41           $23.74           $19.42          $18.96
                                                        ======          ======           ======           ======          ======
 TOTAL RETURN (%)                                       (24.48)          16.26            39.52             7.91           40.30
 RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period ($000 omitted)         2,320,240       3,105,167        2,673,963        1,615,913       1,299,571
      Ratios to average net assets (%):
         Operating expenses, net(2,3)                      .17             .18              .18              .17             .16
         Operating expenses, gross (2,3)                   .17             .24              .28              .27             .26
         Net investment income                            1.12            1.08             1.29             1.50            2.00
      Portfolio turnover (%)(4)                         N/A              16.43            13.80            26.17            7.54
      Portfolio turnover of the Master Fund              12.01           14.00           N/A              N/A             N/A


(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  See Note 4 of the Annual Report for current period amounts.

(3) Expense ratios for the periods subsequent to June 1, 2000 (commencement of the Master/Feeder structure) include the fund's share of the Master Fund's allocated expenses.

(4) Portfolio turnover represents the rate of portfolio activity for the periods through May 31, 2000, while the fund was making investments directly in securities.

DISCIPLINED EQUITY FUND


                                                                                   FISCAL YEARS ENDED AUGUST 31,

                                                           2001           2000            1999           1998              1997
 NET ASSET VALUE, BEGINNING OF PERIOD                    $17.01         $17.51          $15.68        $ 18.41           $ 14.13
                                                         ------         ------          ------        -------           -------
 INCOME FROM OPERATIONS:
     Net investment income(1)                               .04            .05             .09            .17               .21
     Net realized and unrealized gain (loss)              (3.76)          1.96            4.42            .29              5.43
                                                          ------          ----            ----            ---              ----
           Total Income From Operations                   (3.72)          2.01            4.51            .46              5.64
                                                          ------          ----            ----            ---              ----
 DISTRIBUTIONS:
      Dividends from net investment income                 (.04)          (.06)           (.10)          (.19)             (.22)
     Dividends from net realized gain on investments      (4.42)         (2.45)          (2.58)         (3.00)            (1.14)
                                                          ------         ------          ------         ------            ------
           Total Distributions                            (4.46)         (2.51)          (2.68)         (3.19)            (1.36)
                                                          ------         ------          ------         ------            ------
 NET ASSET VALUE, END OF PERIOD                           $8.83         $17.01          $17.51         $15.68            $18.41
                                                          =====         ======          ======         ======            ======
 TOTAL RETURN (%)                                        (26.74)         14.19           32.83           2.09             42.75
 RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period ($000 omitted)          283,824        418,551         557,029        445,077           429,397
      Ratios to average net assets (%):
         Operating expenses, net(2)                         .91            .91             .78            .69               .58
         Operating expenses, gross(2)                      1.02            .96             .94            .97               .96
         Net investment income                              .35            .28             .52            .97              1.33
      Portfolio turnover (%)                             124.98         149.82          130.98         133.63            117.27


(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  See Note 4 of the Annual Report for current period amounts.

SMALL CAP FUND


                                                                                     FISCAL YEARS ENDED AUGUST 31,

                                                           2001           2000            1999           1998              1997
 NET ASSET VALUE, BEGINNING OF PERIOD                     $22.69         $17.75          $15.96         $22.11            $17.44
                                                          ------         ------          ------         ------            ------
 INCOME FROM OPERATIONS:
     Net investment income (loss)(1)                         .02           (.01)            .03            .02               .03
     Net realized and unrealized gain (loss)               (3.11)          4.96            1.78          (4.54)             5.87
                                                           ------          ----            ----          ------             ----
           Total Income From Operations                    (3.09)          4.95            1.81          (4.52)             5.90
                                                           ------          ----            ----          ------             ----
 DISTRIBUTIONS:
      Dividends from net investment income                 --              (.01)           (.02)          (.04)             (.01)
      Dividends from net realized gain on investments      --             --              --             (1.59)            (1.22)
                                                           --             --              --             ------            ------
           Total Distributions                             --              (.01)           (.02)         (1.63)            (1.23)
                                                           --              -----           -----         ------            ------
 NET ASSET VALUE, END OF PERIOD                           $19.60         $22.69          $17.75         $15.96            $22.11
                                                          ======         ======          ======         ======            ======
 TOTAL RETURN (%)                                         (13.61)         27.92           11.35         (22.32)            35.85
 RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period ($000 omitted)           254,450        359,779         352,013        344,630           149,808
      Ratios to average net assets (%):
           Operating expenses, net(2)                       1.07           1.07            1.07           1.04              1.00
           Operating expenses, gross(2)                     1.07           1.07            1.07           1.04              1.09
           Net investment income (loss)                      .12           (.05)            .17            .10               .18
      Portfolio turnover (%)                              157.27         156.41          110.82          86.13            143.79


(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  See Note 4 of the Annual Report for current period amounts.

SPECIAL EQUITY FUND


                                                                         FISCAL YEARS ENDED AUGUST 31,

                                                        2001               2000                1999               1998++
 NET ASSET VALUE, BEGINNING OF PERIOD                  $16.47              $9.17               $7.17             $10.00
                                                       ------              -----               -----             ------
 INCOME FROM OPERATIONS:
     Net investment income (loss)(1)                     (.01)              (.05)              --                   .01
     Net realized and unrealized gain (loss)            (6.65)              7.35                2.01              (2.84)
                                                        ------              ----                ----              ------
           Total Income From Operations                 (6.66)              7.30                2.01              (2.83)
                                                        ------              ----                ----              ------

DISTRIBUTIONS:
           Dividends from net investment income         --                 --                   (.01)             --
                                                        --                 --                   -----             --

 NET ASSET VALUE, END OF PERIOD                         $9.81             $16.47               $9.17              $7.17
                                                        =====             ======               =====              =====
 TOTAL RETURN (%)(2)                                   (40.44)             79.65               28.06             (28.30)
 RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period ($000 omitted)        57,430             85,489              10,621             13,146
      Ratios to average net assets (%)(3):
         Operating expenses, net(4)                      1.10               1.10                1.10               1.10
         Operating expenses, gross(4)                    1.13               1.14                1.57               1.55
         Net investment income (loss)                    (.05)              (.37)                .01                .24
      Portfolio turnover (%)(3)                        104.62              46.45              211.30              88.36


++   For the period May 1, 1998 (commencement of operations) to August 31, 1998.

(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1998 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

AGGRESSIVE EQUITY FUND


                                                                               FISCAL YEARS ENDED AUGUST 31,

                                                                       2001                 2000             1999++
    NET ASSET VALUE, BEGINNING OF PERIOD                              $19.97              $12.73             $10.00
                                                                      ------              ------             ------
    INCOME FROM OPERATIONS:
        Net investment income (loss)(1)                                --                   (.13)              (.04)
        Net realized and unrealized gain (loss)                        (3.77)              11.40               2.77
                                                                       ------              -----               ----
              Total Income From Operations                             (3.77)              11.27               2.73
                                                                       ------              -----               ----
    DISTRIBUTIONS
        Dividends from net investment income                           --                   (.02)             --
        Dividends from net realized gain                              (11.82)              (4.01)             --
                                                                      -------              ------             --
              Total Distributions                                     (11.82)              (4.03)             --
                                                                      -------              ------             --
    NET ASSET VALUE, END OF PERIOD                                     $4.38              $19.97             $12.73
                                                                       =====              ======             ======
    TOTAL RETURN (%)(2)                                               (33.17)             112.42              27.30
    RATIOS/SUPPLEMENTAL DATA:
         Net assets, end of period ($000 omitted)                    53,082              8,352              7,185
         Ratios to average net assets (%)(3):
            Operating expenses, net(4)                                  1.10                1.10               1.10
            Operating expenses, gross(4)                                2.48                1.87               2.07
            Net investment income (loss)                                (.57)               (.75)              (.50)
         Portfolio turnover (%)(2)                                    262.01              336.60             179.56


++ For the period December 30, 1998 (commencement of operations) to August 31, 1999.

(1)  Average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for periods less than one year are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

IAM SHARES FUND


                                                                            FISCAL YEARS ENDED AUGUST 31,

                                                                     2001               2000             1999++
 NET ASSET VALUE, BEGINNING OF PERIOD                               $11.55             $10.14             $10.00
                                                                    ------             ------             ------
 INCOME FROM OPERATIONS:
     Net investment income(1)                                          .08                .09                .02
     Net realized and unrealized gain (loss)                         (2.67)              1.42                .12
                                                                     ------              ----                ---
           Total Income From Operations                              (2.59)              1.51                .14
                                                                     ------              ----                ---
 DISTRIBUTIONS:
     Dividends from net investment income                             (.09)              (.08)             --
                                                                      -----              -----             --
     Dividends from net realized gain                                 (.02)              (.02)             --
                                                                      -----              -----             --
           Total Distributions                                        (.11)              (.10)             --
                                                                      -----              -----             --
 NET ASSET VALUE, END OF PERIOD                                      $8.85             $11.55             $10.14
                                                                     =====             ======             ======
 TOTAL RETURN (%)(2)                                                (22.56)             14.94               1.40
 RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period ($000 omitted)                     176,598            133,690            60,316
      Ratios to average net assets (%)(3):
         Operating expenses, net(4)                                    .58                .55                .65
         Operating expenses, gross(4)                                  .59                .55                .67
         Net investment income                                         .79                .79                .72
      Portfolio turnover (%)(5)                                       4.23               5.34              --


++   For the period June 2, 1999 (commencement of operations) to August 31,
     1999.

(1)  Average month-end shares were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1999 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

(5) The rate for the period ended August 31, 1999 is not meaningful due to the fund's short period of operation.

EMERGING MARKETS FUND


                                                                                FISCAL YEARS ENDED AUGUST 31,

                                                          2001            2000            1999             1998            1997
 NET ASSET VALUE, BEGINNING OF PERIOD                     $11.37          $10.47           $6.52           $12.33          $10.87
                                                          ------          ------           -----           ------          ------
 INCOME FROM OPERATIONS:
      Net investment income(1)                               .14             .09             .15              .18             .12
      Net realized and unrealized gain (loss)              (3.13)           1.04            4.07            (5.58)           1.51
                                                           ------           ----            ----            ------           ----
           Total Income From Operations                    (2.99)           1.13            4.22            (5.40)           1.63
                                                           ------           ----            ----            ------           ----
 DISTRIBUTIONS:
      Dividends from net investment income                  (.07)           (.23)           (.27)            (.15)           (.11)
      Dividends from net realized gain on investment       --              --              --                (.26)           (.06)
                                                           --              --              --                -----           -----
      Total Distributions                                    (.07)           (.23)           (.27)            (.41)           (.17)
                                                            -----           -----           -----            -----           -----
 NET ASSET VALUE, END OF PERIOD                            $8.31          $11.37          $10.47            $6.52          $12.33
                                                           =====          ======          ======            =====          ======
 TOTAL RETURN (%)                                         (26.39)          11.05           66.41           (45.36)          15.12
 RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period ($000 omitted)           334,217         395,926         335,655          206,370         252,708
      Ratios to average net assets (%):
           Operating expenses, net(2)                       1.25            1.25            1.25             1.25            1.25
           Operating expenses, gross(2)                     1.47            1.38            1.34             1.38            1.51
           Net investment income                            1.48             .89            1.78             1.85            1.07
      Portfolio turnover (%)                               49.97           55.62           39.64            38.94           15.00


(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  See Note 4 of the Annual Report for current period amounts.

INTERNATIONAL STOCK SELECTION FUND


                                                                                 FISCAL YEARS ENDED AUGUST 31,

                                                          2001             2000             1999             1998             1997
 NET ASSET VALUE, BEGINNING OF PERIOD                   $10.87           $10.37            $9.24           $10.85           $10.96
                                                        ------           ------            -----           ------           ------
 INCOME FROM OPERATIONS:
      Net investment income(1)                             .09              .09              .12              .16              .10
      Net realized and unrealized gain (loss)            (2.28)             .54             2.09            (1.13)             .03
                                                         ------             ---             ----            ------             ---
           Total Income From Operations                  (2.19)             .63             2.21             (.97)             .13
                                                         ------             ---             ----             -----             ---
 DISTRIBUTIONS:
      Dividends from net investment income               --                (.13)            (.39)            (.15)            (.18)
      Dividends from net realized gain on investments    (1.26)           --                (.69)            (.49)            (.06)
                                                         ------           --                -----            -----            -----
           Total Distributions                           (1.26)            (.13)           (1.08)            (.64)            (.24)
                                                         ------            -----           ------            -----            -----
 NET ASSET VALUE, END OF PERIOD                          $7.42           $10.87           $10.37            $9.24           $10.85
                                                         =====           ======           ======            =====           ======
 TOTAL RETURN (%)                                       (21.64)            6.09            26.88            (9.50)            1.17
 RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period ($000 omitted)          78,626           105,645          99,916           76,565           83,930
      Ratios to average net assets (%):
         Operating expenses, net(2)                       1.00             1.00             1.00             1.00             1.00
         Operating expenses, gross(2)                     1.33             1.28             1.37             1.29             1.40
         Net investment income                            1.06              .79             1.30             1.23             1.12
      Portfolio turnover (%)                             85.14            64.05            62.02            74.79            48.29


(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  See Note 4 of the Annual Report for current period amounts.

INTERNATIONAL GROWTH OPPORTUNITIES FUND


                                                                                   FISCAL YEARS ENDED AUGUST 31,

                                                                    2001               2000               1999              1998++
 NET ASSET VALUE, BEGINNING OF PERIOD                             $14.37             $11.31              $8.42              $10.00
                                                                  ------             ------              -----              ------
 INCOME FROM OPERATIONS:
     Net investment income(1)                                        .05                .07                .11                 .03
     Net realized and unrealized gain (loss)                       (4.50)              3.17               2.83               (1.61)
                                                                   ------              ----               ----               ------
           Total Income From Operations                             4.45               3.24               2.94               (1.58)
                                                                    ----               ----               ----               ------
DISTRIBUTIONS:
     Dividends from net investment income                           (.06)              (.08)              (.05)              --
     Dividends from net realized gain                               (.71)              (.10)             --                  --
                                                                    -----              -----             --                  --
           Total Distributions                                      (.77)              (.18)              (.05)              --
                                                                    -----              -----              -----              --
 NET ASSET VALUE, END OF PERIOD                                    $9.15             $14.37             $11.31               $8.42
                                                                   =====             ======             ======               =====
 TOTAL RETURN (%)(2)                                              (32.28)             28.82              35.08              (15.80)
 RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period ($000 omitted)                   111,216            137,639             53,416              22,966
      Ratios to average net assets (%)(3):
         Operating expenses, net(4)                                 1.10               1.10               1.10                1.10
         Operating expenses, gross(4)                               1.22               1.16               1.30                1.66
         Net investment income                                       .41                .48               1.16                1.27
      Portfolio turnover (%)(3)                                    39.14              45.76              39.19               17.24


++   For the period May 1, 1998 (commencement of operations) to August 31, 1998.

(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1998 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

LIFE SOLUTIONS INCOME AND GROWTH FUND


                                                                            FISCAL YEARS ENDED AUGUST 31,

                                                           2001           2000           1999           1998          1997++
 NET ASSET VALUE, BEGINNING OF PERIOD                     $13.21         $12.93         $12.65         $12.93        $12.68
                                                          ------         ------         ------         ------        ------
 INCOME FROM OPERATIONS:
     Net investment income(1)                                .45            .47            .44            .46         --
     Net realized and unrealized gain (loss)               (1.24)           .94            .95           (.01)          .25
                                                           ------           ---            ---           -----          ---
           Total Income from Operations                     (.79)          1.41           1.39            .45           .25
                                                            -----          ----           ----            ---           ---
 DISTRIBUTIONS:
     Dividends from net investment income                   (.79)          (.77)          (.61)          (.41)        --
     Dividends from net realized gain on investments        (.79)          (.36)          (.50)          (.32)        --
                                                            -----          -----          -----          -----        --
           Total Distributions                             (1.58)         (1.13)         (1.11)          (.73)        --
                                                           ------         ------         ------          -----        --
 NET ASSET VALUE, END OF PERIOD                           $10.84)        $13.21         $12.93         $12.65        $12.93
                                                          =======        ======         ======         ======        ======
 TOTAL RETURN (%)(2)                                       (6.35)         11.73          11.27           3.53          1.97
 RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period ($000 omitted)            19,878         21,150         25,742         23,771        13,979
      Ratios to average net assets (%)(3):
         Operating expenses, net(4)                          .45            .45            .45            .45           .35
         Operating expenses, gross(4)                        .59            .55            .50            .72          1.14
         Net investment income                              3.87           3.71           3.37           3.00           .16
      Portfolio turnover (%)(3)                            79.47          31.07          93.34          93.28        106.68


++   For the period July 1, 1997 (commencement of operations) to August 31,
     1997.

(1) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1997 are annualized.

(4) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

LIFE SOLUTIONS BALANCED FUND


                                                                         FISCAL YEARS ENDED AUGUST 31,

                                                            2001             2000            1999            1998           1997++
 NET ASSET VALUE, BEGINNING OF PERIOD                      $14.59           $13.80          $12.95          $13.98         $13.69
                                                           ------           ------          ------          ------         ------
 INCOME FROM OPERATIONS:
     Net investment income(1)                                 .33              .42             .38             .50          --
     Net realized and unrealized gain (loss)                (2.09)            1.47            1.84            (.45)           .29
                                                            ------            ----            ----            -----           ---
           Total Income from Operations                     (1.76)            1.89            2.22             .05            .29
                                                            ------            ----            ----             ---            ---
 DISTRIBUTIONS:
     Dividends from net investment income                   (1.01)            (.70)           (.61)           (.56)         --
     Dividends from net realized gain on investments        (1.57)            (.40)           (.76)           (.52)         --
                                                            ------            -----           -----           -----         --
           Total Distributions                              (2.58)           (1.10)          (1.37)          (1.08)         --
                                                            ------           ------          ------          ------         --
 NET ASSET VALUE, END OF PERIOD                            $10.25           $14.59          $13.80          $12.95         $13.98
                                                           ======           ======          ======          ======         ======
 TOTAL RETURN (%)(2)                                       (13.35)           14.59           17.89             .33           2.12
 RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period ($000 omitted)             65,657           81,711          99,092          90,804         47,003
      Ratios to average net assets (%)(3):
         Operating expenses, net(4)                           .28              .24             .28             .36            .35
         Operating expenses, gross(4)                         .28              .24             .28             .36            .49
         Net investment income                               2.84             3.01            2.83            2.07            .07
      Portfolio turnover (%)(3)                            102.02            42.47           51.09          101.40          51.61

++   For the period July 1, 1997 (commencement of operations) to August 31,
     1997.

(1) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1997 are annualized.

(4) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

LIFE SOLUTIONS GROWTH FUND


                                                                            FISCAL YEARS ENDED AUGUST 31,

                                                           2001           2000           1999           1998            1997++
 NET ASSET VALUE, BEGINNING OF PERIOD                     $15.73         $14.62         $13.02         $14.79          $14.44
                                                          ------         ------         ------         ------          ------
 INCOME FROM OPERATIONS:
     Net investment income(1)                                .16            .26            .26            .38           --
     Net realized and unrealized gain (loss)               (2.94)          2.13           2.81           (.75)            .35
                                                           ------          ----           ----           -----            ---
           Total Income From Operations                    (2.78)          2.39           3.07           (.37)            .35
                                                           ------          ----           ----           -----            ---
 DISTRIBUTIONS:
     Dividends from net investment income                  (1.12)          (.72)          (.55)          (.71)          --
     Dividends from net realized gain on investments       (2.20)          (.56)          (.92)          (.69)          --
                                                           ------          -----          -----          -----          --
           Total Distributions                             (3.32)         (1.28)         (1.47)         (1.40)          --
                                                            ----          ------         ------         ------          --
 NET ASSET VALUE, END OF PERIOD                            $9.63         $15.73         $14.62         $13.02          $14.79
                                                           =====         ======         ======         ======          ======
 TOTAL RETURN (%)(2)                                      (20.16)         17.15          24.72          (2.68)           2.42
 RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period ($000 omitted)            38,518         51,411         65,018         53,432          43,603
      Ratios to average net assets (%)(3):
         Operating expenses, net(4)                          .35            .35            .38            .41             .35
         Operating expenses, gross(4)                        .35            .35            .38            .41             .54
         Net investment income                              1.41           1.78           1.89           1.52             .09
      Portfolio turnover (%)(3)                           111.13          33.00          43.15          67.66           39.49


++   For the period July 1, 1997 (commencement of operations) to August 31,
     1997.

(1) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1997 are annualized.

(4) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

                   ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS


Statements of Additional Information (SAI) include additional information about each fund. Each fund's SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about any fund or to make any shareholder inquiry, please contact:


                         Russell Fund Distributors, Inc.
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327


The prospectuses, SAIs and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about a fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.



SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430




                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                              EMERGING MARKETS FUND



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.


                       PROSPECTUS DATED DECEMBER ___, 2001

                                TABLE OF CONTENTS



INVESTMENT STRATEGIES AND PRINCIPAL RISKS .................................................. 3

   INVESTMENT OBJECTIVE .................................................................... 3
   PRINCIPAL INVESTMENT STRATEGIES ......................................................... 3
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................................ 3
   RISK AND RETURN ......................................................................... 4

FEES AND EXPENSES OF THE FUND .............................................................. 5

MANAGEMENT OF THE FUND ..................................................................... 6

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS ........ 7

SHAREHOLDER INFORMATION .................................................................... 9

   PURCHASE OF FUND SHARES ................................................................. 9
   REDEMPTION OF FUND SHARES ...............................................................11
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS ............................13
   PRICING OF FUND SHARES ..................................................................13
   DIVIDENDS AND DISTRIBUTIONS .............................................................13
   TAXES ...................................................................................14

FINANCIAL HIGHLIGHTS .......................................................................16

ADDITIONAL INFORMATION ABOUT THE FUND ......................................................18

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS


INVESTMENT OBJECTIVE

The fund's investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.


The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund will invest primarily in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the fund invests will be expanded over time as the stock markets in other countries evolve. Nearly all of the fund's assets will be invested in equity, and equity-like, securities concentrated in emerging market countries (i.e., typically over 85% but no less than 80%). A stock market is classified as "emerging" if it meets at least one of the two general criteria: (i) it is located in a low or middle income economy as defined by the World Bank, and/or (ii) its investable market capitalization is low relative to its most recent GNP figures. A low or middle income is any country with a GNP per capita less than $9,266. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if it exceeds this amount. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered. Risks of emerging markets are discussed in the Principal Risks section.


The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These foreign government pooled vehicles are also subject to risks. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.


Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital Index Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will expand to gain exposure to new emerging countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EMERGING MARKET COUNTRIES. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which have less stability than those of more developed countries. Emerging market securities are subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures.

INTERNATIONAL SECURITIES. A fund's return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Foreign markets, economies and political systems may be less stable than US markets, and changes in exchange rates of foreign currencies can affect the value of a fund's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the US and there may be less public information available about foreign companies.

SECURITIES OF LARGE CAPITALIZATION COMPANIES. The fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

FOREIGN CURRENCY AND EXCHANGE RATE RISK. The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms. Price spread on currency exchange (to cover service charges) may be incurred, particularly when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. Because a fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

EQUITY SECURITIES. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions. With respect to equity securities purchased by the Emerging Markets Fund certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These foreign government pooled vehicles are also subject to risks. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.


MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.


MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in international and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

ANALYTICAL MODELS. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting undervalued stocks.

INITIAL PUBLIC OFFERINGS (IPOS). Performance of a fund may be impacted by a fund's holdings of IPOs. Because an IPO is an equity security that is new to the public market, the value of IPOs can fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. There is no guarantee that a fund will continue to participate in the IPO market, and, due to their volatility, IPOs can have a positive or negative impact on performance.

RISK AND RETURN


The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


ANNUAL TOTAL RETURNS

[bar chart]

1995               (7.89%)

1996               14.88%

1997               (8.81%)

1998              (15.94%)

1999               64.83%


2000              (29.97%)


Best Quarter - December 31, 1999:  26.03%


Worst Quarter - December 31, 1997:  (21.41%)


Current Fiscal Quarter - August 31, 2001: (9.87%)


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses). After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


                    Average Annual Total Returns

              For the Periods Ended December 31, 2000:


                                1 Year        5 Years*   Inception*
Emerging Markets Fund
 Return Before Taxes          (29.97%)        0.33%         0.23%
 Return After Taxes on
Distributions
 Return After Taxes on
Distributions and Sale of
Fund Shares
 S&P/IFC Investable           (31.76)        (3.67)        (5.46)
Composite Index


*Annualized. The fund began operating on March 1, 1994.


                          FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
      Maximum Sales Charge (Load) Imposed on Purchases                   None
      Maximum Deferred Sales Charge (Load)                               None
      Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends or Other Distributions                                None
      Redemption Fee*                                                       2%
      Exchange Fee                                                       None
      Maximum Account Fee                                                None

* Redemptions (including exchanges) of shares of the Emerging Markets Fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund.

         Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.

ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


      Management Fee(1)                                                    .75%
      Distribution and Service (12b-1) Fees(1, 2)                          .24
      Other Expenses                                                       .48
                                                                           ---
      Gross Expenses                                                      1.47
                                                                          ----
      Less Contractual Management Fee Reimbursement                       (.22)
                                                                          -----
      Total Net Annual Fund Operating Expenses(1)                         1.25%
                                                                          =====


EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE 2% REDEMPTION FEE DOES NOT APPLY IN THE EXAMPLE. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


     1 YEAR                 3 YEARS               5 YEARS                10 YEARS
      $127                   $422                  $739                   $1,636
      ====                   ====                  ====                   ======


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND


INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $___ billion under management as of __________, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia,


-------------------
(1) The Advisor has contractually agreed to reimburse the Emerging Markets Fund for all expenses in excess of 1.25% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .53%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.

(2) The stated fee includes .17% for 12b-1 Distribution and .07% for 12b-1 Shareholder Servicing Fees.

Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.63% (after fee reimbursement) of the average daily net asset value of the fund.


Mr. Brad Aham, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. He joined the firm in 1993. Mr. Aham has worked with the Active Emerging Markets product since its inception, and he manages several institutional funds. In addition to managing portfolios, he performs quantitative and qualitative research for SSgA. Mr. Aham holds an MBA from Boston University and BA degrees in Mathematics and Economics from Brandeis University. He is a member of AIMR, the Boston Securities Analyst Society, the Global Association of Risk Professionals, and is a Certified Financial Risk Manager. There are three other portfolio managers who assist in managing the fund.

                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS


The investment objective of the fund may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.


FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The fund will not invest a material percentage of its assets in sovereign debt. Since these are obligations of sovereign governments, they are particularly subject to a risk of default from political instability.

EQUITY SWAPS. The fund intends to use equity swaps to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.


FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.


A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

NON-US DEBT SECURITIES. A fund's foreign debt securities are typically obligations of sovereign governments. These securities are particularly subject to a risk of default from political instability and fluctuations in exchange rates. Significant emerging market debt is considered non-investment grade.

FIXED-INCOME SECURITIES RISK. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

SECURITIES OF SMALL CAP COMPANIES. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile which could increase the volatility of the fund's portfolio.

HIGH RISK, HIGH YIELD BONDS. The fund may invest in debt securities rated less than BBB- by S&P or Baa3 by Moody's, or in unrated securities judged by the Advisor to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks than investment grade bonds, in that they are especially subject to adverse changes in general economic conditions and, in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. Debt rated BB, B, CCC, CC and C by S&P, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and D the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Lower rated debt securities are especially subject to risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Although lower-rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks. They are especially subject to:

- Adverse changes in general economic conditions and in the industries in which their issuers are engaged;

-    Changes in the financial condition of their issuers; and

-    Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are morelikely than other issuers to miss principal and interest payments or to default.


INSTRUMENTS OF US AND FOREIGN BANKS AND BRANCHES AND FOREIGN CORPORATIONS, INCLUDING YANKEE BONDS. Non-US corporations and banks issuing dollar denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company. Participating Funds that are money market funds will not acquire shares of any Central Fund that does not comply with the requirements of Rule 2a-7 under the 1940 Act.


                             SHAREHOLDER INFORMATION


PURCHASE OF FUND SHARES


DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.


PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time (the "Pricing Time"), to be effective on the date received. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling or servicing agreement with the Distributor or the SSgA Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time.


ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: ssga Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.


MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

      REGULAR MAIL:                       REGISTERED, EXPRESS OR CERTIFIED MAIL:
      SSgA Funds                          SSgA Funds
      P.O. Box 8317                       66 Brooks Drive
      Boston, MA  02266-8317              Braintree, MA  02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.





FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and
    (c) the exact amount being wired.

2.  Instructing the wiring bank to wire federal funds to:

         State Street Bank and Trust Company
         225 Franklin Street, Boston, MA  02110
         ABA #0110-0002-8
         DDA #9904-631-0
         SSgA (Name of Fund) Fund(s)
         Account Number and Registration
         Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

THIRD PARTY TRANSACTIONS. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


IN-KIND PURCHASE OF SECURITIES. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:


1. The investment objective, policies and limitations must match that of the fund;

2.  They must have a readily ascertainable market value;

3.  They must be liquid;

4.  They must not be subject to restrictions on resale; and


5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.


Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.


REDEMPTION FEE. Redemptions (including exchanges) of shares of the fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.


MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.


REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.


Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests by 4 p.m. Eastern time may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day to receive the net asset value and dividend as of the prior business day, pursuant to a duly executed Shareholder Servicing or Selected Broker Agreement with the SSgA Funds or the Distributor.


Redemptions (including exchanges) of shares of the Emerging Markets Fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.

TELEPHONE REDEMPTION. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in

Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION PROCEEDS BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire.


REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:


1.   Your address of record has changed within the past 60 days;

2.   You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.  A broker or securities dealer, registered with a domestic stock exchange;

2.  A federal savings, cooperative or other type of bank;

3.  A savings and loan or other thrift institution;

4.  A credit union; or

5.  A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

          SELLER                         REQUIREMENTS FOR WRITTEN REQUESTS

          Owner of individual, joint,    -       Letter of instruction, signed by all persons
          sole proprietorship,                   authorized to sign for the account stating general
          UGMA/UTMA (custodial                   titles/capacity, exactly as the account is
          accounts for minors) or                registered; and
          general partner accounts       -       Signature guarantee, if applicable (see above).

          ------------------------------ ------------------------------------------------------------

          Owners of corporate or         -       Letter of instruction signed by authorized
          association accounts                   person(s), stating capacity as indicated by the
                                                 corporate resolution;


                                      -12-

                                         -       Corporate resolution, certified within the past
                                                 90 days; and
                                         -       Signature guarantee, if applicable (see above).

          ------------------------------ ------------------------------------------------------------

          Owners or trustees of trust    -       Letter of instruction, signed by all trustees;
          accounts                       -       If the trustees are not named in the
                                                 registration, please provide a copy of the trust
                                                 document certified within the past 60 days; and
                                         -       Signature guarantee, if applicable (see above).

          ------------------------------ ------------------------------------------------------------

          Joint tenancy shareholders     -        Letter of instruction signed by surviving
          whose co-tenants are deceased           tenant(s);
                                         -        Certified copy of the death certificate; and
                                         -        Signature guarantee, if applicable (see above).


Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.


IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.


SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.


Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES


The fund determines the price per share once each business day at 4:00 p.m. Eastern time, or the close of regular trading on the New York Stock Exchange, if earlier. The price is computed by dividing the current value of the fund's assets, less its liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.


The fund values portfolio securities at market value. The fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund annually from net investment income. The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the fund in advance since the amount of the assets to be invested within various countries is not known.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.


If more than 50% in value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the fund. The fund may be subject to certain holding requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that the fund will qualify to make the Foreign Election; however, the fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


                                                                                 FISCAL YEARS ENDED AUGUST 31,

                                                               2001          2000          1999          1998          1997
 NET ASSET VALUE, BEGINNING OF PERIOD                         $11.37        $10.47         $6.52        $12.33        $10.87
                                                              ------        ------         -----        ------        ------
 INCOME FROM OPERATIONS:
     Net investment income(1)                                    .14           .09           .15           .18           .12
     Net realized and unrealized gain (loss)                   (3.13)         1.04          4.07         (5.58)         1.51
                                                               ------         ----          ----         ------         ----
         Total Income From Operations                          (2.99)         1.13          4.22         (5.40)         1.63
                                                               ------         ----          ----         ------         ----
 DISTRIBUTIONS:
     Dividends from net investment income                       (.07)         (.23)         (.27)         (.15)         (.11)
     Dividends from net realized gain on investment               --            --            --          (.26)         (.06)
                                                                  --            --            --          -----         -----
Total Distributions                                             (.07)         (.23)         (.27)         (.41)         (.17)
                                                                -----         -----         -----         -----         -----
 NET ASSET VALUE, END OF PERIOD                                $8.31        $11.37        $10.47         $6.52        $12.33
                                                               =====        ======        ======         =====        ======
 TOTAL RETURN (%)                                             (26.39)        11.05         66.41        (45.36)        15.12
 RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)                334,217       395,926       335,655       206,370       252,708
     Ratios to average net assets (%):
         Operating expenses, net(2)                             1.25          1.25          1.25          1.25          1.25
         Operating expenses, gross(2)                           1.47          1.38          1.34          1.38          1.51
         Net investment income                                  1.48           .89          1.78          1.85          1.07
     Portfolio turnover (%)                                    49.97         55.62         39.64         38.94         15.00


------------------------------
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) See Note 4 of the Annual Report for current period amounts.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND


A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:


                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327


The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.


You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.


SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430




                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                                 IAM SHARES FUND



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The SSgA IAM SHARES Fund seeks to achieve its investment objective of maximizing the fund's total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM companies).


                       PROSPECTUS DATED DECEMBER ___, 2001

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                                    3

   INVESTMENT OBJECTIVE                                                                      3
   PRINCIPAL INVESTMENT STRATEGIES                                                           3
   PRINCIPAL RISKS OF INVESTING IN THE FUND                                                  3
   RISK AND RETURN                                                                           4

FEES AND EXPENSES OF THE FUND                                                                5

MANAGEMENT OF THE FUND                                                                       6

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS          6

SHAREHOLDER INFORMATION                                                                      8

   PURCHASE OF FUND SHARES                                                                   8
   REDEMPTION OF FUND SHARES                                                                10
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                             12
   PRICING OF FUND SHARES                                                                   12
   DIVIDENDS AND DISTRIBUTIONS                                                              12
   TAXES                                                                                    13

FINANCIAL HIGHLIGHTS                                                                        14

ADDITIONAL INFORMATION ABOUT THE FUND                                                       16

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS


INVESTMENT OBJECTIVE


The fund's investment objective is to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor or have not been identified as having non-union sentiment (IAM companies).


The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed by the fund's trustees without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.


PRINCIPAL INVESTMENT STRATEGIES

The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM companies. IAM companies are defined as companies that either (1) have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (Category I Shares) or (2) are listed in the S&P 500 Index, and have not been identified by the International Association of Machinists and Aerospace Workers or affiliated labor unions as having non-union sentiment (Category II Shares). Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of IAM companies. Shareholders would receive 60 days' notice prior to changing the 80% policy. As of the fiscal year-end of the fund, August 31, 2001, there was a universe of 360 publicly traded IAM affiliated companies as provided by the IAM. Based on the current model environment, nearly half of the 360 IAM-represented companies comprised the August 31, 2001 investments in the fund. The weighted average capitalization of the fund was $100.9 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment.

The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM companies are diverse both geographically and by industry. The portfolio manager will rebalance the fund frequently in order to maintain its relative exposure to IAM companies, as well as to account for any changes to the universe of IAM companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.

The fund may invest the remaining 20% of its assets in securities contained in the S&P 500 Index; these securities are chosen by a multifactor model which seeks to outperform the S&P 500 Index. In the 20% portion, the manager screens out securities of certain companies identified by the International Association of Machinists and Aerospace Workers Union as having non-union sentiment.

Proxies for the fund's underlying securities are voted in accordance with AFL/CIO guidelines.

PRINCIPAL RISKS OF INVESTING IN THE FUND


The principal risks of investing in the fund are those risks generally associated with investing in common stocks, including the possibility that the fund will fluctuate in value significantly over time.

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INITIAL PUBLIC OFFERINGS (IPOs). Performance of a fund may be impacted by a fund's holdings of IPOs. Because an IPO is an equity security that is new to the public market, the value of IPOs can fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. There is no guarantee that a fund will continue to participate in the IPO market, and, due to their volatility, IPOs can have a positive or negative impact on performance.

The fund will only invest in IPOs of IAM companies.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

MANAGEMENT STRATEGY RISK. The risk that a strategy used by the Advisor may fail to produce the intended results. The fund is not managed according to traditional methods of active investment management which involves the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, as a result of this passive investment approach, some of the investment decisions are based on solely a multifactor model and not on intrinsic investment merit. This strategy may not be successful.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

EQUITY SECURITIES. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions.

SECURITIES OF LARGE CAPITALIZATION COMPANIES. The fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

ANALYTICAL MODELS. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting undervalued stocks.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.


RISK AND RETURN


The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


Annual Total Returns


[bar chart]


 2000              (8.12%)


Best Quarter - December 31, 1999: 15.75%


Worst Quarter - September 30, 1999: (7.20%)


Current Fiscal Quarter - August 31, 2001:  (9.51%)


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses). After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


                      Average Annual Total Returns


                FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                        1 YEAR             INCEPTION*
IAM SHARES Fund
 Return Before Taxes                    (8.12%)             2.90%

Return After Taxes on
Distributions
Return After Taxes on
Distributions and Sale of Fund
Shares
 S&P 500 Index                          (9.11)              2.47%


*Annualized. This fund began operating on June 2, 1999.


                          FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
      Maximum Sales Charge (Load) Imposed on Purchases                   None
      Maximum Deferred Sales Charge (Load)                               None
      Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends or Other Distributions                                None
      Redemption Fee                                                     None
      Exchange Fee                                                       None
      Maximum Account Fee                                                None


ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
      Management Fee                                                     .25%
      Distribution and Service (12b-1) Fees(1)                           .15
      Other Expenses                                                     .18
                                                                         ---

      Total Annual Fund Operating Expenses(2)                            .58%
                                                                         ====


--------

(1) The stated fee includes .12% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees

(2) The Advisor has contractually agreed to reimburse the IAM SHARES Fund for all expenses in excess of .65% of average daily net assets on an annual basis until December 31, 2002.

EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

     1 YEAR                 3 YEARS               5 YEARS               10 YEARS
       $59                   $186                  $324                  $726
       ===                   ====                  ====                  ====


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


                             MANAGEMENT OF THE FUND


INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $___ billion under management as of __________, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.


For these services, the fund pays the Advisor an advisory fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.


Mr. Michael J. Feehily, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. Mr. Feehily is the head of the US Equity Team within the Global Structured Products Group. He is responsible for overseeing the management of all US equity index funds for SSgA. Mr. Feehily also serves as portfolio manager for the firm's Russell 1000 Value and Growth ERISA Funds, and the S&P Midcap 400 ERISA Fund, in addition to several other commingled and separately managed products. He joined SSgA in 1997, initially working in the Performance and Analytics group. Prior to that, he was part of the Global Operations department of State Street Corporation, where he helped to develop Private Edge, a proprietary application used to analyze venture capital, real estate, and other private investments. Mr. Feehily has been working in the investment management field since 1994. He holds a BS in Finance, Investments and Economics from Babson College and an MBA in Finance from Bentley College. There are four other portfolio managers who assist in managing the fund.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS


The investment objective of the fund may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The common stocks the fund may invest in include American Depository Receipts (ADRs). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers, such as less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investment in such securities. For purposes of the fund's investment policies, the fund's investment in ADRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

The ADRs chosen for investment by the fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company. Participating Funds that are money market funds will not acquire shares of any Central Fund that does not comply with the requirements of Rule 2a-7 under the 1940 Act.

                             SHAREHOLDER INFORMATION


PURCHASE OF FUND SHARES


DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. You may invest in the fund with an initial investment of $100 provided a $50 automatic monthly investment is established. An investment in the account (other than IRA accounts or active automatic monthly investment accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value
(NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time (the "Pricing Time"), to be effective on the date received. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling or servicing agreement with the Distributor or the SSgA Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.SSgAfunds.com.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:


    REGULAR MAIL:                        REGISTERED, EXPRESS OR CERTIFIED MAIL:
    SSgA Funds                           SSgA Funds
    P.O. Box 8317                        66 Brooks Drive
    Boston, MA  02266-8317               Braintree, MA  02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the

Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.


FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.
2.       Instructing the wiring bank to wire federal funds to:
              State Street Bank and Trust Company
              225 Franklin Street, Boston, MA  02110
              ABA #0110-0002-8
              DDA #9904-631-0
              SSgA (Name of Fund) Fund(s)
              Account Number and Registration
              Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

THIRD PARTY TRANSACTIONS. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


IN-KIND PURCHASE OF SECURITIES. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2.  They must have a readily ascertainable market value;

3.  They must be liquid;

4.  They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.


Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests by 4 p.m. Eastern time may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day to receive the net asset value and dividend as of the prior business day, pursuant to a duly executed Shareholder Servicing or Selected Broker Agreement with the SSgA Funds or the Distributor.

TELEPHONE REDEMPTION. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.  A broker or securities dealer, registered with a domestic stock exchange;

2.  A federal savings, cooperative or other type of bank;

3.  A savings and loan or other thrift institution;

4.  A credit union; or

5.  A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

      SELLER                        REQUIREMENTS FOR WRITTEN REQUESTS
      Owner of individual, joint,   -    Letter of instruction, signed by all persons
      sole proprietorship,               authorized to sign for the account stating general
      UGMA/UTMA (custodial               titles/capacity, exactly as the account is
      accounts for minors) or            registered; and
      general partner accounts      -    Signature guarantee, if applicable (see above).

      Owners of corporate or        -     Letter of instruction signed by authorized
      association accounts                person(s), stating capacity as indicated by the
                                          corporate resolution;
                                    -     Corporate resolution, certified within the past 90
                                          days; and
                                    -     Signature guarantee, if applicable (see above).

      Owners or trustees of trust   -     Letter of instruction, signed by all trustees;
      accounts                      -     If the trustees are not named in the registration,
                                          please provide a copy of the trust document
                                          certified within the past 60 days; and
                                    -     Signature guarantee, if applicable (see above).

      Joint tenancy shareholders    -     Letter of instruction signed by surviving
      whose co-tenants are                tenant(s);
      deceased                      -     Certified copy of the death certificate; and
                                    -     Signature guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.



DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES


The fund determines the price per share once each business day at 4:00 p.m. Eastern time, or the close of regular trading on the New York Stock Exchange, if earlier. The price is computed by dividing the current value of the fund's assets, less its liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

The fund values portfolio securities at market value. The fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS


The Board of Trustees intends to declare and pay dividends on shares of the fund quarterly from net investment income. Distributions will be made at least annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

   - Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

   - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

   - Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

   - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.



TAXES


Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


                                                             FISCAL YEARS ENDED AUGUST 31,

                                                              2001            2000        1999++
 NET ASSET VALUE, BEGINNING OF PERIOD                      $11.55          $10.14           $10.00
                                                           ------          ------           ------
 INCOME FROM OPERATIONS:
     Net investment income(1)                                 .08             .09              .02
     Net realized and unrealized gain (loss)                (2.67)           1.42              .12
                                                            ------           ----              ---
         Total Income From Operations                       (2.59)           1.51              .14
                                                            ------           ----              ---
 DISTRIBUTIONS:
     Dividends from net investment income                    (.09)           (.08)           --
                                                             -----           -----           -----
     Dividends from net realized gain                        (.02)           (.02)           --
                                                             -----           -----           -----
         Total Distributions                                 (.11)           (.10)           --
                                                             -----           -----           -----
 NET ASSET VALUE, END OF PERIOD                             $8.85          $11.55           $10.14
                                                            =====          ======           ======
 TOTAL RETURN (%)(2)                                       (22.56)          14.94             1.40
 RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)             176,598         133,690          60,316
     Ratios to average net assets (%)(3):
        Operating expenses, net(4)                            .58             .55              .65
        Operating expenses, gross(4)                          .59             .55              .67
        Net investment income                                 .79             .79              .72
     Portfolio turnover (%)(5)                               4.23            5.34            --

--------------------------
++  For the period June 2, 1999 (commencement of operations) to August 31,
    1999.


(1) Average month-end shares were used for this calculation.

(2) Periods less than one year are not annualized.

(3) The ratios for the period ended August 31, 1999 are annualized.

(4) See Note 4 of the Annual Report for current period amounts.

(5) The rate for the period ended August 31, 1999 is not meaningful due to the fund's short period of operation.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND


A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:



                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327


The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.


You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.


SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430



                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                                MONEY MARKET FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.


                       PROSPECTUS DATED DECEMBER ___, 2001

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                                   3

   INVESTMENT OBJECTIVE                                                                     3
   PRINCIPAL INVESTMENT STRATEGIES                                                          3
   PRINCIPAL RISKS OF INVESTING IN THE FUND                                                 3
   RISK AND RETURN                                                                          5

FEES AND EXPENSES OF THE FUND                                                               6


MANAGEMENT OF THE FUND                                                                      7


ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS         7


SHAREHOLDER INFORMATION                                                                     9

   PURCHASE OF FUND SHARES                                                                  9
   REDEMPTION OF FUND SHARES                                                               11
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                            13
   PRICING OF FUND SHARES                                                                  14
   DIVIDENDS AND DISTRIBUTIONS                                                             14
   TAXES                                                                                   15

FINANCIAL HIGHLIGHTS                                                                       16


ADDITIONAL INFORMATION ABOUT THE FUND                                                      18

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS


INVESTMENT OBJECTIVE


The Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.


The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed by the fund's trustees without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.


PRINCIPAL INVESTMENT STRATEGIES



The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

There are risks associated with these instruments, which are described in the section called Principal Risks.

The fund management team bases its decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

The Money Market Fund has obtained a money market fund rating of Am from Standard & Poor's (S&P). The Am rating indicates that the fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P.


PRINCIPAL RISKS OF INVESTING IN THE FUND


MONEY MARKET RISK. The risk that a fund will not be able to maintain a NAV per share of $1.00 at all times. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.


CREDIT/DEFAULT RISK. The risk that an issuer of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating and generally, lower rated bonds have higher credit risks.


GOVERNMENT SECURITIES RISK. The risk that the US government will not provide financial support to US government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


FOREIGN RISK. The risk that a foreign security, including dollar denominated foreign issues, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.


BANKING INDUSTRY RISK. The risk that if a fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the fund's investments more than if a fund's investments were not invested to such a degree in the banking industry. Normally, the fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.


MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

FIXED-INCOME SECURITIES RISK. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

RISKS OF REPURCHASE AGREEMENTS. Under a repurchase agreement, a bank or broker sells securities to a fund and agrees to repurchase them at the fund's cost plus interest. If the value of the securities declines, and the bank or broker defaults on its repurchase obligation, the fund could incur a loss.

RISK AND RETURN



The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


ANNUAL TOTAL RETURNS

[CHART]

 1991               6.28%
 1992               3.91%
 1993               3.09%
 1994               3.99%
 1995               5.76%
 1996               5.21%
 1997               5.37%
 1998               5.30%
 1999               4.91%
 2000               6.18%


Best Quarter - March 31, 1991:  1.70%

Worst Quarter - December 31, 1993:  0.74%

Current Fiscal Quarter - August 31, 2001:  0.94%



The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).


                               Average Annual Total Returns

                         FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                  1 YEAR            5 YEARS*    10 YEARS*
Money Market Fund
                                   6.18%             5.39%          5.00%
Salomon Smith Barney
3-month Treasury bill              5.96              5.25           4.86
Lipper Average Money
Market Funds                       5.70              5.00.          4.62


*Annualized


                             7-Day Yields


                FOR THE PERIOD ENDED DECEMBER 31, 2000:
                                     CURRENT            EFFECTIVE
 Money Market Fund
                                         6.26%              6.46%


Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
      Maximum Sales Charge (Load) Imposed on Purchases              None
      Maximum Deferred Sales Charge (Load)                          None
      Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends or Other Distributions                           None
      Redemption Fee                                                None
      Exchange Fee                                                  None
      Maximum Account Fee                                           None




ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

      Management Fee                                                    .25%
      Distribution and Service (12b-1) Fees(1)                          .07
      Other Expenses                                                    .06
                                                                        ---
      Total Annual Fund Operating Expenses(2)                           .38%
                                                                        ====


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:




     1 YEAR            3 YEARS          5 YEARS           10 YEARS
       $39              $122             $213              $480
       ===              ====             ====              ====



Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

--------------
(1) The stated fee includes .03% for 12b-1 Distribution and .04% for 12b-1 Shareholder Servicing Fees.

(2) The Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses exceed .40% of average daily net assets on an annual bsis until December 31, 2002.

                             MANAGEMENT OF THE FUND



INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.

The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $___ billion under management as of __________, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.



                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS



The investment objective of the fund may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.


QUALITY OF SECURITIES. The fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the fund's Advisor in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions or (4) insurance companies. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.


They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal.


ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

- Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

- Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. The fund may purchase commercial paper (including variable amount master notes and funding agreements), which are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs, and non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.


US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS). ECDs are US dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks. Foreign laws and accounting standards typically are not as strict a they are in the US and therefore there may be fewer restrictions regarding loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.


SECTION 4(2) COMMERCIAL PAPER. The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists. Further discussion of illiquid securities and guidelines for determining liquidity of Section 4(2) paper may be found in the Statement of Additional Information.


REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company. Participating Funds that are money market funds will not acquire shares of any Central Fund that does not comply with the requirements of Rule 2a-7 under the 1940 Act.



                             SHAREHOLDER INFORMATION


PURCHASE OF FUND SHARES


DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.


PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open. The Boston Federal Reserve is closed on certain holidays on which the New York Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the Transfer Agent is not open to receive federal funds for purchase of fund shares. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to 4 p.m. Eastern time, or one hour after the Bond Market Association recommends an early close of the bond markets, whichever is earlier (the Pricing Time), to be effective on the date received. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling agreement with the Distributor or the SSgA Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time. The fund reserves the right to close earlier and declare an earlier Pricing Time, or not open at all, on days when the Bond Market Association recommends that the bond market remain closed or close early. Purchase orders must be received by the Pricing Time.

Orders and payments received prior to the Pricing Time earn the dividend on the date of purchase.


ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.SSgAfunds.com.

To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.


MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:


         REGULAR MAIL:                  REGISTERED, EXPRESS OR CERTIFIED MAIL:
         SSgA Funds                     SSgA Funds
         P.O. Box 8317                  66 Brooks Drive
         Boston, MA  02266-8317         Braintree, MA  02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.


2.  Instructing the wiring bank to wire federal funds to:
         State Street Bank and Trust Company
         225 Franklin Street, Boston, MA  02110
         ABA #0110-0002-8
         DDA #9904-631-0
         SSgA (Name of Fund) Fund(s)
         Account Number and Registration
         Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

THIRD PARTY TRANSACTIONS. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.


REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. A business day is one on the New York Stock Exchange and Boston Federal Reserve are open. Redemption requests must be received prior to 4 p.m. Eastern time or one hour after the Bond Market Association recommends an early close of the bond market, whichever is earlier, in order to be effective on the date received. No dividends will be paid on shares on the date of redemption. The fund reserves the right to close earlier and declare an earlier Pricing Time, or not open at all, on days when the Bond Market Association recommends that the bond markets remain closed or close early. On days when the Bond Market Association declares an early closure of the bond market, orders for redemption of shares of the fund must be received by the Pricing Time.

Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. On Federal Reserve holidays, redemption proceeds will be wired the next business day. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

CHECKWRITING SERVICE. If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.

TELEPHONE REDEMPTION. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.


DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION PROCEEDS BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire.


REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:
1.      Your address of record has changed within the past 60 days;
2.      You are redeeming more than $50,000 worth of shares;
3. You are requesting that a payment be sent to an address other than the address of record; or
4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:
1. A broker or securities dealer, registered with a domestic stock exchange;
2.       A federal savings, cooperative or other type of bank;
3.       A savings and loan or other thrift institution;
4.       A credit union; or
5.       A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

          SELLER                         REQUIREMENTS FOR WRITTEN REQUESTS
                                         o Letter of instruction, signed by all persons
          Owner of individual, joint,      authorized to sign for the account stating general
          sole proprietorship,             titles/capacity, exactly as the account is
          UGMA/UTMA (custodial             registered; and
          accounts for minors) or        o Signature guarantee, if applicable (see above).
          general partner accounts
          ------------------------------ ------------------------------------------------------
                                         o Letter of instruction signed by authorized
          Owners of corporate or           person(s), stating capacity as indicated by the
          association accounts             corporate resolution;
                                         o Corporate resolution, certified within the past
                                           90 days; and
                                         o Signature guarantee, if applicable (see above).

          ------------------------------ ------------------------------------------------------
                                         o Letter of instruction, signed by all trustees;
          Owners or trustees of trust    o If the trustees are not named in the
          accounts                         registration, please provide a copy of the trust
                                           document certified within the past 60 days; and
                                         o Signature guarantee, if applicable (see above).

          ------------------------------ ------------------------------------------------------
                                         o Letter of instruction signed by surviving
          Joint tenancy shareholders       tenant(s);
          whose co-tenants are deceased  o Certified copy of the death certificate; and
                                         o Signature guarantee, if applicable (see above).


Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.


SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS



The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.


Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.



PRICING OF FUND SHARES



The fund determines the price per share once each business day at 4 p.m. Eastern time, or one hour after the Bond Market Association recommends an early close of the bond markets, whichever is earlier (the Pricing Time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open. The price is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

The fund reserves the right to close earlier and declare an earlier Pricing Time, or not open at all, on days when the Bond Market Association recommends that the bond markets remain closed or close early.


The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS


The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the account Application:

        - Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

        - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

        - Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

        - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), distributions will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

Please note that dividends will not be paid until the last business day of the month even if an account closes during the month. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire. Direct deposits through ACH are transmitted to the investor's account two business days after the payable date of the distributions, and generally are not charged a fee by the bank.

TAXES


Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

Although the sale or exchange of fund shares is a taxable event, no gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


                                                                          FISCAL YEARS ENDED AUGUST 31,

                                                         2001         2000          1999          1998         1997
 NET ASSET VALUE, BEGINNING OF PERIOD                      $1.0000      $1.0000       $1.0000       $1.0000      $1.0000
                                                           -------      -------       -------       -------      -------
 INCOME FROM OPERATIONS:
     Net investment income                                   .0518        .0562         .0476         .0528        .0516
                                                             -----        -----         -----         -----        -----
 DISTRIBUTIONS:
     Dividends from net investment income                   (.0518)      (.0562)       (.0476)       (.0528)      (.0516)
                                                            -------      -------       -------       -------     --------
 NET ASSET VALUE, END OF PERIOD                            $1.0000      $1.0000       $1.0000       $1.0000      $1.0000
                                                           =======      =======       =======       =======      =======
 TOTAL RETURN (%)                                           5.31         5.78          4.86          5.41         5.28
 RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)            10,724,407   8,556,244     10,084,283    5,477,326    4,278,165
     Ratios to average net assets (%):
       Operating expenses                                    .38          .39           .40           .41          .39
       Net investment income                                5.14         5.62          4.74          5.28         5.17

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND



A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investment is available in the fund's annual and semi-annual reports to shareholders. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:




                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327


The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.



SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430



                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                             PRIME MONEY MARKET FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Prime Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

                       PROSPECTUS DATED DECEMBER ___, 2001


                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS...................................................3

   INVESTMENT OBJECTIVE.....................................................................3
   PRINCIPAL INVESTMENT STRATEGIES..........................................................3
   PRINCIPAL RISKS OF INVESTING IN THE FUND.................................................3
   RISK AND RETURN..........................................................................5

FEES AND EXPENSES OF THE FUND...............................................................6


MANAGEMENT OF THE FUND......................................................................7


ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS.........7


SHAREHOLDER INFORMATION.....................................................................9

   PURCHASE OF FUND SHARES..................................................................9
   REDEMPTION OF FUND SHARES...............................................................10
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS............................11
   PRICING OF FUND SHARES..................................................................12
   DIVIDENDS AND DISTRIBUTIONS.............................................................12
   TAXES...................................................................................13

FINANCIAL HIGHLIGHTS.......................................................................14


ADDITIONAL INFORMATION ABOUT THE FUND......................................................15


                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS


INVESTMENT OBJECTIVE


The Prime Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.


The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.


PRINCIPAL INVESTMENT STRATEGIES



The fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

There are risks associated with these instruments, which are described in the section called Principal Risks.


Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.


The Prime Money Market Fund has obtained a money market fund rating of AAm from Standard & Poor's (S&P). The AAm rating indicates that the fund's safety is very good, and it has a strong capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P.


PRINCIPAL RISKS OF INVESTING IN THE FUND


MONEY MARKET RISK. The risk that a fund will not be able to maintain a NAV per share of $1.00 at all times. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.


CREDIT/DEFAULT RISK. The risk that an issuer of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating and generally, lower rated bonds have higher credit risks.


GOVERNMENT SECURITIES RISK. The risk that the US government will not provide financial support to US government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


FOREIGN RISK. The risk that a foreign security, including dollar denominated foreign issues, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.


BANKING INDUSTRY RISK. The risk that if a fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the fund's investments more than if a fund's investments were not invested to such a degree in the banking industry. Normally, the fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.


MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

RISKS OF REPURCHASE AGREEMENTS. Under a repurchase agreement, a bank or broker sells securities to a fund and agrees to repurchase them at the fund's cost plus interest. If the value of the securities declines, and the bank or broker defaults on its repurchase obligation, the fund could incur a loss.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.


FIXED-INCOME SECURITIES RISK. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

RISK AND RETURN



The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


Annual Total Returns

[bar chart]



 1995               6.04%
 1996               5.44%
 1997               5.60%
 1998               5.52%
 1999               5.13%
 2000               6.40%



Best Quarter - December 31, 2000:  1.64%

Worst Quarter - June 30, 1994:  1.00%

Current Fiscal Quarter - August 31, 2001:  0.98%



The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).


                               Average Annual Total Returns


                         FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                          1 YEAR           5 YEARS*        INCEPTION*

 Prime Money Market Fund
                                           6.40%            5.68%              5.54%
 Salomon Smith Barney 3-month
 Treasury bill                             5.96             5.25               5.22
 Lipper Average--Institutional
 Money Market Funds                        6.15             5.41               5.33


*Annualized.  The fund began operating on February 22, 1994.

                                       7-Day Yields


                         FOR THE PERIOD ENDED DECEMBER 31, 2000:
                                     CURRENT            EFFECTIVE
 Prime Money Market Fund                 6.38%              6.59%



Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
      Maximum Sales Charge (Load) Imposed on Purchases                   None
      Maximum Deferred Sales Charge (Load)                               None
      Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends or Other Distributions                                None
      Redemption Fee                                                     None
      Exchange Fee                                                       None
      Maximum Account Fee                                                None


ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
      Management Fee(1)                                                      .15%
      Distribution and Service (12b-1) Fees(2)                               .05
      Other Expenses                                                         .05
                                                                             ---
      Gross Expenses                                                         .25
      Less Contractual Management Fee Waiver                                (.05)
                                                                            ----
      Total Annual Fund Operating Expenses After Waiver                      .20%
                                                                            ====


EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:



     1 YEAR                 3 YEARS               5 YEARS                10 YEARS
       $20                    $64                  $113                   $263
       ===                    ===                  ====                   ====



Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.



-------------------------

(1) The Advisor has contractually agreed to waive .05% of its .15% management fee until December 31, 2010. The management fee shown above has been restated to reflect the waiver. Also, the Advisor has voluntarily agreed to reimburse the fund for all expenses to the extent that total expenses exceed .20% of average daily net assets on an annual basis. The waiver and reimbursement will remain in effect until December 31, 2002. The annual management fee after waiver and reimbursement is .10%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.

(2) The stated fee includes .02% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

                             MANAGEMENT OF THE FUND



INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.

The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $___ billion under management as of __________, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.10%, after fee waiver and reimbursement, of the average daily net asset value of the fund.



                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS



The investment objective of the fund may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.


QUALITY OF SECURITIES. The fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Fund's Advisor in accordance with procedures established by the Board of Trustees.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions or (4) insurance companies. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.


They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal.


ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

- Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

- Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. The fund may purchase commercial paper (including variable amount master notes and funding agreements), which are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs, and non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.


US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks. Foreign laws and accounting standards typically are not as strict a they are in the US and therefore there may be fewer restrictions regarding loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.


SECTION 4(2) COMMERCIAL PAPER. The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists. Further discussion of illiquid securities and guidelines for determining liquidity of Section 4(2) paper may be found in the Statement of Additional Information.


REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.




                             SHAREHOLDER INFORMATION


PURCHASE OF FUND SHARES


DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional investors which invest for their own account or in a fiduciary or agency capacity.


MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Prime Money Market Fund requires a minimum initial investment of $20 million and a minimum account balance of $15 million. The minimum investment for additional purchases is $1,000; however, if the account balance has fallen below $20 million as a result of shareholder redemptions, subsequent purchases of shares of the fund may be rejected unless, after such purchase, the accrued balance will be at least $15 million. The fund reserves the right to reject any purchase order.



PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open. The Boston Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the Transfer Agent is not open to receive federal funds for purchases of fund shares. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares in federal funds or converted into federal funds must be received by the Transfer Agent prior to 3 p.m. Eastern time or one hour after the Bond Market Association recommends an early close of the bond market, whichever is earlier (the Pricing Time) to be effective on the date received. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day. The fund reserves the right to not open at all or close earlier and declare an earlier Pricing Time on days when the Bond Market Association recommends that the bond markets remain closed or close early. Purchase orders must be received by the Pricing Time.

Shares of the fund purchased by orders accepted prior to the Pricing Time will earn the dividend determined on the date of purchase.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the fund. The SSgA Funds requires a purchase order in good form, which consists of a completed and signed SSgA Funds' Institutional Account Application, regardless of the investment method. For additional information, additional Applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, 1 International Place, 27th Floor, Boston, MA 02110.

To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

FEDERAL FUNDS WIRE. In order to assure timely processing of purchase orders, the Investment Company strongly recommends that you make initial or subsequent investments by wiring federal funds to State Street Bank and Trust Company as the Transfer Agent by:

1.  Completing the SSgA Funds' Institutional Account Application and fax it to
    (617) 664-6011. Please confirm that the fax was received by calling
    (800) 997-7327.

2. Telephoning State Street Bank and Trust Company at (800) 647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the fund; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

3.  Instructing the wiring bank to wire federal funds to:

              State Street Bank and Trust Company
              225 Franklin Street
              Boston, MA  02110
              ABA #0110-0002-8
              DDA# 9904-631-0
              SSgA Prime Money Market Fund
              Account Number and Registration

Orders transmitted via this purchase method will be credited when federal funds are received by State Street. You will not be permitted to redeem shares from the account until an original completed application has been received. Please send completed applications to: State Street Bank, attention SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. Please reference the account number on the application.

MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Prime Money Market Fund. Third party checks and checks drawn on credit card accounts will not be accepted. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.

THIRD PARTY TRANSACTIONS. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


EXCHANGE PRIVILEGE. Subject to the fund's minimum investment requirement, investors may exchange their fund shares without charge for shares of any other investment portfolio offered by the Investment Company. Shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Prime Money Market Fund. If shares of the fund were purchased by check, the shares must have been present in an account for 15 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Investment Company upon 60 days' notice to shareholders.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. A business day is one on the New York Stock Exchange and Boston Federal Reserve are open. Redemption requests must be received prior to 3 p.m. Eastern time or one hour after the Bond Market Association recommends an early close of the bond market, whichever is earlier (the Pricing Time), in order to be effective on the date received. No dividends will be paid on shares on the date of redemption. The fund reserves the right to close earlier and declare an earlier Pricing Time, or not open at all, on days when the Bond Market Association recommends that the bond markets remain closed or close early. On days when the Bond Market Association declares an early closure of the bond market, orders for redemption of shares of the fund must be received by the Pricing Time.



Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. On Federal Reserve holidays, redemption proceeds will be wired the next business day. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check. An investor will not be permitted to redeem shares from an account until a completed Application is on file.


TELEPHONE REDEMPTION. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.



REDEMPTION REQUESTS IN WRITING. In certain circumstances, you will need to make a request to sell shares in writing (please use the address for purchases by mail under "Purchase of Fund Shares"). The redemption will be processed based on the net asset value next determined after receipt by State Street of all required documentation in good order. Good order means that the request must include the following:

    1. A clear letter of instruction or a stock assignment stating the fund and account number that the redemption is to be process from, the dollar amount to be redeemed and where the proceeds are to be sent. The letter must be signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    2. Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

The Prime Money Market Fund reserves the right to redeem the shares in any account with a balance of less than $15 million as a result of shareholder redemptions. Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.


EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS



The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.


Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES



The fund determines the price per share once each business day at 3 p.m. Eastern time, or one hour after the Bond Market Association recommends an early close of the bond markets, whichever is earlier (the Pricing Time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open. The price is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.



The fund reserves the right to close earlier and declare an earlier Pricing Time, or not open at all, on days when the Bond Market Association recommends that the bond markets remain closed or close early.


The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS


The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

    - Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

    - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

    - Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

    - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), distributions will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire.

If Cash Option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

TAXES


Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

Although the sale or exchange of fund shares is a taxable event, no gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.




                                                                            FISCAL YEARS ENDED AUGUST 31,

                                                           2001         2000          1999         1998          1997

 NET ASSET VALUE, BEGINNING OF PERIOD                         $1.0000      $1.0000       $1.0000      $1.0000       $1.0000
                                                              -------      -------       -------      -------       -------
 INCOME FROM OPERATIONS:
     Net investment income                                      .0535        .0580         .0496        .0544         .0528
                                                                -----        -----         -----        -----         -----
 DISTRIBUTIONS:
     Dividends from net investment income                      (.0535)      (.0580)       (.0496)      (.0544)       (.0528)
                                                               -------      -------       -------      -------      --------
 NET ASSET VALUE, END OF PERIOD                               $1.0000      $1.0000       $1.0000      $1.0000       $1.0000
                                                              =======      =======       =======      =======       =======
 TOTAL RETURN (%)                                              5.48         6.00          5.08         5.63          5.52
 RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)               4,033,364    3,962,314     2,415,231    2,125,020     1,406,263
     Ratios to average net assets (%):
        Operating expenses, net(1)                              .20          .20           .20          .20           .20
        Operating expenses, gross(1)                            .25          .25           .26          .28           .28
        Net investment income                                  5.26         5.93          4.96         5.48          5.40


---------------------
(1) See Note 4 of the Annual Report for current period amounts.

                      ADDITIONAL INFORMATION ABOUT THE FUND



A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investment is available in the fund's annual and semi-annual reports to shareholders. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:




                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327


The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.



You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.




SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                                 SMALL CAP FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Small Cap Fund seeks to maximize total return through investment in equity securities; under normal market conditions, at least 80% of total assets will be invested in securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index.

                       PROSPECTUS DATED DECEMBER ___, 2001

                                TABLE OF CONTENTS



INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                              3

   INVESTMENT OBJECTIVE                                                                3
   PRINCIPAL INVESTMENT STRATEGIES                                                     3
   PRINCIPAL RISKS OF INVESTING IN THE FUND                                            3
   RISK AND RETURN                                                                     4

FEES AND EXPENSES OF THE FUND                                                          6

MANAGEMENT OF THE FUND                                                                 7

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS    7

SHAREHOLDER INFORMATION                                                                8

   PURCHASE OF FUND SHARES                                                             8
   REDEMPTION OF FUND SHARES                                                          10
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                       12
   PRICING OF FUND SHARES                                                             12
   DIVIDENDS AND DISTRIBUTIONS                                                        13
   TAXES                                                                              13

FINANCIAL HIGHLIGHTS                                                                  15

ADDITIONAL INFORMATION ABOUT THE FUND                                                 17

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE


The fund's investment objective is to maximize total return through investment in equity securities; under normal market conditions, at least 80% of total assets will be invested in securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed by the fund's trustees without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies as represented by the Russell 2000 Index will include those companies with market capitalization generally ranging in value from $50 million to $1.4 billion. Sector and industry weight are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures and options.


Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The risks of securities of smaller capitalized companies are described in Principal Risks.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EQUITY SECURITIES. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions.

SECURITIES OF SMALL CAP COMPANIES. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile which could increase the volatility of the fund's portfolio.

ANALYTICAL MODELS. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting undervalued stocks.


DERIVATIVES. There are certain investment risks in using derivatives, such as futures contracts, options on futures, interest rate and other forms of swap agreements, and structured notes. If a fund incorrectly forecasts interest rates in using derivatives, a fund could lose money. Price movements of a futures contract, option or structured notes may not be identical to price movements of portfolio securities or a securities index, resulting in the risk that, when a fund buys a futures contract or option as a hedge, the hedge may not be completely effective. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.


INITIAL PUBLIC OFFERINGS (IPOS). Performance of a fund may be impacted by a fund's holdings of IPOs. Because an IPO is an equity security that is new to the public market, the value of IPOs can fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. There is no guarantee that a fund will continue to participate in the IPO market, and, due to their volatility, IPOs can have a positive or negative impact on performance.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small capitalization stocks will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

PORTFOLIO TURNOVER. The portfolio turnover rate cannot be predicted, but it is anticipated that the fund's annual turnover rate generally will fall within the range of 100-300% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect the fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. Funds with a portfolio turnover rate that is at the high end of the range are not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing.

RISK AND RETURN


The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

ANNUAL TOTAL RETURNS

[bar chart]


 1993              12.96%
 1994              (0.95%)
 1995              41.83%
 1996              28.79%
 1997              23.60%
 1998              (7.55%)
 1999               3.58%
 2000               4.50%

Best Quarter - December 31, 1998:  19.66%


Worst Quarter - September 30, 1998:  (27.21%)


Current Fiscal Quarter - August 31, 2001:  (4.58%)


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses). After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                      Average Annual Total Returns

                For the Periods Ended December 31, 2000:

 Small Cap Fund                1 Year         5 Years*        Inception*
 Return Before Taxes            4.50%          9.76%           13.28%

 Return After Taxes on
 Distributions

 Return After Taxes on
 Distributions and Sale
 of Fund Shares

 Russell 2000 Index            (3.02)         10.31            13.32



*Annualized. The fund began operating on July 1, 1992.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Maximum Sales Charge (Load) Imposed on Purchases                   None
      Maximum Deferred Sales Charge (Load)                               None
      Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends or Other Distributions                                None
      Redemption Fee                                                     None
      Exchange Fee                                                       None
      Maximum Account Fee                                                None


ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
      Management Fee                                                         .75%
      Distribution and Service (12b-1) Fees(1)                               .19
      Other Expenses                                                         .13
                                                                             ---
      Total Annual Fund Operating Expenses                                  1.07%
                                                                            =====


---------------
(1) The stated fee includes .05% for 12b-1 Distribution and .14% for 12b-1 Shareholder Servicing Fees.



EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

     1 YEAR                 3 YEARS               5 YEARS                10 YEARS

      $109                   $340                  $590                   $1,306
      ====                   ====                  ====                   ======



Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND


INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $___ billion under management as of __________, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.75% of the average daily net asset value of the fund.

The SSgA US Active Equity Quantitative Team has primary responsibility for the investment management decisions regarding the fund. While the fund was previously managed by a lead portfolio manager, the Advisor has migrated to the team approach to create an environment that encourages the flow of investment ideas for this strategy. The portfolio managers within this team work together in a cohesive manner to develop and enhance techniques that drive the investment process and draw on the resources of the other groups of the Advisor. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and quantitative analysis while integrating in-depth knowledge of a growing list of indices and market structures. The SSgA US Active Equity Quantitative Team is overseen by the State Street Global Advisors Investment Committee, which is comprised of 11 senior staff managers.

                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The investment objective of the fund may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.


A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company. Participating Funds that are money market funds will not acquire shares of any Central Fund that does not comply with the requirements of Rule 2a-7 under the 1940 Act.


                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.


PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time (the "Pricing Time"), to be effective on the date received. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling or servicing agreement with the Distributor or the SSgA Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time.


ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write:
SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.


MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:


     REGULAR MAIL:                      REGISTERED, EXPRESS OR CERTIFIED MAIL:

     SSgA Funds                         SSgA Funds
     P.O. Box 8317                      66 Brooks Drive
     Boston, MA  02266-8317             Braintree, MA  02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:


1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.   Instructing the wiring bank to wire federal funds to:
        State Street Bank and Trust Company
        225 Franklin Street, Boston, MA  02110
        ABA #0110-0002-8
        DDA #9904-631-0
        SSgA (Name of Fund) Fund(s)
        Account Number and Registration
        Dollar Amount Per Account (if one wire is to cover more than one purchase)
If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

THIRD PARTY TRANSACTIONS. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


IN-KIND PURCHASE OF SECURITIES. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;
2.   They must have a readily ascertainable market value;
3.   They must be liquid;
4.   They must not be subject to restrictions on resale; and
5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.


Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.


MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.


REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests by 4 p.m. Eastern time may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day to receive the net asset value and dividend as of the prior business day, pursuant to a duly executed Shareholder Servicing or Selected Broker Agreement with the SSgA Funds or the Distributor.


TELEPHONE REDEMPTION. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in

Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION PROCEEDS BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire.


REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.   Your address of record has changed within the past 60 days;

2.   You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.   A broker or securities dealer, registered with a domestic stock exchange;

2.   A federal savings, cooperative or other type of bank;

3.   A savings and loan or other thrift institution;

4.   A credit union; or

5.   A securities exchange or clearing agency.


Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.


     SELLER                         REQUIREMENTS FOR WRITTEN REQUESTS

     Owner of individual,           -       Letter of instruction, signed by all persons
     joint, sole proprietorship,            authorized to sign for the account stating general
     UGMA/UTMA (custodial                   titles/capacity, exactly as the account is
     accounts for minors) or                registered; and
     general partner accounts       -       Signature guarantee, if applicable (see
     above).

     Owners of corporate or         -       Letter of instruction signed by authorized
     association accounts                   person(s), stating capacity as indicated by the
                                            corporate resolution;


                                       11

                                    -       Corporate resolution, certified within the past
                                            90 days; and

                                    -       Signature guarantee, if applicable (see above).


     Owners or trustees of trust    -       Letter of instruction, signed by all trustees;
     accounts
                                    -       If the trustees are not named in the
                                            registration, please provide a copy of the trust
                                            document certified within the past 60 days; and

                                    -       Signature guarantee, if applicable (see above).


     Joint tenancy shareholders     -       Letter of instruction signed by surviving
     whose co-tenants are deceased          tenant(s);

                                    -       Certified copy of the death certificate; and

                                    -       Signature guarantee, if applicable (see above).


Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.


IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.


SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.


Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES


The fund determines the price per share once each business day at 4:00 p.m. Eastern time, or the close of regular trading on the New York Stock Exchange, if earlier. The price is computed by dividing the current value of the fund's assets, less its liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.


The fund values portfolio securities at market value. The fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund annually from net investment income. The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


                                                                                FISCAL YEARS ENDED AUGUST 31,

                                                         2001          2000         1999         1998           1997

 NET ASSET VALUE, BEGINNING OF PERIOD                      $22.69        $17.75       $15.96       $22.11         $17.44
                                                           ------        ------       ------       ------         ------
 INCOME FROM OPERATIONS:
     Net investment income (loss)(1)                          .02          (.01)         .03          .02            .03
     Net realized and unrealized gain (loss)                (3.11)         4.96         1.78        (4.54)          5.87
                                                            ------         ----         ----        ------          ----
         Total Income From Operations                       (3.09)         4.95         1.81        (4.52)          5.90
                                                            ------         ----         ----        ------          ----
 DISTRIBUTIONS:
     Dividends from net investment income                   --             (.01)        (.02)        (.04)          (.01)
     Dividends from net realized gain on investments        --            --           --           (1.59)         (1.22)
                                                            --            --           --           ------        ------
         Total Distributions                                --             (.01)        (.02)       (1.63)         (1.23)
                                                            --            -----        -----       ------         ------
 NET ASSET VALUE, END OF PERIOD                            $19.60        $22.69       $17.75       $15.96         $22.11
                                                           ======        ======       ======       ======         ======
 TOTAL RETURN (%)                                          (13.61)        27.92        11.35       (22.32)         35.85
 RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)             254,450       359,779      352,013      344,630        149,808
     Ratios to average net assets (%):
         Operating expenses, net(2)                          1.07          1.07         1.07         1.04           1.00
         Operating expenses, gross(2)                        1.07          1.07         1.07         1.04           1.09
         Net investment income (loss)                         .12          (.05)         .17          .10            .18
     Portfolio turnover (%)                                157.27        156.41       110.82        86.13         143.79


---------------
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(2)  See Note 4 of the Annual Report for current period amounts.

                                   SSGA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND


A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.


SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                               S&P 500 INDEX FUND



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index.


"S&P 500" IS A TRADEMARK OF STANDARD & POOR'S CORPORATION AND HAS BEEN LICENSED FOR USE BY THE SSgA S&P 500 INDEX FUND. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P, AND S&P MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND.


                       PROSPECTUS DATED DECEMBER ___, 2001

                                TABLE OF CONTENTS


INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                    3

   INVESTMENT OBJECTIVE                                                      3
   PRINCIPAL INVESTMENT STRATEGIES                                           3
   PRINCIPAL RISKS OF INVESTING IN THE FUND                                  3
   RISK AND RETURN                                                           4

FEES AND EXPENSES OF THE FUND                                                5

MANAGEMENT OF THE FUND                                                       6

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT
 STRATEGIES AND RISKS                                                        6

SHAREHOLDER INFORMATION                                                      8

   PURCHASE OF FUND SHARES                                                   8
   REDEMPTION OF FUND SHARES                                                10
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS             12
   PRICING OF FUND SHARES                                                   12
   DIVIDENDS AND DISTRIBUTIONS                                              12
   TAXES                                                                    13

FINANCIAL HIGHLIGHTS                                                        15

INFORMATION REGARDING STANDARD & POOR'S CORPORATION                         16

ADDITIONAL INFORMATION ABOUT THE FUND                                       18

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS


INVESTMENT OBJECTIVE

The fund's fundamental investment objective is to seek to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500 Index).

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The fund may pursue its investment objective by investing substantially all of its assets in the State Street Equity 500 Index Portfolio (the "Master Fund"), a registered investment company also advised by the same advisor as the SSgA Funds, with substantially the same investment objective, policies and restrictions as the fund. This investment approach is commonly referred to as a master/feeder structure. In this structure, the fund will be a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

The fund (either on its own or as part of a master/feeder structure) intends to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. The fund may also invest in futures and options. The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings.

To the extent that the fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the fund's performance and the performance of the S&P 500 Index is anticipated in both rising and falling markets. The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 0.95, before deduction of fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the fund's performance to that of the S&P 500 Index will increase as the size of the fund increases.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SECURITIES OF LARGE CAPITALIZATION COMPANIES. The fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

INVESTMENTS IN OTHER INVESTMENT COMPANY FUNDS. Currently the investments of the fund are concentrated in the shares of another investment company with substantially the same investment objectives, policies and restrictions as the fund. In that case, the fund's investment performance is directly related to the investment performance of the Master Fund. The ability of the fund to meet its investment objective is directly related to the ability of the Master Fund to meet its objective. There can be no assurance that the investment objective of the fund or the Master Fund will be achieved.

AFFILIATED PERSONS. SSgA may also serve as investment advisor of the Master Fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the fund and the Master Fund. The Trustees believe they have structured the Master Fund to avoid these concerns. If a situation arises that may result in a conflict, the Trustees and officers of the fund will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

EQUITY SECURITIES. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions.

TRACKING MODELS. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its model to track the S&P 500 Index. The fund is not managed according to traditional methods of "active" investment management. Instead, the fund attempts to match the investment performance of its benchmark index through automated statistical analytic procedures.

DERIVATIVES. There are certain investment risks in using derivatives, such as futures contracts, options on futures, swaps, and structured notes. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Price movements of a futures contract, option or structured notes may not be identical to price movements of portfolio securities or a securities index, resulting in the risk that, when a fund buys the derivative as a hedge, the hedge may not be completely effective. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

INDEX CORRELATION. The fund's ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The fund's management team will monitor correlation. Should the fund fail to achieve an appropriate level of correlation, the Advisor will report to the Board of Trustees, which will consider alternative arrangements.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

ANNUAL TOTAL RETURNS

[bar chart]

 1993               9.61%
 1994               1.30%
 1995              37.02%
 1996              22.65%
 1997              33.10%
 1998              28.35%
 1999              20.89%
 2000              (9.21%)

Best Quarter - December 31, 1998:  21.24%


Worst Quarter - September 30, 1998:  (9.97%)

Current Fiscal Quarter - August 31, 2001:  (9.49%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses). After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                          Average Annual Total Returns

                    For the Periods Ended December 31, 2000:

S&P 500 Index Fund             1 Year        5 Years*      Inception*
Return Before Taxes            (9.21%)       18.12%        16.95%

Return After Taxes on
Distributions

Return After Taxes on
Distributions and Sale
of Fund Shares

S&P 500 Index                  (9.11)        18.33         17.20

*Annualized.  The fund began operating on December 30, 1992.


                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Maximum Sales Charge (Load) Imposed on Purchases                   None
      Maximum Deferred Sales Charge (Load)                               None
      Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends or Other Distributions                                None
      Redemption Fee                                                     None
      Exchange Fee                                                       None
      Maximum Account Fee                                                None

ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
      Management/Custody/Administration Fee(1)                               .045%
      Distribution and Service (12b-1) Fees(2)                               .090
      Other Expenses                                                         .035
                                                                            -----
      Total Annual Fund Operating Expenses(1)                                .170%
                                                                            ======

--------
(1) The Management Fee represents the fee for advisory, custody, transfer agency and administration services that is paid by the Master Fund to the Advisor.

(2) The stated fee includes .04% for 12b-1 Distribution and .05% for 12b-1 Shareholder Servicing Fees

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

     1 YEAR                 3 YEARS               5 YEARS                10 YEARS
       $17                    $55                  $96                    $217
       ===                    ===                  ====                   ====

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.

The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $___ billion under management as of __________, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The fund pays the Master Fund an annual fee, calculated daily and paid monthly, of 0.045% (after fee reimbursement) of the average daily net asset value of the fund. The fee is for management, custody and administrative services provided by the Master Fund.

Mr. James B. May, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. Mr. May joined the firm in 1991. Mr. May is a Senior Portfolio Manager in the US Passive Equity group and has the responsibility for managing several mutual funds, most notably the S&P 500 Index Fund, which he has managed since 1995. He also manages a variety of portfolios including the Commingled Russell Special Small Fund and several separately managed funds. Before joining the US Passive Equity group, Mr. May worked in the firm's Passive US Equity Operations department as a Senior Analyst. He has been working in the investment management field since 1989, when he joined State Street's custody operation. He holds a BS in Finance from Bentley College and his MBA from Boston College. He is a member of the Boston Security Analysts Society and the Association for Investment Management and Research. There are five other members of the team who assist Mr. May with the management of the fund.


--------------------------------------------------------------------------------
(1) The Advisor has contractually agreed to reimburse the S&P 500 Index Fund for all expenses in excess of .18% of average daily net assets on an annual basis until December 31, 2002. The total annual expenses shown above have been restated to reflect current fees and the reimbursement and reflect the expenses of both the S&P 500 Index Fund and the Master Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The investment objective of the fund may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

S&P 500 INDEX. The fund attempts to replicate the return of the S&P 500 Index and invests (either on its own or as a part of a master/feeder structure) in all 500 stocks in the Index. The Standard & Poor's (S&P) 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. The composition of the S&P 500 Index is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.. A limited percentage of the Index may include foreign securities. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment, nor is S&P a sponsor or in any way affiliated with the fund.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The common stocks the fund may invest in include American Depository Receipts (ADRs). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers, such as less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investment in such securities. For purposes of the fund's investment policies, the fund's investment in ADRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

The ADRs chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company. Participating Funds that are money market funds will not acquire shares of any Central Fund that does not comply with the requirements of Rule 2a-7 under the 1940 Act.


                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $10,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $10,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $10,000 minimum. Failure to bring the account balance to $10,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. Shareholders with accounts established prior to December 24, 1997 are not subject to the $10,000 minimum requirements. The fund reserves the right to reject any purchase order. Investors purchasing fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time (the "Pricing Time"), to be effective on the date received. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling or servicing agreement with the Distributor or the SSgA Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:


         REGULAR MAIL:                 REGISTERED, EXPRESS OR CERTIFIED MAIL:

         SSgA Funds                    SSgA Funds
         P.O. Box 8317                 66 Brooks Drive
         Boston, MA  02266-8317        Braintree, MA  02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.  Instructing the wiring bank to wire federal funds to:

      State Street Bank and Trust Company
      225 Franklin Street, Boston, MA  02110
      ABA #0110-0002-8
      DDA #9904-631-0
      SSgA (Name of Fund) Fund(s)
      Account Number and Registration
      Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

THIRD PARTY TRANSACTIONS. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

IN-KIND PURCHASE OF SECURITIES. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2.   They must have a readily ascertainable market value;

3.   They must be liquid;

4.   They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests by 4 p.m. Eastern time may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day to receive the net asset value and dividend as of the prior business day, pursuant to a duly executed Shareholder Servicing or Selected Broker Agreement with the SSgA Funds or the Distributor.

TELEPHONE REDEMPTION. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.   Your address of record has changed within the past 60 days;

2.   You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.   A broker or securities dealer, registered with a domestic stock exchange;

2.   A federal savings, cooperative or other type of bank;

3.   A savings and loan or other thrift institution;

4.   A credit union; or

5.   A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

         SELLER                         REQUIREMENTS FOR WRITTEN REQUESTS


         Owner of individual, joint,    -   Letter of instruction, signed by all
         sole proprietorship,               persons authorized to sign for the
         UGMA/UTMA (custodial               account stating general
         accounts for minors) or            titles/capacity, exactly as the
         general partner accounts           account is registered; and

                                        -   Signature guarantee, if applicable
                                            (see above).


         Owners of corporate or         -   Letter of instruction signed by
         association accounts               authorized person(s), stating
                                            capacity as indicated by the
                                            corporate resolution;

                                        -   Corporate resolution, certified
                                            within the past 90 days; and

                                        -   Signature guarantee, if applicable
                                            (see above).

         Owners or trustees of trust    -   Letter of instruction, signed by all
         accounts                           trustees;

                                        -   If the trustees are not named in the
                                            registration, please provide a copy
                                            of the trust document certified
                                            within the past 60 days; and

                                        -   Signature guarantee, if applicable
                                            (see above).



         Joint tenancy shareholders     -   Letter of instruction signed by
         whose co-tenants are               surviving tenant(s);
         deceased
                                        -   Certified copy of the death
                                            certificate; and

                                        -   Signature guarantee, if applicable
                                            (see above).


Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES

The fund determines the price per share once each business day at 4:00 p.m. Eastern time, or the close of regular trading on the New York Stock Exchange, if earlier. The price is computed by dividing the current value of the fund's assets, less its liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

The fund values portfolio securities at market value. The fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund quarterly from net investment income. Distributions will be made at least annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

 - Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

 - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

 - Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

 - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the fund in advance since the amount of the assets to be invested within various countries is not known.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

If more than 50% in value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the fund. The fund may be subject to certain holding requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that the fund will qualify to make the Foreign Election; however, the fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                                                            FISCAL YEARS ENDED AUGUST 31,

                                                               2001           2000          1999          1998           1997
NET ASSET VALUE, BEGINNING OF PERIOD                          $26.41         $23.74        $19.42        $18.96         $14.41
                                                              ------         ------        ------        ------         ------
INCOME FROM OPERATIONS:
    Net investment income(1)                                     .24            .27           .29           .31            .32
    Net realized and unrealized gain (loss)                    (6.46)          3.40          6.74          1.18           5.22
                                                               ------          ----          ----          ----           ----
        Total From Operations                                  (6.22)          3.67          7.03          1.49           5.54
                                                               ------          ----          ----          ----           ----
DISTRIBUTIONS:
    Dividends from net investment income                        (.25)          (.28)         (.29)         (.32)          (.32)
    Dividends from net realized gain on investment             (1.17)          (.72)        (2.42)         (.71)          (.67)
                                                               ------          -----        ------         -----          -----
        Total Distributions                                    (1.42)         (1.00)        (2.71)        (1.03)          (.99)
                                                               ------         ------        ------        ------          -----
NET ASSET VALUE, END OF PERIOD                                $18.77         $26.41        $23.74        $19.42         $18.96
                                                              ======         ======        ======        ======         ======
TOTAL RETURN (%)                                              (24.48)         16.26         39.52          7.91          40.30
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period ($000 omitted)                 2,320,240      3,105,167     2,673,963     1,615,913      1,299,571
    Ratios to average net assets (%):
       Operating expenses, net(2, 3)                             .17            .18           .18           .17            .16
       Operating expenses, gross(2, 3)                           .17            .24           .28           .27            .26
       Net investment income                                    1.12           1.08          1.29          1.50           2.00
    Portfolio turnover (%)(4)                                 N/A             16.43         13.80         26.17           7.54
    Portfolio turnover of the Master Fund                      12.01          14.00        N/A           N/A            N/A


-------------------
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) See Note 4 of the Annual Report for current period amounts.

(3) Expense ratios for the periods subsequent to June 1, 2000 (commencement of the Master/Feeder structure) include the fund's share of the Master Fund's allocated expenses.

(4) Portfolio turnover represents the rate of portfolio activity for the periods through May 31, 2000, while the fund was making investments directly in securities.

               INFORMATION REGARDING STANDARD & POOR'S CORPORATION

"Standard & Poor's," "S&P," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's and have been licensed for use by the SSgA S&P 500 Index Fund through the Master Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the fund regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the fund is the licensing of the trademarks and tradenames of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the fund. Standard & Poor's has no obligation to take the needs of the shareholders of the fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the fund.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR THE SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND


A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:


                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327


The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.


SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                           TUCKERMAN ACTIVE REIT FUND

The Tuckerman Active REIT Fund seeks to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                       PROSPECTUS DATED DECEMBER ___, 2001

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                                 3

   INVESTMENT OBJECTIVE                                                                   3
   PRINCIPAL INVESTMENT STRATEGIES                                                        3
   PRINCIPAL RISKS                                                                        3
   RISK AND RETURN                                                                        4

FEES AND EXPENSES OF THE FUND                                                             6


MANAGEMENT OF THE FUND                                                                    7


ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS       7


SHAREHOLDER INFORMATION                                                                   8

   PURCHASE OF FUND SHARES                                                                8
   REDEMPTION OF FUND SHARES                                                             10
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                          13
   PRICING OF FUND SHARES                                                                13
   DIVIDENDS AND DISTRIBUTIONS                                                           13
   TAXES                                                                                 14

FINANCIAL HIGHLIGHTS                                                                     15


ADDITIONAL INFORMATION ABOUT THE FUND                                                    17

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The nonfundamental investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.


The Tuckerman Active REIT Fund is not a diversified mutual fund, as defined by the Investment Company Act of 1940, as amended (the 1940 Act). Therefore, it is subject to risks that are described in this prospectus to which a diversified fund is not subject. The investment objective of the fund may be changed by the fund's trustees without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), is the fund's investment advisor.


PRINCIPAL INVESTMENT STRATEGIES


The fund will attempt to meet its objective through the active selection of Real Estate Investment Trust (REIT) securities, primarily from those securities in the Wilshire REIT(R) Index and across different types and regions based on the fundamental research of the Advisor. Under normal market conditions, the fund will invest at least 80% of its assets in REIT securities. REIT securities are investment of real estate investment trusts. REITs invest in underlying properties and may not have diversified holdings. Shareholders will be notified 60 days prior to changing the 80% investment policy.


PRINCIPAL RISKS

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NON-DIVERSIFIED FUND. The top five holdings in the Active REIT Fund portfolio may comprise up to 40% of the fund's total assets. This investment weighting would cause the fund to be subject to risks associated with a non-diversified mutual fund. To the extent the Active REIT Fund chooses to give greater weight to securities of any single issuer, developments affecting that issuer are likely to have a greater impact on the fund's share price. Similarly, to the extent the fund chooses to invest in fewer issuers, the fund's ability to achieve its investment objective will depend on investment performance of a relatively smaller group of issuers.

REITS. REITs (real estate investment trusts) may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of any credit extended. Moreover, the underlying portfolios of REITs may not be diversified, and therefore are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to either qualify for tax-free pass through of income under federal tax laws or to maintain their exemption from certain federal securities laws.

REAL ESTATE SECURITIES. Just as real estate values go up and down, companies involved in the industry, and in which a fund invests, also fluctuate. Such a fund is subject to risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks. Values of companies involved in the real estate industry can fluctuate with the value of the real estate and as a result can be subject to some of the same risks as a direct real estate investment.

EQUITY SECURITIES. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions.

FIXED-INCOME SECURITIES RISK. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

SECURITIES OF SMALL CAP COMPANIES. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile which could increase the volatility of the fund's portfolio.

SECURITIES OF LARGE CAPITALIZATION COMPANIES. The fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in REITs will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

RISK AND RETURN


The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


Annual Total Returns

[bar chart]



 1999              (0.31%)
 2000              34.78%

Best Quarter - June 30, 2000:  13.37%

Worst Quarter - September 30, 1998: (11.58%)

Current Fiscal Quarter - August 31, 2001:  34.78%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses). After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

           Average Annual Total Returns

     For the Periods Ended December 31, 2000:

                                   1 Year               Inception*
Active REIT Fund
Return Before Taxes                34.78%               5.46%
Return After Taxes on
Distributions

Return After Taxes on
Distributions and Sale of
Fund Shares

 Wilshire REIT Index               31.04                3.93
 S&P REIT Index                    28.84                0.77

*Annualized.  The fund began operating on April 29, 1998.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
      Maximum Sales Charge (Load) Imposed on Purchases               None
      Maximum Deferred Sales Charge (Load)                           None
      Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends or Other Distributions                            None
      Redemption Fee                                                 None
      Exchange Fee                                                   None
      Maximum Account Fee                                            None



ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

      Management Fee(1)                                                  .65%
      Distribution and Service (12b-1) Fees(2)                           .16
      Other Expenses                                                     .36
                                                                        ----
      Gross Expenses                                                    1.17
      Less Contractual Waivers and Reimbursements                       (.17)
                                                                        -----
      Total Annual Fund Operating Expenses                              1.00%
                                                                        =====


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


     1 YEAR              3 YEARS            5 YEARS             10 YEARS
      $102                $355               $627                $1,405
      ====                ====               ====                ======


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

---------------

(1) The Advisor has contractually agreed to reimburse the Active REIT Fund to the extent that total expenses exceed 1.00% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .48%. The total annual expenses shown above have been restated to reflect the reimbursement.

(2) The stated fee includes .13% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

                             MANAGEMENT OF THE FUND


INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the "Advisor"), Two International Place, Boston, Massachusetts 02110, provides operational, compliance and general management services to the SSgA Tuckerman Active REIT Fund. The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended, and is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor assumed responsibility as the investment advisor of the SSgA funds effective May 1, 2001 in connection with an internal reorganization of the Advisor's affiliate, State Street Bank and Trust Company ("State Street").

The Tuckerman Group, LLC, Two Manhattanville Road, Centre 2 / Suite 207, Purchase, NY 10577, serves as the investment sub-advisor (the "Sub-Advisor" or "Tuckerman") for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions. The Advisor provides reporting, operational, compliance and general oversight services with respect to the investment advisory services of the Sub-Advisor.

The Sub-Advisor, registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended, is an independently managed investment adviser focused on real estate investments and strategic advisory services. Part of State Street Global Advisor's Global Alliance Group, Tuckerman manages public and private real estate investments for institutional and individual clients through a series of specialized programs. Tuckerman has its headquarters in Purchase, New York, and has additional offices in Boston and Chicago. Since its founding in 1998, Tuckerman has grown to over $___ million in real estate assets under management as of November ___, 2001.

The Sub-Advisor's capabilities include direct, private real estate investments as well as management of public real estate securities portfolios, such as REITs. Tuckerman brings to its clients years of considerable investment, development (ground-up and valued added), asset management, leasing and capital market experience, and coupled with State Street Global Advisor's global asset management, research and execution capabilities.

The Advisor, the Sub-Advisor, State Street and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies. With over $__ billion under management as of November __, 2001, State Street Global Advisors provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of .48% after management fee waiver and reimbursement of the average daily net asset value of the fund. The Advisor pays the Sub-Advisor a management fee of 0.24% of the fund's average daily net assets on a monthly basis. This sub-advisory fee is based on half the total management fee paid to the Advisor, net of reimbursements.

The Tuckerman Securities Team has primary responsibility for the investment management decisions regarding the SSgA Tuckerman Active REIT Fund. While the fund was previously managed by a lead portfolio manager, the Advisor has migrated to the team approach to create an environment that encourages the flow of investment ideas for this strategy. The portfolio managers within this team work together in a cohesive manner to develop and enhance techniques that drive the investment process and draw on the resources of other groups of the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and fundamental analysis while integrating their in-depth knowledge of a growing list of indices and market structures. The Tuckerman Securities Team is overseen by the State Street Global Advisors Investment Committee, which is comprised of 11 senior staff managers.

                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The investment objective of the fund may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

REAL ESTATE INVESTMENT TRUSTS. Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements.

REAL ESTATE-RELATED INDUSTRIES. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company. Participating Funds that are money market funds will not acquire shares of any Central Fund that does not comply with the requirements of Rule 2a-7 under the 1940 Act.


                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.


PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time (the "Pricing Time"), to be effective on the date received. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling or servicing agreement with the Distributor or the SSgA Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time.


ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write:
SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.


MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:


    REGULAR MAIL:                     REGISTERED, EXPRESS OR CERTIFIED MAIL:
    SSgA Funds                        SSgA Funds
    P.O. Box 8317                     66 Brooks Drive
    Boston, MA  02266-8317            Braintree, MA  02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:


1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.   Instructing the wiring bank to wire federal funds to:
      State Street Bank and Trust Company
      225 Franklin Street, Boston, MA  02110
      ABA #0110-0002-8
      DDA #9904-631-0
      SSgA (Name of Fund) Fund(s)
      Account Number and Registration
      Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


THIRD PARTY TRANSACTIONS. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


IN-KIND PURCHASE OF SECURITIES. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;
2.   They must have a readily ascertainable market value;
3.   They must be liquid;
4.   They must not be subject to restrictions on resale; and
5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.


Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.


MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.


REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests by 4 p.m. Eastern time may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day to receive the net asset value and dividend as of the prior business day, pursuant to a duly executed Shareholder Servicing or Selected Broker Agreement with the SSgA Funds or the Distributor.


TELEPHONE REDEMPTION. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION PROCEEDS BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire.


REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.   Your address of record has changed within the past 60 days;
2.   You are redeeming more than $50,000 worth of shares;
3. You are requesting that a payment be sent to an address other than the address of record; or
4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.   A broker or securities dealer, registered with a domestic stock exchange;
2.   A federal savings, cooperative or other type of bank;
3.   A savings and loan or other thrift institution;
4.   A credit union; or
5.   A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

          SELLER                         REQUIREMENTS FOR WRITTEN REQUESTS

          Owner of individual, joint,    -  Letter of instruction, signed by all persons
          sole proprietorship,              authorized to sign for the account stating general
          UGMA/UTMA (custodial              titles/capacity, exactly as the account is
          accounts for minors) or           registered; and
          general partner accounts

                                         -  Signature guarantee, if applicable (see above).

          ------------------------------ -------------------------------------------------------
          Owners of corporate or         -  Letter of instruction signed by authorized
          association accounts              person(s), stating capacity as indicated by the
                                            corporate resolution;
                                         -  Corporate resolution, certified within the past
                                            90 days; and

                                         -  Signature guarantee, if applicable (see above).

          ------------------------------ -------------------------------------------------------
          Owners or trustees of trust    -  Letter of instruction, signed by all trustees;
          accounts
                                         -  If the trustees are not named in the
                                            registration, please provide a copy of the trust
                                            document certified within the past 60 days; and
                                         -  Signature guarantee, if applicable (see above).

          ------------------------------ -------------------------------------------------------
          Joint tenancy shareholders     -  Letter of instruction signed by surviving
          whose co-tenants are deceased     tenant(s);

                                         -  Certified copy of the death certificate; and
                                         -  Signature guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.


IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.


SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.


Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES


The fund determines the price per share once each business day at 4:00 p.m. Eastern time, or the close of regular trading on the New York Stock Exchange, if earlier. The price is computed by dividing the current value of the fund's assets, less its liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.


The fund values portfolio securities at market value. The fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund monthly from net investment income. The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


                                                                             FISCAL YEARS ENDED AUGUST 31,
                                                              2001            2000             1999            1998++
 NET ASSET VALUE, BEGINNING OF PERIOD                        $9.15           $8.08            $8.17          $10.00
                                                             -----           -----            -----          ------
 INCOME FROM OPERATIONS:
     Net investment income(1)                                  .48             .52              .50             .15
     Net realized and unrealized gain (loss)                  1.10            1.10             (.01)          (1.94)
                                                              ----            ----             -----          ------
         Total Income From Operations                         1.58            1.62              .49           (1.79)
                                                              ----            ----              ---           ------
 DISTRIBUTIONS:
     Dividends from net investment income                     (.49)           (.55)            (.58)           (.04)
                                                              -----           -----            -----           -----
 NET ASSET VALUE, END OF PERIOD                             $10.24           $9.15            $8.08           $8.17
                                                            ======           =====            =====           =====
 TOTAL RETURN (%)(2)                                         17.84           21.51             6.09          (17.99)
 RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)               56,316          43,748           45,528          18,458
     Ratios to average net assets (%)(3):
        Operating expenses, net(4)                            1.00            1.00             1.00            1.00
        Operating expenses, gross(4)                          1.17            1.07             1.09            1.38
        Net investment income                                 5.09            6.51             6.25            5.21
     Portfolio turnover (%)(3)                               70.59           86.93            60.13           17.36


----------------------------

++   For the period April 29, 1998 (commencement of operations) to August 31,
     1998.

(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1998 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND


A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:


                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327


The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.


SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430



                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                        U.S. GOVERNMENT MONEY MARKET FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The US Government Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

                       PROSPECTUS DATED DECEMBER ___, 2001

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                               3

   INVESTMENT OBJECTIVE                                                                 3
   PRINCIPAL INVESTMENT STRATEGIES                                                      3
   PRINCIPAL RISKS OF INVESTING IN THE FUND                                             3
   RISK AND RETURN                                                                      4

FEES AND EXPENSES OF THE FUND                                                           5

MANAGEMENT OF THE FUND                                                                  6

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS     6

SHAREHOLDER INFORMATION                                                                 7

   PURCHASE OF FUND SHARES                                                              7
   REDEMPTION OF FUND SHARES                                                            9
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                        11
   PRICING OF FUND SHARES                                                              11
   DIVIDENDS AND DISTRIBUTIONS                                                         11
   TAXES                                                                               12

FINANCIAL HIGHLIGHTS                                                                   14

ADDITIONAL INFORMATION ABOUT THE FUND                                                  16

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS


INVESTMENT OBJECTIVE


The US Government Money Market Fund's fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES


The fund attempts to meet its investment objective by investing in obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities or in repurchase agreements secured by such instruments.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these instruments, which are described in the section called Principal Risks.


The US Government Money Market Fund has obtained a money market fund rating of AAAm from Standard & Poor's (S&P). The AAAm rating indicates that the fund's safety is excellent, and it has a superior capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P.

PRINCIPAL RISKS OF INVESTING IN THE FUND


MONEY MARKET RISK. The risk that a fund will not be able to maintain a NAV per share of $1.00 at all times. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.

GOVERNMENT SECURITIES RISK. The risk that the US government will not provide financial support to US government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Because the fund may be 100% invested in US government securities, its return may be less than a fund which can invest without limitation in all types of securities.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

FIXED-INCOME SECURITIES RISK. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

RISKS OF REPURCHASE AGREEMENTS. Under a repurchase agreement, a bank or broker sells securities to a fund and agrees to repurchase them at the fund's cost plus interest. If the value of the securities declines, and the bank or broker defaults on its repurchase obligation, the fund could incur a loss.

RISK AND RETURN


The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

ANNUAL TOTAL RETURNS

[bar chart]
 1992               3.73%
 1993               2.99%
 1994               3.93%
 1995               5.61%
 1996               5.14%
 1997               5.26%
 1998               5.21%
 1999               4.78%
 2000               6.09%


Best Quarter - December 31, 2000:  1.57%

Worst Quarter - December 31, 1993:  0.72%

Current Fiscal Quarter - August 31, 2001:  0.90%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market (returns shown reflect no deductions for fees, taxes or expenses).

                               Average Annual Total Returns


                         FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                        1 YEAR             5 YEARS*           INCEPTION*
 US Government Money Market Fund
                                         6.09%              5.29%              4.84%
 Salomon Smith Barney
    3-month Treasury bill
 Lipper Average--US Gov't
 Money Market Funds

*Annualized.  The fund began operating on March 1, 1991.

                                       7-Day Yields

                         FOR THE PERIOD ENDED DECEMBER 31, 2000:
                                     CURRENT            EFFECTIVE
 US Government Money Market Fund
                                         6.17%            6.36%


Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
      Maximum Sales Charge (Load) Imposed on Purchases                   None
      Maximum Deferred Sales Charge (Load)                               None
      Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends or Other Distributions                                None
      Redemption Fee                                                     None
      Exchange Fee                                                       None
      Maximum Account Fee                                                None

ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
      Management Fee                                                    .25%
      Distribution and Service (12b-1) Fees(1)                          .08
      Other Expenses                                                    .07
                                                                        ---
      Total Annual Fund Operating Expenses                              .40%
                                                                        ====

EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

     1 YEAR                 3 YEARS               5 YEARS                10 YEARS
       $41                   $128                  $224                   $505
       ===                   ====                  ====                   ====



Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.


--------

(1) The stated fee includes .01% for 12b-1 Distribution and .07% for 12b-1 Shareholder Servicing Fees.

                             MANAGEMENT OF THE FUND


INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $___ billion under management as of __________, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS


The investment objective of the fund may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.


US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

The fund will invest no than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable and floating rate securities issued or guaranteed by the US government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal.


                             SHAREHOLDER INFORMATION


PURCHASE OF FUND SHARES


DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An account in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day. A business day is one on the New York Stock Exchange and Boston Federal Reserve are open. The Boston Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the Transfer Agent is not open to receive federal funds for purchases of fund shares.All purchases must be made in US dollars and in federal funds (or converted to federal funds). The fund reserves the right to reject any purchase order if payment for fund shares has not been received by the Transfer Agent prior to 1 p.m. Eastern time. The fund reserves the right to close earlier and declare an earlier pricing time or not open at all on days when the Bond Market Association recommends that the bond markets remain closed or close early. Purchase orders must be received prior to the time of such early closure.


Purchase orders in good form (described below) which are accepted: (1) prior to 1 p.m. Eastern time will earn the dividend declared on the date of purchase; and
(2) after 1 p.m. Eastern time will purchase shares based on the next day's closing net asset value and earn the dividend determined on the next business day.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer

Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $5 million.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:



    REGULAR MAIL:                     REGISTERED, EXPRESS OR CERTIFIED MAIL:

    SSgA Funds                        SSgA Funds
    P.O. Box 8317                     66 Brooks Drive
    Boston, MA  02266-8317            Braintree, MA  02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.



FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:


1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating:(a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:
   State Street Bank and Trust Company
   225 Franklin Street, Boston, MA  02110
   ABA #0110-0002-8
   DDA #9904-631-0
   SSgA (Name of Fund) Fund(s)
   Account Number and Registration
   Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

THIRD PARTY TRANSACTIONS. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.


REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request. A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open. Redemption requests received after 1 p.m. Eastern time will be entitled to that day's dividend. Redemption requests received before 1 p.m. Eastern time will not be entitled to that day's dividend. The fund reserves the right to close earlier and declare an earlier Pricing Time, or not open at all, on days when the Bond Market Association recommends that the bond markets remain closed or close early. On days when the Bond Market Association declares an early closure of the bond market, orders for redemption of shares of the fund must be received by the Pricing Time.


Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. On Federal Reserve holidays, redemption proceeds will be wired the next business day. Upon request, redemption proceeds of $1,000 or more will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If fund shares were purchased by check or an automatic investment program ("AIP") and the shareholder elects to redeem shares within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. The Fund will generally postpone sending redemption proceeds from such investment until the Fund can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check. An investor will not be permitted to redeem shares from an account until a completed Application is on file.

CHECKWRITING SERVICE. If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.

TELEPHONE REDEMPTION. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record, provided the address has not been changed within 60 days of the redemption request. To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

Proceeds from requests received via telephone prior to 1 p.m. Eastern time will be sent the same day according to pre-designated instructions.

REDEMPTION PROCEEDS BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. Redemption proceeds are sent the following business day unless requested via telephone by 1:00 p.m. Eastern time. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1. Your address of record has changed within the past 60 days;
2. You are redeeming more than $50,000 worth of shares;
3. You are requesting that a payment be sent to an address other than the address of record; or
4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:
1.   A broker or securities dealer, registered with a domestic stock exchange;
2.   A federal savings, cooperative or other type of bank;
3.   A savings and loan or other thrift institution;
4.   A credit union; or
5.   A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

          SELLER                           REQUIREMENTS FOR WRITTEN REQUESTS
                                         -   Letter of instruction, signed by all persons
          Owner of individual, joint,        authorized to sign for the account stating general
          sole proprietorship,               titles/capacity, exactly as the account is
          UGMA/UTMA (custodial               registered; and
          accounts for minors) or        -   Signature guarantee, if applicable (see above).
          general partner accounts
          ------------------------------------------------------------------------------------------
                                         -   Letter of instruction signed by authorized
          Owners of corporate or             person(s), stating capacity as indicated by the
          association accounts               corporate resolution;
                                         -   Corporate resolution, certified within the past
                                             90 days; and
                                         -   Signature guarantee, if applicable (see above).

          ------------------------------------------------------------------------------------------
                                         -   Letter of instruction, signed by all trustees;
          Owners or trustees of trust    -   If the trustees are not named in the
          accounts                           registration, please provide a copy of the trust
                                             document certified within the past 60 days; and


                                      10

                                         -   Signature guarantee, if applicable (see above).

          ------------------------------------------------------------------------------------------
                                         -   Letter of instruction signed by surviving
          Joint tenancy shareholders         tenant(s);
          whose co-tenants are deceased  -   Certified copy of the death certificate; and
                                         -   Signature guarantee, if applicable (see above).



Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.



PRICING OF FUND SHARES


The fund determines the price per share once each business day at 1 p.m. Eastern time, or one hour after the Bond Market Association recommends an early close of the bond markets, whichever is earlier (the Pricing Time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open. The price is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.


The fund reserves the right to close earlier and declare an earlier Pricing Time, or not open at all, on days when the Bond Market Association recommends that the bond markets remain closed or close early.

The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS


The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire.

TAXES


Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                                                                FISCAL YEARS ENDED AUGUST 31,

                                                               2001         2000         1999         1998          1997
         NET ASSET VALUE, BEGINNING OF PERIOD                     $1.0000      $1.0000      $1.0000      $1.0000       $1.0000
                                                                  -------      -------      -------      -------       -------
         INCOME FROM OPERATIONS:
             Net investment income                                  .0507        .0551        .0462        .0500         .0500
                                                                    -----        -----        -----        -----         -----
         DISTRIBUTIONS:
             Dividends from net investment income                  (.0507)      (.0551)      (.0462)      (.0500)       (.0500)
                                                                   -------      -------      -------      -------       -------
         NET ASSET VALUE, END OF PERIOD                           $1.0000      $1.0000      $1.0000      $1.0000       $1.0000
                                                                  =======      =======      =======      =======       =======
         TOTAL RETURN(%)                                           5.19         5.65         4.74         5.33          5.19
         RATIOS/SUPPLEMENTAL DATA:
             Net assets, end of period ($000 omitted)           2,061,913    1,525,265    1,239,304    945,897       904,483
             Ratios to average net assets (%)
                 Operating expenses                                 .40          .42          .42          .42           .44
                 Net investment income                             4.99         5.55         4.62         5.20          5.08

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND


A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:



                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.


You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.


SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430



                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                         U.S. TREASURY MONEY MARKET FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The US Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.


                       PROSPECTUS DATED DECEMBER ___, 2001


                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                                      3

   INVESTMENT OBJECTIVE                                                                        3
   PRINCIPAL INVESTMENT STRATEGIES                                                             3
   PRINCIPAL RISKS OF INVESTING IN THE FUND                                                    3
   RISK AND RETURN                                                                             4

FEES AND EXPENSES OF THE FUND                                                                  5

MANAGEMENT OF THE FUND                                                                         6

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS            6

SHAREHOLDER INFORMATION                                                                        7

   PURCHASE OF FUND SHARES                                                                     7
   REDEMPTION OF FUND SHARES                                                                   8
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                                9
   PRICING OF FUND SHARES                                                                      9
   DIVIDENDS AND DISTRIBUTIONS                                                                 9
   TAXES                                                                                      10

FINANCIAL HIGHLIGHTS                                                                          12

ADDITIONAL INFORMATION ABOUT THE FUND                                                         13


                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS


INVESTMENT OBJECTIVE

The US Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.


The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund's investment policy is to invest its assets primarily in US Treasury bills, notes and bonds (which are direct obligations of the US Government) and repurchase agreements backed by such securities. Under normal market conditions, the US Treasury Money Market Fund will be 100% invested in such securities. There are risks associated with these instruments, which are described in the section called Principal Risks.


Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.


The US Treasury Money Market Fund has obtained a money market fund rating of AAAm from Standard & Poor's (S&P). The AAAm rating indicates that the fund's safety is excellent, and it has a superior capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P.

The US Treasury Money Market Fund has obtained a rating of Aaa from Moody's Investors Service (Moody's). The rating incorporates Moody's assessment of a fund's published objectives and policies, the creditworthiness of its assets, and its management services. The fund is judged to be of an investment quality similar to Aaa-rated fixed income obligations; that is, the fund is judged to be of the best quality. To maintain its rating, the fund follows the most current criteria of Moody's.


PRINCIPAL RISKS OF INVESTING IN THE FUND

MONEY MARKET RISK. The risk that a fund will not be able to maintain a NAV per share of $1.00 at all times. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the fund intends to meet its investment objective by investing only in US Treasury bills, notes and bonds, its return may be less than a fund which can invest without limitation in all types of securities.

INTEREST RATE RISK. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.

GOVERNMENT SECURITIES RISK. The risk that the US government will not provide financial support to US government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.


MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

RISKS OF REPURCHASE AGREEMENTS. Under a repurchase agreement, a bank or broker sells securities to a fund and agrees to repurchase them at the fund's cost plus interest. If the value of the securities declines, and the bank or broker defaults on its repurchase obligation, the fund could incur a loss.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.


FIXED-INCOME SECURITIES RISK. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.


RISK AND RETURN


The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

ANNUAL TOTAL RETURNS

[bar chart]

 1994               3.74%
 1995               5.91%
 1996               5.27%
 1997               5.46%
 1998               5.36%
 1999               4.86%
 2000               6.10%

Best Quarter - June 30, 1995:  1.51%

Worst Quarter - March 31,  1994:  0.79%

Current Fiscal Quarter - August 31, 2001:  0.91%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).

                               Average Annual Total Returns

                         For the Periods Ended December 31, 1999:

                                           1 YEAR          5 YEARS*           INCEPTION*
 US Treasury Money Market Fund              6.10%           5.44%              5.22%

 Salomon Smith Barney 3-month               5.96            5.25               5.17

 Treasury bill

 Lipper Average--Institutional US           5.83            5.11               5.01

 Treasury Money Market Funds

*Annualized.  The fund began operating on December 1, 1993.


                                       7-Day Yields

                         For the Period Ended December 31, 2000:


                                        CURRENT         EFFECTIVE
 US Treasury Money Market Fund              6.07%           6.25%


Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Maximum Sales Charge (Load) Imposed on Purchases                   None
      Maximum Deferred Sales Charge (Load)                               None
      Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends or Other Distributions                                None
      Redemption Fee                                                     None
      Exchange Fee                                                       None
      Maximum Account Fee                                                None



ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
      Management Fee(1)                                                      .25%
      Distribution and Service (12b-1) Fees(2)                               .04
      Other Expenses                                                         .08
                                                                             ---
      Gross Expenses                                                         .37
                                                                             ---
      Less Contractual Management Fee Waiver and
      Reimbursement                                                         (.17)
                                                                            -----
      Total Annual Fund Operating Expenses After Fee
      Waivers and Reimbursements                                             .20%
                                                                             ====


EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:



     1 YEAR                 3 YEARS               5 YEARS                10 YEARS
       $20                   $104                  $195                   $463
       ===                   ====                  ====                   ====



Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

-------------

(1) The Advisor has contractually agreed to waive .15% of its .25% management fee. The management fee shown above has been restated to reflect the waiver. Also, the Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses exceed .20% of average daily net assets on an annual basis. The waiver and reimbursement will remain in effect until December 31, 2002. The annual management fee after waiver and reimbursement is .08%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.

(2) The stated fee includes .02% for 12b-1 Distribution and .02% for 12b-1 Shareholder Servicing Fees.

                             MANAGEMENT OF THE FUND



INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.

The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $___ billion under management as of __________, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.07%, after fee waiver and reimbursement, of the average daily net asset value of the fund.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS


The investment objective of the fund may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.


US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government or its instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

The fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

                             SHAREHOLDER INFORMATION


PURCHASE OF FUND SHARES


DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The US Treasury Money Market Fund requires a minimum initial investment of $10 million and a minimum account balance of $7.5 million. The minimum investment for additional purchases is $1,000; however, if the account balance has fallen below $10 million as a result of shareholder redemptions, subsequent purchases of shares of the fund may be rejected unless, after such purchase, the accrued balance will be at least $7.5 million. The fund reserves the right to reject any purchase order.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open. The Boston Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the Transfer Agent is not open to receive federal funds for purchases of fund shares. All purchases must be made in US dollars and in federal funds (or converted to federal funds). The fund reserves the right to reject any purchase order if payment for fund shares has not been received by the Transfer Agent prior to 1 p.m. Eastern time. The fund reserves the right to not open at all or close earlier and declare an earlier pricing time on days when the Bond Market Association recommends that the bond markets not open or close early. Purchase orders must be received prior to the time of such early closure.

Purchase orders which are accepted: (1) prior to 1 p.m. Eastern time will earn the dividend declared on the date of purchase; and (2) after 1 p.m. Eastern time, will purchase shares based on the next day's closing net asset value and earn the dividends declared on the next business day.


ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the fund. The SSgA Funds requires a purchase order in good form, which consists of a completed and signed SSgA Funds' Institutional Account Application, regardless of the investment method. For additional information, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, 1 International Place, 27th Floor, Boston, MA 02110.

To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

FEDERAL FUNDS WIRE. In order to assure timely processing of purchase orders, the Investment Company strongly recommends that you make initial or subsequent investments by wiring federal funds to State Street Bank and Trust Company as the Transfer Agent by:

    1. Completing the SSgA Funds' Institutional Account Application and fax it to (617) 664-6011. Please confirm that the fax was received by calling 1-800-997-7327.

    2. Telephoning State Street Bank and Trust Company at 1-800-647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the fund; (3) the amount being wired; (4) the name of the wiring bank;
        and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

3.  Instructing the wiring bank to wire federal funds to:

              State Street Bank and Trust Company
              225 Franklin Street
              Boston, MA  02110
              ABA #0110-0002-8
              DDA# 9904-631-0
              SSgA US Treasury Money Market Fund
              Account Number and Registration

Orders transmitted via this purchase method will be credited when federal funds are received by State Street. You will not be permitted to redeem shares from the account until an original completed application has been received. Please send completed applications to: State Street Bank, attention SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. Please reference the account number on the application.

MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA US Treasury Money Market Fund. Third party checks and checks drawn on credit card accounts will not be accepted. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.

THIRD PARTY TRANSACTIONS. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.




EXCHANGE PRIVILEGE. Subject to the fund's minimum investment requirement, investors may exchange their fund shares without charge for shares of any other investment portfolio offered by the Investment Company. Shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA US Treasury Money Market Fund. If shares of the fund were purchased by check, the shares must have been present in an account for 15 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Investment Company upon 60 days' notice to shareholders.


MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request if received prior to 1 p.m. Eastern time or one hour after the Bond Market Association recommends an early closure of the bond markets, whichever is earlier. A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open. Redemption requests received after 1 p.m. Eastern time, will be entitled to that day's dividend. Redemption requests received before 1 p.m. Eastern time will not be entitled to that day's dividend. The fund reserves the right to not open at all or close earlier and declare an earlier pricing time on days when the Bond Market Association recommends that the Bond Market Association not open at all or close early. Redemption orders must be received by the time of such early closure.

Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. On Federal Reserve holidays, redemption proceeds will be wired the next business day. Upon request, redemption proceeds of $1,000 or more will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If fund shares were purchased by check or an automatic investment program ("AIP") and the shareholder elects to redeem shares within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. The fund will generally postpone sending redemption proceeds from such investment until the fund can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check. An investor will not be permitted to redeem shares from an account until a completed Application is on file.


TELEPHONE REDEMPTION. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION REQUESTS IN WRITING. In certain circumstances, you will need to make a request to sell shares in writing (please use the address for purchases by mail under "Purchase of Fund Shares"). The redemption will be processed based on the net asset value next determined after receipt by State Street of all required documentation in good order. Good order means that the request must include the following:

    1. A clear letter of instruction or a stock assignment stating the fund and account number that the redemption is to be process from, the dollar amount to be redeemed and where the proceeds are to be sent. The letter must be signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    2. Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

The US Treasury Money Market Fund reserves the right to redeem the shares in any account with a balance of less than $7.5 million as a result of shareholder redemptions. Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.


EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES


The fund determines the price per share once each business day at 1 p.m. Eastern time, or one hour after the Bond Market Association recommends an early close of the bond markets, whichever is earlier (the Pricing Time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open. The price is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

The fund reserves the right to close earlier and declare an earlier Pricing Time, or not open at all, on days when the Bond Market Association recommends that the bond markets remain closed or close early.

The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS


The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

    - Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

    - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

    - Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

    - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), distributions will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire.

If Cash Option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

TAXES


Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

Although the sale or exchange of fund shares is a taxable event, no gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.



                                                                  FISCAL YEARS ENDED AUGUST 31,

                                                   2001         2000          1999         1998          1997

 NET ASSET VALUE, BEGINNING OF PERIOD                 $1.0000      $1.0000       $1.0000      $1.0000      $ 1.0000
                                                      -------      -------       -------      -------      --------
 INCOME FROM OPERATIONS:
     Net investment income                              .0508        .0551         .0473        .0540         .0515
 DISTRIBUTIONS:
     Dividends from net investment income              (.0508)      (.0551)       (.0473)      (.0540)       (.0515)
                                                       -------      -------       -------      -------       -------
 NET ASSET VALUE, END OF PERIOD                       $1.0000      $1.0000       $1.0000      $1.0000       $1.0000
                                                      ========      ========     ========     ========      ========
 TOTAL RETURN (%)                                      5.20         5.65          4.84         5.53          5.36
 RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period ($000 omitted)       1,845,064    1,093,913     1,115,614    1,000,367     916,845
     Ratios to average net assets (%):
       Operating expenses, net(1)                       .20          .20           .20          .20           .20
       Operating expenses, gross(1)                     .37          .38           .39          .39           .46
        Net investment income                          5.09         5.51          4.73         5.40          5.28


--------

(1) See Note 4 of the Annual Report for current period amounts.

                      ADDITIONAL INFORMATION ABOUT THE FUND



A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investment is available in the fund's annual and semi-annual reports to shareholders. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:


                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.


SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                                 YIELD PLUS FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Yield Plus Fund seeks high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

                       PROSPECTUS DATED DECEMBER ___, 2001

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                 3

   INVESTMENT OBJECTIVE                                                   3
   PRINCIPAL INVESTMENT STRATEGIES                                        3
   PRINCIPAL RISKS OF INVESTING IN THE FUND                               3
   RISK AND RETURN                                                        4

FEES AND EXPENSES OF THE FUND                                             5

MANAGEMENT OF THE FUND                                                    6

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT
  STRATEGIES AND RISKS                                                    7

SHAREHOLDER INFORMATION                                                  11

   PURCHASE OF FUND SHARES                                               11
   REDEMPTION OF FUND SHARES                                             13
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS          15
   PRICING OF FUND SHARES                                                15
   DIVIDENDS AND DISTRIBUTIONS                                           16
   TAXES                                                                 16

FINANCIAL HIGHLIGHTS                                                     18

ADDITIONAL INFORMATION ABOUT THE FUND                                    20

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fund's investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed by the fund's trustees without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

The fund is not a money market fund and the price of this fund may fluctuate.

PRINCIPAL INVESTMENT STRATEGIES

The fund attempts to meet its objective by investing primarily in high-quality, dollar denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The fund may also invest in derivative securities, including futures, options, swaps and other structured securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities.

The fund management team bases its decisions on the relative attractiveness of different sectors and issues which can vary depending on the general level of interest rates, market determined risk premiums, as well as supply/demand imbalances in the market. Risks associated with these investments are described in the Principal Risks section.

The Yield Plus Fund has obtained a credit quality rating of AA-f and a fund volatility rating of S1 from Standard & Poor's (S&P). The fund is rated AA-f based on the creditworthiness of its assets and sound management and practices. The AA-f rating indicates the fund's holdings and counterparties provide "very strong protection" against losses from credit defaults. A fund volatility rating of S1 indicates low sensitivity to changing market conditions. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P.


PRINCIPAL RISKS OF INVESTING IN THE FUND

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FIXED-INCOME SECURITIES RISK. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

VARIABLE AND FLOATING RATE SECURITIES RISK. Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities. They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

MORTGAGE-RELATED SECURITIES RISK. Mortgage-backed securities represent either direct or indirect participation in, or are collateralized by and payable from mortgage loans secured by real property. The investment characteristics of mortgages differ from those of traditional fixed-income securities. Payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. Mortgage-backed securities are subject to prepayment risk, call risk and extension risk.

ASSET-BACKED SECURITIES RISK. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

DERIVATIVES. There are certain investment risks in using derivatives, such as futures contracts, options on futures, swaps, and structured notes. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Price movements of a futures contract, option or structured notes may not be identical to price movements of portfolio securities or a securities index, resulting in the risk that, when a fund buys the derivative as a hedge, the hedge may not be completely effective. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

DOLLAR-DENOMINATED INSTRUMENTS. Non-US corporations and banks issuing dollar-denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments. These instruments are also subject to credit/default risk. There is the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

INTEREST RATE RISK. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.

PORTFOLIO TURNOVER. Because the fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase its income, the fund may be subject to a greater degree of portfolio turnover than might be expected from a fund which invests substantially all of its assets on a long-term basis. The portfolio turnover rate cannot be predicted, but it is anticipated that the fund's annual turnover rate generally will fall within the range of 100-300% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

CREDIT/DEFAULT RISK. The risk that an issuer of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating and generally, lower rated bonds have higher credit risks.

FOREIGN RISK. The risk that a foreign security, including dollar denominated foreign issues, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.

BANKING INDUSTRY RISK. The risk that if a fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the fund's investments more than if a fund's investments were not invested to such a degree in the banking industry. Normally, the fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

ANNUAL TOTAL RETURNS -- YIELD PLUS FUND

[bar chart]

 1993               3.44%
 1994               4.10%
 1995               6.56%
 1996               5.48%
 1997               5.54%
 1998               4.83%
 1999               5.52%
 2000               6.68%


Best Quarter - December 31, 2000:  1.82%

Worst Quarter - September 30, 1993: 0.71%

Current Fiscal Quarter - August 31, 2001: 0.98%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses). After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                      Average Annual Total Returns

                For the Periods Ended December 31, 2000:


YIELD PLUS FUND                1 YEAR         5 YEARS*        INCEPTION*
Return Before Taxes             6.68%          5.61%            5.24%

Return After Taxes on
Distributions

Return After Taxes on
Distributions and Sale
of Fund Shares

LIBOR 90-day Index              6.56           5.76             5.34

*Annualized. The fund began operating on November 9, 1992.


                                      30-Day Yields

                         For the Period Ended December 31, 2000:


                                        CURRENT
 Yield Plus Fund
                                         6.33%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.


                          FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Maximum Sales Charge (Load) Imposed on Purchases              None
      Maximum Deferred Sales Charge (Load)                          None
      Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends or Other Distributions                           None
      Redemption Fee                                                None
      Exchange Fee                                                  None
      Maximum Account Fee                                           None

ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

      Management Fee                                                 .25%
      Distribution and Service (12b-1) Fees(1)                       .12
      Other Expenses                                                 .11
                                                                     ---
      Total Annual Fund Operating Expenses                           .48%
                                                                     ===

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


     1 YEAR              3 YEARS          5 YEARS            10 YEARS
       $49                $154             $269                $604
       ===                ====             ====                ====

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


                             MANAGEMENT OF THE FUND


INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.

The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $___ billion under management as of __________, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia,


--------------------------
(1) The stated fee includes .06% for 12b-1 Distribution and .06% for 12b-1 Shareholder Servicing Fees.

Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.

Ms. Maria Pino, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Yield Plus Fund. Ms. Pino joined State Street in May 1997. Prior to that, Ms. Pino managed non-ERISA assets in a short term (1 to 5 year) fixed income fund and a money market fund at Partners HealthCare System/Brigham and Women's Hospital since 1993. Prior to that, she managed fixed income assets for the Commonwealth of Massachusetts State Employees and Teachers Pension Fund. Ms. Pino has been working in the investment management field since 1981. Ms. Pino holds a BS in Accounting from Providence College, an MA in Economics from Northeastern University, and an MBA from Boston University. Ms. Pino is a member of the Association for Investment Management and Research and the Boston Security Analysts Society. There are 10 other portfolio managers who assist in managing the fund.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS


The investment objective of the fund may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal.

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

- Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

- Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

MORTGAGE-RELATED SECURITIES. The fund may invest in mortgage-related securities, including Government National Mortgage Association (GNMA) Certificates (Ginnie
Maes), Federal Home Loan Mortgage Corporation (FHLMC) Mortgage Participation Certificates (Freddie Macs), Federal National Mortgage Association (FNMA) Guaranteed Mortgage Certificates (Fannie Maes) and Commercial Mortgage-Backed Securities (CMBS). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders.

The fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgage Properties may also include residential investment properties and second homes.

- Prepayment Risk--The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from these which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to majority and market value. Conversely, if a fund purchased mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values.

- Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

- Extension Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a fund will also suffer from the inability to invest in higher yielding securities.


QUALITY OF SECURITIES. The fund limits its investments to bank instruments, mortgage-related securities, asset-backed securities, commercial paper, corporate notes and bonds and obligations of foreign governments and agencies and subdivisions of foreign governments and supranational organizations that, at the time of acquisition:
(1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one nationally recognized statistical rating organization; or (2) if not rated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees. All securities may be either fixed income, zero coupon or variable- or floating-rate securities and may be denominated in US dollars or selected foreign currencies.


US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To invest cash for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.


Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

INTEREST RATE SWAPS, CREDIT SWAPS, AND INTEREST RATE CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. A fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate and credit swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those association with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values or interest rates, the investment performance of the fund would be less favorable than it would have been if these investment techniques were not used. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. A fund intends to use these transactions as a hedge and not as a speculative investment.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks. Foreign laws and accounting standards typically are not as strict a they are in the US and therefore there may be fewer restrictions regarding loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

SECTION 4(2) COMMERCIAL PAPER. The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the fund's 15% limitation on illiquid securities set forth below where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

PORTFOLIO DURATION. The fund will maintain a portfolio duration of one year or less. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company. Participating Funds that are money market funds will not acquire shares of any Central Fund that does not comply with the requirements of Rule 2a-7 under the 1940 Act.


                             SHAREHOLDER INFORMATION


PURCHASE OF FUND SHARES


DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. Investors purchasing fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exhchange and Boston Federal Reserve are open. The Boston Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the Transfer Agent is not open to receive federal funds for purchases of fund shares. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to 12 noon Eastern time, or one hour after the Bond Market Association recommends an early close of the bond markets, whichever is earlier (the Pricing Time), to be effective on the date received. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling agreement with the Distributor or the SSgA Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time. Orders and payments received prior to the Pricing Time earn the dividend on the date of purchase. The fund reserves the right to close earlier and declare an earlier Pricing Time, or not open at all, on days when the Bond Market Association recommends that the bond market remain closed or close early. Purchase orders must be received by the Pricing Time.

Purchase orders received and accepted: (1) prior to 12 noon Eastern time will purchase shares based on that day's closing net asset value and earn dividends on the date of the purchase; and (2) at or after 12 noon Eastern time will purchase shares based on the next day's closing net asset value and earn the dividends determined on the next business day.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

         REGULAR MAIL:                 REGISTERED, EXPRESS OR CERTIFIED MAIL:
         SSgA Funds                    SSgA Funds
         P.O. Box 8317                 66 Brooks Drive
         Boston, MA  02266-8317        Braintree, MA  02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.   Instructing the wiring bank to wire federal funds to:
      State Street Bank and Trust Company
      225 Franklin Street, Boston, MA  02110
      ABA #0110-0002-8
      DDA #9904-631-0
      SSgA (Name of Fund) Fund(s)
      Account Number and Registration
      Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

Purchase requests received via telephone prior to 12 noon Eastern time will receive the net asset value next determined and be entitled to that day's dividend provided the wire is received by State Street Bank by 4 p.m. Eastern time. Purchase requests received after 12 noon Eastern time will receive the net asset value next determined and begin earning dividends the following business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

THIRD PARTY TRANSACTIONS. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

IN-KIND PURCHASE OF SECURITIES. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2.  They must have a readily ascertainable market value;

3.  They must be liquid;

4.  They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open. Redemption requests must be received by 12 noon Eastern time in order to be effective on the date received. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests by 4 p.m. Eastern time may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day and receive the dividend as of the day the redemption request was originally made by the underlying shareholder, pursuant to a duly executed shareholder servicing agreement with the SSgA Funds or the Distributor. The fund reserves the right to close earlier and declare an earlier Pricing Time, or not open at all, on days when the Bond Market Association recommends that the bond markets remain closed or close early. On days when the Bond Market Association declares an early closure of the bond market, orders for redemption of shares of the fund must be received by the Pricing Time.

A dividend will be paid according to the established dividend payment schedule on shares redeemed if the redemption request is received by State Street after 12 noon Eastern time. Redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend.

Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. On Federal Reserve holidays, redemption proceeds will be wired the next business day. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. If Fund shares were purchased by check or an automatic investment program ("AIP") and the shareholder elects to redeem shares within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. The Fund will generally postpone sending redemption proceeds from such investment until the Fund can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

TELEPHONE REDEMPTION. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m.
and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer
Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to the investor's pre-designated bank. Proceeds may be sent, depending on the fund, on the same or the next day. Although the fund does not charge a fee for this feature, the investor's bank may charge a fee for receiving the wire. Investors are advised to check with their bank before requesting this feature. Requests received prior to 12 noon Eastern time will have the shares redeemed using that day's closing price with the proceeds wired the same day, unless the request is for 100% of the account. Because Yield Plus has a fluctuating NAV, redemption requests for 100% of the account (if received prior to 12 noon Eastern time) will have 100% of the shares redeemed using that day's closing price, with 95% of the proceeds being wired the same day and the remaining 5% automatically wired the following business day. All requests received after 12 noon Eastern time will have the shares redeemed using that day's closing price and the proceeds wired the following business day. Redemption requests received prior to 12 noon Eastern time will not be eligible for that day's interest.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.   Your address of record has changed within the past 60 days;

2.   You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.  A broker or securities dealer, registered with a domestic stock exchange;

2.  A federal savings, cooperative or other type of bank;

3.  A savings and loan or other thrift institution;

4.  A credit union; or

5.  A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

SELLER                           REQUIREMENTS FOR WRITTEN REQUESTS
Owner of individual, joint,    -   Letter of instruction, signed by all persons
sole proprietorship,               authorized to sign for the account stating general
UGMA/UTMA (custodial               titles/capacity, exactly as the account is
accounts for minors) or            registered; and
general partner accounts
                               -   Signature guarantee, if applicable (see above).

--------------------------------------------------------------------------------------
Owners of corporate or         -   Letter of instruction signed by authorized
association accounts               person(s), stating capacity as indicated by the
                                   corporate resolution;

                               -   Corporate resolution, certified within the past
                                   90 days; and

                               -   Signature guarantee, if applicable (see above).


--------------------------------------------------------------------------------------
Owners or trustees of trust    -   Letter of instruction, signed by all trustees;
accounts
                               -   If the trustees are not named in the
                                   registration, please provide a copy of the trust
                                   document certified within the past 60 days; and

                               -   Signature guarantee, if applicable (see above).

--------------------------------------------------------------------------------------
Joint tenancy shareholders     -   Letter of instruction signed by surviving
whose co-tenants are deceased      tenant(s);

                               -   Certified copy of the death certificate; and

                               -   Signature guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES

The fund determines the price per share once each business day at 12 noon Eastern time, or one hour after the Bond Market Association recommends an early close of the bond markets, whichever is earlier (the Pricing Time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open. The price is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

The fund reserves the right to close earlier and declare an earlier Pricing Time, or not open at all, on days when the Bond Market Association recommends that the bond markets remain closed or close early.

The fund values portfolio securities at market value. The fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire.

TAXES


Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


                                                                       FISCAL YEARS ENDED AUGUST 31,

                                                           2001         2000         1999         1998         1997
 NET ASSET VALUE, BEGINNING OF PERIOD
                                                           $9.92        $9.90        $9.97       $10.01       $10.00
                                                           -----        -----        -----       ------       ------
 INCOME FROM OPERATIONS:
     Net investment income(1)
                                                             .51          .59          .54          .57          .54
     Net realized and unrealized gain (loss)
                                                             .06          .01         (.07)        (.04)         .01
                                                             ---          ---         -----        -----         ---
         Total From Operations
                                                             .57          .60          .47          .53          .55
                                                             ---          ---          ---          ---          ---
 DISTRIBUTIONS:
     Dividends from net investment income
                                                            (.53)        (.58)        (.54)        (.57)        (.54)
                                                            -----        -----        -----        -----        -----
 NET ASSET VALUE, END OF PERIOD
                                                           $9.96        $9.92        $9.90        $9.97       $10.01
                                                           =====        =====        =====        =====       ======
TOTAL RETURN(%)
                                                            5.86         6.28         4.67         5.40         5.67
 RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)            260,088      494,376      525,494      672,465      840,055
     Ratios to average net assets (%):
        Operating expenses
                                                             .48          .42          .41          .41          .38
        Net investment income
                                                            5.31         5.90         5.29         5.66         5.42
     Portfolio turnover (%)
                                                           86.19       162.12       167.12       249.10        92.38


----------------
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND


A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:



                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.


SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430



                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                        INTERMEDIATE MUNICIPAL BOND FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Intermediate Municipal Bond Fund seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity of between three and 10 years.


                       PROSPECTUS DATED DECEMBER ___, 2001

                                TABLE OF CONTENTS


INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                                  3

   INVESTMENT OBJECTIVE                                                                    3
   PRINCIPAL INVESTMENT STRATEGIES                                                         3
   PRINCIPAL RISKS OF INVESTING IN THE FUND                                                3
   RISK AND RETURN                                                                         4

FEES AND EXPENSES OF THE FUND                                                              4


MANAGEMENT OF THE FUND                                                                     6


ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS        6


SHAREHOLDER INFORMATION                                                                    8

   PURCHASE OF FUND SHARES                                                                 8
   REDEMPTION OF FUND SHARES                                                              10
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                           13
   PRICING OF FUND SHARES                                                                 13
   DIVIDENDS AND DISTRIBUTIONS                                                            13
   TAXES                                                                                  14

FINANCIAL HIGHLIGHTS                                                                      15


ADDITIONAL INFORMATION ABOUT THE FUND                                                     17

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS


INVESTMENT OBJECTIVE


The fund's investment objective is to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity of between three and 10 years.


The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.


PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund may invest at least 80% of its assets in municipal debt obligations in the top three credit ratings categories (Aaa, Aa, and A for Moody's Investors Services, Inc. ("Moody's"), or AAA, AA, and A for Standard and Poor's Corporation). The fund may invest up to 20% of its assets in bonds rated Baa (by Moody's) or BBB (by Standard and Poor's) or lower. However, the fund would be limited to 5% investment in lower rated or unrated securities. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see information about credit quality under "Additional Information about the Fund's Objectives, Strategies and Risks." Although the fund does not intend to invest in securities subject to the alternative minimum tax, it is allowed to do so without limitation. The fund may also purchase US government securities.

The Advisor's investment process is a top-down, bottom up discipline. The Advisor sets, and continually evaluates and adjusts, a duration for the fund based upon expectations about the direction of interest rates and other economic factors. Please see "Additional Information about the Fund's Objectives, Investment Strategies and Risks."

PRINCIPAL RISKS OF INVESTING IN THE FUND


Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the fund may be 80% or more invested in municipal debt obligations, its returns may be less than a fund which can invest without limitation in all types of securities.

RISKS OF MUNICIPAL OBLIGATIONS. Municipal obligations are affected by economic, business or political developments. These securities may be less subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.

Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.

INTEREST RATE RISK. The risk that when interest rates increase, securities held by a fund will decline in value. Long term fixed income securities will normally have more price volatility because of this risk than short term securities. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one year duration, but would reduce its value by approximately fifteen dollars if it had a 15 year duration. Interest rate risk is generally moderate for intermediate term bonds.

INCOME RISK. The chance that falling interest rates will cause the fund's income to decline. Income risk is generally moderate for intermediate-term bonds.

CALL RISK. The chance that during periods of falling interest rates, a bond issuer will call--or repay--a high-yielding bond before the bond's maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally moderate for intermediate-term bonds.

CREDIT/DEFAULT RISK. The risk that an issuer or guarantor of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating and generally, lower rated bonds have higher credit risks. Credit risk, which has the potential to hurt the fund's performance, should be low for the fund due to its policy of purchasing mostly high quality bonds.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.


TAX RISKS OF MUNICIPAL SECURITIES. The yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities, which could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

RISK AND RETURN


The Intermediate Municipal Bond Fund has not been in existence for a full calendar year. Therefore, performance information is not available. This fund began operating on June 1, 2000.

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.



                          FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
      Maximum Sales Charge (Load) Imposed on Purchases                   None
      Maximum Deferred Sales Charge (Load)                               None
      Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends or Other Distributions                                None
      Redemption Fee                                                     None
      Exchange Fee                                                       None
      Maximum Account Fee                                                None


ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
      Management Fee(1)                                                      .30%
      Distribution and Service (12b-1) Fees(2)                               .05
      Other Expenses                                                        1.32
                                                                            ----
      Gross Expenses                                                        1.67
      Less Contractual Management Fee Reimbursement                        (1.02)
                                                                           ------

--------

(1) The Advisor has contractually agreed to reimburse the fund for all expenses in excess of .65% of average daily net assets on an annual basis until December 31, 2002.

(2) The stated fee includes .02% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

      Total Annual Fund Operating Expenses after
     Reimbursement                                                           .65%
                                                                         ========

EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:



     1 YEAR                 3 YEARS               5 YEARS               10 YEARS
       $66                   $427                  $811                  $1,891
       ===                   ====                  ====                  ======



Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND



INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.

The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $___ billion under management as of __________, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.00% (after fee reimbursement) of the average daily net asset value of the fund. The annual management fee before the reimbursement is .30% of the average daily net asset value of the fund.


Ms. Deborah B. Vargo, Principal, is the lead portfolio manager primarily responsible for investment decisions regarding the fund. Ms. Vargo has been with the firm since 1984. She is responsible for trading and investment strategies pertaining to the tax-exempt municipal bond market and has been dedicated to this asset class for over 16 years. At SSgA, she has managed corporate cash, tax-exempt common trust funds and a large public utility account. Ms. Vargo's work with the utility relationship resulted in her garnering the Chairman's Award for Excellence. She holds a BS in Finance from Boston University. There are five other portfolio managers who assist in managing the fund.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS



The investment objective of the fund may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.


INVESTMENT PROCESS OF THE FUND. The Advisor's investment process is a top-down, bottom up discipline, which is also comprised of the following components: evaluation, construction and implementation. Each component stage is designed to add value to the investment process and result in favorable return over a benchmark index or peer group competition. The Advisor sets, and continually evaluates and adjusts, duration for the fund based upon expectations about the direction of interest rates and other economic factors. In the construction phase, the Advisor builds the portfolio based on the conclusions reached in the evaluation phase. The Advisor researches bond issuers to find attractive credit characteristics. The Advisor then determines the relative value in the market at any point in time. The Advisor purchases only those securities which have been deemed creditworthy. In the implementation phase, the Advisor conducts analyses of historical versus current sector spread relationships to uncover trends and trading opportunities between sectors, regions and individual issuers. This allows the Advisor to create an ideal mix of sectors and securities for the fund.

The fund will invest at least 80% of its net assets in tax-exempt securities under normal market conditions. The fund invests in municipal bonds that, depending on their maturity and quality, provide varying amounts of tax-exempt income. The fund is therefore subject to certain risks. The performance objective of the Municipal Bond Fund is to generate competitive current income and outperform its chosen benchmark or peer group representation before expenses.

MUNICIPAL SECURITIES. The fund may purchase municipal securities issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users, and the user, rather than the municipality, assumes the credit risk. A municipal bond, like a bond issued by a corporation or the US government, obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Advisor reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

Municipal obligations involve possible risks, including being affected by economic, business and political developments and being subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors. Future laws may be effected extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will re-evaluate the fund's investment objective and may submit possible changes in the structure of the fund to its shareholders if shareholder approval is required.

Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.

QUALITY OF SECURITIES. The Fund will invest at least 80% of the value of its net assets in municipal obligations which, in the case of bonds, are rated no lower than A by Moody's, Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). The fund may invest up to 20% of the value of its net assets in municipal obligations which, in the case of bonds, are rated Baa by Moody's or BBB by S&P; however, of this amount, the fund would limit to 5% its investment in Municipal Obligations which are rated lower than the top four credit categories by the Rating Agencies and as low as the lowest rating assigned by the Rating Agencies. The fund also may invest in securities which, while not rated, are determined by the Advisor to be of comparable quality to the rated securities in which the fund may invest; for purposes of the 80% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined. The fund may invest in unrated securities if the underlying rating is deemed appropriate and/or the issuer does not choose to apply for a rating. This can occur in a pre-refunding situation or when an issuer has temporary, short-term needs. Subsequent to its purchase by the fund, an issue of rated municipal obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require the sale of such municipal obligations by the fund, but the Advisor will consider such event in determining whether the fund should continue to hold the municipal obligations

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) the bond issuer will default, or fail to meets is payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four ratings categories are considered "investment grade." These types of bonds will comprise up to 95% of the fund's portfolio under normal market conditions. The fund may invest up to 5% of its assets in debt securities rated less than BBB- by S&P or Baa by Moody's, or in unrated securities judged by the Advisor to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks than investment-grade bonds, in that they are especially subject to adverse changes in general economic conditions and, in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency (see "Ratings of Municipal Obligations," below); obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. For more information, please see the sections in this prospectus called "Dividends and Distributions" and "Taxes." Under normal market conditions, the fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When investing for defensive purposes, the fund may not achieve its investment objective.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable rate securities which are instruments issued or guaranteed by entities such as municipalities and other issuers of municipal securities. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.


Variable and floating rate securities are subject to interest rate risk, the risk that when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities. They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal.


The fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the fund will meet the quality criteria established for the purchase of municipal obligations.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company. Participating Funds that are money market funds will not acquire shares of any Central Fund that does not comply with the requirements of Rule 2a-7 under the 1940 Act.




                             SHAREHOLDER INFORMATION


PURCHASE OF FUND SHARES


DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.


PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time (the "Pricing Time"), to be effective on the date received. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling or servicing agreement with the Distributor or the SSgA Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time.


ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.


MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:




         REGULAR MAIL:                  REGISTERED, EXPRESS OR CERTIFIED MAIL:
         SSgA Funds                     SSgA Funds
         P.O. Box 8317                  66 Brooks Drive
         Boston, MA  02266-8317         Braintree, MA  02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.




TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:


1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.       Instructing the wiring bank to wire federal funds to:
         State Street Bank and Trust Company

         225 Franklin Street, Boston, MA  02110
         ABA #0110-0002-8
         DDA #9904-631-0
         SSgA (Name of Fund) Fund(s)
         Account Number and Registration
         Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.



AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

THIRD PARTY TRANSACTIONS. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


IN-KIND PURCHASE OF SECURITIES. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:


1. The investment objective, policies and limitations must match that of the fund;

2.  They must have a readily ascertainable market value;

3.  They must be liquid;

4.  They must not be subject to restrictions on resale; and


5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.


Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.


MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.




REDEMPTION OF FUND SHARES



Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If you purchased fund shares by check or an automatic investment program
(AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests by 4 p.m. Eastern time may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day to receive the net asset value and dividend as of the prior business day, pursuant to a duly executed Shareholder Servicing or Selected Broker Agreement with the SSgA Funds or the Distributor.


TELEPHONE REDEMPTION. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION PROCEEDS BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire.




REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.   Your address of record has changed within the past 60 days;

2.   You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.   A broker or securities dealer, registered with a domestic stock exchange;

2.   A federal savings, cooperative or other type of bank;

3.   A savings and loan or other thrift institution;

4.   A credit union; or

5.   A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.



          SELLER                           REQUIREMENTS FOR WRITTEN REQUESTS
          Owner of individual, joint,    -        Letter of instruction, signed by all persons
          sole proprietorship,                    authorized to sign for the account stating general
          UGMA/UTMA (custodial                    titles/capacity, exactly as the account is
          accounts for minors) or                 registered; and
          general partner accounts       -        Signature guarantee, if applicable (see above).
          ------------------------------ ------------------------------------------------------------
          Owners of corporate or         -        Letter of instruction signed by authorized
          association accounts                    person(s), stating capacity as indicated by the
                                                  corporate resolution;
                                         -        Corporate resolution, certified within the past
                                                  90 days; and
                                         -        Signature guarantee, if applicable (see above).

          ------------------------------ ------------------------------------------------------------
          Owners or trustees of trust    -        Letter of instruction, signed by all trustees;
          accounts                       -        If the trustees are not named in the
                                                  registration, please provide a copy of the trust
                                                  document certified within the past 60 days; and
                                         -        Signature guarantee, if applicable (see above).

          ------------------------------ ------------------------------------------------------------
          Joint tenancy shareholders     -        Letter of instruction signed by surviving
          whose co-tenants are deceased           tenant(s);
                                         -        Certified copy of the death certificate; and
                                         -        Signature guarantee, if applicable (see above).


Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.


IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.


SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES



The fund determines the price per share once each business day at 4:00 p.m. Eastern time, or the close of regular trading on the New York Stock Exchange, if earlier. The price is computed by dividing the current value of the fund's assets, less its liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.


The fund values portfolio securities at market value. The fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS


The Board of Trustees intends to declare and pay dividends on shares of the fund quarterly from net investment income. Distributions will be made at least annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

Distributions will be sent to a pre-designated bank by the ACH by the payable date, if the Cash Option is selected. If you chose cash option and requested a check, the check will be mailed to you.

TAXES


The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

Because the yields on municipal bond funds and other tax-exempt funds are usually lower than those on taxable bond funds, you may not always benefit from a tax-exempt investment. Some taxable investments may serve you better. To determine which is more suitable, determine the tax-exempt fund's taxable equivalent yield. You do this by dividing the fund's tax-exempt yield by the total of 100% minus your tax bracket. For example, if you are in the 28% federal tax bracket, and you can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 6.94% (5.0% divided by 72% [100% minus 28%]). In this example, you would choose the tax-exempt fund if its taxable equivalent yield of 6.94% were greater than the yield of a similar, though taxable investment.

The fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, the fund will not be subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to its shareholders. The Board intends to distribute each year substantially all of the fund's net investment income and net capital gain.

Distributions by the fund that are designated as "exempt-interest dividends" generally may be excluded from the shareholder's gross income. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the alternative minimum tax, a special tax system that ensures that individuals pay at least some federal taxes. Although alternative minimum tax bond income is exempt from regular federal income tax, a very limited number of taxpayers who have many tax deductions may have to pay alternative minimum tax on the income from bonds considered tax-preference items. The fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the fund's dividends as a tax preference item in determining their federal tax.

Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


                                                        FISCAL PERIOD ENDED AUGUST 31,

                                                                2001       2000++
    NET ASSET VALUE, BEGINNING OF PERIOD                     $10.31          $10.00
                                                             ------          ------
    INCOME FROM OPERATIONS:
        Net investment income(1)                                .41             .11
        Net realized and unrealized gain (loss)                 .49             .20
                                                                ---             ---
            Total Income From Operations                        .90             .31
                                                                ---             ---
    DISTRIBUTIONS:
        Dividends from net investment income                   (.47)          --
        Dividends from net realized gain                       (.06)          --
                                                               -----          --
            Total Distributions                                (.53)          --
                                                               -----          --
    NET ASSET VALUE, END OF PERIOD                           $10.68          $10.31
                                                             ======          ======
    TOTAL RETURN(%)(2)                                         9.06            3.10
    RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)             14,110          10,641
        Ratios to average net assets (%)(3)
           Operating expenses, net(4)                           .65             .65
           Operating expenses, gross(4)                        1.67            1.68
           Net investment income                               3.87            4.21
        Portfolio turnover (%)                               135.85          212.18

----------
++   For the period June 1, 2000 (commencement of operations) to August 31,
     2000.

(1)  Average month-end shares outstanding were used for this calculation.

(2)  The ratio for the period ended August 31, 2000 is not annualized.

(3)  The ratios for the period ended August 31, 2000 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund


                      SSgA Intermediate Municipal Bond Fund


                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund


                          SSgA Disciplined Equity Fund


                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund


                         SSgA MSCI(R) EAFE(R) Index Fund


                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND



A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:



                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327


The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.




SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430




                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                           TAX FREE MONEY MARKET FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Tax Free Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.


                       PROSPECTUS DATED DECEMBER ___, 2001

                                TABLE OF CONTENTS


INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                                   3

   INVESTMENT OBJECTIVE                                                                     3
   PRINCIPAL INVESTMENT STRATEGIES                                                          3
   PRINCIPAL RISKS OF INVESTING IN THE FUND                                                 3
   RISK AND RETURN                                                                          4

FEES AND EXPENSES OF THE FUND                                                               5


MANAGEMENT OF THE FUND                                                                      6


ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS         6


SHAREHOLDER INFORMATION                                                                     8

   PURCHASE OF FUND SHARES                                                                  8
   REDEMPTION OF FUND SHARES                                                                9
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                            12
   PRICING OF FUND SHARES                                                                  12
   DIVIDENDS AND DISTRIBUTIONS                                                             12
   TAXES                                                                                   13

FINANCIAL HIGHLIGHTS                                                                       15


ADDITIONAL INFORMATION ABOUT THE FUND                                                      17

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS


INVESTMENT OBJECTIVE


The Tax Free Money Market Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.


The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.


PRINCIPAL INVESTMENT STRATEGIES


The fund has a fundamental policy of investing at least 80% of its net assets in federal tax-exempt, high quality and short-term municipal securities of all types under normal market conditions. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The fund may buy or sell securities on a when-issued or forward commitment basis.


The fund may not invest more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.


Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.


The Tax Free Money Market Fund has obtained a money market fund rating of AAAm from Standard & Poor's (S&P). The AAAm rating indicates that the fund's safety is very good, and it has a strong capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P.


PRINCIPAL RISKS OF INVESTING IN THE FUND


MONEY MARKET RISK. The risk that a fund will not be able to maintain a NAV per share of $1.00 at all times. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.


CREDIT/DEFAULT RISK. The risk that an issuer or guarantor of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating and generally, lower rated bonds have higher credit risks. Also, the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.


LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.


MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.



RISKS OF MUNICIPAL OBLIGATIONS. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. The fund may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a fund's ability to acquire and dispose of municipal securities at desirable yield and price levels.

Concentration of a fund's investments in these municipal obligations will subject the fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

RISK AND RETURN



The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


ANNUAL TOTAL RETURNS

[bar chart]



 1995               3.41%
 1996               2.93%
 1997               3.07%
 1998               2.97%
 1999               2.77%
 2000               3.62%



Best Quarter - June 30, 2000:  0.95%


Worst Quarter - March 31, 1999:  0.61%


Current Fiscal Quarter - August 31, 2001:  0.56%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year, 5 years and since the fund's inception compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).


                          Average Annual Total Returns


                    For the Periods Ended December 31, 2000:




                                        1 YEAR             5 YEAR*         INCEPTION*
 Tax Free Money Market Fund             3.62%              3.07%              3.13%
 IBC Financial Tax Free Index           3.53               3.07               3.13


*Annualized.  The fund began operating on December 1, 1994.



                                  7-Day Yields


                     For the Period Ended December 31, 2000:



                                        CURRENT           EFFECTIVE
 Tax Free Money Market Fund              4.06%              4.14%


Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
      Maximum Sales Charge (Load) Imposed on Purchases                   None
      Maximum Deferred Sales Charge (Load)                               None
      Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends or Other Distributions                                None
      Redemption Fee                                                     None
      Exchange Fee                                                       None
      Maximum Account Fee                                                None



ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
      Management Fee                                                         .25%
      Distribution and Service (12b-1) Fees(1)                               .17
      Other Expenses                                                         .10
                                                                             ---
      Total Annual Fund Operating Expenses                                   .52%
                                                                             ====


EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:



     1 YEAR                 3 YEARS               5 YEARS                10 YEARS
       $53                   $167                  $291                   $653
       ===                   ====                  ====                   ====



Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.



----------
(1) The stated fee includes .09% for 12b-1 Distribution and .08% for 12b-1 Shareholder Servicing Fees.

                             MANAGEMENT OF THE FUND



INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.

The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $___ billion under management as of __________, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.



                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS



The investment objective of the fund may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.


QUALITY OF SECURITIES. The fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the fund's Advisor in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO and a description of securities ratings.


PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.


MUNICIPAL SECURITIES. The fund may purchase municipal securities issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users. A municipal bond, like a bond issued by a corporation or the US government, obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Advisor reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

Municipal obligations involve possible risks, including being affected by economic, business and political developments and being subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors. Future laws may be effected extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will reevaluate the fund's investment objective and may submit possible changes in the structure of the fund to its shareholders.

Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.

TAX EXEMPT COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable or floating rate securities which are instruments issued or guaranteed by entities such as municipalities and other issuers of municipal securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. The fund may also purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the fund will meet the quality criteria established for the purchase of municipal obligations.

Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.


TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency (see "Ratings of Municipal Obligations," below); obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. For more information, please see the sections in this prospectus called "Dividends and Distributions" and "Taxes." Under normal market conditions, the fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When investing for defensive purposes, the fund may not achieve its investment objective.

                             SHAREHOLDER INFORMATION


PURCHASE OF FUND SHARES


DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.


PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open. The Boston Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the Transfer Agent is not open to receive federal funds for purchases of fund shares. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent by 12 noon Eastern time or one hour after the Bond Market Association recommends an early close of the bond market, whichever is earlier (the Pricing Time), to be effective on the date received. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day. The fund reserves the right to not open at all or close earlier and declare an earlier Pricing Time on days when the Bond Market Association recommends that the bond markets remain closed or close early. Purchase orders must be received by the Pricing Time. Orders placed through a servicing agent or broker-dealer that has a selling agreement with the Distributor or SSgA Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time.

In addition, wire purchase orders received and accepted by 12 noon Eastern time will earn dividends on the date of the purchase if the wire is received by the Transfer Agent prior to 4 p.m. Eastern time. All other methods of payment will earn dividends beginning the following business day after their receipt by the Transfer Agent.


ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $5 million.


MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:




         REGULAR MAIL:                 REGISTERED, EXPRESS OR CERTIFIED MAIL:

         SSgA Funds                    SSgA Funds
         P.O. Box 8317                 66 Brooks Drive
         Boston, MA  02266-8317        Braintree, MA  02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.



FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.   Instructing the wiring bank to wire federal funds to:

         State Street Bank and Trust Company
         225 Franklin Street, Boston, MA  02110
         ABA #0110-0002-8
         DDA #9904-631-0
         SSgA (Name of Fund) Fund(s)
         Account Number and Registration
         Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

THIRD PARTY TRANSACTIONS. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.




REDEMPTION OF FUND SHARES



Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. A business day is one on the New York Stock Exchange and Boston Federal Reserve are open. Redemption requests must be received by 12 noon Eastern time or one hour after the Bond Market Association recommends an early close of the bond market, whichever is earlier, in order to be effective on the date received.

A dividend will be paid according to the established dividend payment schedule on shares redeemed if the telephone redemption request is received by the Transfer Agent after 12 noon Eastern time but before the close of business. Telephone redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend.

Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. On Federal Reserve holidays, redemption proceeds will be wired the next business day. Upon request, redemption proceeds of $1,000 or more will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If fund shares were purchased by check or an automatic investment program ("AIP") and the shareholder elects to redeem shares within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. The fund will generally postpone sending redemption proceeds from such investment until the fund can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.


CHECKWRITING SERVICE. If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.


TELEPHONE REDEMPTION. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.


DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

Requests received via telephone prior to 12 noon Eastern time will be sent after the close of the fund on the same day according to pre-designated instructions. Requests received after 12 noon Eastern time will be sent the following business day and will receive that day's interest.


REDEMPTION PROCEEDS BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire.


REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.   Your address of record has changed within the past 60 days;

2.   You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.   A broker or securities dealer, registered with a domestic stock exchange;

2.   A federal savings, cooperative or other type of bank;

3.   A savings and loan or other thrift institution;

4.   A credit union; or

5.   A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.



          SELLER                           REQUIREMENTS FOR WRITTEN REQUESTS
          Owner of individual, joint,    -       Letter of instruction, signed by all persons
          sole proprietorship,                   authorized to sign for the account stating general
          UGMA/UTMA (custodial                   titles/capacity, exactly as the account is
          accounts for minors) or                registered; and
          general partner accounts       -       Signature guarantee, if applicable (see above).

          ------------------------------ ------------------------------------------------------------
          Owners of corporate or         -       Letter of instruction signed by authorized
          association accounts                   person(s), stating capacity as indicated by the
                                                 corporate resolution;
                                         -       Corporate resolution, certified within the past
                                                 90 days; and
                                         -       Signature guarantee, if applicable (see above).

          ------------------------------ ------------------------------------------------------------
          Owners or trustees of trust    -       Letter of instruction, signed by all trustees;
          accounts                       -       If the trustees are not named in the
                                                 registration, please provide a copy of the trust
                                                 document certified within the past 60 days; and
                                         -       Signature guarantee, if applicable (see above).

          ------------------------------ ------------------------------------------------------------
          Joint tenancy shareholders     -       Letter of instruction signed by surviving
          whose co-tenants are deceased          tenant(s);
                                         -       Certified copy of the death certificate; and
                                         -       Signature guarantee, if applicable (see above).


Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.


SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.


SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES



The fund determines the price per share once each business day at 12 noon Eastern time, or one hour after the Bond Market Association recommends an early close of the bond markets, whichever is earlier (the Pricing Time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open. The price is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

The fund reserves the right to close earlier and declare an earlier Pricing Time, or not open at all, on days when the Bond Market Association recommends that the bond markets remain closed or close early.


The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS


The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.



DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

-

If the cash option is selected and you chose a wire or direct deposit (ACH), distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire.

TAXES


The fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, the fund will not be subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to its shareholders. The Board intends to distribute each year substantially all of the fund's net investment income and net capital gain.

Distributions by the fund that are designated as "exempt-interest dividends" generally may be excluded from the shareholder's gross income. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

The fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the fund's dividends as a tax preference item in determining their federal tax.

Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Although the sale or exchange of fund shares is a taxable event, no gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.



                                                                         FISCAL YEARS ENDED AUGUST 31,

                                                          2001         2000         1999         1998         1997
   NET ASSET VALUE, BEGINNING OF PERIOD                    $1.0000      $1.0000      $1.0000      $1.0000      $1.0000
                                                           -------      -------      -------      -------      -------
   INCOME FROM OPERATIONS:
       Net investment income                                 .0305        .0331        .0267        .0304        .0295
   DISTRIBUTIONS:
       Dividends from net investment income                 (.0305)      (.0331)      (.0267)      (.0304)      (.0295)
                                                            -------      -------      -------      -------      -------
   NET ASSET VALUE, END OF PERIOD                          $1.0000      $1.0000      $1.0000      $1.0000      $1.0000
                                                           =======      =======      =======      =======      =======
   TOTAL RETURN(%)                                          3.10         3.37         2.71         3.08          2.99

   RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period ($000 omitted)          461,123      272,205      262,393      260,084      163,502
       Ratios to average net assets (%)
          Operating expenses, net(1)                         .52          .57          .56          .56          .58
          Operating expenses, gross(1)                       .53          .58          .56          .56          .58
          Net investment income                             2.97         3.31         2.67         3.04         2.98

--------

(1)  See Note 4 of Annual Report for current period amounts.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund


                      SSgA Intermediate Municipal Bond Fund


                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund


                          SSgA Disciplined Equity Fund


                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund


                         SSgA MSCI(R) EAFE(R) Index Fund


                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND



A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investment is available in the fund's annual and semi-annual reports to shareholders. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:




                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327


The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.




SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                           MSCI(R) EAFE(R) INDEX FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The SSgA MSCI EAFE Index Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index.



                       PROSPECTUS DATED DECEMBER ___, 2001

                                TABLE OF CONTENTS



INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                                  3

   INVESTMENT OBJECTIVE                                                                    3
   PRINCIPAL INVESTMENT STRATEGIES                                                         3
   PRINCIPAL RISKS OF INVESTING IN THE FUND                                                4
   RISK AND RETURN                                                                         4

FEES AND EXPENSES OF THE FUND                                                              5

MANAGEMENT OF THE FUND                                                                     6

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS        6

SHAREHOLDER INFORMATION                                                                    8

   PURCHASE OF FUND SHARES                                                                 8
   REDEMPTION OF FUND SHARES                                                              10
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                           13
   PRICING OF FUND SHARES                                                                 13
   DIVIDENDS AND DISTRIBUTIONS                                                            13
   TAXES                                                                                  14

INFORMATION ABOUT MORGAN STANLEY CAPITAL INTERNATIONAL                                    15

ADDITIONAL INFORMATION ABOUT THE FUND                                                     17

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS


INVESTMENT OBJECTIVE


The fund's nonfundamental investment objective is to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "Index" or "MSCI(R) EAFE(R) Index"). The fund seeks To achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Master Funds that has the same investment objective as, and investment policies that are substantially similar to those of, the fund.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed by the fund's trustees without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES


The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund, using a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the MSCI(R) EAFE(R) Index. The MSCI(R) EAFE(R) Index is a well-known international stock market index that includes approximately 1,000 securities listed on the stock exchanges of 20 developed market countries (but not the United States). The portfolio manager seeks a correlation of .95, before expenses, or better between the fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.


The fund may attempt to meet its objective by investing substantially all of its assets in the State Street MSCI(R) EAFE(R) Index Portfolio (the "MSCI EAFE Master Fund"), a registered investment company with the same advisor as the SSgA Funds and with substantially the same investment objective, policies and restrictions as the fund. This investment approach is commonly referred to as a master/feeder structure. The MSCI EAFE Master Fund has been in existence since February 16, 2000.

In this structure, the fund will be a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should have the Advisor run the same strategy outside of the master/feeder structure, hire its own investment advisor, invest in a different master portfolio, or take other action. The fund (either on its own or as part of a master/feeder structure) intends to invest in all of the stocks comprising the MSCI(R) EAFE(R) Index in proportIon to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole.

In addition, from time to time, stocks are added to or removed from the Index. The fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition, the fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the fund might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the fund. The fund may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

It is anticipated that the correlation of the fund's performance to that of the Index will increase as the size of the fund increases. The fund's ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The portfolio manager will monitor such correlation. Should the fund fail to achieve an appropriate level of correlation, this will be reported to the Board of Trustees, which will consider alternative arrangements.

PRINCIPAL RISKS OF INVESTING IN THE FUND


Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENTS IN OTHER INVESTMENT COMPANY FUNDS. Currently the investments of the fund are concentrated in the shares of another investment company with substantially the same investment objectives, policies and restrictions as the fund. In that case, the fund's investment performance is directly related to the investment performance of the MSCI EAFE Master Fund. The ability of the fund to meet its investment objective is directly related to the ability of the MSCI EAFE Master Fund to meet its objective. There can be no assurance that the investment objective of the fund or the MSCI EAFE Master Fund will be achieved.


AFFILIATED PERSONS. The Advisor serves as the investment advisor of the MSCI EAFE Master Fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the fund and the MSCI EAFE Master Fund. The trustees believe they have structured the MSCI EAFE Master Fund to avoid these concerns. If a situation arises that may result in a conflict, the trustees and officers of the fund will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

INTERNATIONAL SECURITIES. A fund's return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Foreign markets, economies and political systems may be less stable than US markets, and changes in exchange rates of foreign currencies can affect the value of a fund's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the US and there may be less public information available about foreign companies.

TRACKING MODELS. The success of the fund's principal investment strategy depends on the Advisor's skill in designing and using its model to track the MSCI(R) EAFE(R) Index. The fund is not managed according to traditional methods of "active" investment management. Instead, the fund attempts to match the investment performance of its benchmark index, before expenses, through automated statistical analytic procedures.

DERIVATIVES. There are certain investment risks in using derivatives, such as futures contracts, options on futures, interest rate and other forms of swap agreements, and structured notes. If a fund incorrectly forecasts interest rates in using derivatives, a fund could lose money. Price movements of a futures contract, option or structured notes may not be identical to price movements of portfolio securities or a securities index, resulting in the risk that, when a fund buys a futures contract or option as a hedge, the hedge may not be completely effective. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.


MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.


MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

INDEX CORRELATION. The fund's ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The fund's management team will monitor correlation. Should the fund fail to achieve an appropriate level of correlation, the Advisor will report to the Board of Trustees, which will consider alternative arrangements.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.


EQUITY SECURITIES. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions.

RISK AND RETURN


The MSCI EAFE Index Fund has not been in existence for a full calendar year. Therefore, performance information is not available. This fund began operating on October 15, 2001.

                          FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
      Maximum Sales Charge (Load) Imposed on Purchases                   None
      Maximum Deferred Sales Charge (Load)                               None
      Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends or Other Distributions                                None
      Redemption Fee*                                                       2%
      Exchange Fee                                                       None
      Maximum Account Fee                                                None

*Redemptions (including exchanges) of shares of the fund and executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as result of reinvesting distributions are not subject to the redemption fee.


ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
      Management Fee (1)                                            .15%
      Distribution and Service (12b-1) Fees (2)                     .08
      Other Expenses (3)                                            .17
                                                                    ---
      Total Annual Fund Operating Expenses (4)                      .40%
                                                                    ====

EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE 2% REDEMPTION FEE DOES NOT APPLY IN THE EXAMPLE. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

     1 YEAR                 3 YEARS               5 YEARS                10 YEARS
       $41                   $128                  $224                   $505
       ===                   ====                  ====                   ====


--------

(1) The Management Fee represents the fee for advisory, custody, transfer agency and administration services that is paid by the MSCI EAFE Master Fund to the Advisor.

(2) The stated fee includes .05.% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

(3) Other Expenses includes an annual licensing fee of .05% for the use of the name MSCI(R) EAFE(R) Index.

(4) Total Annual Fund Operating Expenses and the Example reflect the expenses of both the fund and the MSCI EAFE Master Fund. The Advisor has contractually agreed to reimburse the fund for all expenses in excess of .40% of average daily net assets on an annual basis until December 31, 2002.

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


                             MANAGEMENT OF THE FUND


INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $___ billion under management as of __________, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.


The fund has entered into an investment advisory agreement with the Advisor pursuant to which the Advisor would manage the fund's assets directly in the event that the fund were to cease investing substantially all of its assets in the MSCI EAFE Master Fund. The Advisor does not receive any fees from the fund under the agreement so long as the fund continues to invest substantially all of its assets in the MSCI EAFE Master Fund or in another investment company.

Adele Kohler, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. Ms. Kohler joined the firm in 1994. She is currently responsible for portfolio management, research, and product development. She also acts as a liaison between the global structured products group and other areas at SSgA promoting investment education and communication. Prior to joining SSgA, Ms. Kohler worked in State Street Corporation's Mutual Fund division. Ms. Kohler holds a BA in Economics from Smith College. She is a Chartered Financial Analyst and a member of the Boston Security Analysts Society, the Association for Investment Management and Research (AIMR), and the Institute of Chartered Financial Analysts. Ms. Kohler was also an instructor for the Boston Security Analyst Society CFA Level III review course from 1998-2000.There are two other members of the team who assist Ms. Kohler with the management of the fund.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS


The investment objective of the fund may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

MSCI EAFE INDEX. The fund attempts to replicate the return of the MSCI(R) EAFE Index(R) and invests (either on its own or as a parT of a master/feeder structure) in all stocks in the Index. The MSCI(R) EAFE(R) Index is an arithmetic, capitalization-weighted averaGe of the performance of approximately 1000 securities listed on the stock exchanges of the countries determined by MSCI(R) to be "developed." Although the list of developed markets may change over time, at the date of this prospectus, these countries included: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The designation of a market as "developed," by MSCI(R), arises from several factors, the most common of which is minimum GDP per capita. The MSCI(R) EAFE(R) Index is structured to represent the opportunities available to an international investor in developed markets. Currently, MSCI(R) targets 85% of the available market capitalization of each country for inclusion in the Index. Securities selected by MSCI(R) for inclusion in the Index must have acceptable levels of liquidity and free float. MSCI(R) also avoids inclusion of companies which have a significant ownership stake in another company since substantial cross-ownership can skew industry weights, distort country-level valuations and overstate a country's true market size. The inclusion of a stock in the MSCI(R) EAFE(R) Index in no way implies that MSCI(R) believes the stock to be an attractive investment, nor is MSCI(R) a sponsor or in any way affiliated with the fund. The MSCI(R) Index(R) is the exclusive property of MSCI(R). Morgan Stanley Capital International is a service mark of MSCI(R) and has been licensed for use by the fund.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, the fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

The fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.


AMERICAN DEPOSITORY RECEIPTS (ADRs) AND EUROPEAN DEPOSITORY RECEIPTS (EDRs). The common stocks the fund may invest in include American Depository Receipts (ADRs) and European Depository Receipts (EDRs) . Generally, ADRs, in registered form, are designed for use in the US securities markets and EDRs are issued for trading primarily in European securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers, such as less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investment in such securities. For purposes of the fund's investment policies, the fund's investment in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

The ADRs and EDRs chosen for investment by the fund will be constituents of the MSCI EAFE Index.



INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company. Participating Funds that are money market funds will not acquire shares of any Central Fund that does not comply with the requirements of Rule 2a-7 under the 1940 Act.




                             SHAREHOLDER INFORMATION


PURCHASE OF FUND SHARES


DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.


PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time (the "Pricing Time"), to be effective on the date received. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling or servicing agreement with the Distributor or the SSgA Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.SSgAfunds.com.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:



   REGULAR MAIL:                    REGISTERED, EXPRESS OR CERTIFIED MAIL:
   SSgA Funds                       SSgA Funds
   P.O. Box 8317                    66 Brooks Drive
   Boston, MA  02266-8317           Braintree, MA  02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.



FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and
    (c) the exact amount being wired.

2.   Instructing the wiring bank to wire federal funds to:
     State Street Bank and Trust Company
     225 Franklin Street, Boston, MA  02110
     ABA #0110-0002-8
     DDA #9904-631-0
     SSgA (Name of Fund) Fund(s)

     Account Number and Registration
     Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

THIRD PARTY TRANSACTIONS. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

IN-KIND PURCHASE OF SECURITIES. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2.  They must have a readily ascertainable market value;

3.  They must be liquid;

4.  They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.


MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests by 4 p.m. Eastern time may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day to receive the net asset value and dividend as of the prior business day, pursuant to a duly executed Shareholder Servicing or Selected Broker Agreement with the SSgA Funds or the Distributor.


REDEMPTION FEE. Redemptions (including exchanges) of shares of the fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.

TELEPHONE REDEMPTION. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if: 1. Your address of record has changed within the past 60 days; 2. You are redeeming more than $50,000 worth of shares; 3. You are requesting that a payment be sent to an address other than the address of record; or 4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.  A broker or securities dealer, registered with a domestic stock exchange;

2.  A federal savings, cooperative or other type of bank;

3.  A savings and loan or other thrift institution;

4.  A credit union; or

5.  A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

          SELLER                         REQUIREMENTS FOR WRITTEN REQUESTS
                                         -       Letter of instruction, signed by all persons
          Owner of individual, joint,            authorized to sign for the account stating general
          sole proprietorship,                   titles/capacity, exactly as the account is
          UGMA/UTMA (custodial                   registered; and
          accounts for minors) or        -       Signature guarantee, if applicable (see above).
          general partner accounts
          ------------------------------------------------------------------------------------------
                                         -       Letter of instruction signed by authorized
          Owners of corporate or                 person(s), stating capacity as indicated by the
          association accounts                   corporate resolution;
                                         -       Corporate resolution, certified within the past
                                                 90 days; and
                                         -       Signature guarantee, if applicable (see above).

          ------------------------------------------------------------------------------------------
                                         -       Letter of instruction, signed by all trustees;
          Owners or trustees of trust    -       If the trustees are not named in the
          accounts                               registration, please provide a copy of the trust
                                                 document certified within the past 60 days; and
                                         -       Signature guarantee, if applicable (see above).

          ------------------------------------------------------------------------------------------
                                         -       Letter of instruction signed by surviving
          Joint tenancy shareholders             tenant(s);
          whose co-tenants are deceased  -       Certified copy of the death certificate; and
                                         -       Signature guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.



DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES


The fund determines the price per share once each business day at 4:00 p.m. Eastern time, or the close of regular trading on the New York Stock Exchange, if earlier. The price is computed by dividing the current value of the fund's assets, less its liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

The fund values portfolio securities at market value. The fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS


The Board of Trustees intends to declare and pay dividends on shares of the fund annually from net investment income. The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES


Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the fund in advance since the amount of the assets to be invested within various countries is not known.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

If more than 50% in value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the fund. The fund may be subject to certain holding requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that the fund will qualify to make the Foreign Election; however, the fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

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                                     -15-

             INFORMATION ABOUT MORGAN STANLEY CAPITAL INTERNATIONAL


This fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to the issuer of this fund or this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND


A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:



                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.SSgAfunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.

SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                       INTERNATIONAL STOCK SELECTION FUND

                               DECEMBER ____, 2001



This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                            3

  INVESTMENT STRATEGIES                                                     3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                      7
  INVESTMENT RISKS                                                         10
  INVESTMENT RESTRICTIONS                                                  10
  TEMPORARY DEFENSIVE POSITION                                             12
  PORTFOLIO TURNOVER                                                       12

MANAGEMENT OF THE FUND                                                     12

  BOARD OF TRUSTEES AND OFFICERS                                           12

  COMPENSATION                                                             14
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                   15

INVESTMENT ADVISORY AND OTHER SERVICES                                     16

  ADVISOR                                                                  16
  ADMINISTRATOR                                                            16
  CUSTODIAN AND TRANSFER AGENT                                             18
  DISTRIBUTOR                                                              18

  CODES OF ETHICS                                                          18

  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                 18

  INDEPENDENT ACCOUNTANTS                                                  20

  LEGAL COUNSEL                                                            20

BROKERAGE PRACTICES AND COMMISSIONS                                        20

PRICING OF FUND SHARES                                                     22

TAXES                                                                      23

CALCULATION OF PERFORMANCE DATA                                            24

ADDITIONAL INFORMATION                                                     25

  SHAREHOLDER MEETINGS                                                     25
  CAPITALIZATION AND VOTING                                                25
  FEDERAL LAW AFFECTING STATE STREET                                       25
  PROXY VOTING POLICY                                                      25

FINANCIAL STATEMENTS                                                       25

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                               26

  RATINGS OF DEBT INSTRUMENTS                                              26
  RATINGS OF COMMERCIAL PAPER                                              26

                                  FUND HISTORY


SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

The SSgA International Stock Selection Fund was formerly known as the SSgA Active International Fund. The name change took effect on December 19, 2000.


                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

EQUITY SECURITIES. The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

DEBT SECURITIES. The fund may also invest in debt securities, including instruments issued by emerging market companies, governments and their agencies. Other debt will typically represent less than 5% of the fund's assets. The fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

--------------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FOREIGN CURRENCY. The funds have authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Emerging Markets and International Stock Selection Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency notes when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The funds may not hedge their positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 10% of the value of its assets committed to such contracts. No fund will enter into a forward contract with a term of more than one year.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

THE MSCI EAFE INDEX. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Canada, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United States and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this Statement of Additional Information. Countries may be added to or deleted from the list.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INVESTMENT RISKS


Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) Volatile social, political and economic conditions can cause investments in emerging or developing markets exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Such price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. These restrictions apply at the time an investment is made. The fund will not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

    3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

    4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer..

    5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

    6. Purchase or sell commodities or commodity futures contracts or options on a futures contract except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, more than 10% of the fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

    7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

    8. Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

    9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

    10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the fund's total assets.

    11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

    12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

    13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    14. Make investments for the purpose of gaining control of an issuer's management.

    15. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Advisor's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The portfolio turnover rate for the fund for each of the fiscal years ended August 31 was:

       2001                        2000                     1999
                                  64.05%                   62.02%

                             MANAGEMENT OF THE FUND


BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

NAME, ADDRESS AND AGE              POSITION(S) WITH       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                   SSgA FUNDS
 Lynn L. Anderson                  Trustee (Interested    -    Vice Chairman, Frank Russell Company;
 909 A Street                      Person of the SSgA
 Tacoma, WA  98402                 funds as defined in    -    Chairman of the Board and Chief Executive Officer, Frank
 Age 62                            the 1940 Act),              Russell Investment Management Company and Russell Fund
                                   Chairman of the             Distributors, Inc.;
                                   Board and President
                                                          -    Chairman of the Board, Frank Russell Trust Company;

                                                          -    Trustee, President and Chief Executive Officer, Frank
                                                               Russell Investment Company and Russell Insurance Funds;
                                                               and

                                                          -    Director, Russell Insurance Agency, Inc., Frank Russell
                                                               Investments (Ireland) Limited, Frank Russell Investment
                                                               Company plc; Frank Russell Investment Company II plc,
                                                               Frank Russell Investment Company III plc, Frank Russell
                                                               Institutional Funds plc, Frank Russell Qualifying
                                                               Investor Fund, and Frank Russell Investments (Cayman) Ltd.

 William L. Marshall               Trustee                -    Chief Executive Officer and President, Wm. L. Marshall
 33 West Court Street                                          Associates, Inc., Wm. L. Marshall Companies, Inc. and the
 Doylestown, PA 18901                                          Marshall Financial Group (a registered investment advisor
 Age 59                                                        and provider of financial and related consulting
                                                               services);

                                                          -    Certified Financial Planner and Member, Institute of
                                                               Certified Financial Planners; and

                                                          -    Registered Representative for Securities with FSC
                                                               Securities Corp., Marietta, Georgia.

 Steven J. Mastrovich              Trustee                -    September 2000 to Present, Global Head of Structured Real
 522 5th Avenue                                                Estate, J.P. Morgan Investment Management
 New York, NY  10036
 Age 45                                                   -    January 2000 to September 2000, Managing Director, HSBC
                                                               Securities (USA) Inc.

                                                          -    From 1998 to 2000, President, Key Global Capital, Inc.;

                                                          -    From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                               (law firm); and

                                                          -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                               Gesmer (law firm).

 Patrick J. Riley                  Trustee                -    Partner, Riley, Burke & Donahue, L.L.P. (law firm).
 One Corporate Place
 55 Ferncroft Road
 Danvers, MA  01923
 Age 53


                                       13

 Richard D. Shirk                   Trustee               -    1996 to Present, Chairman, Cerulean Companies, Inc.;
 Cerulean Companies, Inc.
 P.O. Box 16905                                           -    1992 to March 2001, President and Chief Executive
 Atlanta, GA  16905                                            Officer, Blue Cross/Blue Shield of Georgia;
 Age 56
                                                          -    1993 to Present, Chairman and Board Member, Georgia
                                                               Caring for Children Foundation (private foundation); and

                                                          -    1998 to Present, Board Member, Healthcare Georgia
                                                               Foundation (private foundation)

 Bruce D. Taber                     Trustee               -    Consultant, Computer Simulation, General Electric
 26 Round Top Road                                             Industrial Control Systems.
 Boxford, MA  01921
 Age 58

 Henry W. Todd                      Trustee               -    Chairman, A.M. Todd Group, Inc.
 111 Commerce Drive
 Montgomeryville, PA  18936                               -    President and Director, Zink & Triest Co., Inc. (dealer
 Age 54                                                        in vanilla flavor materials); and

                                                          -    Director, Executive Vice President, Flavorite
                                                               Laboratories.

 J. David Griswold                  Vice President and    -    Assistant Secretary and Associate General Counsel, Frank
 909 A Street                       Secretary                  Russell Investment Management Company, Frank Russell
 Tacoma, WA  98402                                             Capital Inc., Frank Russell Company and Frank Russell
 Age 44                                                        Investments (Delaware), Inc.;

                                                          -    President and Associate General Counsel, Russell Fund
                                                               Distributors, Inc.

                                                          -    Director, Secretary and Associate General Counsel, Frank
                                                               Russell Securities, Inc.;

                                                          -    Secretary, Frank Russell Canada Limited/Limitee.

 Mark E. Swanson                    Treasurer and         -    Director - Funds Administration, Frank Russell Investment
 909 A Street                       Principal Accounting       Management Company and Frank Russell Trust Company; and
 Tacoma, WA  98402                  Officer
 Age 38                                                   -    Treasurer and Chief Accounting Officer, Frank Russell
                                                               Investment Company and Russell Insurance Funds.
---------------------------------- ---------------------- ----------------------------------------------------------------

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

          NAME OF SSgA FUND                AMOUNT OF TOTAL ANNUAL TRUSTEE
                                           COMPENSATION (INCLUDING OUT OF
                                           POCKET EXPENSES) ATTRIBUTABLE
                                           TO EACH FUND FOR THE FISCAL
                                           YEAR ENDED AUGUST 31, 2001
          Money Market
          US Government Money Market
          Disciplined Equity
          S&P 500 Index
          Small Cap
          Yield Plus
          Bond Market
          Emerging Markets
          US Treasury Money Market
          Growth & Income
          Intermediate
          Prime Money Market
          Tax Free Money Market
          International Stock Selection
          Tuckerman Active REIT
          International Growth Opportunities
          High Yield Bond
          Special Equity
          Aggressive Equity
          IAM SHARES
          Intermediate Municipal Bond Fund
          All Life Solutions Funds


CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:

1.   Nature and quality of services rendered. The board considers:

- The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.

- The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.

-    The manner in which the Advisor discharges these services.

-    The financial strength of the Advisor.

- The organization and compensation structure of the Advisor, including staff experience and qualifications.

-    The process by which investment decisions are made.

2. Profitability of the Investment Company to the Advisor. The board considers:

-    The costs to the Advisor of providing each service to the Investment
     Company.

- The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.

- A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.

Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

          2001                        2000                     1999
                                    $807,365                 $704,561


Additionally, Advisor voluntarily agreed to waive up to the full amount of its advisory fees for the fund to the extent that expenses exceed 1.00% of average daily net assets on an annual basis, which amounted to $_______________ in fiscal 2001, $298,667 in fiscal 2000 and $344,227 in fiscal 1999. The Advisor has contractually agreed to the waiver through December 31, 2002.

ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


       2001                        2000                     1999
                                  $85,076                  $64,929


--------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to the international funds:

- Portfolio Administration. $0 up to $100 million--0.05%, $100 million to $200 million--0.03%; over $200 million--.02% (annual charge, billed and payable monthly, based on average daily net assets);

- Global Custody: Comprised of asset charges and transactions charges by country in five different groups. Asset charges ranging from .06% to .40% for the first $50 million and from .05% to .40% over $50 million. Transaction charges ranging from $25 to $150.

- Portfolio Trading (for each line item processed). DTC and Fed book entry trade-$18; electronic DTC trades $9; New York physical settlements--$25; all other trades--$20; option trading and futures trading --$25; option expiration or exercised--$15; third party futures $18;

- Pricing. Monthly pricing fees of $375 per international investment portfolio and from $6 to $11 per security, depending on the type of instrument and the pricing service used;

- Out of Pocket Expenses at Cost. Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

CODES OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.


Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued expenses in the following amount to Distributor for the fiscal period ended August 31:

       2001                        2000                     1999
                                 $39,264                  $36,135


For fiscal 2001, this amount is reflective of the following individual payments:

      Advertising
      Printing
      Compensation to Dealers
      Compensation to Sales Personnel
      Other*

The fund accrued expenses in the following amount to the Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal period ended August 31:

       2001                        2000                     1999
                                  $31,249                  $26,674

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.


                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

The fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and

-----------------------
* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund. The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion or an Investment Portfolio other than such fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

The total brokerage commissions paid by the fund amounted to the following for the fiscal year ended August 31:

       2001                        2000                     1999
                                 $191,624                 $186,483


During the fiscal year ended August 31, 2001, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2001, are as follows:

                                            SECURITIES        COMMISSIONS
                                              ($000)             ($000)
                                         ----------------  -----------------
      JP Morgan Securities, Inc.
      Lehman Brothers Inc.
      Goldman Sachs & Co.
      Merrill Lynch Pierce Fenner
      Bank One Capital
      HSBC Securities Inc.
      Salomon Smith Barney Inc.
      Credit Lyonnais Securities
      Investec Securities
      Credit Suisse First Boston
      Salomon Brothers Inc., New York
      Arnhold & S. Bleichroeder
      Cowen & Co.
      Morgan Stanley & Co., Inc.
      Robert Fleming
      Dresdner Bank AG Frankfurt


                             PRICING OF FUND SHARES


Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve, and therefore limited trading may apply. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.


                                      TAXES


Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               n
         P(1+T)  = ERV
          where: P =        a hypothetical initial payment of $1,000
                 T =        average annual total return
                 n =        number of years
                 ERV =      ending redeemable value of a $1,000 payment made at
                            the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:

     ONE YEAR ENDING     FIVE YEARS         INCEPTION TO
     AUGUST 31, 2001     ENDING AUGUST      AUGUST 31, 2001(1)
                         31, 2001
     ------------------- ------------------ -----------------


-------------
(1) Annualized. The fund commenced operations on March 7, 1995.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET


Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.

                              FINANCIAL STATEMENTS

The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER


MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

        F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

        F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

        Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

        Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

        Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

- Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

- Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

- Non-Investment Grade. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

- Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

        A1+--Obligations supported by the highest capacity for timely repayment.

        A1--Obligations supported by a very strong capacity for timely repayment.

        A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

        B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

        B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

        C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

        D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             AGGRESSIVE EQUITY FUND

                               DECEMBER ____, 2001


This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                              3


DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                          3

   INVESTMENT STRATEGIES                                                  3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                   6
   INVESTMENT RESTRICTIONS                                                8
   TEMPORARY DEFENSIVE POSITION                                           9
   PORTFOLIO TURNOVER                                                    10

MANAGEMENT OF THE FUND                                                   10

   BOARD OF TRUSTEES AND OFFICERS                                        10
   COMPENSATION                                                          12
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                13

INVESTMENT ADVISORY AND OTHER SERVICES                                   14

   ADVISOR                                                               14
   ADMINISTRATOR                                                         14
   CUSTODIAN AND TRANSFER AGENT                                          16
   DISTRIBUTOR                                                           16
   CODES OF ETHICS                                                       16
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS              16
   INDEPENDENT ACCOUNTANTS                                               18
   LEGAL COUNSEL                                                         18

BROKERAGE PRACTICES AND COMMISSIONS                                      18


PRICING OF FUND SHARES                                                   20


TAXES                                                                    21


CALCULATION OF PERFORMANCE DATA                                          22


ADDITIONAL INFORMATION                                                   22

   SHAREHOLDER MEETINGS                                                  22
   CAPITALIZATION AND VOTING                                             23
   FEDERAL LAW AFFECTING STATE STREET                                    23
   PROXY VOTING POLICY                                                   23

FINANCIAL STATEMENTS                                                     23

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1),in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following:
(a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

-----------------------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.




CONVERTIBLE SECURITIES. The fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


RUSSELL 3000(R)INDEX. Measures the performance of the 3,000 largest U.S. companies based on total market capitalization.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental and restrictions 9 through 11 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

9. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.


With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The portfolio turnover rate for the fund for each of the fiscal years ended August 31 was:


        ----------------------------      -----------------------        ----------------------
        2001                              2000                           1999*
        ----------------------------      -----------------------        ----------------------
                                          336.60%                        179.56%
        ----------------------------      -----------------------        ----------------------


*For the period December 30, 1998 (commencement of operations) to August 31,
1999.

The increase in portfolio turnover between 1999 and 2000 is due to: (1) 1999 short period of operations and (2) buying and selling of initial public offerings in 2000.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

      -------------------------------    ------------------------  ---------------------------------------------------------------
      NAME, ADDRESS AND AGE              POSITION(S) WITH SSgA     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                         FUNDS
      -------------------------------    ------------------------  ---------------------------------------------------------------
       Lynn L. Anderson                  Trustee (Interested       -    Vice Chairman, Frank Russell Company;
       909 A Street                      Person of the SsgA        -    Chairman of the Board and Chief Executive Officer,
       Tacoma, WA  98402                 funds as defined in            Frank Russell Investment Management Company and Russell
       Age 62                            the 1940 Act), Chairman        Fund Distributors, Inc.;
                                         of the Board and          -    Chairman of the Board, Frank Russell Trust Company;
                                         President                 -    Trustee, President and Chief Executive Officer, Frank
                                                                        Russell Investment Company and Russell Insurance Funds;
                                                                        and
                                                                   -    Director, Russell Insurance Agency, Inc., Frank Russell
                                                                        Investments (Ireland) Limited, Frank Russell Investment
                                                                        Company plc; Frank Russell Investment Company II plc,
                                                                        Frank Russell Investment Company III plc, Frank Russell
                                                                        Institutional Funds plc, Frank Russell Qualifying
                                                                        Investor Fund, and Frank Russell Investments (Cayman)
                                                                        Ltd.
      -------------------------------    ------------------------  ---------------------------------------------------------------
       William L. Marshall                Trustee                  -    Chief Executive Officer and President, Wm. L.
       33 West Court Street                                             Marshall Associates, Inc., Wm. L. Marshall Companies,
       Doylestown, PA 18901                                             Inc. and the Marshall Financial Group (a registered
       Age 59                                                           investment advisor and provider of financial and related
                                                                        consulting services);
                                                                   -    Certified Financial Planner and Member, Institute of
                                                                        Certified Financial Planners; and
                                                                   -    Registered Representative for Securities with FSC
                                                                        Securities Corp., Marietta, Georgia.
      -------------------------------    ------------------------  ---------------------------------------------------------------
       Steven J. Mastrovich               Trustee                  -    September 2000 to Present, Global Head of Structured
       522 5th Avenue                                                   Real Estate, J.P. Morgan Investment Management
       New York, NY  10036                                         -    January 2000 to September 2000, Managing Director,
       Age 45                                                           HSBC Securities (USA) Inc.
                                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                                        Inc.;
                                                                   -    From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                                        (law firm); and
                                                                   -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                                        Gesmer (law firm).
      -------------------------------    ------------------------  ---------------------------------------------------------------
       Patrick J. Riley                   Trustee                  -    Partner, Riley, Burke & Donahue, L.L.P. (law firm).
       One Corporate Place
       55 Ferncroft Road
       Danvers, MA  01923
       Age 53
      -------------------------------    ------------------------  ---------------------------------------------------------------
       Richard D. Shirk                   Trustee                  -    1996 to Present, Chairman, Cerulean Companies, Inc.;
       Cerulean Companies, Inc.                                    -    1992 to March 2001, President and Chief Executive
       P.O. Box 16905                                                   Officer, Blue Cross/Blue Shield of Georgia;
       Atlanta, GA  16905                                          -    1993 to Present, Chairman and Board Member, Georgia
                                                                        Caring for Children Foundation (private foundation); and
      -------------------------------    ------------------------  ---------------------------------------------------------------


                                           11

      -------------------------------    ------------------------  ---------------------------------------------------------------
       Age 56                                                      -    1998 to Present, Board Member, Healthcare Georgia
                                                                        Foundation (private foundation)
      -------------------------------    ------------------------  ---------------------------------------------------------------
       Bruce D. Taber                     Trustee                  -    Consultant, Computer Simulation, General Electric
       26 Round Top Road                                                Industrial Control Systems.
       Boxford, MA  01921
       Age 58
      -------------------------------    ------------------------  ---------------------------------------------------------------
       Henry W. Todd                      Trustee                  -    Chairman, A.M. Todd Group, Inc.
       111 Commerce Drive                                          -    President and Director, Zink & Triest Co., Inc.
       Montgomeryville, PA  18936                                       (dealer in vanilla flavor materials); and
       Age 54                                                      -    Director, Executive Vice President, Flavorite
                                                                        Laboratories.
      -------------------------------    ------------------------  ---------------------------------------------------------------
       J. David Griswold                 Vice President and        -    Assistant Secretary and Associate General Counsel,
       909 A Street                      Secretary                      Frank Russell Investment Management Company, Frank
       Tacoma, WA  98402                                                Russell Capital Inc., Frank Russell Company and Frank
       Age 44                                                           Russell Investments (Delaware), Inc.;
                                                                   -    President and Associate General Counsel, Russell Fund
                                                                        Distributors, Inc.
                                                                   -    Director, Secretary and Associate General Counsel,
                                                                        Frank Russell Securities, Inc.;
                                                                   -    Secretary, Frank Russell Canada Limited/Limitee.
      -------------------------------    ------------------------  ---------------------------------------------------------------
       Mark E. Swanson                   Treasurer and             -    Director - Funds Administration, Frank Russell
       909 A Street                      Principal Accounting           Investment Management Company and Frank Russell Trust
       Tacoma, WA  98402                 Officer                        Company; and
       Age 38                                                      -    Treasurer and Chief Accounting Officer, Frank Russell
                                                                        Investment Company and Russell Insurance Funds.
      -------------------------------    ------------------------  ---------------------------------------------------------------


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

       ------------------------------------------   --------------------------------------------
          NAME OF SSgA FUND                         AMOUNT OF TOTAL ANNUAL TRUSTEE
                                                    COMPENSATION (INCLUDING OUT OF POCKET
                                                    EXPENSES) ATTRIBUTABLE TO EACH FUND
                                                    FOR THE FISCAL YEAR ENDED AUGUST 31,
                                                    2001
       ------------------------------------------   --------------------------------------------
           Money Market
       ------------------------------------------   --------------------------------------------
           US Government Money Market
       ------------------------------------------   --------------------------------------------
           Disciplined Equity
       ------------------------------------------   --------------------------------------------
           S&P 500 Index
       ------------------------------------------   --------------------------------------------
           Small Cap
       ------------------------------------------   --------------------------------------------
           Yield Plus
       ------------------------------------------   --------------------------------------------
           Bond Market
       ------------------------------------------   --------------------------------------------
           Emerging Markets
       ------------------------------------------   --------------------------------------------
           US Treasury Money Market
       ------------------------------------------   --------------------------------------------
           Growth & Income
       ------------------------------------------   --------------------------------------------
           Intermediate
       ------------------------------------------   --------------------------------------------
           Prime Money Market
       ------------------------------------------   --------------------------------------------
           Tax Free Money Market
       ------------------------------------------   --------------------------------------------
           International Stock Selection
       ------------------------------------------   --------------------------------------------
           Tuckerman Active REIT
       ------------------------------------------   --------------------------------------------
           International Growth Opportunities
       ------------------------------------------   --------------------------------------------
           High Yield Bond
       ------------------------------------------   --------------------------------------------
           Special Equity
       ------------------------------------------   --------------------------------------------
           Aggressive Equity
       ------------------------------------------   --------------------------------------------
           IAM SHARES
       ------------------------------------------   --------------------------------------------
           Intermediate Municipal Bond Fund
       ------------------------------------------   --------------------------------------------
           All Life Solutions Funds
       ------------------------------------------   --------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001
[date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:



-

                      INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR


SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.


The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:


1.   Nature and quality of services rendered. The board considers:


     - The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.


     - The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.


     -    The manner in which the Advisor discharges these services.


     -    The financial strength of the Advisor.


     - The organization and compensation structure of the Advisor, including staff experience and qualifications.


     -    The process by which investment decisions are made.


2. Profitability of the Investment Company to the Advisor. The board considers:


     - The costs to the Advisor of providing each service to the Investment Company.


     - The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.


     - A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


        ------------------------------    -------------------------     -------------------------
        2001                              2000                          1999*
        ------------------------------    -------------------------     -------------------------
                                          $78,910                       $34,124
        ------------------------------    -------------------------     -------------------------


*For the period December 30, 1998 (commencement of operations) to August 31,
1999.


The Advisor has agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2002. This reimbursement amounted to $_______________ in fiscal 2001, $79,028 in fiscal 2000, and $43,969 in fiscal 1999.


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.


In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.


The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.




The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


        ------------------------------    -------------------------     -------------------------
        2001                              2000                          1999*
        ------------------------------    -------------------------     -------------------------
                                          $13,783                       $1,463
        ------------------------------    -------------------------     -------------------------


*For the period December 30, 1998 (commencement of operations) to August 31,
1999.



------------------------------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT


State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);


- Portfolio Trading (per transaction). Fed book entry trade-$10; DTC trade $6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;


- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used


-    Yield Calculation. $350 per fund per month;


- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed.


- Out of Pocket Expenses at Cost. Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.


For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.


CODES OF ETHICS


The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.


Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to the Distributor for the fiscal years ended August 31:

        ------------------------------    -------------------------     -------------------------
        2001                              2000                          1999*
        ------------------------------    -------------------------     -------------------------
                                          $5,413                        $1,102
        ------------------------------    -------------------------     -------------------------


*For the period December 30, 1998 to August 31, 1999.


For fiscal 2001, these amounts are reflective of the following individual payments:


       Advertising
       Printing
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)


The fund accrued expenses in the following amount to Advisor under a Service Agreement pursuant to Rule 12b-1 for the fiscal years ended August 31:


        ------------------------------    -------------------------     -------------------------
        2001                              2000                          1999*
        ------------------------------    -------------------------     -------------------------
                                          $565                          $4
        ------------------------------    -------------------------     -------------------------


*For the period December 30, 1998 (commencement of operations) to August 31,
1999.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL


Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.


                      BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

The fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of


--------------------------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.


The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund. The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion or an Investment Portfolio other than such fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

The total brokerage commissions paid by the fund amounted to the following for the fiscal years ended August 31:


        ---------------------------       ------------------------       --------------------
        2001                              2000                           1999*
        ---------------------------       ------------------------       --------------------
                                           $43,155                        $20,280
        ---------------------------       ------------------------       --------------------


*For the period December 30, 1998 (commencement of operations) to August 31,
1999.

Of the total brokerage commissions paid by the fund, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:


        ---------------------------       ------------------------       --------------------
        2001                              2000                           1999*
        ---------------------------       ------------------------       --------------------
                                           $11,279                        $12,118
        ---------------------------       ------------------------       --------------------


*For the period December 30, 1998 (commencement of operations) to August 31,
1999


The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was ___% for the fiscal year ended August 31, 2001. No other affiliate broker-dealer received commissions for the fiscal year ended August 31, 2001.


During the fiscal year ended August 31, 2001, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2001, are as follows:


                                                                   SECURITIES                  COMMISSIONS
                                                                     ($000)                      ($000)
                                                             ---------------------------------------------------
       Troster Singer Stevens
       Goldman Sachs & Co.
       Merrill Lynch Pierce Fenner
       Morgan Stanley & Co. Inc.
       Credit Suisse First Boston
       Lehman Brothers Inc.
       Knight Securities
       Salomon Smith Barney Inc.
       Herzog Heine Geduld Inc.
       Cantor Fitzgerald & Co.
       State Street Brokerage
       Fidelity
       BONY ESI Securities Co.
       Paine Webber Inc.
       Williams Capital Group
       Cathay Financial Corp.
       Investment Technology
       Charles Schwab & Co. Inc.


                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve, and therefore limited trading may apply. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.


Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the

Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA


The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                 n
           P(1+T)  = ERV

            where:  P =          a hypothetical initial payment of $1,000

                    T =          average annual total return

                    n =          number of years

                    ERV =        ending redeemable value of a $1,000
                                 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:


          -----------------------   ---------------------
           ONE YEAR ENDING AUGUST   INCEPTION TO AUGUST
           31, 2001                 31, 2001(1)
          -----------------------   ---------------------

          -----------------------   ---------------------


------------------------
(1)  Annualized. The fund commenced operations on December 30, 1998.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.

                              FINANCIAL STATEMENTS


The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                BOND MARKET FUND

                               DECEMBER ____, 2001

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                               3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                           3

  INVESTMENT STRATEGIES                                                    3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                     7
  INVESTMENT RESTRICTIONS                                                 10
  TEMPORARY DEFENSIVE POSITION                                            11
  PORTFOLIO TURNOVER                                                      11

MANAGEMENT OF THE FUND                                                    12

  BOARD OF TRUSTEES AND OFFICERS                                          12
  COMPENSATION                                                            14
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                  15

INVESTMENT ADVISORY AND OTHER SERVICES                                    15

  ADVISOR                                                                 15
  ADMINISTRATOR                                                           16
  CUSTODIAN AND TRANSFER AGENT                                            17
  DISTRIBUTOR                                                             17
  CODES OF ETHICS                                                         17
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                18
  INDEPENDENT ACCOUNTANTS                                                 19
  LEGAL COUNSEL                                                           19

BROKERAGE PRACTICES AND COMMISSIONS                                       19

PRICING OF FUND SHARES                                                    21

TAXES                                                                     21

CALCULATION OF PERFORMANCE DATA                                           22

ADDITIONAL INFORMATION                                                    23

  SHAREHOLDER MEETINGS                                                    23
  CAPITALIZATION AND VOTING                                               23
  FEDERAL LAW AFFECTING STATE STREET                                      24
  PROXY VOTING POLICY                                                     24

FINANCIAL STATEMENTS                                                      24

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                              25

  RATINGS OF DEBT INSTRUMENTS                                             25
  RATINGS OF COMMERCIAL PAPER                                             25

                                  FUND HISTORY


SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

              DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

The fund will measure its performance against The Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is made up of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/Corporate Bond Index includes the Government and Corporate Bond Indices. The Index includes all public obligations of the US Treasury (excluding flower bonds and foreign-targeted issues); all publicly issued debt of US Government agencies and quasi-federal corporations; corporate debt guaranteed by the US Government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar denominated, SEC registered corporate debt. Corporate sectors include, but are not limited to, industrial, finance, utility and Yankee. Included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies or international agencies.

The mortgage component of the Lehman Brothers Aggregate Bond Index includes 15- and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC, and FNMA. Balloons are included in the index. The Asset-Backed Index is composed of credit card, auto and home equity loans (pass-throughs, bullets and controlled amortization structures). All securities have an average life of at least one year.

The fund may invest in the following instruments:

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.


--------------------------------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.

Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies that have a rate of interest subject to adjustment at regular intervals but less frequently than annually or
(5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

    1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

    2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

    3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.




PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

THE LEHMAN BROTHERS AGGREGATE BOND INDEX. The Bond Fund will measure its performance against the Lehman Brothers Aggregate Bond Index (the "LBAB Index"). The fund also intends to maintain an average maturity and duration similar to that of the LBAB Index. The duration of the LBAB Index as of August 31, 2001 was _____ years. The LBAB Index is made up of the Government/Credit Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/Credit Bond Index includes the Government and Corporate Bond Indices. The LBAB Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues in the LBAB Index have at least one year to maturity and an outstanding par value of at least $150 million.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions, restrictions 1 through 9 are fundamental and restrictions 10 through 13 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

    4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

    5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

    6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

    7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

    8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

    10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

    11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    12. Make investments for the purpose of gaining control of an issuer's management.

    13. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The portfolio turnover rate for the fund for the fiscal years ended August 31 was:

       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    248.34%                  327.83%

The decrease in portfolio turnover between 1999 and 2000 is due to the stabilization of the fund's asset size and a strategy resulting in reduced exposure to corporate bonds and a decrease in trading of issues.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

     ------------------------------------------------------------------------------------------------------------
      NAME, ADDRESS AND AGE       POSITION(S) WITH         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                  SSgA FUNDS
     ------------------------------------------------------------------------------------------------------------
      Lynn L. Anderson            Trustee (Interested       -   Vice Chairman, Frank Russell Company;
      909 A Street                Person of the SSgA        -   Chairman of the Board and Chief Executive
      Tacoma, WA  98402           funds as defined in           Officer, Frank Russell Investment Management
      Age 62                      the 1940 Act),                Company and Russell Fund Distributors, Inc.;
                                  Chairman of the           -   Chairman of the Board, Frank Russell Trust
                                  Board and President           Company;
                                                            -   Trustee, President and Chief Executive
                                                                Officer, Frank Russell Investment Company and
                                                                Russell Insurance Funds; and
                                                            -   Director, Russell Insurance Agency, Inc.,
                                                                Frank Russell Investments (Ireland) Limited,
                                                                Frank Russell Investment Company plc; Frank
                                                                Russell Investment Company II plc, Frank
                                                                Russell Investment Company III plc, Frank Russell
                                                                Institutional Funds plc, Frank Russell Qualifying
                                                                Investor Fund, and Frank Russell Investments
                                                                (Cayman) Ltd.

      William L. Marshall         Trustee                   -   Chief Executive Officer and President, Wm.
      33 West Court Street                                      L. Marshall Associates, Inc., Wm. L. Marshall
      Doylestown, PA 18901                                      Companies, Inc. and the Marshall Financial
      Age 59                                                    Group (a registered investment advisor and
                                                                provider of financial and related consulting
                                                                services);
                                                            -   Certified Financial Planner and Member,
                                                                Institute of Certified Financial Planners; and
                                                            -   Registered Representative for Securities
                                                                with FSC Securities Corp., Marietta, Georgia.

      Steven J. Mastrovich        Trustee                   -   September 2000 to Present, Global Head of
      522 5th Avenue                                            Structured Real Estate, J.P. Morgan Investment
      New York, NY  10036                                       Management
      Age 45                                                -   January 2000 to September 2000, Managing
                                                                Director, HSBC Securities (USA) Inc.
                                                            -   From 1998 to 2000, President, Key Global
                                                                Capital, Inc.;
                                                            -   From 1997 to 1998, Partner, Squire,
                                                                Sanders & Dempsey (law firm); and
                                                            -   From 1994 to 1997, Partner, Brown, Rudnick,
                                                                Freed & Gesmer (law firm).

      Patrick J. Riley            Trustee                   -   Partner, Riley, Burke & Donahue, L.L.P.
      One Corporate Place                                       (law firm).
      55 Ferncroft Road
      Danvers, MA  01923
      Age 53

      Richard D. Shirk            Trustee                   -   1996 to Present, Chairman, Cerulean
      Cerulean Companies, Inc.                                  Companies, Inc.;
      P.O. Box 16905                                        -   1992 to March 2001, President and Chief
      Atlanta, GA  16905                                        Executive Officer, Blue Cross/Blue Shield of
      Age 56                                                    Georgia;
                                                            -   1993 to Present, Chairman and Board
                                                                Member, Georgia Caring for Children Foundation
                                                                (private foundation); and

                                                            -   1998 to Present, Board Member, Healthcare
                                                                Georgia Foundation (private foundation)

      Bruce D. Taber              Trustee                   -   Consultant, Computer Simulation, General
      26 Round Top Road                                         Electric Industrial Control Systems.
      Boxford, MA  01921
      Age 58

      Henry W. Todd               Trustee                   -   Chairman, A.M. Todd Group, Inc.
      111 Commerce Drive                                    -   President and Director, Zink & Triest Co.,
      Montgomeryville, PA  18936                                Inc. (dealer in vanilla flavor materials); and
      Age 54                                                -   Director, Executive Vice President,
                                                                Flavorite Laboratories.

      J. David Griswold           Vice President            -   Assistant Secretary and Associate General
      909 A Street                and Secretary                 Counsel, Frank Russell Investment Management
      Tacoma, WA  98402                                         Company, Frank Russell Capital Inc., Frank
      Age 44                                                    Russell Company and Frank Russell Investments
                                                                (Delaware), Inc.;
                                                            -   President and Associate General Counsel,
                                                                Russell Fund Distributors, Inc.
                                                            -   Director, Secretary and Associate General
                                                                Counsel, Frank Russell Securities, Inc.;
                                                            -   Secretary, Frank Russell Canada
                                                                Limited/Limitee.

      Mark E. Swanson             Treasurer and             -   Director - Funds Administration, Frank
      909 A Street                Principal                     Russell Investment Management Company and
      Tacoma, WA  98402           Accounting                    Frank Russell Trust Company; and
      Age 38                      Officer                   -   Treasurer and Chief Accounting Officer,
                                                                Frank Russell Investment Company and Russell
                                                                Insurance Funds.


COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

         ------------------------------------------------------------------
         NAME OF SSgA FUND                 AMOUNT OF TOTAL ANNUAL TRUSTEE
                                           COMPENSATION (INCLUDING OUT OF
                                           POCKET EXPENSES) ATTRIBUTABLE
                                           TO EACH FUND FOR THE FISCAL
                                           YEAR ENDED AUGUST 31, 2001
         ------------------------------------------------------------------
          Money Market

          US Government Money Market

          Disciplined Equity

          S&P 500 Index

          Small Cap

          Yield Plus

          Bond Market

          Emerging Markets

          US Treasury Money Market

          Growth & Income

          Intermediate

          Prime Money Market

          Tax Free Money Market

          International Stock Selection

          Tuckerman Active REIT

          International Growth Opportunities

          High Yield Bond

          Special Equity

          Aggressive Equity

          IAM SHARES

          Intermediate Municipal Bond Fund

          All Life Solutions Funds

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:

1.   Nature and quality of services rendered.  The board considers:

      - The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.

      - The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.

      -   The manner in which the Advisor discharges these services.

      -   The financial strength of the Advisor.

      - The organization and compensation structure of the Advisor, including staff experience and qualifications.

      -   The process by which investment decisions are made.

2. Profitability of the Investment Company to the Advisor. The board considers:

      - The costs to the Advisor of providing each service to the Investment Company.

      - The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.

      - A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.

Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    $871,117                 $658,662


Additionally, the Advisor voluntarily agreed to reimburse the fund for all expenses in excess of .50% of average daily net assets on an annual basis, which amounted to $_______________ in fiscal 2001, $0 in fiscal 2000 and $0 in fiscal 1999. The Advisor has contractually agreed to this reimbursement through December 31, 2002.

ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    $101,795                 $68,425


-----------------------------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

 - Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

 - Portfolio Trading (per transaction). Fed book entry trade-$10; DTC trade $6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

 - Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used

 -   Yield Calculation. $350 per fund per month;

 - Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed.

 - Out of Pocket Expenses at Cost. Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

CODES OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to Distributor for the fiscal years ended August 31:

       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    $92,985                  $75,956

For fiscal 2001, these amounts are reflective of the following individual payments:


      Advertising
      Printing
      Compensation to Dealers
      Compensation to Sales Personnel
      Other(1)



The fund accrued expenses in the following amount to Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal years ended August 31:

       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    $80,521                  $64,379


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.


                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to


--------------------------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

During the fiscal year ended August 31, 2001, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2001, are as follows:


                                                      ($000)
                                                 ----------------
      JP Morgan Securities Inc.
      Merrill Lynch Pierce Fenner
      Goldman Sachs & Co.
      Lehman Brothers Inc.
      Paine Webber
      Salomon Smith Barney Inc.
      Credit Suisse First Boston
      Donaldson Lufkin & Jenrette
      Bank of America
      Barclays Bank

The Bond Market Fund normally does not pay a stated brokerage commission on transactions.


                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve, and therefore limited trading may apply. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

At August 31, 2001, the fund had a net tax basis capital loss carryover of $__________, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2009. As permitted by tax regulations, the fund intends to defer a net realized capital loss of $6,556,689 from November 1, 1999 to August 31, 2000, and treat it as arising in the fiscal year 2001.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.


                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               n
         P(1+T)  = ERV
          where: P =     a hypothetical initial payment of $1,000
                 T =     average annual total return
                 n =     number of years
                 ERV =   ending redeemable value of a $1,000 payment made at the
                         beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


The average annual total return for the fund is as follows:

         -------------------------------------------------
         ONE YEAR ENDING          INCEPTION TO
         AUGUST 31, 2001          AUGUST 31, 2001(1)
         -------------------------------------------------
         -------------------------------------------------


Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                          6
         YIELD = 2[(a-b+1) -1]
                    ---
                    Cd

         where: A =   dividends and interests earned during the period

                B =   expenses accrued for the period (net of reimbursements);

                C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

                D = the maximum offering price per share on the last day of the period.


The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

The current 30-day yield (annualized) for the fund for the period ended
August 31, 2001, was    _______%.


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the

-----------------------------
(1) Annualized. The fund commenced operations on February 7, 1996.

Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS

The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS


RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            -   Leading market positions in well-established industries.
            -   High rates of return on funds employed.
            - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
            - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
            - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

        F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

        F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

        Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

        Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

        Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  - Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  - Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  - Non-Investment Grade. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  - Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

        A1+--Obligations supported by the highest capacity for timely repayment.

        A1--Obligations supported by a very strong capacity for timely repayment.

        A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

        B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

        B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

        C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

        D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                              EMERGING MARKETS FUND

                               DECEMBER ____, 2001

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS
FUND HISTORY                                                                 3


DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                             3

  INVESTMENT STRATEGIES                                                      3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                       7
  INVESTMENT RISKS                                                           9
  INVESTMENT RESTRICTIONS                                                   10
  TEMPORARY DEFENSIVE POSITION                                              12
  PORTFOLIO TURNOVER                                                        12

MANAGEMENT OF THE FUND                                                      12

  BOARD OF TRUSTEES AND OFFICERS                                            12
  COMPENSATION                                                              14
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                    15

INVESTMENT ADVISORY AND OTHER SERVICES                                      16

  ADVISOR                                                                   16
  ADMINISTRATOR                                                             16
  CUSTODIAN AND TRANSFER AGENT                                              18
  DISTRIBUTOR                                                               18
  CODES OF ETHICS                                                           18
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                  18
  INDEPENDENT ACCOUNTANTS                                                   20
  LEGAL COUNSEL                                                             20

BROKERAGE PRACTICES AND COMMISSIONS                                         20


PRICING OF FUND SHARES                                                      22


TAXES                                                                       23


CALCULATION OF PERFORMANCE DATA                                             24


ADDITIONAL INFORMATION                                                      25

  SHAREHOLDER MEETINGS                                                      25
  CAPITALIZATION AND VOTING                                                 25
  FEDERAL LAW AFFECTING STATE STREET                                        25
  PROXY VOTING POLICY                                                       25

FINANCIAL STATEMENTS                                                        25


APPENDIX - DESCRIPTION OF SECURITIES RATINGS                                26

                                  FUND HISTORY


SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.


                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES


To the extent consistent with its fundamental investment objective and restrictions, the fund may invest in the following instruments and utilize the following investment techniques:

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.




---------------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

INTEREST RATE SWAPS. The fund may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by the fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio and to protect against any increase in the price of securities it anticipates purchasing at a later date. The fund intends to use these transactions as a hedge and not as a speculative investment.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an advisor using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared to what it would have been if this investment technique was not used.

A fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the funds are contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund contractually entitled to receive. Since interest rate swaps are individually negotiated, the fund expects to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

AMERICAN DEPOSITORY RECEIPTS (ADRS). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

FOREIGN CURRENCY. The funds have authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Emerging Markets and International Stock Selection Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency notes when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The funds may not hedge their positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 10% of the value of its assets committed to such contracts. No fund will enter into a forward contract with a term of more than one year.

RISKS OF FOREIGN CURRENCY. The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. The fund attempts to buy and sell foreign currencies on favorable terms. Price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country.

CONVERTIBLE SECURITIES. The fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

DEBT SECURITIES. The fund may also invest in debt securities, including instruments issued by emerging market companies, governments and their agencies. Other debt will typically represent less than 5% of the fund's assets. The fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES


The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New
York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money"
(current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities.
A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


INVESTMENT RISKS


Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) Volatile social, political and economic conditions can cause investments in emerging or developing markets exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Such price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. These restrictions apply at the time an investment is made. The fund will not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, emerging market governments, their agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

    3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

    4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, emerging markets governments, their agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

    5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

    6. Purchase or sell commodities or commodity futures contracts or option on a futures contract except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, more than 10% of the fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

    7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

    8. Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

    9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

    10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the fund's total assets.

    11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

    12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

    13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    14. Make investments for the purpose of gaining control of an issuer's management.

    15. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the fund's net assets. Included in such amount, but not to exceed 2% of the value of the fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION


For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

In addition, the fund trades more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for the fund. However, the fund does not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions.

The portfolio turnover rate for the fund for each of the fiscal years ended August 31 was:


       2001                  2000                 1999
       --------------------- -------------------- ---------------------
                               55.62%               39.64%


                             MANAGEMENT OF THE FUND


BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.



     NAME, ADDRESS AND AGE        POSITION(S) WITH   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                  SSgA FUNDS
     ---------------------------- ------------------ ----------------------------------------------------
      Lynn L. Anderson            Trustee            -   Vice Chairman, Frank Russell Company;
      909 A Street                (Interested        -   Chairman of the Board and Chief Executive
      Tacoma, WA  98402           Person of the          Officer, Frank Russell Investment Management
      Age 62                      SSgA funds as          Company and Russell Fund Distributors, Inc.;
                                  defined in the     -   Chairman of the Board, Frank Russell Trust
                                  1940 Act),             Company;
                                  Chairman of the    -   Trustee, President and Chief Executive
                                  Board and              Officer, Frank Russell Investment Company and
                                  President              Russell Insurance Funds; and
                                                     -   Director, Russell Insurance Agency, Inc.,
                                                         Frank Russell Investments (Ireland) Limited,
                                                         Frank Russell Investment Company plc; Frank
                                                         Russell Investment Company II plc, Frank Russell
                                                         Investment Company III plc, Frank Russell
                                                         Institutional Funds plc, Frank Russell
                                                         Qualifying Investor Fund, and Frank Russell
                                                         Investments (Cayman) Ltd.

      William L. Marshall         Trustee            -   Chief Executive Officer and President, Wm.
      33 West Court Street                               L. Marshall Associates, Inc., Wm. L. Marshall
      Doylestown, PA 18901                               Companies, Inc. and the Marshall Financial
      Age 59                                             Group (a registered investment advisor and
                                                         provider of financial and related consulting
                                                         services);
                                                     -   Certified Financial Planner and Member,
                                                         Institute of Certified Financial Planners; and
                                                     -   Registered Representative for Securities
                                                         with FSC Securities Corp., Marietta, Georgia.

      Steven J. Mastrovich        Trustee            -   September 2000 to Present, Global Head of
      522 5th Avenue                                     Structured Real Estate, J.P. Morgan Investment
      New York, NY  10036                                Management
      Age 45                                         -   January 2000 to September 2000, Managing
                                                         Director, HSBC Securities (USA) Inc.
                                                     -   From 1998 to 2000, President, Key Global
                                                         Capital, Inc.;
                                                     -   From 1997 to 1998, Partner, Squire,
                                                         Sanders & Dempsey (law firm); and
                                                     -   From 1994 to 1997, Partner, Brown,
                                                         Rudnick, Freed & Gesmer (law firm).

      Patrick J. Riley            Trustee            -   Partner, Riley, Burke & Donahue, L.L.P.
      One Corporate Place                                (law firm).
      55 Ferncroft Road
      Danvers, MA  01923
      Age 53

      Richard D. Shirk            Trustee            -   1996 to Present, Chairman, Cerulean
      Cerulean Companies, Inc.                           Companies, Inc.;
                                                     -   1992 to March 2001, President and Chief
                                                         Executive


     NAME, ADDRESS AND AGE        POSITION(S) WITH   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                  SSgA FUNDS
     ---------------------------- ------------------ ----------------------------------------------------
      P.O. Box 16905                                     Officer, Blue Cross/Blue Shield of
      Atlanta, GA  16905                                 Georgia;
      Age 56                                          -  1993 to Present, Chairman and Board
                                                         Member, Georgia Caring for Children Foundation
                                                         (private foundation); and
                                                      -  1998 to Present, Board Member, Healthcare
                                                         Georgia Foundation (private foundation)

      Bruce D. Taber              Trustee             -  Consultant, Computer Simulation, General
      26 Round Top Road                                  Electric Industrial Control Systems.
      Boxford, MA  01921
      Age 58

      Henry W. Todd               Trustee             -  Chairman, A.M. Todd Group, Inc.
      111 Commerce Drive                              -  President and Director, Zink & Triest Co.,
      Montgomeryville, PA  18936                         Inc. (dealer in vanilla flavor materials); and
      Age 54                                          -  Director, Executive Vice President,
                                                         Flavorite Laboratories.

      J. David Griswold           Vice President      -  Assistant Secretary and Associate General
      909 A Street                and Secretary          Counsel, Frank Russell Investment Management
      Tacoma, WA  98402                                  Company, Frank Russell Capital Inc., Frank
      Age 44                                             Russell Company and Frank Russell Investments
                                                         (Delaware), Inc.;
                                                      -  President and Associate General Counsel,
                                                         Russell Fund Distributors, Inc.
                                                      -  Director, Secretary and Associate General
                                                         Counsel, Frank Russell Securities, Inc.;
                                                      -  Secretary, Frank Russell Canada
                                                         Limited/Limitee.

      Mark E. Swanson             Treasurer and       -  Director - Funds Administration, Frank
      909 A Street                Principal              Russell Investment Management Company and
      Tacoma, WA  98402           Accounting             Frank Russell Trust Company; and
      Age 38                      Officer             -  Treasurer and Chief Accounting Officer,
                                                         Frank Russell Investment Company and Russell
                                                         Insurance Funds.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.


          NAME OF SSgA FUND                 AMOUNT OF TOTAL ANNUAL TRUSTEE
                                            COMPENSATION (INCLUDING OUT OF
                                            POCKET EXPENSES) ATTRIBUTABLE
                                            TO EACH FUND FOR THE FISCAL
                                            YEAR ENDED AUGUST 31, 2001
          --------------------------------- --------------------------------
          Money Market

          US Government Money Market

          Disciplined Equity

          S&P 500 Index

          Small Cap

          Yield Plus

          Bond Market

          Emerging Markets

          US Treasury Money Market

          Growth & Income

          Intermediate

          Prime Money Market

          Tax Free Money Market

          International Stock Selection

          Tuckerman Active REIT

          International Growth
          Opportunities

          High Yield Bond

          Special Equity

          Aggressive Equity

          IAM SHARES

          Intermediate Municipal Bond
          Fund

          All Life Solutions Funds

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-

                     INVESTMENT ADVISORY AND OTHER SERVICES


ADVISOR


SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:

1.   Nature and quality of services rendered.  The board considers:
     - The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.
     - The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.
     -  The manner in which the Advisor discharges these services.
     -  The financial strength of the Advisor.
     - The organization and compensation structure of the Advisor, including staff experience and qualifications.
     -  The process by which investment decisions are made.

2. Profitability of the Investment Company to the Advisor. The board considers:
     - The costs to the Advisor of providing each service to the Investment Company.
     - The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.
     - A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.

Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

       2001                  2000                 1999
       --------------------- -------------------- ---------------------
                              $2,820,683           $2,037,694


Effective November 1, 1995, the Advisor voluntarily agreed to reimburse the fund for all expenses in excess of 1.25% of average daily net assets. The Advisor has contractually agreed to this reimbursement through December 31, 2002. This reimbursement amounted to $_______________ in fiscal 2001, $460,085 in fiscal 2000 and $243,835 in fiscal 1999.


ADMINISTRATOR


Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


       2001                  2000                 1999
       --------------------- -------------------- ---------------------
                              $269,559             $187,953


---------------------

(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT


State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to the international funds:

- Portfolio Administration. $0 up to $100 million--0.05%, $100 million to $200 million--0.03%; over $200 million--.02% (annual charge, billed and payable monthly, based on average daily net assets);

- Global Custody: Comprised of asset charges and transactions charges by country in five different groups. Asset charges ranging from .06% to .40% for the first $50 million and from .05% to .40% over $50 million. Transaction charges ranging from $25 to $150.

- Portfolio Trading (for each line item processed). DTC and Fed book entry trade-$18; electronic DTC trades $9; New York physical settlements--$25; all other trades--$20; option trading and futures trading --$25; option expiration or exercised--$15; third party futures $18;

- Pricing. Monthly pricing fees of $375 per international investment portfolio and from $6 to $11 per security, depending on the type of instrument and the pricing service used;

- Out of Pocket Expenses at Cost. Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR


Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

CODES OF ETHICS


The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS


DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to the Distributor for the fiscal years ended August 31:


       2001                  2000                 1999
       --------------------- -------------------- ---------------------
                              $330,023             $231,395


For fiscal 2001, these amounts are reflective of the following individual payments:

      Advertising
      Printing
      Compensation to Dealers
      Compensation to Sales Personnel
      Other(1)


Under the Plan, each fund and/or the Distributor may also enter into agreements ("Service Agreements") with financial institutions, which may include Advisor ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations.

The fund accrued expenses in the following amount to Advisor under a Service Agreement pursuant to Rule 12b-1 for the fiscal years ended August 31:


       2001                  2000                 1999
       --------------------- -------------------- ---------------------
                              $136,109             $83,019


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.


LEGAL COUNSEL


Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.


                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

The fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the

----------------

(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund. The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion or an Investment Portfolio other than such fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.


The fund paid the following brokerage commissions for the fiscal years ended August 31:


       2001                  2000                 1999
       --------------------- -------------------- ---------------------
                              $1,008,472           $627,264


The principal reasons for changes in the fund's brokerage commissions for the three years were: (1) changes in fund asset size; and (2) changes in market conditions.

During the fiscal year ended August 31, 2001, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2001, are as follows:

                                                 SECURITIES       COMMISSIONS
                                                   ($000)            ($000)
                                              ---------------- -----------------
      Goldman Sachs & Co.
      HSBC Securities Inc.
      Credit Suisse First Boston
      Morgan Stanley & Co., Inc.
      Lehman Brothers Inc.
      KBC Financial Products Inc.
      SBC Warburg Dillon Read
      Jefferies & Co.
      Salomon Brothers Inc., New York
      Merrill Lynch Pierce Fenner
      Arnhold & S. Bleichroeder
      Robert Fleming
      Gena Inc., New York
      Credit Lyonnais Securities
      Hall International



                             PRICING OF FUND SHARES


Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve, and therefore limited trading may apply. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.


                                      TAXES


Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2001, the fund had a net tax basis capital loss carryover of $________, which may be applied against any realized net taxable gains in each year or until its expiration date of August 31, 200_.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.


                         CALCULATION OF PERFORMANCE DATA


The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:


               n
         P(1+T)  = ERV
          where: P =       a hypothetical initial payment of $1,000
                 T =       average annual total return
                 n =       number of years
                 ERV =     ending redeemable value of a $1,000 payment made at
                           the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:


         ONE YEAR ENDING         FIVE YEARS ENDING    INCEPTION TO
         AUGUST 31, 2001         AUGUST 31, 2001      AUGUST 31, 2001(1)
         --------------------    -----------------    -----------------


--------------------

(1) Annualized.  The Fund commenced operations on March 1, 1994.

                             ADDITIONAL INFORMATION


SHAREHOLDER MEETINGS


Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING


Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET


Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS


The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                  APPENDIX - DESCRIPTION OF SECURITIES RATINGS


The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

LONG-TERM CORPORATION AND TAX-EXEMPT DEBT RATINGS

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

SHORT-TERM CORPORATE AND TAX-EXEMPT DEBT RATINGS

The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TAX-EXEMPT NOTE RATINGS

A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

D&P uses the fixed-income ratings described above under "Long-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             GROWTH AND INCOME FUND

                               DECEMBER ____, 2001

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                            3

  INVESTMENT STRATEGIES                                                     3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                      6
  INVESTMENT RESTRICTIONS                                                   9
  TEMPORARY DEFENSIVE POSITION                                             10
  PORTFOLIO TURNOVER                                                       10

MANAGEMENT OF THE FUND                                                     10

  BOARD OF TRUSTEES AND OFFICERS                                           10
  COMPENSATION                                                             12
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                   13

INVESTMENT ADVISORY AND OTHER SERVICES                                     14

  ADVISOR                                                                  14
  ADMINISTRATOR                                                            14
  CUSTODIAN AND TRANSFER AGENT                                             16
  DISTRIBUTOR                                                              16
  CODES OF ETHICS                                                          16
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                 16
  INDEPENDENT ACCOUNTANTS                                                  18
  LEGAL COUNSEL                                                            18

BROKERAGE PRACTICES AND COMMISSIONS                                        18

PRICING OF FUND SHARES                                                     20

TAXES                                                                      21

CALCULATION OF PERFORMANCE DATA                                            22

ADDITIONAL INFORMATION                                                     22

  SHAREHOLDER MEETINGS                                                     22
  CAPITALIZATION AND VOTING                                                23
  FEDERAL LAW AFFECTING STATE STREET                                       23
  PROXY VOTING POLICY                                                      23

FINANCIAL STATEMENTS                                                       23

                                  FUND HISTORY


SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


-----------------------------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.


WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

AMERICAN DEPOSITORY RECEIPTS (ADRS). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

CONVERTIBLE SECURITIES. The fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 16 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is made. The fund will not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. Should the parties to these transactions fail financially, the fund may experience delays or loss of rights in the collateral securing the borrowers' obligations.

    3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

    4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

    5. Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into "repurchase agreements." The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

    6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

    7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

    9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

    10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

    11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

    12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including its investment advisor and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

    13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

    14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    15. Make investments for the purpose of gaining control of an issuer's management.

    16. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.


PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The portfolio turnover rates for the fund for the fiscal years ended August 31 were:

       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                     49.72%                   72.27%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

     -------------------------------------------------------------------------------------------------------------
      NAME, ADDRESS AND AGE       POSITION(S) WITH        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                  SSgA FUNDS
     -------------------------------------------------------------------------------------------------------------
      Lynn L. Anderson            Trustee (Interested      -   Vice Chairman, Frank Russell Company;
      909 A Street                Person of the SSgA       -   Chairman of the Board and Chief Executive
      Tacoma, WA  98402           funds as defined in          Officer, Frank Russell Investment Management
      Age 62                      the 1940 Act),               Company and Russell Fund Distributors, Inc.;
                                  Chairman of the          -   Chairman of the Board, Frank Russell Trust
                                  Board and President          Company;
                                                           -   Trustee, President and Chief Executive
                                                               Officer, Frank Russell Investment Company and
                                                               Russell Insurance Funds; and
                                                           -   Director, Russell Insurance Agency, Inc.,
                                                               Frank Russell Investments (Ireland) Limited,
                                                               Frank Russell Investment Company plc; Frank
                                                               Russell Investment Company II plc, Frank
                                                               Russell Investment Company III plc, Frank
                                                               Russell Institutional Funds plc, Frank
                                                               Russell Qualifying Investor Fund, and Frank
                                                               Russell Investments (Cayman) Ltd.

      William L. Marshall         Trustee                  -   Chief Executive Officer and President, Wm.
      33 West Court Street                                     L. Marshall Associates, Inc., Wm. L. Marshall
      Doylestown, PA 18901                                     Companies, Inc. and the Marshall Financial
      Age 59                                                   Group (a registered investment advisor and
                                                               provider of financial and related consulting
                                                               services);
                                                           -   Certified Financial Planner and Member,
                                                               Institute of Certified Financial Planners; and
                                                           -   Registered Representative for Securities
                                                               with FSC Securities Corp., Marietta, Georgia.

      Steven J. Mastrovich        Trustee                  -   September 2000 to Present, Global Head of
      522 5th Avenue                                           Structured Real Estate, J.P. Morgan Investment
      New York, NY  10036                                      Management
      Age 45                                               -   January 2000 to September 2000, Managing
                                                               Director, HSBC Securities (USA) Inc.
                                                           -   From 1998 to 2000, President, Key Global
                                                               Capital, Inc.;
                                                           -   From 1997 to 1998, Partner, Squire,
                                                               Sanders & Dempsey (law firm); and
                                                           -   From 1994 to 1997, Partner, Brown, Rudnick,
                                                               Freed & Gesmer (law firm).

      Patrick J. Riley            Trustee                  -   Partner, Riley, Burke & Donahue, L.L.P.
      One Corporate Place                                      (law firm).
      55 Ferncroft Road
      Danvers, MA  01923
      Age 53

      Richard D. Shirk            Trustee                  -   1996 to Present, Chairman, Cerulean
      Cerulean Companies, Inc.                                 Companies, Inc.;
      P.O. Box 16905                                       -   1992 to March 2001, President and Chief
      Atlanta, GA  16905                                       Executive Officer, Blue Cross/Blue Shield of
      Age 56                                                   Georgia;
                                                           -   1993 to Present, Chairman and Board
                                                               Member, Georgia Caring for Children Foundation
                                                               (private foundation); and
                                                           -   1998 to Present, Board Member, Healthcare
                                                               Georgia Foundation (private foundation)

      Bruce D. Taber              Trustee                  -   Consultant, Computer Simulation, General
      26 Round Top Road                                        Electric Industrial Control Systems.
      Boxford, MA  01921
      Age 58

      Henry W. Todd               Trustee                  -   Chairman, A.M. Todd Group, Inc.
      111 Commerce Drive                                   -   President and Director, Zink & Triest Co.,
      Montgomeryville, PA  18936                               Inc. (dealer in vanilla flavor materials); and
      Age 54                                               -   Director, Executive Vice President,
                                                               Flavorite Laboratories.

      J. David Griswold           Vice President           -   Assistant Secretary and Associate General
      909 A Street                and Secretary                Counsel, Frank Russell Investment Management
      Tacoma, WA  98402                                        Company, Frank Russell Capital Inc., Frank
      Age 44                                                   Russell Company and Frank Russell Investments
                                                               (Delaware), Inc.;
                                                           -   President and Associate General Counsel,
                                                               Russell Fund Distributors, Inc.
                                                           -   Director, Secretary and Associate General
                                                               Counsel, Frank Russell Securities, Inc.;
                                                           -   Secretary, Frank Russell Canada
                                                               Limited/Limitee.

      Mark E. Swanson             Treasurer and            -   Director - Funds Administration, Frank
      909 A Street                Principal                    Russell Investment Management Company and
      Tacoma, WA  98402           Accounting                   Frank Russell Trust Company; and
      Age 38                      Officer                  -   Treasurer and Chief Accounting Officer,
                                                               Frank Russell Investment Company and Russell
                                                               Insurance Funds.


COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.


         NAME OF SSgA FUND                 AMOUNT OF TOTAL ANNUAL TRUSTEE
                                           COMPENSATION (INCLUDING OUT OF
                                           POCKET EXPENSES) ATTRIBUTABLE TO
                                           EACH FUND FOR THE FISCAL YEAR
                                           ENDED AUGUST 31, 2001
         ------------------------------------------------------------------
          Money Market

          US Government Money Market

          Disciplined Equity

          S&P 500 Index

          Small Cap

          Yield Plus

          Bond Market

          Emerging Markets

          US Treasury Money Market

          Growth & Income

          Intermediate

          Prime Money Market

          Tax Free Money Market

          International Stock Selection

          Tuckerman Active REIT

          International Growth Opportunities

          High Yield Bond

          Special Equity

          Aggressive Equity

          IAM SHARES

          Intermediate Municipal Bond Fund

          All Life Solutions Funds

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:


|X|

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:

1.   Nature and quality of services rendered.  The board considers:

      - The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.

      - The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.

      -   The manner in which the Advisor discharges these services.

      -   The financial strength of the Advisor.

      - The organization and compensation structure of the Advisor, including staff experience and qualifications.

      -   The process by which investment decisions are made.

2. Profitability of the Investment Company to the Advisor. The board considers:

      - The costs to the Advisor of providing each service to the Investment Company.

      - The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.

      - A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.

Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    $3,466,240               $1,944,399


Advisor voluntarily agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis, which amounted to $_______________ in fiscal 2001, $168,469 in fiscal 2000 and $162,624 in fiscal
1999. The Advisor has contractually agreed to this reimbursement through December 31, 2002.

ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    $140,190                 $71,293


---------------------------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

 - Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

 - Portfolio Trading (per transaction). Fed book entry trade-$10; DTC trade $6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

 - Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used

 -  Yield Calculation.  $350 per fund per month;

 - Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed.

 - Out of Pocket Expenses at Cost. Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

CODES OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to Distributor for the fiscal years ended August 31:

       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    $340,901                 $145,722

For fiscal 2001, these amounts are reflective of the following individual payments:


      Advertising
      Printing
      Compensation to Dealers
      Compensation to Sales Personnel
      Other(1)


The fund accrued expenses to State Street, as Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal years ended August 31:

       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    $437,465                 $202,467


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and


-----------------------------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

The brokerage commissions paid by the fund for the fiscal years ended August 31:

       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    $381,940                 $288,787


The principal reasons for changes in the fund's brokerage commissions for fiscal 1999 and 2000 were: (1) changes in fund asset size; and (2) changes in market conditions.

Of the total brokerage commissions paid by the fund, commissions received by an affiliated broker/dealer for fiscal 2001 were $_______. Of that amount, the percentage of affiliated brokerage to total brokerage for the fund was ______%.

The percentage of total affiliated transactions (relating to trading activity) to total transactions for the fund was ___% for fiscal 2001.

During the fiscal year ended August 31, 2001, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2001, are as follows:

                                                    SECURITIES       COMMISSIONS
                                                      ($000)            ($000)
                                                 ---------------- -----------------
      Lehman Brothers Inc.
      Salomon smith Barney
      Goldman Sachs & Co.
      Merrill Lynch Pierce Fenner
      Troster Singer Stevens
      Credit Suisse First Boston
      BONY ESI Securities Co.
      Jefferies & Co.
      Paine Webber
      Morgan Stanley & Co., Inc.
      State Street Brokerage
      Fidelity Capital Markets
      Robert Van Securities
      Goldis Pittsburgh
      Berean Capital Inc.
      Investment Technology
      Charles Schwab & Co. Inc.
      Dain Rauscher Inc.


                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve, and therefore limited trading may apply. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.


                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.


                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:


               n
         P(1+T)  = ERV
          where: P =    a hypothetical initial payment of $1,000
                 T =    average annual total return
                 n =    number of years
                 ERV =  ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:

         ---------------------------------------------------------------
         ONE YEAR ENDING        FIVE YEARS ENDING   INCEPTION TO
         AUGUST 31, 2001        AUGUST 31, 2001     AUGUST 31, 2001(1)
         ---------------------------------------------------------------
         ---------------------------------------------------------------

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


--------------------------
(1) Annualized. The Fund commenced operations on September 1, 1993.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.

                              FINANCIAL STATEMENTS

The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                              HIGH YIELD BOND FUND


                               DECEMBER ____, 2001

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                 3


DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                             3

  INVESTMENT STRATEGIES                                                      3
  RISK FACTORS - LOWER RATED DEBT SECURITIES                                 7
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                       7
  INVESTMENT RESTRICTIONS                                                   11
  TEMPORARY DEFENSIVE POSITION                                              12
  PORTFOLIO TURNOVER                                                        12

MANAGEMENT OF THE FUND                                                      12

  BOARD OF TRUSTEES AND OFFICERS                                            12
  COMPENSATION                                                              14
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                    15

INVESTMENT ADVISORY AND OTHER SERVICES                                      16

  ADVISOR                                                                   16
  ADMINISTRATOR                                                             16
  CUSTODIAN AND TRANSFER AGENT                                              17
  DISTRIBUTOR                                                               18
  CODES OF ETHICS                                                           18
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                  18
  INDEPENDENT ACCOUNTANTS                                                   20
  LEGAL COUNSEL                                                             20

BROKERAGE PRACTICES AND COMMISSIONS                                         20


PRICING OF FUND SHARES                                                      21


TAXES                                                                       22


CALCULATION OF PERFORMANCE DATA                                             23


ADDITIONAL INFORMATION                                                      24

  SHAREHOLDER MEETINGS                                                      24
  CAPITALIZATION AND VOTING                                                 24
  FEDERAL LAW AFFECTING STATE STREET                                        25
  PROXY VOTING POLICY                                                       25

FINANCIAL STATEMENTS                                                        25


APPENDIX- DESCRIPTION OF SECURITIES RATINGS                                 26

  RATINGS OF DEBT INSTRUMENTS                                               26
  RATINGS OF COMMERCIAL PAPER                                               27

                                  FUND HISTORY


SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.


                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES


To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

HIGH RISK, HIGH YIELD BONDS. The fund will invest in high risk, high yield bonds. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC and C) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and D the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well. Please see "Risk Factors - Lower Rated Debt Securities" in this SAI.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the

--------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.




SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.


VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies that have a rate of interest subject to adjustment at regular intervals but less frequently than annually or
(5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

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ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

    1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

    2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

    3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.



SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

CONVERTIBLE SECURITIES. The fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

FOREIGN CURRENCY TRANSACTIONS. The fund may engage in foreign currency transactions as described below. The US dollar value of assets held by the fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. The fund will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The fund may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect the fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

Put and call options on foreign currencies are traded on securities and commodities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The fund may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause the fund to lose the premium it paid and its transaction costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.


LEHMAN BROTHERS HIGH YIELD BOND INDEX. The High Yield Bond Fund will measure its performance against the Lehman Brothers High Yield Bond Index (the "Index"). The duration of the Index as of August 31, 2001 was ____ years. The Index includes fixed rate, public nonconvertible, noninvestment-grade issues registered with the SEC that are rated Ba1 or lower by Moody's Investors Service ("Moody's"). If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's Rating Group (S&P"), or by Fitch's Investors Service ("Fitch") if an S&P rating is unavailable. A small number of unrated bonds is included in the Index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.


RISK FACTORS - LOWER RATED DEBT SECURITIES


The growth of the market for lower rated debt securities has paralleled a long period of economic expansion. Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities may be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the fund's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of the fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the fund was investing only in investment grade securities.

The fund's Advisor may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Please see the Appendix for a description of securities ratings.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES


The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.


WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions, restrictions 1 through 9 are fundamental and restrictions 10 and 11 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

    4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

    5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

    6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

    7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

    8. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

    9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

    11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION


For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The portfolio turnover rate for the fund for the fiscal years ended August 31 was:


       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    164.01%                  234.31%
       --------------------------- ------------------------ -------------------------



The decrease in portfolio turnover between 1999 and 2000 is due to stabilization of the portfolio holdings in 2000 resulting from steady fund asset size and reduced issuance of high yield bonds resulting in less trading of issues.



                             MANAGEMENT OF THE FUND


BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.


     ---------------------------- ------------------ ----------------------------------------------------
     NAME, ADDRESS AND AGE        POSITION(S) WITH   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                  SSgA FUNDS

     ---------------------------- ------------------ ----------------------------------------------------
      Lynn L. Anderson             Trustee           -   Vice Chairman, Frank Russell Company;
      909 A Street                 (Interested       -   Chairman of the Board and Chief Executive
      Tacoma, WA  98402            Person of the         Officer, Frank Russell Investment Management
      Age 62                       SSgA funds as         Company and Russell Fund Distributors, Inc.;
                                   defined in the    -   Chairman of the Board, Frank Russell Trust
                                   1940 Act),            Company;
                                   Chairman of the   -   Trustee, President and Chief Executive
                                   Board and             Officer, Frank Russell Investment Company and
                                   President             Russell Insurance Funds; and
                                                     -   Director, Russell Insurance Agency, Inc.,
                                                         Frank Russell Investments (Ireland) Limited,
                                                         Frank Russell Investment Company plc; Frank
                                                         Russell Investment Company II plc, Frank
                                                         Russell Investment Company III plc, Frank
                                                         Russell Institutional Funds plc, Frank
                                                         Russell Qualifying Investor Fund, and Frank
                                                         Russell Investments (Cayman) Ltd.

     ---------------------------- ------------------ ----------------------------------------------------
      William L. Marshall          Trustee           -   Chief Executive Officer and President, Wm.
      33 West Court Street                               L. Marshall Associates, Inc., Wm. L. Marshall
      Doylestown, PA 18901                               Companies, Inc. and the Marshall Financial
      Age 59                                             Group (a registered investment advisor and
                                                         provider of financial and related consulting
                                                         services);
                                                     -   Certified Financial Planner and Member,
                                                         Institute of Certified Financial Planners; and
                                                     -   Registered Representative for Securities
                                                         with FSC Securities Corp., Marietta, Georgia.

     ---------------------------- ------------------ ----------------------------------------------------
      Steven J. Mastrovich         Trustee           -   September 2000 to Present, Global Head of
                                                         Structured Real


                                       13

     ---------------------------- ------------------ ----------------------------------------------------
      522 5th Avenue                                     Estate, J.P. Morgan Investment Management
      Age 45                                         -   January 2000 to September 2000, Managing
                                                         Director, HSBC Securities (USA) Inc.
                                                     -   From 1998 to 2000, President, Key Global
                                                         Capital, Inc.;
                                                     -   From 1997 to 1998, Partner, Squire,
                                                         Sanders & Dempsey (law firm); and
                                                     -   From 1994 to 1997, Partner, Brown,
                                                         Rudnick, Freed & Gesmer (law firm).

     ---------------------------- ------------------ ----------------------------------------------------
      Patrick J. Riley             Trustee           -   Partner, Riley, Burke & Donahue, L.L.P.
      One Corporate Place                                (law firm).
      55 Ferncroft Road
      Danvers, MA  01923
      Age 53

     ---------------------------- ------------------ ----------------------------------------------------
      Richard D. Shirk             Trustee           -   1996 to Present, Chairman, Cerulean
      Cerulean Companies, Inc.                           Companies, Inc.;
      P.O. Box 16905                                 -   1992 to March 2001, President and Chief
      Atlanta, GA  16905                                 Executive Officer, Blue Cross/Blue Shield of
      Age 56                                             Georgia;
                                                     -   1993 to Present, Chairman and Board
                                                         Member, Georgia Caring for Children Foundation
                                                         (private foundation); and
                                                     -   1998 to Present, Board Member, Healthcare
                                                         Georgia Foundation (private foundation)

     ---------------------------- ------------------ ----------------------------------------------------
      Bruce D. Taber               Trustee           -   Consultant, Computer Simulation, General
      26 Round Top Road                                  Electric Industrial Control Systems.
      Boxford, MA  01921
      Age 58

     ---------------------------- ------------------ ----------------------------------------------------
      Henry W. Todd                Trustee           -   Chairman, A.M. Todd Group, Inc.
      111 Commerce Drive                             -   President and Director, Zink & Triest Co.,
      Montgomeryville, PA  18936                         Inc. (dealer in vanilla flavor materials); and
      Age 54                                         -   Director, Executive Vice President,
                                                         Flavorite Laboratories.
     ---------------------------- ------------------ ----------------------------------------------------
      J. David Griswold            Vice President    -   Assistant Secretary and Associate General
      909 A Street                 and Secretary         Counsel, Frank Russell Investment Management
      Tacoma, WA  98402                                  Company, Frank Russell Capital Inc., Frank
      Age 44                                             Russell Company and Frank Russell Investments
                                                         (Delaware), Inc.;
                                                     -   President and Associate General Counsel,
                                                         Russell Fund Distributors, Inc.
                                                     -   Director, Secretary and Associate General
                                                         Counsel, Frank Russell Securities, Inc.;
                                                     -   Secretary, Frank Russell Canada Limited/Limitee.

     ---------------------------- ------------------ ----------------------------------------------------
      Mark E. Swanson              Treasurer and     -   Director - Funds Administration, Frank
      909 A Street                 Principal             Russell Investment Management Company and
      Tacoma, WA  98402            Accounting            Frank Russell Trust Company; and
                                   Officer           -   Treasurer and Chief Accounting Officer,
                                                         Frank Russell

                                       14

      Age 38                                             Investment Company and Russell Insurance Funds.
     ---------------------------- ------------------ ----------------------------------------------------


COMPENSATION



Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.



         --------------------------------- --------------------------------
         NAME OF SSgA FUND                 AMOUNT OF TOTAL ANNUAL TRUSTEE
                                           COMPENSATION (INCLUDING OUT OF
                                           POCKET EXPENSES) ATTRIBUTABLE
                                           TO EACH FUND FOR THE FISCAL
                                           YEAR ENDED AUGUST 31, 2001
         --------------------------------- --------------------------------
          Money Market
         --------------------------------- --------------------------------
          US Government Money Market
         --------------------------------- --------------------------------
          Disciplined Equity
         --------------------------------- --------------------------------
          S&P 500 Index
         --------------------------------- --------------------------------
          Small Cap
         --------------------------------- --------------------------------
          Yield Plus
         --------------------------------- --------------------------------
          Bond Market
         --------------------------------- --------------------------------
          Emerging Markets
         --------------------------------- --------------------------------
          US Treasury Money Market
         --------------------------------- --------------------------------
          Growth & Income
         --------------------------------- --------------------------------
          Intermediate
         --------------------------------- --------------------------------
          Prime Money Market
         --------------------------------- --------------------------------
          Tax Free Money Market
         --------------------------------- --------------------------------
          International Stock Selection
         --------------------------------- --------------------------------
          Tuckerman Active REIT
         --------------------------------- --------------------------------
          International Growth
          Opportunities
         --------------------------------- --------------------------------
          High Yield Bond
         --------------------------------- --------------------------------
          Special Equity
         --------------------------------- --------------------------------
          Aggressive Equity
         --------------------------------- --------------------------------
          IAM SHARES
         --------------------------------- --------------------------------
          Intermediate Municipal Bond
          Fund
         --------------------------------- --------------------------------
          All Life Solutions Funds
         --------------------------------- --------------------------------

CONTROLLING AND PRINCIPAL SHAREHOLDERS



State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-


                     INVESTMENT ADVISORY AND OTHER SERVICES



ADVISOR



SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:

1.  Nature and quality of services rendered. The board considers:

- The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.

- The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.

-   The manner in which the Advisor discharges these services.

-   The financial strength of the Advisor.

- The organization and compensation structure of the Advisor, including staff experience and qualifications.

-   The process by which investment decisions are made.

2.  Profitability of the Investment Company to the Advisor. The board considers:

-   The costs to the Advisor of providing each service to the Investment
    Company.

- The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.

- A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $119,144                 $63,113
       --------------------------- ------------------------ -------------------------



The Advisor reimbursed the Advisory fee of $_______________ in fiscal 2001, $2,074 in fiscal 2000 and $45,278 in fiscal 1999. The Advisor has contractually agreed to this reimbursement through December 31, 2002.

ADMINISTRATOR



Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.


The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.


In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.


The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the

----------

(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to Administrator for the fiscal years ended August 31:



       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $24,226                  $6,579
       --------------------------- ------------------------ -------------------------



CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

- Portfolio Trading (per transaction). Fed book entry trade-$10; DTC trade $6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used

-   Yield Calculation. $350 per fund per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed.

- Out of Pocket Expenses at Cost. Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.


 DISTRIBUTOR


Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.


CODES OF ETHICS


The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS


DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.


Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.


       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $13,265                  $13,258
       --------------------------- ------------------------ -------------------------



For fiscal 2001, these amounts are reflective of the following individual payments:




      Advertising
      Printing
      Compensation to Dealers
      Compensation to Sales Personnel
      Other(1)




The fund accrued expenses in the following amount to Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal years ended August 31:


       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $8,287                   $4,821
       --------------------------- ------------------------ -------------------------



INDEPENDENT ACCOUNTANTS



PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL



Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.


                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

During the fiscal year ended August 31, 2001, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2001, are as follows:




                                                      ($000)
                                                 ----------------
      JP Morgan Securities Inc.
      Goldman Sachs & Co.
      Salomon Smith Barney Inc.
      SBC Warburg Dillon Read
      Donaldson Lufkin & Jenrette
      Lehman Brothers Inc.
      Credit Suisse First Boston
      Bank of America
      Chase Manhattan Bank
      Bear Stearns & Co. Inc.


The fund normally does not pay a stated brokerage commission on transactions.


                             PRICING OF FUND SHARES



Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve, and therefore limited trading may apply. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.


Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.


                                      TAXES


Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements:

(1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


At August 31, 2001, the fund had a net tax basis capital loss carryover of $_______ which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 200__. As permitted by tax regulations, the fund intends to defer a net realized capital loss of $740,464 from November 1, 1999 to August 31, 2000, and treat it as arising in the fiscal year 2001.


FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.


                         CALCULATION OF PERFORMANCE DATA


The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:


               n
         P(1+T)  = ERV
          where: P =        a hypothetical initial payment of $1,000

                 T =        average annual total return
                 n =        number of years
                 ERV =      ending redeemable value of a $1,000 payment made at
                            the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:


                          6
         YIELD = 2[(a-b+1) -1]
                    ---
                    Cd

         where: A =      dividends and interests earned during the period

                B =      expenses accrued for the period (net of
                         reimbursements);

                C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

                D = the maximum offering price per share on the last day of the period.



The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:


         ------------------------ ------------------------
         ONE YEAR ENDING          INCEPTION TO
         AUGUST 31, 2001          AUGUST 31, 2001(1)
         ------------------------ ------------------------

         ------------------------ ------------------------




The current 30-day yield (annualized) for the fund for the period ended August 31, 2001 was ______%.




                             ADDITIONAL INFORMATION


SHAREHOLDER MEETINGS


Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

----------
(1) Annualized. The fund commenced operations on May 1, 1998.

CAPITALIZATION AND VOTING


Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET


Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS



The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX- DESCRIPTION OF SECURITIES RATINGS


RATINGS OF DEBT INSTRUMENTS


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

        Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

        Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual implied BBB- rating.

        B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

        CCC -- Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

        CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

        C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating has been used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

        C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

        D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER


MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    -   Leading market positions in well-established industries.

    -   High rates of return on funds employed.

    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

- Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

- Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

        F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

        F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

        Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

        Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

        Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

        GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

        SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

        NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

        DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

        A1+--Obligations supported by the highest capacity for timely repayment.

        A1--Obligations supported by a very strong capacity for timely repayment.

        A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

        B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

        B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

        C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

        D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                       STATEMENT OF ADDITIONAL INFORMATION

                                 IAM SHARES FUND


                               DECEMBER ____, 2001

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                            3

  INVESTMENT STRATEGIES                                                     3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                      6
  INVESTMENT RISKS                                                          7
  INVESTMENT RESTRICTIONS                                                   7
  TEMPORARY DEFENSIVE POSITION                                              8
  PORTFOLIO TURNOVER                                                        8

MANAGEMENT OF THE FUND                                                      9


  BOARD OF TRUSTEES AND OFFICERS                                            9
  COMPENSATION                                                             11
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                   11

INVESTMENT ADVISORY AND OTHER SERVICES                                     12

  ADVISOR                                                                  12
  ADMINISTRATOR                                                            13
  CUSTODIAN AND TRANSFER AGENT                                             14
  DISTRIBUTOR                                                              14
  CODES OF ETHICS                                                          14
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                 15
  INDEPENDENT ACCOUNTANTS                                                  16
  LEGAL COUNSEL                                                            16

BROKERAGE PRACTICES AND COMMISSIONS                                        16


PRICING OF FUND SHARES                                                     18

TAXES                                                                      19

CALCULATION OF PERFORMANCE DATA                                            20

ADDITIONAL INFORMATION                                                     20

  SHAREHOLDER MEETINGS                                                     20
  CAPITALIZATION AND VOTING                                                21
  FEDERAL LAW AFFECTING STATE STREET                                       21
  PROXY VOTING POLICY                                                      21

FINANCIAL STATEMENTS                                                       21

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.


                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES


To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


------------------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.




SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

The ADRs chosen for investment by the IAM SHARES Fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index, or both.

ILLIQUID SECURITIES. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

CONVERTIBLE SECURITIES. The fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES


The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT RISKS


OPTIMIZATION MODEL AND RISK. The fund will utilize an optimization model to implement its investment strategy. Under normal market conditions, the fund will remain fully exposed to the equity markets at all times. As the equity market rises or declines, the fund is expected to do likewise. Therefore, there is the risk that investing in the fund could result in a loss of capital.

FOREIGN INVESTMENTS. Investment in securities of non-US issuers and securities denominated in foreign currencies involve investment risks that are different from those of US issuers, including: uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in such securities. ADRs are subject to all of the above risks, except the imposition of exchange controls, and currency fluctuations during the settlement period.


INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and may be changed only with the approval of a majority of the shareholders of the fund. Restrictions 12 through 15 are nonfundamental and may be changed by the fund with the approval of the fund's board of trustees but without shareholder consent. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may (i) lend cash to any registered investment company or portfolio series for which the fund's Advisor serves as advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder and (ii) lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the Investment Company Act of 1940 (1940 Act).

10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION


For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The portfolio turnover rate for the fund for each of the fiscal years ended August 31 was:

       2001                        2000                     1999*
                                   5.34%                     --

*The portfolio turnover rate for the fund for the fiscal period ended August 31, 1999, was nominal due to the fund's short period of operation and is therefore not reported.


                             MANAGEMENT OF THE FUND


BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.


       NAME, ADDRESS AND AGE              POSITION(S) WITH      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                          SSgA FUNDS
       Lynn L. Anderson                   Trustee (Interested   -    Vice Chairman, Frank Russell Company;
       909 A Street                       Person of the SSgA    -    Chairman of the Board and Chief Executive Officer, Frank
       Tacoma, WA  98402                  funds as defined in        Russell Investment Management Company and Russell Fund
       Age 62                             the 1940 Act),             Distributors, Inc.;
                                          Chairman of the       -    Chairman of the Board, Frank Russell Trust Company;
                                          Board and President   -    Trustee, President and Chief Executive Officer, Frank
                                                                     Russell Investment Company and Russell Insurance Funds;
                                                                     and
                                                                -    Director, Russell Insurance Agency, Inc., Frank Russell
                                                                     Investments (Ireland) Limited, Frank Russell Investment
                                                                     Company plc; Frank Russell Investment Company II plc,
                                                                     Frank Russell Investment Company III plc, Frank Russell
                                                                     Institutional Funds plc, Frank Russell Qualifying
                                                                     Investor Fund, and Frank Russell Investments (Cayman) Ltd.

       William L. Marshall                Trustee               -    Chief Executive Officer and President, Wm. L. Marshall
       33 West Court Street                                          Associates, Inc., Wm. L. Marshall Companies, Inc. and the
       Doylestown, PA 18901                                          Marshall Financial Group (a registered investment advisor
       Age 59                                                        and provider of financial and related consulting
                                                                     services);
                                                                -    Certified Financial Planner and Member, Institute of
                                                                     Certified Financial Planners; and
                                                                -    Registered Representative for Securities with FSC
                                                                     Securities Corp., Marietta, Georgia.

       Steven J. Mastrovich               Trustee               -    September 2000 to Present, Global Head of Structured Real
       522 5th Avenue                                                Estate, J.P. Morgan Investment Management


                                       9

       New York, NY  10036                                      -    January 2000 to September 2000, Managing Director, HSBC
       Age 45                                                        Securities (USA) Inc.
                                                                -    From 1998 to 2000, President, Key Global Capital, Inc.;
                                                                -    From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                                     (law firm); and
                                                                -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                                     Gesmer (law firm).

       Patrick J. Riley                   Trustee               -    Partner, Riley, Burke & Donahue, L.L.P. (law firm).
       One Corporate Place
       55 Ferncroft Road
       Danvers, MA  01923
       Age 53

       Richard D. Shirk                   Trustee               -    1996 to Present, Chairman, Cerulean Companies, Inc.;
       Cerulean Companies, Inc.                                 -    1992 to March 2001, President and Chief Executive
       P.O. Box 16905                                                Officer, Blue Cross/Blue Shield of Georgia;
       Atlanta, GA  16905                                       -    1993 to Present, Chairman and Board Member, Georgia
       Age 56                                                        Caring for Children Foundation (private foundation); and
                                                                -    1998 to Present, Board Member, Healthcare Georgia
                                                                     Foundation (private foundation)

       Bruce D. Taber                     Trustee               -    Consultant, Computer Simulation, General Electric
       26 Round Top Road                                             Industrial Control Systems.
       Boxford, MA  01921
       Age 58

       Henry W. Todd                      Trustee               -    Chairman, A.M. Todd Group, Inc.
       111 Commerce Drive                                       -    President and Director, Zink & Triest Co., Inc. (dealer
       Montgomeryville, PA  18936                                    in vanilla flavor materials); and
       Age 54                                                   -    Director, Executive Vice President, Flavorite
                                                                     Laboratories.

       J. David Griswold                  Vice President and    -    Assistant Secretary and Associate General Counsel, Frank
       909 A Street                       Secretary                  Russell Investment Management Company, Frank Russell
       Tacoma, WA  98402                                             Capital Inc., Frank Russell Company and Frank Russell
       Age 44                                                        Investments (Delaware), Inc.;
                                                                -    President and Associate General Counsel, Russell Fund
                                                                     Distributors, Inc.
                                                                -    Director, Secretary and Associate General Counsel, Frank
                                                                     Russell Securities, Inc.;
                                                                -    Secretary, Frank Russell Canada Limited/Limitee.

       Mark E. Swanson                    Treasurer and         -    Director - Funds Administration, Frank Russell Investment
       909 A Street                       Principal Accounting       Management Company and Frank Russell Trust Company; and
       Tacoma, WA  98402                  Officer               -    Treasurer and Chief Accounting Officer, Frank Russell
       Age 38                                                        Investment Company and Russell Insurance Funds.

COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.


         NAME OF SSGA FUND                 AMOUNT OF TOTAL ANNUAL TRUSTEE
                                           COMPENSATION (INCLUDING OUT OF
                                           POCKET EXPENSES) ATTRIBUTABLE
                                           TO EACH FUND FOR THE FISCAL
                                           YEAR ENDED AUGUST 31, 2001

          Money Market
          US Government Money Market
          Disciplined Equity
          S&P 500 Index
          Small Cap
          Yield Plus
          Bond Market
          Emerging Markets
          US Treasury Money Market
          Growth & Income
          Intermediate
          Prime Money Market
          Tax Free Money Market
          International Stock Selection
          Tuckerman Active REIT
          International Growth
          Opportunities
          High Yield Bond
          Special Equity
          Aggressive Equity
          IAM SHARES
          Intermediate Municipal Bond Fund
          All Life Solutions Funds


CONTROLLING AND PRINCIPAL SHAREHOLDERS



State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:


-


                     INVESTMENT ADVISORY AND OTHER SERVICES



ADVISOR



SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:

1.   Nature and quality of services rendered. The board considers:

     - The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.

     - The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.

     -    The manner in which the Advisor discharges these services.

     -    The financial strength of the Advisor.

     - The organization and compensation structure of the Advisor, including staff experience and qualifications.

     -    The process by which investment decisions are made.

2. Profitability of the Investment Company to the Advisor. The board considers:

     - The costs to the Advisor of providing each service to the Investment Company.

     - The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.

     - A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

       2001                        2000                     1999*
                                  $229,356                 $35,669

*For the period June 2, 1999 (commencement of operations) to August 31, 1999.

ADMINISTRATOR



Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.


The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.


In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.


The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


       2001                        2000                     1999*


------------------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.


                                       13

                                  $40,797                  $3,115

*For the period June 2, 1999 (commencement of operations) to August 31, 1999.

CUSTODIAN AND TRANSFER AGENT


State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

     - Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

     - Portfolio Trading (per transaction). Fed book entry trade-$10; DTC trade $6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

     - Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used

     -    Yield Calculation. $350 per fund per month;

     - Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed.

     - Out of Pocket Expenses at Cost. Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.


DISTRIBUTOR


Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.


CODES OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS


DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.


Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to the Distributor for the fiscal years ended August 31:

       2001                        2000                     1999*
                                  $73,775                  $2,703

*For the period June 2, 1999 (commencement of operations) to August 31, 1999.


For fiscal 2001, these amounts are reflective of the following individual payments:

      Advertising
      Printing
      Compensation to Dealers
      Compensation to Sales Personnel
      Other(1)


Under the Plan, each fund and/or the Distributor may also enter into agreements ("Service Agreements") with financial institutions, which may include Advisor ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations.

The fund accrued expenses in the following amount to Advisor under a Service Agreement pursuant to Rule 12b-1 for the fiscal years ended August 31:


       2001                        2000                     1999*
                                  $23,001                  $3,598


*For the period June 2, 1999 (commencement of operations) to August 31, 1999.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL


Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.



                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


------------------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

The fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund. The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion or an Investment Portfolio other than such fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.


The total brokerage commissions paid by the fund amounted to the following for the fiscal years ended August 31:


       2001                        2000                     1999*
                                  $26,510                  $58,368

*For the period June 2, 1999 (commencement of operations) to August 31, 1999.

Of the total brokerage commissions paid by the fund, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:

       2001                        2000                     1999*
                                  $25,900                  $28,756

*For the period June 2, 1999 (commencement of operations) to August 31, 1999.


No affiliate broker-dealers received commissions for the fiscal year ended August 31, 2001.

Relating to the total brokerage commissions paid by the fund for the fiscal year ended August 31, 2001, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to ________% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was ____% for the fiscal year ended August 31, 2001.

During the fiscal year ended August 31, 2001, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2001, are as follows:


                                       SECURITIES               COMMISSIONS
                                         ($000)                    ($000)
      Lehman Brothers Inc.
      JP Morgan Securities, inc.
      Troster Singer Stevens
      Alpha Pacific Securities
      Mid Kiff Capital
      BONY ESI Securities Co.
      Herzog Heine Geduld Inc.
      Morgan Stanley & Co. Inc.
      Cantor Fitzgerald & Co.
      DB Clearing Services
      State Street Brokerage
      Investment Technology



                             PRICING OF FUND SHARES


Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve, and therefore limited trading may apply. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.


Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.


                                      TAXES


Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss.

Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         n
   P(1+T)  = ERV
    where: P =        a hypothetical initial payment of $1,000
           T =        average annual total return
           n =        number of years
           ERV =      ending redeemable value of a $1,000 payment made at the
                      beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:



         ONE YEAR ENDING      INCEPTION TO
         AUGUST 31, 2001      AUGUST 31, 2001(1)
        ----------------     -------------------



                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

------------------
(1) Annualized. The fund commenced operations on June 2, 1999.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET


Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.

With respect to the SSgA IAM SHARES Fund, proxies are voted in accordance with AFL/CIO guidelines.


                              FINANCIAL STATEMENTS



The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                INTERMEDIATE FUND

                               DECEMBER ____, 2001



This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                  3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                              3

  INVESTMENT STRATEGIES                                                       3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                        8
  INVESTMENT RESTRICTIONS                                                    10
  TEMPORARY DEFENSIVE POSITION                                               12
  PORTFOLIO TURNOVER                                                         12

MANAGEMENT OF THE FUND                                                       12

  BOARD OF TRUSTEES AND OFFICERS                                             12
  COMPENSATION                                                               14
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                     15

INVESTMENT ADVISORY AND OTHER SERVICES                                       16

  ADVISOR                                                                    16
  ADMINISTRATOR                                                              17
  CUSTODIAN AND TRANSFER AGENT                                               18
  DISTRIBUTOR                                                                18
  CODES OF ETHICS                                                            18
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                   19
  INDEPENDENT ACCOUNTANTS                                                    20
  LEGAL COUNSEL                                                              20

BROKERAGE PRACTICES AND COMMISSIONS                                          20

PRICING OF FUND SHARES                                                       21

TAXES                                                                        22

CALCULATION OF PERFORMANCE DATA                                              23

ADDITIONAL INFORMATION                                                       24

  SHAREHOLDER MEETINGS                                                       24
  CAPITALIZATION AND VOTING                                                  24
  FEDERAL LAW AFFECTING STATE STREET                                         25
  PROXY VOTING POLICY                                                        25

FINANCIAL STATEMENTS                                                         25

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


---------------------------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies that have a rate of interest subject to adjustment at regular intervals but less frequently than annually or
(5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

    1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

    2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

    3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

MORTGAGE-BACKED SECURITY ROLLS. The fund may enter into "forward roll" transactions with respect to mortgage-backed securities it holds. In a forward roll transaction, the fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (1) the risk of prepayment prior to maturity; (2) the possibility that the fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and (3) the risk that the market value of the securities sold by the fund may decline below the price at which the fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the fund will place cash, US Government securities or other high-grade debt securities in a segregated account with Custodian in an amount equal to its obligation under the roll.

INTEREST RATE SWAPS. The fund may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by the fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio and to protect against any increase in the price of securities it anticipates purchasing at a later date. The fund intends to use these transactions as a hedge and not as a speculative investment.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an advisor using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared to what it would have been if this investment technique was not used.

A fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the funds are contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund contractually entitled to receive. Since interest rate swaps are individually negotiated, the fund expects to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

FOREIGN CURRENCY TRANSACTIONS. The fund may engage in foreign currency transactions as described below. The US dollar value of assets held by the fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. The fund will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The fund may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect the fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

Put and call options on foreign currencies are traded on securities and commodities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The fund may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause the fund to lose the premium it paid and its transaction costs.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX ("LBIGC INDEX"). The Intermediate Fund will measure its performance against, and also intends to maintain an average maturity and duration similar to that of, the LBIGC Index. The LBIGC Index is a subset of the Lehman Brothers Government/Credit Bond Index and it comprises all securities that appear in this Index limited to those with maturities ranging from one to ten years only. The LBIGC Index includes the Government and Corporate Bond Indices. The LBIGC Index includes fixed rate debt issues rated investment-grade or higher by Moody's, S&P or Fitch, in that order. All issues in the Index have at least one year to maturity and an outstanding par value of at least $150 million.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 16 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. The fund will not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. Should the parties to these transactions fail financially, the fund may experience delays or loss of rights in the collateral securing the borrowers' obligations.

    3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

    4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

    5. Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

    6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

    7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

    9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

    10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

    11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

    12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including its investment advisor and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

    13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

    14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    15. Make investments for the purpose of gaining control of an issuer's management.

    16. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The portfolio turnover rate for the fund for each of the fiscal years ended August 31 was:

       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    225.31%                  304.47%

The decrease in portfolio turnover between 1999 and 2000 is due to the stabilization of the fund's asset size and a strategy resulting in reduced exposure to corporate bonds and a decrease in trading of issues.


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

     -----------------------------------------------------------------------------------------------------------
      NAME, ADDRESS AND AGE       POSITION(S) WITH         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                  SSgA FUNDS
     -----------------------------------------------------------------------------------------------------------
      Lynn L. Anderson            Trustee (Interested      -    Vice Chairman, Frank Russell Company;
      909 A Street                Person of the SSgA       -    Chairman of the Board and Chief Executive
      Tacoma, WA  98402           funds as defined in           Officer, Frank Russell Investment Management
      Age 62                      the 1940 Act),                Company and Russell Fund Distributors, Inc.;
                                  Chairman of the          -    Chairman of the Board, Frank Russell Trust
                                  Board and President           Company;
                                                           -    Trustee, President and Chief Executive
                                                                Officer, Frank Russell Investment Company and
                                                                Russell Insurance Funds; and
                                                           -    Director, Russell Insurance Agency, Inc.,
                                                                Frank Russell Investments (Ireland)
                                                                Limited, Frank Russell Investment Company
                                                                plc; Frank Russell Investment Company II
                                                                plc, Frank Russell Investment Company III
                                                                plc, Frank Russell Institutional Funds
                                                                plc, Frank Russell Qualifying Investor
                                                                Fund, and Frank Russell Investments
                                                                (Cayman) Ltd.

      William L. Marshall         Trustee                  -    Chief Executive Officer and President, Wm.
      33 West Court Street                                      L. Marshall Associates, Inc., Wm. L. Marshall
      Doylestown, PA 18901                                      Companies, Inc. and the Marshall Financial
      Age 59                                                    Group (a registered investment advisor and
                                                                provider of financial and related consulting
                                                                services);
                                                           -    Certified Financial Planner and Member,
                                                                Institute of Certified Financial Planners; and
                                                           -    Registered Representative for Securities
                                                                with FSC Securities Corp., Marietta, Georgia.

      Steven J. Mastrovich        Trustee                  -    September 2000 to Present, Global Head of
      522 5th Avenue                                            Structured Real Estate, J.P. Morgan Investment
      New York, NY  10036                                       Management
      Age 45                                               -    January 2000 to September 2000, Managing
                                                                Director, HSBC Securities (USA) Inc.
                                                           -    From 1998 to 2000, President, Key Global
                                                                Capital, Inc.;
                                                           -    From 1997 to 1998, Partner, Squire,
                                                                Sanders & Dempsey (law firm); and
                                                           -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                                Freed & Gesmer (law firm).

      Patrick J. Riley            Trustee                  -    Partner, Riley, Burke & Donahue, L.L.P.
      One Corporate Place                                       (law firm).
      55 Ferncroft Road
      Danvers, MA  01923
      Age 53

      Richard D. Shirk            Trustee                  -    1996 to Present, Chairman, Cerulean
      Cerulean Companies, Inc.                                  Companies, Inc.;
      P.O. Box 16905                                       -    1992 to March 2001, President and Chief
      Atlanta, GA  16905                                        Executive Officer, Blue Cross/Blue Shield of
      Age 56                                                    Georgia;
                                                           -    1993 to Present, Chairman and Board
                                                                Member, Georgia Caring for Children Foundation
                                                                (private foundation); and
                                                           -    1998 to Present, Board Member, Healthcare
                                                                Georgia Foundation (private foundation)

      Bruce D. Taber              Trustee                  -    Consultant, Computer Simulation, General
      26 Round Top Road                                         Electric Industrial Control Systems.
      Boxford, MA  01921
      Age 58

      Henry W. Todd               Trustee                  -    Chairman, A.M. Todd Group, Inc.
      111 Commerce Drive                                   -    President and Director, Zink & Triest Co.,
      Montgomeryville, PA  18936                                Inc. (dealer in vanilla flavor materials); and
      Age 54                                               -    Director, Executive Vice President,
                                                                Flavorite Laboratories.

      J. David Griswold           Vice President           -    Assistant Secretary and Associate General
      909 A Street                and Secretary                 Counsel, Frank Russell Investment Management
      Tacoma, WA  98402                                         Company, Frank Russell Capital Inc., Frank
      Age 44                                                    Russell Company and Frank Russell Investments
                                                                (Delaware), Inc.;
                                                           -    President and Associate General Counsel,
                                                                Russell Fund Distributors, Inc.
                                                           -    Director, Secretary and Associate General
                                                                Counsel, Frank Russell Securities, Inc.;
                                                           -    Secretary, Frank Russell Canada
                                                                Limited/Limitee.

      Mark E. Swanson             Treasurer and            -    Director - Funds Administration, Frank
      909 A Street                Principal                     Russell Investment Management Company and
      Tacoma, WA  98402           Accounting                    Frank Russell Trust Company; and
      Age 38                      Officer                  -    Treasurer and Chief Accounting Officer,
                                                                Frank Russell Investment Company and Russell
                                                                Insurance Funds.


COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

         ------------------------------------------------------------------
          NAME OF SSgA FUND                AMOUNT OF TOTAL ANNUAL TRUSTEE
                                           COMPENSATION (INCLUDING OUT OF
                                           POCKET EXPENSES) ATTRIBUTABLE TO
                                           EACH FUND FOR THE FISCAL YEAR
                                           ENDED AUGUST 31, 2001
         ------------------------------------------------------------------
          Money Market

          US Government Money Market

          Disciplined Equity

          S&P 500 Index

          Small Cap

          Yield Plus

          Bond Market

          Emerging Markets

          US Treasury Money Market

          Growth & Income

          Intermediate

          Prime Money Market

          Tax Free Money Market

          International Stock Selection

          Tuckerman Active REIT

          International Growth Opportunities

          High Yield Bond

          Special Equity

          Aggressive Equity

          IAM SHARES

          Intermediate Municipal Bond Fund

          All Life Solutions Funds


CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-

                     INVESTMENT ADVISORY AND OTHER SERVICES


ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:

1.  Nature and quality of services rendered.  The board considers:

    - The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.

    - The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.

    -    The manner in which the Advisor discharges these services.

    -    The financial strength of the Advisor.

    - The organization and compensation structure of the Advisor, including staff experience and qualifications.

    -    The process by which investment decisions are made.

2.  Profitability of the Investment Company to the Advisor. The board considers:

    - The costs to the Advisor of providing each service to the Investment Company.

    - The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.

    - A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.

Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    $520,465                 $617,533


As of January 1, 2000, the Advisor contractually agreed to waive .50% of its
 .80% management fee until December 31, 2010, which amounted to $_______________ in fiscal 2001 and $208,577 in fiscal 2000. In addition, the Advisor contractually agreed to reimburse the fund for all expenses in excess of .60% of average daily net assets on an annual basis, which amounted to $_______________ in fiscal 2001, $168,103 in fiscal 2000 and $392,319 in fiscal 1999. The Advisor has contractually agreed to this reimbursement through December 31, 2002.

ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


---------------------------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

The fund accrued the following expenses to Administrator for the fiscal years ended August 31:

       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    $31,951                  $23,998


CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

- Portfolio Trading (per transaction). Fed book entry trade-$10; DTC trade $6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used

-    Yield Calculation. $350 per fund per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed.

- Out of Pocket Expenses at Cost. Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

CODES OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the

Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued expenses to Distributor for the fiscal years ended August 31:

       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    $28,488                  $28,632


For fiscal 2001, these amounts are reflective of the following individual payments:


      Advertising
      Printing
      Compensation to Dealers
      Compensation to Sales Personnel
      Other(1)


The fund accrued expenses to State Street, as Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal years ended August 31:

       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    $54,859                  $49,701


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.


                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


---------------------------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

During the fiscal year ended August 31, 2001, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2001, are as follows:

                                                      ($000)
                                                 ----------------
      JP Morgan Securities Inc.
      Merrill Lynch Pierce Fenner
      Goldman Sachs & Co.
      Lehman Brothers Inc.
      Salomon Smith Barney Inc.
      Barclays Bank
      Donaldson Lufkin & Jenrette
      Credit Suisse First Boston
      Morgan Stanley & Co. Inc.
      Sun Equities Inc.


The Intermediate Fund normally does not pay a stated brokerage commissions on transactions.


                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve, and therefore limited trading may apply. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.


                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

At August 31, 2001, the fund had a net tax basis capital loss carryover of $________, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 200__. As permitted by tax regulations, the fund intends to defer a net realized capital loss of $1,465,188 from November 1, 1999 to August 31, 2000, and treat it as arising in the fiscal year 2001.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.


                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               n
         P(1+T)  = ERV
          where: P =      a hypothetical initial payment of $1,000
                 T =      average annual total return
                 n =      number of years
                 ERV =    ending redeemable value of a $1,000 payment made at
                          the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:

         --------------------------------------------------------------------------
         ONE YEAR ENDING        FIVE YEARS ENDING        INCEPTION TO
         AUGUST 31, 2001        AUGUST 31, 2001          AUGUST 31, 2001(1)
         --------------------------------------------------------------------------
         --------------------------------------------------------------------------


Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                          6
         YIELD = 2[(a-b+1) -1]
                    ---
                    Cd

         where: A =    dividends and interests earned during the period

                B =    expenses accrued for the period (net of reimbursements);

                C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

                D = the maximum offering price per share on the last day of the period.


-------------------------
(1) Annualized. The Fund commenced operations on September 1, 1993.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

The current 30-day yield (annualized) for the fund for the period ended August 31, 2001 was ____%.


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.

                              FINANCIAL STATEMENTS

The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                     INTERNATIONAL GROWTH OPPORTUNITIES FUND

                               DECEMBER ____, 2001


This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                               3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                           3

  INVESTMENT STRATEGIES                                                    3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                     7
  INVESTMENT RESTRICTIONS                                                 11
  TEMPORARY DEFENSIVE POSITION                                            12
  PORTFOLIO TURNOVER                                                      12

MANAGEMENT OF THE FUND                                                    12

  BOARD OF TRUSTEES AND OFFICERS                                          12
  COMPENSATION                                                            14
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                  15

INVESTMENT ADVISORY AND OTHER SERVICES                                    16

  ADVISOR                                                                 16
  ADMINISTRATOR                                                           16
  CUSTODIAN AND TRANSFER AGENT                                            17
  DISTRIBUTOR                                                             18
  CODES OF ETHICS                                                         18
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                18
  INDEPENDENT ACCOUNTANTS                                                 20
  LEGAL COUNSEL                                                           20

BROKERAGE PRACTICES AND COMMISSIONS                                       20


PRICING OF FUND SHARES                                                    22


TAXES                                                                     23


CALCULATION OF PERFORMANCE DATA                                           24


ADDITIONAL INFORMATION                                                    25

  SHAREHOLDER MEETINGS                                                    25
  CAPITALIZATION AND VOTING                                               25
  FEDERAL LAW AFFECTING STATE STREET                                      25
  PROXY VOTING POLICY                                                     25

FINANCIAL STATEMENTS                                                      25


APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                              26

  RATINGS OF DEBT INSTRUMENTS                                             26
  RATINGS OF COMMERCIAL PAPER                                             26

                                  FUND HISTORY


SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

EQUITY SECURITIES. The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following:
(a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

DEBT SECURITIES. The fund may also invest in debt securities, including instruments issued by emerging market companies, governments and their agencies. Other debt will typically represent less than 5% of the fund's assets. The fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed

-------------------------

(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FOREIGN CURRENCY TRANSACTIONS. The fund may engage in foreign currency transactions as described below. The US dollar value of assets held by the fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. The fund will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The fund may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect the fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

Put and call options on foreign currencies are traded on securities and commodities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The fund may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause the fund to lose the premium it paid and its transaction costs.

FOREIGN CURRENCY. The funds have authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Emerging Markets and International Stock Selection Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency notes when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The funds may not hedge their positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 10% of the value of its assets committed to such contracts. No fund will enter into a forward contract with a term of more than one year.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the: (1) US Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies that have a rate of interest subject to adjustment at regular intervals but less frequently than annually or (5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

THE MSCI EAFE INDEX. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Canada, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United States and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this Statement of Additional Information. Countries may be added to or deleted from the list.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) Volatile social, political and economic conditions can cause investments in emerging or developing markets exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.


The fund endeavors to buy and sell foreign currencies on favorable terms. Such price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental, and restriction 9 is nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

    3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

    4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

    5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

    6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

    7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

    8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    9. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

With respect to the industry concentration outlined in the Prospectus, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

Except with respect to Investment Restriction Nos. 2 and 9, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Advisor's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The portfolio turnover rates for the fund were as follows for of the fiscal years ended August 31:


       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                     45.76%                   39.19%
       --------------------------- ------------------------ -------------------------

                             MANAGEMENT OF THE FUND


BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.


     ---------------------------- ------------------ ----------------------------------------------------
     NAME, ADDRESS AND AGE        POSITION(S) WITH   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                  SSgA FUNDS
     ---------------------------- ------------------ ----------------------------------------------------
      Lynn L. Anderson            Trustee            -     Vice Chairman, Frank Russell Company;
      909 A Street                (Interested        -     Chairman of the Board and Chief Executive
      Tacoma, WA  98402           Person of the            Officer, Frank Russell Investment Management
      Age 62                      SSgA funds as            Company and Russell Fund Distributors, Inc.;
                                  defined in the     -     Chairman of the Board, Frank Russell Trust
                                  1940 Act),               Company;
                                  Chairman of the    -     Trustee, President and Chief Executive
                                  Board and                Officer, Frank Russell Investment Company and
                                  President                Russell Insurance Funds; and
                                                     -     Director, Russell Insurance Agency, Inc., Frank Russell
                                                           Investments (Ireland) Limited, Frank Russell
                                                           Investment Company plc; Frank Russell Investment Company II
                                                           plc, Frank Russell Investment Company III plc, Frank Russell
                                                           Institutional Funds plc, Frank Russell Qualifying Investor
                                                           Fund, and Frank Russell Investments (Cayman) Ltd.
     ---------------------------- ------------------ ----------------------------------------------------
      William L. Marshall          Trustee           -     Chief Executive Officer and President, Wm.
      33 West Court Street                                 L. Marshall Associates, Inc., Wm. L. Marshall
      Doylestown, PA 18901                                 Companies, Inc. and the Marshall Financial
      Age 59                                               Group (a registered investment advisor and
                                                           provider of financial and related consulting
                                                           services);
                                                     -     Certified Financial Planner and Member,
                                                           Institute of Certified Financial Planners; and
                                                     -     Registered Representative for Securities
                                                           with FSC Securities Corp., Marietta, Georgia.
     ---------------------------- ------------------ ----------------------------------------------------
      Steven J. Mastrovich         Trustee           -     September 2000 to Present, Global Head of
      522 5th Avenue                                       Structured Real Estate, J.P. Morgan Investment
      New York, NY  10036                                  Management
      Age 45                                         -     January 2000 to September 2000, Managing
                                                           Director, HSBC Securities (USA) Inc.
                                                     -     From 1998 to 2000, President, Key Global
                                                           Capital, Inc.;
                                                     -     From 1997 to 1998, Partner, Squire,
                                                           Sanders & Dempsey (law firm); and
                                                     -     From 1994 to 1997,
                                                           Partner, Brown, Rudnick, Freed &


                                      13

                                                           Gesmer (law firm).
     ---------------------------- ------------------ ----------------------------------------------------
      Patrick J. Riley             Trustee           -     Partner, Riley, Burke & Donahue, L.L.P.
      One Corporate Place                                  (law firm).
      55 Ferncroft Road
      Danvers, MA  01923
      Age 53
     ---------------------------- ------------------ ----------------------------------------------------
      Richard D. Shirk             Trustee           -     1996 to Present, Chairman, Cerulean
      Cerulean Companies, Inc.                             Companies, Inc.;
      P.O. Box 16905                                 -     1992 to March 2001, President and Chief
      Atlanta, GA  16905                                   Executive Officer, Blue Cross/Blue Shield of
      Age 56                                               Georgia;
                                                     -     1993 to Present, Chairman and Board
                                                           Member, Georgia Caring for Children Foundation
                                                           (private foundation); and
                                                     -     1998 to Present, Board Member, Healthcare
                                                           Georgia Foundation (private foundation)
     ---------------------------- ------------------ ----------------------------------------------------
      Bruce D. Taber               Trustee           -     Consultant, Computer Simulation, General
      26 Round Top Road                                    Electric Industrial Control Systems.
      Boxford, MA  01921
      Age 58
     ---------------------------- ------------------ ----------------------------------------------------
      Henry W. Todd                Trustee           -     Chairman, A.M. Todd Group, Inc.
      111 Commerce Drive                             -     President and Director, Zink & Triest Co.,
      Montgomeryville, PA  18936                           Inc. (dealer in vanilla flavor materials); and
      Age 54                                         -     Director, Executive Vice President,
                                                           Flavorite Laboratories.
     ---------------------------- ------------------ ----------------------------------------------------
      J. David Griswold           Vice President     -     Assistant Secretary and Associate General
      909 A Street                and Secretary            Counsel, Frank Russell Investment Management
      Tacoma, WA  98402                                    Company, Frank Russell Capital Inc., Frank
      Age 44                                               Russell Company and Frank Russell Investments
                                                           (Delaware), Inc.;
                                                     -     President and Associate General Counsel,
                                                           Russell Fund Distributors, Inc.
                                                     -     Director, Secretary and Associate General
                                                           Counsel, Frank Russell Securities, Inc.;
                                                     -     Secretary, Frank Russell Canada
                                                           Limited/Limitee.
     ---------------------------- ------------------ ----------------------------------------------------
      Mark E. Swanson             Treasurer and      -     Director - Funds Administration, Frank
      909 A Street                Principal                Russell Investment Management Company and
      Tacoma, WA  98402           Accounting               Frank Russell Trust Company; and
      Age 38                      Officer            -     Treasurer and Chief Accounting Officer,
                                                           Frank Russell Investment Company and Russell
                                                           Insurance Funds.
     ---------------------------- ------------------ ----------------------------------------------------


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.


         --------------------------------- --------------------------------
         NAME OF SSgA FUND                 AMOUNT OF TOTAL ANNUAL TRUSTEE
                                           COMPENSATION (INCLUDING OUT OF
                                           POCKET EXPENSES) ATTRIBUTABLE
                                           TO EACH FUND FOR THE FISCAL
                                           YEAR ENDED AUGUST 31, 2001
         --------------------------------- --------------------------------
          Money Market
         --------------------------------- --------------------------------
          US Government Money Market
         --------------------------------- --------------------------------
          Disciplined Equity
         --------------------------------- --------------------------------
          S&P 500 Index
         --------------------------------- --------------------------------
          Small Cap
         --------------------------------- --------------------------------
          Yield Plus
         --------------------------------- --------------------------------
          Bond Market
         --------------------------------- --------------------------------
          Emerging Markets
         --------------------------------- --------------------------------
          US Treasury Money Market
         --------------------------------- --------------------------------
          Growth & Income
         --------------------------------- --------------------------------
          Intermediate
         --------------------------------- --------------------------------
          Prime Money Market
         --------------------------------- --------------------------------
          Tax Free Money Market
         --------------------------------- --------------------------------
          International Stock Selection
         --------------------------------- --------------------------------
          Tuckerman Active REIT
         --------------------------------- --------------------------------
          International Growth
          Opportunities
         --------------------------------- --------------------------------
          High Yield Bond
         --------------------------------- --------------------------------
          Special Equity
         --------------------------------- --------------------------------
          Aggressive Equity
         --------------------------------- --------------------------------
          IAM SHARES
         --------------------------------- --------------------------------
          Intermediate Municipal Bond
          Fund
         --------------------------------- --------------------------------
          All Life Solutions Funds
         --------------------------------- --------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001
[date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:




                     INVESTMENT ADVISORY AND OTHER SERVICES


ADVISOR


SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.


The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:


1.  Nature and quality of services rendered.  The board considers:

- The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.

- The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.

-   The manner in which the Advisor discharges these services.

-   The financial strength of the Advisor.

- The organization and compensation structure of the Advisor, including staff experience and qualifications.

-   The process by which investment decisions are made.

2. Profitability of the Investment Company to the Advisor. The board considers:

-   The costs to the Advisor of providing each service to the Investment
    Company.

- The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.

- A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor for the fiscal years ended August 31:


       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $707,424                 $280,800
       --------------------------- ------------------------ -------------------------


The Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis. This reimbursement amounted to $_______________ in fiscal 2001, $59,768 in fiscal 2000 and $75,630 in fiscal 1999. The reimbursement will continue through December 31, 2002.

ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.


In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.


The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to the Administrator for the fiscal years ended August 31:



       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $75,587                  $25,987
       --------------------------- ------------------------ -------------------------


-------------------------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT


State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to the international funds:


- Portfolio Administration. $0 up to $100 million--0.05%, $100 million to $200 million--0.03%; over $200 million--.02% (annual charge, billed and payable monthly, based on average daily net assets);


- Global Custody: Comprised of asset charges and transactions charges by country in five different groups. Asset charges ranging from .06% to .40% for the first $50 million and from .05% to .40% over $50 million. Transaction charges ranging from $25 to $150.


- Portfolio Trading (for each line item processed). DTC and Fed book entry trade-$18; electronic DTC trades $9; New York physical settlements--$25; all other trades--$20; option trading and futures trading --$25; option expiration or exercised--$15; third party futures $18;


- Pricing. Monthly pricing fees of $375 per international investment portfolio and from $6 to $11 per security, depending on the type of instrument and the pricing service used;


- Out of Pocket Expenses at Cost. Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.


For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.


CODES OF ETHICS


The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.


Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to the Distributor for the fiscal years ended August 31:

       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $45,403                  $19,035
       --------------------------- ------------------------ -------------------------


For fiscal 2001, these amounts are reflective of the following individual payments:


      Advertising
      Printing
      Compensation to Dealers
      Compensation to Sales Personnel
      Other(1)


The fund accrued the following expenses to the Advisor under Service Agreements pursuant to Rule 12b-1 for the fiscal years ended August 31:


       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $30,810                  $12,780
       --------------------------- ------------------------ -------------------------


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

The fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the


-----------------------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.


The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund. The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion or an Investment Portfolio other than such fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

The total brokerage commissions paid by the fund amounted to the following for the fiscal years ended August 31:



       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $125,939                 $29,489
       --------------------------- ------------------------ -------------------------


During the fiscal year ended August 31, 2001, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2001, are as follows:

                                                    SECURITIES       COMMISSIONS
                                                      ($000)            ($000)
                                                 ---------------- -----------------
      Goulden Capital
      Paribas Corp.
      Goldman Sachs & Co.
      Merrill Lynch Pierce Fenner
      Salomon Smith Barney Inc.
      Commerzbank AG
      Lehman Brothers
      Troster Singer Stevens
      Knight Securities
      Donaldson Lufkin & Jenrette
      Dresdner Bank AG Frankfurt
      ABN AMRO
      Spencer Swain & Co. Inc.
      Cowen & Co.
      Credit Suisse First Boston
      HSBC Securities
      Investment Technology



                             PRICING OF FUND SHARES


Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve, and therefore limited trading may apply. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.


Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

           n
     P(1+T) = ERV
     where: P =      a hypothetical initial payment of $1,000
            T =      average annual total return
            n =      number of years
            ERV =    ending redeemable value of a $1,000 payment made at the
                     beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:


         ------------------------ ------------------------
         ONE YEAR ENDING AUGUST   INCEPTION TO
         31, 2001                 AUGUST 31, 2001(1)
         ------------------------ ------------------------

         ------------------------ ------------------------


--------------------------
(1) Annualized. The fund commenced operations on May 1, 1998.

                             ADDITIONAL INFORMATION


SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.

                              FINANCIAL STATEMENTS


The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER


MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-       Leading market positions in well-established industries.

-       High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection. o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-       Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

        F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

        F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

        Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

        Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

        Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

- Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

- Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

- Non-Investment Grade. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

- Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

        A1+--Obligations supported by the highest capacity for timely repayment.

        A1--Obligations supported by a very strong capacity for timely repayment.

        A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

        B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

        B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

        C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

        D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.SSgAfunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             LIFE SOLUTIONS(SM) FUNDS


                      LIFE SOLUTIONS INCOME AND GROWTH FUND
                          LIFE SOLUTIONS BALANCED FUND
                           LIFE SOLUTIONS GROWTH FUND

                               DECEMBER ____, 2001


This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.


This statement incorporates by reference the funds' annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the funds' annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                 3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                             3

  INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS                            3
  INVESTMENT PRACTICES OF THE UNDERLYING FUNDS                               3
  INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS                              8
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                      17
  INVESTMENT RESTRICTIONS                                                   20
  TEMPORARY DEFENSIVE POSITION                                              21
  PORTFOLIO TURNOVER                                                        21

MANAGEMENT OF THE FUND                                                      23

  BOARD OF TRUSTEES AND OFFICERS                                            23
  COMPENSATION                                                              24
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                    25

INVESTMENT ADVISORY AND OTHER SERVICES                                      26

  ADVISOR                                                                   26
  ADMINISTRATOR                                                             29
  CUSTODIAN AND TRANSFER AGENT                                              31
  DISTRIBUTOR                                                               31
  CODES OF ETHICS                                                           31
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                  31
  INDEPENDENT ACCOUNTANTS                                                   34
  LEGAL COUNSEL                                                             35

BROKERAGE PRACTICES AND COMMISSIONS                                         35


PRICING OF LIFE SOLUTIONS FUND SHARES                                       37


TAXES                                                                       38


CALCULATION OF PERFORMANCE DATA                                             39

  TOTAL RETURN                                                              39
  YIELD                                                                     40

ADDITIONAL INFORMATION                                                      41

  SHAREHOLDER MEETINGS                                                      41
  CAPITALIZATION AND VOTING                                                 41
  FEDERAL LAW AFFECTING STATE STREET                                        41
  PROXY VOTING POLICY                                                       41

FINANCIAL STATEMENTS                                                        42

                                  FUND HISTORY


SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.


                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS


Each Life Solutions Fund attempts to meet its investment objective by investing in a different combination of the Investment Company's portfolios (the "Underlying Funds"). The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds.

INVESTMENT PRACTICES OF THE UNDERLYING FUNDS


In addition to the information contained in the Life Solutions Funds' Prospectus, and each Underlying Fund's Prospectus, the following describes the investment practices for each of the Underlying Funds in which the Life Solutions Funds may invest.

S&P 500 INDEX FUND ("INDEX FUND"). The fundamental investment objective is to seek to replicate the total return of the S&P 500 Index.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.


The fund may pursue its investment objective by investing substantially all of its assets in the State Street Equity 500 Index Portfolio (the "Master Fund"), a registered investment company also advised by the same advisor as the SSgA Funds, with substantially the same investment objective, policies and restrictions as the fund. This investment approach is commonly referred to as a master/feeder structure. In this structure, the fund will be a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

The fund (either on its own or as part of a master/feeder structure) intends to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. The fund may also invest in futures and options. The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings.

To the extent that the fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the fund's performance and the performance of the S&P 500 Index is anticipated in both rising and falling markets. The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 0.95, before deduction of

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the fund's performance to that of the S&P 500 Index will increase as the size of the fund increases.

DISCIPLINED EQUITY FUND ("DISCIPLINED FUND"). The fundamental investment objective is to provide total returns that exceed over time the S&P 500 Index through investment in equity securities.

Equity securities will be selected for the fund on the basis of a proprietary, systematic investment process. The fund management team employs an equity strategy using bottom-up, quantitative stock selection from among the securities included in, but not limited to, the S&P 500 Index based upon a multi-factor return forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500 Index over time.

The equity strategy used by the fund is designed to provide a bridge between low risk/low value-added (or zero tracking error) passive investments, and high risk/high value-added (high tracking error) active management alternatives. This strategy attempts to create a portfolio with similar characteristics to the benchmark with the potential to provide excess returns by allowing the fund to hold most, but not all, of the securities in the benchmark. The fund seeks to maintain virtually the same sector and industry weightings as the benchmark, thus controlling the risk associated with more actively managed portfolios.

SMALL CAP FUND. The nonfundamental investment objective is to maximize the total return through investment in equity securities; under normal market conditions, at least 80% of total assets will be invested in securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies as represented by the Russell 2000 Index will include those companies with market capitalization generally ranging in value from $50 million to $1.4 billion. Sector and industry weight are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures and options.

Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The risks of securities of smaller capitalized companies are described in Principal Risks.


GROWTH AND INCOME FUND. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The fund's goal is to provide greater long-term returns than the overall US equity market without incurring greater risks than those commonly associated with investments in equity securities. The fund's portfolio strategy combines market economics with fundamental research. The Advisor begins by assessing current economic conditions and forecasting economic expectations. The industry sectors of the S&P 500 Index are examined to determine the sector's market capitalized weighting and to estimate the performance of each sector relative to the Index as a whole. A balance is determined for the portfolio, giving greater weight to market sectors that are expected to outperform the overall market. Stocks are then selected for each sector of the fund's portfolio based on the issuer's industry classification, the stock's historical sensitivity to changing economic events and conditions and an assessment of the stock's current valuation and prospects. Risks associated with equity securities are described in the Principal Risks section.

SPECIAL EQUITY FUND. The nonfundamental investment objective is to maximize total return through investment in mid- and small capitalization US equity securities.

The fund will attempt to meets its objective through the active selection of equity securities based on fundamental analysis. The investment approach emphasizes bottom-up stock selection informed by a top-down macroeconomic outlook. The fund management team focuses on identifying high quality stocks with sustainable growth prospects, paying particular attention to changes in the rates of growth of individual companies' earnings. This emphasis on growth stock selection makes the fund subject to risks associated with stock selection and the skills of the investment management team.

TUCKERMAN ACTIVE REIT FUND ("ACTIVE REIT FUND"). The nonfundamental investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

The fund will attempt to meet its objective through the active selection of Real Estate Investment Trust (REIT) securities, primarily from those securities in the Wilshire REIT(R) Index and across different types and regions based on the fundamental research of the Advisor. Under normal market conditions, the fund will invest at least 80% of its assets in REIT securities. REIT securities are investment of real estate investment trusts. REITs invest in underlying properties and may not have diversified holdings. Shareholders will be notified 60 days prior to changing the 80% investment policy.

AGGRESSIVE EQUITY FUND. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The investable universe is constructed using the Russell 3000(R) Index. The universe is further restricted by keeping only those securities that have above average five-year earnings growth projections. All current holdings are then added to this universe to create an investable universe. Securities are then ranked using the Advisor's proprietary growth and value measures. Each of these measures is combined to arrive at an overall sentiment for each security. Securities with aggressive five-year projections are subject to risks associated with rapid growth. The fund may invest in initial public offerings.

IAM SHARES FUND. The nonfundamental investment objective is to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM companies).

The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM companies. IAM companies are defined as companies that either (1) have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (Category I Shares) or (2) are listed in the S&P 500 Index, and have not been identified by the International Association of Machinists and Aerospace Workers or affiliated labor unions as having non-union sentiment (Category II Shares). Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of IAM companies. Shareholders would receive 60 days' notice prior to changing the 80% policy. As of the fiscal year-end of the fund, August 31, 2001, there was a universe of 360 publicly traded IAM affiliated companies as provided by the IAM. Based on the current model environment, nearly half of the 360 IAM-represented companies comprised the August 31, 2001 investments in the fund. The weighted average capitalization of the fund was $100.9 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment.

The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM companies are diverse both geographically and by industry. The portfolio manager will rebalance the fund frequently in order to maintain its relative exposure to IAM companies, as well as to account for any changes to the universe of IAM companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.

The fund may invest the remaining 20% of its assets in securities contained in the S&P 500 Index; these securities are chosen by a multifactor model which seeks to outperform the S&P 500 Index. In the 20% portion, the manager screens out securities of certain companies identified by the International Association of Machinists and Aerospace Workers Union as having non-union sentiment.

Proxies for the fund's underlying securities are voted in accordance with AFL/CIO guidelines.

INTERNATIONAL STOCK SELECTION FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.


The fund will attempt to meet its objective through the active selection of equity securities. The fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the MSCI EAFE Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls for excessive size or style exposures and is benchmark oriented.

EMERGING MARKETS FUND. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.


Under normal circumstances, the fund will invest primarily in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the fund invests will be expanded over time as the stock markets in other countries evolve. Nearly all of the fund's assets will be invested in equity, and equity-like, securities concentrated in emerging market countries (i.e., typically over 85% but no less than 80%). A stock market is classified as "emerging" if it meets at least one of the two general criteria: (i) it is located in a low or middle income economy as defined by the World Bank, and/or (ii) its investable market capitalization is low relative to its most recent GNP figures. A low or middle income is any country with a GNP per capita less than

$9,266. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if it exceeds this amount. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered. Risks of emerging markets are discussed in the Principal Risks section.

The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These foreign government pooled vehicles are also subject to risks. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital Index Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will expand to gain exposure to new emerging countries.

INTERNATIONAL GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of equity securities based on the fundamental analysis of companies and investment themes. The fund management team's investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.

MSCI EAFE INDEX FUND. The nonfundamental investment objective is to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "Index" or "MSCI(R) EAFE(R) Index"). The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Master Funds that has the same investment objective as and investment policies that are substantially similar to those of, the fund.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund, using a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the MSCI(R) EAFE(R) Index. The MSCI(R) EAFE(R) Index is a well-known international stock market index that includes approximately 1,000 securities listed on the stock exchanges of 20 developed market countries (but not the United States). The portfolio manager seeks a correlation of .95, before expenses, or better between the fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The fund may attempt to meet its objective by investing substantially all of its assets in the State Street MSCI(R) EAFE(R) Index Portfolio (the "MSCI EAFE Master Fund"), a registered investment company with the same advisor as the SSgA Funds and with substantially the same investment objective, policies and restrictions as the fund. This investment approach is commonly referred to as a master/feeder structure. The MSCI EAFE Master Fund has been in existence since February 16, 2000.

In this structure, the fund will be a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should have the Advisor run the same strategy outside of the master/feeder structure, hire its own investment advisor, invest in a different master portfolio, or take other action. The fund (either on its own or as part of a master/feeder structure) intends to invest in all of the stocks comprising the MSCI(R) EAFE(R) Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole.

In addition, from time to time, stocks are added to or removed from the Index. The fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition, the fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the fund might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the fund. The fund may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

It is anticipated that the correlation of the fund's performance to that of the Index will increase as the size of the fund increases. The fund's ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The portfolio manager will monitor such correlation. Should the fund fail to achieve an appropriate level of correlation, this will be reported to the Board of Trustees, which will consider alternative arrangements.

BOND MARKET FUND. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond (LBAB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments rated investment grade or better. Shareholders will be notified 60 days prior to changing the 80% investment policy. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may also invest in derivative securities, including futures, options, swaps and other structured securities.

The fund seeks to match the LBAB Index's duration at all times while adding value through issue and sector selection.

INTERMEDIATE FUND. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

In pursuing this goal, the fund normally invests at least 80% of its total assets in investment grade or better debt instruments. The fund may also invest in derivative securities, including futures, options, swaps and other structured securities.

The fund management team makes investment decisions to seek to match or exceed the return of the Lehman Brothers Intermediate Government/Credit Bond (LBIGC) Index. The fund seeks to match the LBIGC Index's duration at all times while adding value through issue and sector selection. From the fixed-income securities including, but not limited to, those represented by the LBIGC Index, the fund management team considers interest rate trends to determine what types of bonds to invest in. Different securities are favored depending on the stability of interest rates. Fixed-income securities have risks explained in the Principal Risks section.

HIGH YIELD BOND FUND. The nonfundamental investment objective is to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers High Yield Bond (LBHYB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in high yield, high risk (non-investment grade) debt securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may invest in derivative securities, including futures, options, swaps and other structured securities.

Fund managers make investment decisions seeking to match or exceed the LBHYB Index by concentrating on industry allocation and securities selection, deciding on which industries to focus and which bonds to buy within these industries. In making individual security selections, the fund management team looks for securities that are undervalued.

YIELD PLUS FUND. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The fund is not a money market fund and the price of this fund may fluctuate.

The fund attempts to meet its objective by investing primarily in high-quality, dollar denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The fund may also invest in derivative securities, including futures, options, swaps and other structured securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities.

The fund management team bases its decisions on the relative attractiveness of different sectors and issues which can vary depending on the general level of interest rates, market determined risk premiums, as well as supply/demand imbalances in the market. Risks associated with these investments are described in the Principal Risks section.

The Yield Plus Fund has obtained a credit quality rating of AA-f and a fund volatility rating of S1 from Standard & Poor's (S&P). The fund is rated AA-f based on the creditworthiness of its assets and sound management and practices. The AA-f rating indicates the fund's holdings and counterparties provide "very strong protection" against losses from credit defaults. A fund volatility rating of S1 indicates low sensitivity to changing market conditions. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P.

MONEY MARKET FUND. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

There are risks associated with these instruments, which are described in the section called Principal Risks.

The fund management team bases its decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

The Money Market Fund has obtained a money market fund rating of Am from Standard & Poor's (S&P). The Am rating indicates that the fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P.

US GOVERNMENT MONEY MARKET FUND ("Government Fund"). The Government Fund attempts to meet its investment objective by investing in obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities or in repurchase agreements secured by such instruments.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these instruments, which are described in the section called Principal Risks.

The US Government Money Market Fund has obtained a money market fund rating of AAAm from Standard & Poor's (S&P). The AAAm rating indicates that the fund's safety is excellent, and it has a superior capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P.

INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS


The Underlying Funds use certain investment instruments and techniques, consistent with each Underlying Fund's investment objective and policies. The principal practices are the following:

REPURCHASE AGREEMENTS (all Underlying Funds). The Underlying Funds may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by the fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the Life Solutions Funds and the Underlying Funds in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Life Solutions Funds and the Underlying Funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Advisor.

REVERSE REPURCHASE AGREEMENTS (all Underlying Funds). The Underlying Funds may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. A fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associates with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

MONEY MARKET INSTRUMENTS (Money Market and US Government Money Market Funds). Each Life Solutions Fund may invest in the Underlying Funds that invest in securities with maturities of one year or less at the time from the trade date or such other date upon which a Life Solutions Fund's interest in a securities is subject to market action. Each Life Solutions Fund will follow procedures reasonably designed to assure that the process so determined approximates the current market value of the Life Solutions Fund's securities. The procedures also address such matters as diversification and credit quality of the securities of the Life Solutions Funds' purchase, and were designed to ensure compliance by the Life Solutions Funds with the requirements of Rule 2a-7 of the 1940 Act.

LOWER GRADE DEBT INSTRUMENTS (High Yield Bond Fund). The Life Solutions Funds may also invest in an Underlying Fund that invests in high-yield, high-risk securities, commonly referred to as junk bonds. As a result, the Life Solutions Funds may be subject to some of the risks resulting from high yield investing. Further, each of the Life Solutions Funds may invest in Underlying Funds that invest in medium-grade bonds. If these bonds are downgraded, the Life Solutions Funds will consider whether to increase or decrease their investment in the affected Underlying Fund. Lower quality debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Lower rated and comparable unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

US GOVERNMENT OBLIGATIONS (all Underlying Funds except International Stock Selection, Emerging Markets and MSCI EAFE Index Fund). The types of US Government obligations in which the Underlying Funds may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Underlying Funds may purchase US Government obligations on a forward commitment basis.

FORWARD COMMITMENTS (all Underlying Funds except High Yield Bond, MSCI EAFE Index Fund). The Underlying Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with an Underlying Fund's ability to manage its investment portfolio, maintain a stable net asset value (in the case of a money market fund) and meet redemption requests. The Underlying Funds may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Underlying Funds of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Underlying Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS (all Underlying Funds except International Stock Selection, Emerging Markets, International Growth Opportunities and MSCI EAFE Index Fund). New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The Underlying Funds will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Underlying Funds may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Underlying Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Underlying Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Underlying Funds. No Underlying Fund will invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and the securities held by the Underlying Funds are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income an Underlying Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Underlying Fund's net asset value.

When payment for when-issued securities is due, an Underlying Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Underlying Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

SECTION 4(2) COMMERCIAL PAPER. The Underlying Funds may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the Underlying Fund's investment restriction relating to investments in illiquid securities.

WARRANTS (Disciplined, Small Cap, Special Equity, Aggressive Equity, International Stock Selection, Growth and Income and Emerging Markets). The Underlying Funds may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. No Underlying Fund will more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchange.

CONVERTIBLE SECURITIES (Small Cap, Special Equity, Aggressive Equity, International Stock Selection, Growth and Income, High Yield Bond, and Emerging Markets). The Underlying Funds may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

AMERICAN DEPOSITORY RECEIPTS (ADRs) (Index, Disciplined, Small Cap, Special Equity, Aggressive Equity, IAM SHARES, International Stock Selection, Emerging Markets, International Growth Opportunities, MSCI EAFE Index Fund) and European Depository Receipts (EDRs) (International Stock Selection, Emerging Markets and MSCI EAFE Index Fund). The Underlying Funds may invest in securities of foreign issuers in the form of ADRs, EDRs and similar instruments, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs, in registered form, are designed for use in the US securities markets, and EDRs are issued for trading primarily in European securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject. For purposes of an Underlying Fund's investment policies, An

Underlying Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

The ADRs chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index.

The ADRs chosen for investment by the IAM SHARES Fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index, or both.

TREASURY INFLATION-PROTECTION SECURITIES (Money Market, Government and Yield
Plus). The Underlying Funds may purchase Inflation-Protection Securities ("IPS"), which are a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.

VARIABLE AND FLOATING RATE SECURITIES (Money Market, Government, Bond, High Yield Bond, Yield Plus, International Growth Opportunities and Intermediate). The Underlying Funds may purchase variable rate US Government obligations which are instruments issued or guaranteed by the US Government, or an agency or instrumentality thereof, that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. The Underlying Funds may also invest in Funding Agreements, which are privately placed, unregistered obligations negotiated with a purchaser. Variable rate US Government obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

ASSET-BACKED SECURITIES (Money Market, Bond, Yield Plus and Intermediate). The Underlying Funds may purchase asset-backed securities. The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and an Underlying Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

MORTGAGE-RELATED SECURITIES (Money Market, Government, Bond, High Yield Bond, Yield Plus and Intermediate). The Underlying Funds may invest in Mortgage-related securities. Mortgage certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

    1. GNMA Mortgage Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow Underlying Funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

    2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

    3. FNMA Guaranteed Mortgage Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

MORTGAGE-BACKED SECURITY ROLLS (Bond and Intermediate). The Underlying Funds may enter into "forward roll" transactions with respect to mortgage-backed securities it holds. In a forward roll transaction, the Underlying Funds will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (1) the risk of prepayment prior to maturity; (2) the possibility that the Underlying Funds may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and (3) the risk that the market value of the securities sold by the Underlying Funds may decline below the price at which the Underlying Funds are obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the Underlying Funds will place cash, US Government securities or other high-grade debt securities in a segregated account with Custodian in an amount equal to its obligation under the roll.


INTEREST RATE SWAPS, CREDIT SWAPS, AND INTEREST RATE CAPS, FLOORS AND COLLARS (Bond Market, High Yield Bond, Yield Plus and Intermediate). Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. A fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate and credit swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those association with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values or interest rates, the investment performance of the fund would be less favorable than it would have been if these investment techniques were not used. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. A fund intends to use these transactions as a hedge and not as a speculative investment.

PREFERRED STOCKS (All Underlying Funds except Yield Plus, Money Market, Bond Market, Intermediate and High Yield Bond). The Underlying Funds may invest in preferred stock. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking Underlying Funds provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation's debt securities.

FOREIGN GOVERNMENT SECURITIES (International Stock Selection, Emerging Markets and International Growth Opportunities). The Underlying Funds may invest in foreign government securities, which generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The Underlying Funds noted above will not invest a material percentage of its assets in sovereign debt.

FOREIGN CURRENCY TRANSACTIONS (Bond, High Yield Bond, International Growth Opportunities, Intermediate MSCI EAFE Index Fund). The Underlying Funds may engage in foreign currency transactions as described below. The US dollar value of assets held by the Bond or Yield Plus Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. The Bond and Yield Plus Funds will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The Funds may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect a Fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

Put and call options on foreign currencies are traded on securities and commodities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The Yield Plus and Bond Market Funds may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause a Fund to lose the premium it paid and its transaction costs.

FOREIGN CURRENCY (International Stock Selection, Emerging Markets and International Growth Opportunities). The International Stock Selection and Emerging Markets Funds have authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Funds' dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to their Fund positions generally. The Funds are not obligated to hedge their portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the Funds of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency notes when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way. See "Risk Factors -- Futures Contracts and Options on Futures" for further discussion of the risks associated with such investment techniques.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Funds will not speculate in foreign security or currency options or futures or related options.

The Funds may not hedge their positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in their portfolios denominated or quoted in that particular foreign currency. The Funds will not enter into a position hedging commitment if, as a result thereof, it would have more than 10% of the value of their respective assets committed to such contracts. The Funds will not enter into a forward contract with a term of more than one year.

ZERO COUPON SECURITIES (Money Market, Government, High Yield Bond, Bond, Yield Plus and Intermediate). These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the Underlying Funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each Underlying Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Underlying Funds. Investing in these securities might also force the Underlying Funds to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS) (Money Market, Government, Bond, High Yield Bond, Yield Plus and Intermediate). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES (all Underlying Funds). The Underlying Funds and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the Underlying Fund's capital appreciation potential. These investments are generally illiquid. The Underlying Funds currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the Underlying Funds invest more than 15% of its net assets in illiquid securities (except the Money Market and US Government Money Market Funds, which will invest no more than 10%). Due to foreign ownership restrictions, the Underlying Funds may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult

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to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the Index Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include Canadian securities. No other foreign securities are eligible for inclusion.

Information Regarding Standard & Poor's Corporation. "Standard & Poor's," "S&P," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's and have been licensed for use by the SSgA S&P 500 Index Fund through the Master Fund. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the S&P 500 Index Fund regarding the advisability of investing in securities generally or in the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the S&P 500 Index Fund is the licensing of the trademarks and tradenames of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund. Standard & Poor's has no obligation to take the needs of the shareholders of the S&P 500 Index Fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Index Fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the S&P 500 Index Fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Fund.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE S&P 500 Index FUND OR THE SHAREHOLDERS OF THE S&P 500 Index FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL

STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


MSCI EAFE INDEX. The MSCI EAFE Index Fund attempts to replicate the return of the MSCI(R) EAFE Index(R) and invests (either on its own or as a part of a master/feeder structure) in all stocks in the Index. The MSCI(R) EAFE(R) Index is an arithmetic, capitalization-weighted average of the performance of approximately 1000 securities listed on the stock exchanges of the countries determined by MSCI(R) to be "developed." Although the list of developed markets may change over time, at the date of this prospectus, these countries included:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The designation of a market as "developed," by MSCI(R), arises from several factors, the most common of which is minimum GDP per capita. The MSCI(R) EAFE(R) Index is structured to represent the opportunities available to an international investor in developed markets. Currently, MSCI(R) targets 85% of the available market capitalization of each country for inclusion in the Index. Securities selected by MSCI(R) for inclusion in the Index must have acceptable levels of liquidity and free float. MSCI(R) also avoids inclusion of companies which have a significant ownership stake in another company since substantial cross-ownership can skew industry weights, distort country-level valuations and overstate a county's true market size. The inclusion of a stock in the MSCI(R) EAFE(R) Index in no way implies that MSCI(R) believes the stock to be an attractive investment, nor is MSCI(R) a sponsor or in any way affiliated with the fund. The MSCI(R) Index(R) is the exclusive property of MSCI(R). Morgan Stanley Capital International is a service mark of MSCI(R) and has been licensed for use by the fund.

Information about Morgan Stanley Capital International. The MSCI EAFE Index fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to the issuer of this fund or this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE RUSSELL INDEXES. The Russell 2000(R) Index consists of the smallest 2,000 companies in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000 Index total market capitalization. The Russell 3000 Index is composed of 3,000 large US companies, as determined by market capitalization, representing approximately 98% of the total US equity market. The purpose of the Russell 2000 Index is to provide a comprehensive representation of the investable US small-capitalization equity market. The average market capitalization is $700 million. The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

THE LEHMAN BROTHERS AGGREGATE BOND INDEX. The Bond Fund will measure its performance against the Lehman Brothers Aggregate Bond Index (the "LBAB Index"). The Fund also intends to maintain an average maturity and duration similar to that of the LBAB Index. The LBAB Index is made up of the Government/Credit Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/Credit Bond Index includes the Government and Corporate Bond Indices. The LBAB Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All in the LBAB Index issues have at least one year to maturity and an outstanding par value of at least $100 million.

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX ("LBIGC Index"). The Intermediate Fund will measure its performance against, and also intends to maintain an average maturity and duration similar to that of, the LBIGC Index. The LBIGC Index is a subset of the Lehman Brothers Government/Credit Bond Index and it comprises all securities that appear in this Index limited to those with maturities ranging from one to ten years only. The LBIGC Index includes the Government and Corporate Bond Indices. The LBIGC Index includes fixed rate debt issues rated investment-grade or higher by Moody's, S&P or Fitch, in that order. All issues in the Index have at least one year to maturity and an outstanding par value of at least $100 million.

WILSHIRE REIT INDEX. The Wilshire REIT Index is a market capitalization weighted index of publicly traded Real Estate Investment Trusts (REITs). The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The index is rebalanced monthy and returns are calculated on a buy and hold basis. The index has been constructed to avoid survivor basis.

LEHMAN BROTHERS HIGH YIELD BOND INDEX. The High Yield Bond Fund will measure its performance against the Lehman Brothers High Yield Bond Index (the "Index"). The duration of the Index as of December 31, 1997 was 4.41 years. The Index includes fixed rate, public nonconvertible, noninvestment-grade issues registered with the SEC that are rated Ba1 or lower by Moody's Investors Service ("Moody's"). If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's Rating Group (S&P"), or by Fitch's Investors Service ("Fitch") if an S&P rating is unavailable. A small number of unrated bonds is included in the Index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

RUSSELL SMALL CAP COMPLETENESS INDEX. The Index is comprised of the largest 3,000 US securities based on market capitalization (the securities comprising the Russell 3000(R) Index), excluding all securities in the S&P500 Index. The small capitalization segment of the Index ranges from approximately $25 million to $3 billion in capitalization and represents about 40% of the Index's total capitalization weight. The mid-capitalization segment's capitalization range is approximately $3 billion to $25 billion, and makes up the remaining 60% of the Index's cap weight. The capitalization weightings of the fund will reflect the composition of the benchmark.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES


The Underlying Funds (except for money market funds) may seek to hedge its portfolio against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Underlying Funds have authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Underlying Funds may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Advisor believes that, because the Underlying Funds will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Underlying Funds will not subject the Underlying Funds to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Underlying Funds are intended to reduce the volatility of the net asset value of the Underlying Fund's shares, the Underlying Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Underlying Fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The Underlying Funds are authorized to write
(sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Underlying Funds to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Underlying Funds receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Underlying Funds would seek to mitigate the effects of a price decline. By writing covered call options, however, the Underlying Funds gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Underlying Fund's ability to sell the underlying security will be limited while the option is in effect unless the Underlying Funds effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The Underlying Funds are authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When the Underlying Funds writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Underlying Funds assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Underlying Funds may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Underlying Funds has written, however, the Underlying Funds must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Underlying Funds may write put options as an alternative to purchasing actual securities. If security prices rise, the Underlying Funds would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Underlying Funds will also profit, because they should be able to close out the option at a lower price. If security prices fall, the Underlying Funds would expect to suffer a loss. This loss should be less than the loss the Underlying Funds would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The Underlying Funds are authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Underlying Funds has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Underlying Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Underlying Funds for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Underlying Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Underlying Funds will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Underlying Funds would exceed 5% of the market value of the Underlying Fund's total assets.

PURCHASING CALL OPTIONS. The Underlying Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Underlying Funds will purchase call options only in connection with "closing purchase transactions." The fund will not purchase put options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Underlying Funds are authorized to engage in transactions in stock index options and financial futures, and related options. The Underlying Funds may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Underlying Funds invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Underlying Funds may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment. The Underlying Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Underlying Funds' investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Underlying Funds will not make such investments.

The Underlying Funds may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Underlying Funds may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with debt securities in which it invests, if any. Transactions by the Underlying Funds in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

The Underlying Funds may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Underlying Fund's securities portfolio that might otherwise result. When the Underlying Funds are not fully invested in the securities markets and anticipates a significant market advance, the Underlying Funds may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Underlying Funds intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Underlying Funds will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Underlying Funds experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

The Underlying Funds also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Underlying Funds enters into futures transactions. The Underlying Funds may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Underlying Funds can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Underlying Funds intends to purchase.

The Underlying Funds are also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

The Underlying Funds are authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by the Underlying Funds, sold by the Underlying Funds but not yet delivered, or committed or anticipated to be purchased by the Underlying Funds. As an illustration, the Underlying Funds may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Underlying Funds can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the Underlying Funds require that all of the Underlying Fund's futures and options on futures transactions constitute bona fide hedging transactions and that an Underlying Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Underlying Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Underlying Fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The Underlying Funds (except the Money Market Fund) may engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Underlying Funds will acquire only those OTC options for which Advisor believes the Underlying Funds can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Underlying Funds have adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Underlying Funds; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Underlying Funds; (3) margin deposits on the Underlying Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Underlying Funds that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Underlying Funds, taken at market value. However, if an OTC option is sold by the Underlying Funds to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Underlying Funds have the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Underlying Funds will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money"
(current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Underlying Funds will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Underlying Funds will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Underlying Funds will not enter into an option or futures position that exposes the Underlying Funds to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Underlying Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Underlying Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Underlying Fund's assets could impede portfolio management or the Underlying Fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Underlying Funds' portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Underlying Funds will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Underlying Funds may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Underlying Funds may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Underlying Funds cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Underlying Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the Underlying Funds can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Underlying Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RESTRICTIONS


The Life Solutions Funds are subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 14 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. No Life Solutions Fund will:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities and shares of the Underlying Funds or other investment companies). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of a Life Solutions Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Life Solutions Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Life Solutions Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    3. Pledge, mortgage or hypothecate its assets. However, a Life Solutions Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of its total assets to secure borrowings permitted by paragraph (2) above.

    4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities and shares of the Underlying Funds), if immediately after and as a result of such investment the current market value of a Life Solutions Fund's holdings in the securities of such issuer exceeds 5% of the value of its assets and to not more than 10% of the outstanding voting securities of such issuer.

    5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Life Solutions Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of its total assets.

    6. Purchase or sell commodities or commodity futures contracts except that the Life Solutions Funds may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

    7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the Life Solutions Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    8. Engage in the business of underwriting securities issued by others, except that the Life Solutions Funds will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

    9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

    10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of a Life Solutions Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

    11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Life Solutions Funds may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

    12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Life Solutions Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

    13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    14. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION


The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees of the Investment Company and may be changed at any time by the Board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

For defensive purposes, the Underlying Funds (except the money market funds) may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in an Underlying Fund not achieving its investment objective.

PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for each Life Solutions Fund is calculated by dividing the lesser of purchases or sales of underlying fund shares for the particular year by the monthly average value of the underlying fund shares owned by the Fund during the year. Each Life Solutions Fund's portfolio turnover rate is expected to not exceed 100%. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. The Life Solutions Funds will not purchase or sell underlying fund shares to: (i) accommodate purchases and sales of each Fund's shares; (ii) change the percentages of each Fund's assets invested in each of the Underlying Funds in response to market conditions; and
(iii) maintain or modify the allocation of each Fund's assets among the Underlying Funds generally within the percentage limits described in the Prospectus.

For the fiscal periods ended August 31, the portfolio turnover rates for the Life Solutions Funds were:

                        INCOME AND
      AUGUST 31,          GROWTH          BALANCED          GROWTH
      ------------------------------------------------------------
      2001
      2000                31.07%           42.47%            33.00%
      1999                93.34%           51.09%            43.15%

The decrease in portfolio turnover between 1999 and 2000 is due to less frequent reallocation of holdings in each of the Underlying Funds in 2000.

The following table shows the portfolio turnover rate for the Underlying Funds for each of the fiscal years/periods ended August 31:

                                         2001           2000           1999
   UNDERLYING FUND                       (%)            (%)            (%)
   ---------------------------------------------------------------------------
   SSgA S&P 500 Index Fund                               16.43(1)       13.80
   SSgA Small Cap Fund                                  156.41         110.82
   SSgA Disciplined Equity Fund                         149.82         130.98
   SSgA Growth and Income Fund                           49.72          72.27
   SSgA Special Equity Fund                              46.45         211.30
   SSgA Tuckerman Active REIT Fund                      102.88          60.13
   SSgA Aggressive Equity Fund                          336.60         179.56(2)
   SSgA IAM SHARES Fund                                   5.34            -- (3)
   SSgA Emerging Markets Fund                            55.62          39.64
   SSgA International Stock Selection                    64.05          62.02
     Fund
   SSgA International Growth                             45.76          39.19
     Opportunities Fund
   SSgA Bond Market Fund                                248.34         327.83
   SSgA Intermediate Fund                               225.31         304.47
   SSgA High Yield Bond Fund                            164.01         234.31
   SSgA Yield Plus Fund                                 162.12         167.12



                             MANAGEMENT OF THE FUND


BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

----------
(1) Portfolio turnover represents the rate of portfolio activity for the period September 1, 1999, through May 31, 2000, while the fund was making investments directly in securities.

(2) Annualized.

(3) The portfolio turnover rate for the IAM SHARES Fund for the fiscal period ended August 31, 1999, was nominal due to the fund's short period of operation and is therefore not reported.

                            POSITION(S) WITH   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, ADDRESS AND AGE       SSgA FUNDS
------------------------------------------------------------------------------------------------
Lynn L. Anderson            Trustee            -   Vice Chairman, Frank Russell Company;
909 A Street                (Interested        -   Chairman of the Board and Chief Executive
Tacoma, WA  98402           Person of the          Officer, Frank Russell Investment Management
Age 62                      SSgA funds as          Company and Russell Fund Distributors, Inc.;
                            defined in the     -   Chairman of the Board, Frank Russell Trust
                            1940 Act),             Company;
                            Chairman of the    -   Trustee, President and Chief Executive
                            Board and              Officer, Frank Russell Investment Company and
                            President              Russell Insurance Funds; and
                                               -   Director, Russell Insurance Agency, Inc.,
                                                   Frank Russell Investments (Ireland)
                                                   Limited, Frank Russell Investment Company
                                                   plc; Frank Russell Investment Company II
                                                   plc, Frank Russell Investment Company III
                                                   plc, Frank Russell Institutional Funds plc,
                                                   Frank Russell Qualifying Investor Fund, and
                                                   Frank Russell Investments (Cayman) Ltd.

William L. Marshall          Trustee           -   Chief Executive Officer and President, Wm.
33 West Court Street                               L. Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901                               Companies, Inc. and the Marshall Financial
Age 59                                             Group (a registered investment advisor and
                                                   provider of financial and related consulting
                                                   services);
                                               -   Certified Financial Planner and Member,
                                                   Institute of Certified Financial Planners; and
                                               -   Registered Representative for Securities
                                                   with FSC Securities Corp., Marietta, Georgia.

Steven J. Mastrovich         Trustee           -   September 2000 to Present, Global Head of
522 5th Avenue                                     Structured Real Estate, J.P. Morgan Investment
New York, NY  10036                                Management
Age 45                                         -   January 2000 to September 2000, Managing
                                                   Director, HSBC Securities (USA) Inc.
                                               -   From 1998 to 2000, President, Key Global
                                                   Capital, Inc.;
                                               -   From 1997 to 1998, Partner, Squire,
                                                   Sanders & Dempsey (law firm); and
                                               -   From 1994 to 1997, Partner, Brown, Rudnick,
                                                   Freed & Gesmer (law firm).

Patrick J. Riley             Trustee           -   Partner, Riley, Burke & Donahue, L.L.P.
One Corporate Place                                (law firm).
55 Ferncroft Road
Danvers, MA  01923
Age 53

Richard D. Shirk             Trustee           -   1996 to Present, Chairman, Cerulean
Cerulean Companies, Inc.                           Companies, Inc.;
P.O. Box 16905                                 -   1992 to March 2001, President and Chief
Atlanta, GA  16905                                 Executive Officer, Blue Cross/Blue Shield of
                                                   Georgia;
                                               -   1993 to Present, Chairman and Board
                                                   Member, Georgia Caring for Children Foundation
                                                   (private foundation); and

Age 56                                         -   1998 to Present, Board Member, Healthcare
                                                   Georgia Foundation (private foundation)

Bruce D. Taber               Trustee           -   Consultant, Computer Simulation, General
26 Round Top Road                                  Electric Industrial Control Systems.
Boxford, MA  01921
Age 58

Henry W. Todd                Trustee           -   Chairman, A.M. Todd Group, Inc.
111 Commerce Drive                             -   President and Director, Zink & Triest Co.,
Montgomeryville, PA  18936                         Inc. (dealer in vanilla flavor materials); and
Age 54                                         -   Director, Executive Vice President,
                                                   Flavorite Laboratories.

J. David Griswold            Vice President    -   Assistant Secretary and Associate General
909 A Street                 and Secretary         Counsel, Frank Russell Investment Management
Tacoma, WA  98402                                  Company, Frank Russell Capital Inc., Frank
Age 44                                             Russell Company and Frank Russell Investments
                                                   (Delaware), Inc.;
                                               -   President and Associate General Counsel,
                                                   Russell Fund Distributors, Inc.
                                               -   Director, Secretary and Associate General
                                                   Counsel, Frank Russell Securities, Inc.;
                                               -   Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson              Treasurer and     -   Director - Funds Administration, Frank
909 A Street                 Principal             Russell Investment Management Company and
Tacoma, WA  98402            Accounting            Frank Russell Trust Company; and
Age 38                       Officer            -  Treasurer and Chief Accounting Officer,
                                                   Frank Russell Investment Company and Russell
                                                   Insurance Funds.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

                                    AMOUNT OF TOTAL ANNUAL TRUSTEE
                                    COMPENSATION (INCLUDING OUT OF
                                    POCKET EXPENSES) ATTRIBUTABLE
                                    TO EACH FUND FOR THE FISCAL
   NAME OF SSgA FUND                YEAR ENDED AUGUST 31, 2001
   ------------------------------------------------------------------
   Money Market
   US Government Money Market
   Disciplined Equity
   S&P 500 Index
   Small Cap
   Yield Plus
   Bond Market
   Emerging Markets
   US Treasury Money Market
   Growth & Income
   Intermediate
   Prime Money Market
   Tax Free Money Market
   International Stock Selection
   Tuckerman Active REIT
   International Growth Opportunities
   High Yield Bond
   Special Equity
   Aggressive Equity
   IAM SHARES
   Intermediate Municipal Bond Fund
   All Life Solutions Funds


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

LIFE SOLUTIONS INCOME AND GROWTH FUND
-

LIFE SOLUTIONS BALANCED FUND
-

LIFE SOLUTIONS GROWTH FUND
-


                     INVESTMENT ADVISORY AND OTHER SERVICES


Each Life Solutions Fund, as a shareholder of the Underlying Funds, will bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds.

ADVISOR


SSgA Funds Management, Inc. serves as the serves as the Life Solutions and Underlying Funds' Investment Advisor pursuant to an Advisory Agreement dated
May 1, 2001. SSgA Funds Management is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:

1.  Nature and quality of services rendered.  The board considers:

- The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.

- The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.

-   The manner in which the Advisor discharges these services.

-   The financial strength of the Advisor.

- The organization and compensation structure of the Advisor, including staff experience and qualifications.

-   The process by which investment decisions are made.

2.  Profitability of the Investment Company to the Advisor. The board considers:

-   The costs to the Advisor of providing each service to the Investment
    Company.

- The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.

- A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.

Under the Advisory Agreement, Advisor directs the Life Solutions Fund's investments in accordance with their investment objectives, policies and limitations. The Life Solutions Funds do not pay management fees. However, as consideration for the Advisor's services to the Underlying Funds, the Advisor receives from each of the Underlying Funds an annual management fee, accrued daily at the rate of 1/366th of the applicable management fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Underlying Fund's average daily net assets during the month (before fee waivers/reimbursements):

                                                     MANAGEMENT FEE
                                                     BEFORE WAIVERS
    UNDERLYING FUND                                 OR REIMBURSEMENTS
    -----------------------------------------------------------------
    SSgA S&P 500 Index Fund                               0.00%(1)
    SSgA Small Cap Fund                                   0.75%
    SSgA Disciplined Equity Fund                          0.75%
    SSgA Special Equity Fund                              0.75%
    SSgA Tuckerman Active REIT Fund                       0.65%
    SSgA Aggressive Equity Fund                           0.75%
    SSgA Growth and Income Fund                           0.85%
    SSgA IAM SHARES Fund                                  0.25%
    SSgA Emerging Markets Fund                            0.75%
    SSgA International Stock Selection Fund               0.75%
    SSgA International Growth Opportunities Fund          0.75%
    SSgA MSCI EAFE Index Fund                             0.15%(2)
    SSgA Bond Market Fund                                 0.30%
    SSgA Intermediate Fund                                0.80%
    SSgA High Yield Bond Fund                             0.30%
    SSgA Yield Plus Fund                                  0.25%
    SSgA Money Market Fund                                0.25%
    SSgA US Government Money Market Fund                  0.25%

The following table shows the expenses accrued by the Underlying Funds for Advisory services for the past three fiscal years:


ADVISORY EXPENSES ACCRUED BY UNDERLYING FUNDS FOR THE FISCAL YEARS ENDED AUGUST 31:
----------------------------------------------------------------------------------
UNDERLYING FUND                             2001             2000           1999
----------------------------------------------------------------------------------
SSgA S&P 500 Index Fund                                   $2,189,304     $2,371,531
SSgA Small Cap Fund                                        2,508,364      2,981,207
SSgA Disciplined Equity Fund                               3,843,414      4,135,005
SSgA Growth and Income Fund                                3,466,240      1,944,399
SSgA Special Equity Fund                                     341,327        110,157
SSgA Tuckerman Active REIT Fund                              236,878        233,829
SSgA Aggressive Equity Fund                                   78,910         34,124
SSgA IAM SHARES Fund                                         229,356         35,669(3)
SSgA Emerging Markets Fund                                 2,820,683      2,037,694
SSgA International Stock Selection Fund                      807,365        704,561

----------
(1) The S&P 500 Index Fund pays the Master Fund an annual fee, calculated daily and paid monthly, of 0.045% (after fee reimbursement) of the average daily net asset value of the fund. The fee is for management, custody and administrative services provided by the Master Fund.

(2) The Management Fee represents the fee for advisory, custody, transfer agency and administration services that is paid by the Master Fund to the Advisor.

(3) For the period June 2, 1999 (commencement of operations) to August 31, 1999.

SSgA International Growth Opportunities
  Fund                                                       707,424        280,800
SSgA Bond Market Fund                                        871,117        658,662
SSgA Intermediate Fund                                       520,465        617,533
SSgA High Yield Bond Fund                                    119,144         63,113
SSgA Yield Plus Fund                                       1,350,302      1,590,264
SSgA Money Market Fund                                    22,079,503     18,916,832
SSgA US Government Money Market Fund                       3,528,655      3,309,521



The Advisor has voluntarily agreed to waive or reimburse its management fee for some of the Underlying Funds. The management fee after the waiver or reimbursement amounted to the following percentages of average daily net assets for the fiscal year ended August 31, 2001:



                                                       MANAGEMENT FEE
                                                      AFTER WAIVERS OR
    UNDERLYING FUND                                    REIMBURSEMENTS
    ------------------------------------------------------------------
    SSgA S&P 500 Index Fund                                 0.00%(1)
    SSgA Disciplined Equity Fund                            0.75%
    SSgA Small Cap Fund                                     0.75%
    SSgA Growth and Income Fund                             0.81%
    SSgA Special Equity Fund                                0.71%
    SSgA Tuckerman Active REIT Fund                         0.58%
    SSgA Aggressive Equity Fund                             0.00%
    SSgA International Stock Selection Fund                 0.47%
    SSgA IAM SHARES                                         0.25%
    SSgA Emerging Markets Fund                              0.63%
    SSgA International Growth Opportunities Fund            0.66%
    SSgA Bond Market Fund                                   0.30%
    SSgA Intermediate Fund                                  0.22%
    SSgA High Yield Bond Fund                               0.30%
    SSgA Yield Plus Fund                                    0.25%
    SSgA Money Market Fund                                  0.25%
    SSgA US Government Money Market Fund                    0.25%

The following table shows management fees waived, if any, for the Underlying Funds by the Advisor for the past three fiscal years:


MANAGEMENT FEES WAIVED BY THE ADVISOR FOR THE UNDERLYING FUNDS FOR THE
FISCAL YEARS ENDED AUGUST 31:
-------------------------------------------------------------------------
UNDERLYING FUND                    2001            2000           1999
-------------------------------------------------------------------------
SSgA S&P 500 Index Fund                         $1,513,796     $2,357,461
SSgA Disciplined Equity Fund                       240,050        898,383

----------
(1) The S&P 500 Index Fund pays the Master Fund an annual fee, calculated daily and paid monthly, of 0.045% (after fee reimbursement) of the average daily net asset value of the fund. The fee is for management, custody and administrative services provided by the Master Fund.

SSgA International Stock Selection
  Fund                                             298,667        344,227
SSgA Bond Market Fund                                N/A            N/A
SSgA Intermediate Fund                             208,577          N/A

The following table shows management fees reimbursed, if any, for the Underlying Funds by the Advisor for the past three fiscal years:


-----------------------------------------------------------------------------
ADVISORY EXPENSES REIMBURSED BY THE ADVISOR FOR THE UNDERLYING FUNDS FOR
THE FISCAL YEARS ENDED AUGUST 31:
-----------------------------------------------------------------------------
UNDERLYING FUND                   2001          2000           1999
-----------------------------------------------------------------------------
SSgA S&P 500 Index Fund                       $139,830       N/A
SSgA Growth and Income Fund                    168,469       $162,524
SSgA Emerging Markets Fund                     460,085        243,835
SSgA Intermediate Fund                         168,103        392,319
SSgA Special Equity Fund                        19,442         69,513
SSgA Aggressive Equity Fund                     79,028         43,969
SSgA IAM SHARES Fund                              N/A           3,093
SSgA High Yield Bond Fund                        2,074         45,278
SSgA Tuckerman Active REIT Fund                 25,828         33,270
SSgA International Growth
  Opportunities Fund                            59,768         75,630

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Life Solutions Fund and either a majority of all Trustees or a majority of the shareholders of the Life Solutions Fund approve its continuance. The Agreement may be terminated by Advisor or the Life Solutions Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

ADMINISTRATOR

Frank Russell Investment Management Company ("Administrator") serves as the Life Solutions and Underlying Funds' Administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). The Life Solutions Funds do not pay the Administrator a fee. However, each Underlying Fund pays the Administrator for its services. A description of the services provided under the Administration Agreement and the basis for computing the administration fee is provided in the Life Solutions Fund's Prospectus. The following table shows the expenses accrued by the Underlying Funds for administration services for the past three fiscal years:


-------------------------------------------------------------------------------
ADMINISTRATION EXPENSES ACCRUED BY UNDERLYING FUNDS FOR THE FISCAL YEARS ENDED
AUGUST 31:
-------------------------------------------------------------------------------
UNDERLYING FUND                    2001           2000            1999
-------------------------------------------------------------------------------
SSgA S&P 500 Index Fund                         $816,133       $739,432
SSgA Small Cap Fund                              117,158        123,690
SSgA Disciplined Equity Fund                     170,623        171,590
SSgA Growth and Income Fund                      140,190         71,293
SSgA Special Equity Fund                          26,177          4,566

                                       30

SSgA Tuckerman Active REIT Fund                    23,064         11,227
SSgA Aggressive Equity Fund                        13,783          1,463
SSgA IAM SHARES Fund                               40,797          3,115*
SSgA Emerging Markets Fund                        269,559        187,953
SSgA International Stock Selection
  Fund                                             85,076         64,929
SSgA International Growth                          75,587         25,987
  Opportunities Fund
SSgA Bond Market Fund                             101,795         68,425
SSgA Intermediate Fund                             31,951         23,998
SSgA High Yield Bond Fund                          24,226          6,579
SSgA Yield Plus Fund                              171,637        197,686
SSgA Money Market Fund                          2,773,706      2,350,171
SSgA US Government Money Market
  Fund                                            453,864        412,315


The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Life Solutions Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or the Life Solutions Funds without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Zurich, Paris, Auckland and Geneva, and have approximately 1,400 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independent operating subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid a fee in accordance with the following with respect to the Life Solutions
Funds: Accounting fee, daily priced--$1,000 per month; accounting fee, monthly priced--$500 per month; transactions--$5 each. A balance credit is applied against the accounting and transactions fees (excluding out-of-pocket expenses). The credit is based on 50% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed. State Street is reimbursed for out-of-pocket expenses at cost. These include but are not limited to postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR


Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.


CODES OF ETHICS


The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS


Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Life Solutions Funds may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Life Solutions Funds may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Life Solutions Funds have adopted an active distribution plan (the "Plan"), which is described in the Life Solutions Fund's Prospectus. Further, the Board of Trustees adopted an active distribution plan on January 8, 1992.

The Plan provides that the Life Solutions Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Funds may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

The following table shows the expenses accrued by the Underlying Funds to Russell Fund Distributors, Inc., as Distributor, for the past three fiscal years ended August 31:


------------------------------------------------------------------------------------
DISTRIBUTION EXPENSES ACCRUED BY UNDERLYING FUNDS FOR THE FISCAL YEARS ENDED
AUGUST 31:
------------------------------------------------------------------------------------
UNDERLYING FUND                        2001           2000           1999
------------------------------------------------------------------------------------
SSgA S&P 500 Index Fund                            $1,019,131       $909,637
SSgA Small Cap Fund                                   195,633        357,033
SSgA Disciplined Equity Fund                          162,509        200,471
SSgA Growth and Income Fund                           340,901        145,722
SSgA Special Equity Fund                               23,996         14,368
SSgA Tuckerman Active REIT Fund                        18,461         16,606
SSgA Aggressive Equity Fund                             5,413          1,102
SSgA IAM SHARES Fund                                   73,775         2,703*
SSgA Emerging Markets Fund                            330,023        231,395
SSgA International Stock Selection
  Fund                                                 39,264         36,135
SSgA International Growth
  Opportunities Fund                                   45,403         19,035
SSgA Bond Market Fund                                  92,985         75,956
SSgA Intermediate Fund                                 28,488         28,632
SSgA High Yield Bond Fund                              13,265         13,258
SSgA Yield Plus Fund                                  210,323        248,774
SSgA Money Market Fund                              2,981,174      2,770,913
SSgA US Government Money Market Fund                  276,920        317,018

The following table shows the expenses accrued by the Life Solutions Funds to Russell Fund Distributors, Inc., as Distributor, for the fiscal years ended August 31:


   ------------------------------------------------------------------------
   DISTRIBUTION EXPENSES ACCRUED BY THE LIFE SOLUTIONS FUNDS FOR THE FISCAL YEAR ENDED AUGUST 31:
   ------------------------------------------------------------------------

LIFE SOLUTIONS FUND        2001          2000           1999
--------------------------------------------------------------
 Balanced                              $11,993        $20,018
 Growth                                 16,447         12,857
 Income and Growth                       2,619          5,480



For fiscal 2001, this amount is reflective of the following individual payments:


                                             COMPENSATION    COMPENSATION         OTHER(1)
UNDERLYING FUND:  ADVERTISING   PRINTING     TO DEALERS      TO SALES PERSONNEL
------------------------------------------------------------------------------------------
S&P 500 Index
Small Cap
Disciplined
Growth and
  Income
Special Equity
Active REIT
Aggressive
Equity
IAM SHARES
Emerging
  Markets
Active
 International
International
 Growth Oppor-
 tunities
Bond Market
Intermediate
High Yield Bond
Yield Plus
Money
  Market
Government

----------

(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                                                            COMPENSATION
LIFE SOLUTIONS                              COMPENSATION    TO SALES
FUND:             ADVERTISING  PRINTING     TO DEALERS      PERSONNEL        OTHER(1)
---------------------------------------------------------------------------------------
Balanced
Growth
Income and
 Growth


Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the Underlying Funds may also enter into agreements ("Service Agreements") with financial institutions, which may include Advisor ("Service Organizations"), to provide shareholder servicing with respect to Underlying Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in each Underlying Fund's Prospectus under "Distribution and Shareholder Servicing."

The following table shows the expenses accrued, if any, by the Underlying Funds to the Advisor, under a Service Agreement pursuant to Rule 12b-1, for the past three fiscal years ended August 31:


EXPENSES ACCRUED BY UNDERLYING FUNDS TO ADVISOR PURSUANT TO A SERVICE
AGREEMENT FOR THE FISCAL YEARS ENDED AUGUST 31:
----------------------------------------------------------------------------------------
UNDERLYING FUND                            2001           2000            1999
----------------------------------------------------------------------------------------
SSgA S&P 500 Index Fund                               $1,038,450       $817,524
SSgA Small Cap Fund                                      379,245        416,264
SSgA Disciplined Equity Fund                             444,833        503,372
SSgA Growth and Income Fund                              437,465        202,467
SSgA Special Equity Fund                                  15,396          4,667
SSgA Tuckerman Active REIT Fund                           10,546         11,064
SSgA Aggressive Equity                                       565              4
SSgA IAM SHARES Fund                                      23,001          3,598
SSgA Emerging Markets Fund                               136,109         83,019
SSgA International Stock Selection Fund                   31,249         26,674
SSgA International Growth Opportunities
 Fund                                                     30,810         12,780
SSgA Bond Market Fund                                     80,521         64,379
SSgA Intermediate Fund                                    54,859         49,701
SSgA High Yield Bond Fund                                  8,287          4,821
SSgA Yield Plus Fund                                     255,668        294,682
SSgA Money Market Fund                                 3,337,909      2,691,113
SSgA US Government Money  Market Fund                    718,053        635,532


For the fiscal year ended August 31, 2001, the Life Solutions Funds accrued no expenses to the Advisor under a Service Agreement pursuant to Rule 12b-1.

------------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL


Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.


                       BROKERAGE PRACTICES AND COMMISSIONS


Since the Life Solutions Funds purchase only shares of the Underlying Funds, such transactions are effected through the Funds' Transfer Agent and are not effected through a broker. However, all portfolio transactions are placed on behalf of the Underlying Funds by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Underlying Fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Underlying Fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause the Underlying Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Underlying Fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Underlying Funds and review the prices paid by the Underlying Funds over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Underlying Funds. Certain services received by the Advisor attributable to a particular Underlying Fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

The following table shows the brokerage commissions paid by the certain Underlying Funds for the past three fiscal years. Underlying Funds not listed below paid no brokerage commissions during the past three years:


BROKERAGE COMMISSIONS PAID BY UNDERLYING FUNDS FOR THE FISCAL YEARS
ENDED AUGUST 31:
-------------------------------------------------------------------
UNDERLYING FUND                2001           2000          1999
-------------------------------------------------------------------
SSgA S&P 500 Index Fund                   $  220,874     $  245,467
SSgA Small Cap Fund                        1,027,626        975,387
SSgA Disciplined Equity Fund               1,342,161      1,213,696
SSgA Growth and Income Fund                  381,940        288,787
SSgA Emerging Markets Fund                 1,008,472        627,264
SSgA International Stock                     191,624        186,483
  Selection Fund
SSgA Tuckerman Active REIT                    97,558        131,088
SSgA Int'l Growth                            125,939         29,489
  Opportunities
SSgA Special Equity Fund                      36,453         54,166
SSgA Aggressive Equity Fund                   43,155         20,280
SSgA IAM Shares Fund                          26,510         58,358


Of the total brokerage commissions paid by certain Underlying Funds, the following table shows the amount of commissions received, if any, by an affiliated broker/dealer for the past three fiscal years:


BROKERAGE COMMISSIONS RECEIVED BY AFFILIATED BROKER/DEALERS FOR THE
FISCAL YEARS ENDED AUGUST 31:
---------------------------------------------------------------------
UNDERLYING FUND                    2001          2000        1999
---------------------------------------------------------------------
SSgA S&P 500 Index Fund                       $ 96,304     $200,264
SSgA Small Cap Fund                             13,365       68,610
SSgA Disciplined Equity Fund                   151,786      296,885
SSgA Growth and Income Fund                     82,885      220,657
SSgA International Stock                           N/A       11,982
  Selection Fund
SSgA Special Equity Fund                         1,170        1,250
SSgA Aggressive Equity Fund                     11,279       12,118
SSgA IAM Shares Fund                            25,900       28,756
SSgA Tuckerman Active REIT Fund                  6,640        7,292

The principal reasons for changes in an Underlying Fund's brokerage commissions for the three years were: (1) changes in fund asset size; and (2) changes in market conditions.

The following table shows: (1) the percentage of brokerage commissions received by affiliated broker/dealers (in relation to the total brokerage commissions paid by the Underlying Funds and Life Solutions Funds); and (2) the percentage of trading activity transactions effected through an affiliated broker/dealer (in relation to total transactions effected by the Underlying Funds or Life Solutions Funds) for the fiscal year ended August 31, 2001:


        ------------------------------ --------------------------- ------------------------
        FUND                           TOTAL BROKERAGE             TOTAL COMMISSION-BASED
                                       COMMISSIONS RECEIVED BY     TRANSACTIONS EFFECTED
                                       AFFILIATED B/DS (%)         THROUGH AFFILIATED
                                                                   B/DS (%)
        ------------------------------ --------------------------- ------------------------
         SSgA S&P 500 Index Fund
        ------------------------------ --------------------------- ------------------------
         SSgA Small Cap Fund
        ------------------------------ --------------------------- ------------------------
         SSgA Disciplined Equity Fund
        ------------------------------ --------------------------- ------------------------
         SSgA Growth and Income Fund
        ------------------------------ --------------------------- ------------------------
         SSgA Tuckerman Active REIT
        ------------------------------ --------------------------- ------------------------
         SSgA Special Equity Fund
        ------------------------------ --------------------------- ------------------------
         SSgA Aggressive Equity Fund
        ------------------------------ --------------------------- ------------------------
         SSgA IAM Shares Fund
        ------------------------------ --------------------------- ------------------------


During the fiscal year ended August 31, 2001, the Life Solutions Funds did not purchase securities issued by regular broker dealers of the Funds, as defined by Rule 10b-10 of the 1940 Act. Please refer to each Underlying Fund's SAIs for a list of purchases of securities issued by the top ten regular broker dealers of each respective Underlying Fund, and commissions paid, if applicable by dollar amounts of securities executed or commissions received on behalf of each Underlying Fund as of August 31, 2001. The Yield Plus and Money Market Funds normally do not pay a stated brokerage commission on transactions.

                      PRICING OF LIFE SOLUTIONS FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. Net asset value per share is calculated once each business day for the Life Solutions Funds as of the close of the regular trading session on the New
York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve, and therefore limited trading may apply. Limited trading will be available on Veteran's Day and Columbus Day when the New York Stock Exchange is open but the Federal Reserve Bank is closed. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays:
Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.

The Life Solutions Funds' net asset value is determined by appraising each Fund's underlying investment (i.e., the Underlying Funds as the current net asset value per share of the Underlying Funds). Trading may occur in the Underlying Funds in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m., Eastern time, on a regular business day). Because the net asset value of the Underlying Funds will not be calculated at such times, if securities held in the Underlying Funds are traded at such times, the Underlying Funds' net asset value per share may be significantly affected at times when shareholders do not have the ability to purchase or redeem shares, which in turn affects the net asset value of the Life Solutions Funds. Moreover, trading in securities on European and Asian exchanges and in the over-the-counter market is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in foreign markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Underlying Fund's calculation of its net asset value unless the Board of Trustees determines that the particular event would materially affect the Underlying Fund's net asset value, in which case an adjustment would be made.

With the exceptions noted below, the Underlying Funds value portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sale price.

The Underlying Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Underlying Fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on Underlying Fund shares computed by dividing the annualized daily income of the Underlying Fund's portfolio by the net asset value based upon the amortized cost valuation method may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Underlying Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

The Life Solutions Funds intend to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Life Solutions Funds will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the Life Solutions Funds distribute annually to shareholders at least 90% of net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For the Life Solutions Funds to qualify as a RIC they must abide by all of the following requirements: (1) at least 90% of the Life Solutions Funds' gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the Life Solutions Funds' taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Life Solutions Funds and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Life Solutions Funds' taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

The Life Solutions Funds will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of i ordinary income for that year; (2) 98% of capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Life Solutions Funds subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as long-term gain with respect to shares of a Life Solutions Fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The Underlying Funds' ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Underlying Funds' income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

FOREIGN INCOME TAXES. Investment income received by the Underlying Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Underlying Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Underlying Funds in advance since the amount of the assets to be invested within various countries is not known.

If the Underlying Funds invest in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Underlying Funds. The Underlying Funds can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of the Underlying Funds' activities in states and localities in which their offices are maintained, their agents or independent contractors are located or it is otherwise deemed to be conducting business, the Underlying Funds may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Life Solutions Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Life Solutions Funds with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

The Life Solutions Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         P(1+T)to the power of n = ERV
         Where: P =    a hypothetical initial payment of $1,000
          T =           average annual total return
          n =           number of years
          ERV =         ending redeemable value of a $1,000 payment made at the
                       beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the Life Solutions Funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

The average annual total return for each applicable Underlying Fund and Life Solutions Fund is as follows:


        ----------------------------------------------------------------------------------------

        AVERAGE ANNUAL TOTAL RETURN
        ----------------------------------------------------------------------------------------
        FUND                                          ONE YEAR      FIVE YEARS     INCEPTION
                                                      ENDING        ENDING         DATE TO
                                                      AUGUST 31,    AUGUST 31,     AUGUST 31,
                                                      2001 (%):     2001 (%):      2001 (%):(1)
        --------------------------------------------- ------------- -------------- -------------
        SSgA S&P 500 Index Fund
        --------------------------------------------- ------------- -------------- -------------
        SSgA Small Cap Fund
        --------------------------------------------- ------------- -------------- -------------
        SSgA Disciplined Equity Fund

-----------
(1) Annualized.

        --------------------------------------------- ------------- -------------- -------------
         SSgA Special Equity Fund
        --------------------------------------------- ------------- -------------- -------------
         SSgA Growth and Income Fund
        --------------------------------------------- ------------- -------------- -------------
         SSgA IAM SHARES Fund
        --------------------------------------------- ------------- -------------- -------------
         SSgA Emerging Markets Fund
        --------------------------------------------- ------------- -------------- -------------
         SSgA International Stock Selection Fund
        --------------------------------------------- ------------- -------------- -------------
         SSgA Tuckerman Active REIT Fund
        --------------------------------------------- ------------- -------------- -------------
         SSgA Aggressive Equity Fund
        --------------------------------------------- ------------- -------------- -------------
         SSgA International Growth Opportunities Fund
        --------------------------------------------- ------------- -------------- -------------
         SSgA High Yield Bond Fund
        --------------------------------------------- ------------- -------------- -------------
         SSgA Bond Market Fund
        --------------------------------------------- ------------- -------------- -------------
         SSgA Intermediate Fund
        --------------------------------------------- ------------- -------------- -------------
         SSgA Yield Plus Fund
        --------------------------------------------- ------------- -------------- -------------
         SSgA Life Solutions Balanced Fund
        --------------------------------------------- ------------- -------------- -------------
         SSgA Life Solutions Growth Fund
        --------------------------------------------- ------------- -------------- -------------
         SSgA Life Solutions Income and Growth Fund
        --------------------------------------------- ------------- -------------- -------------


Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

YIELD


Some of the Underlying Funds compute yields. Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

     YIELD = 2[((a-b+1) to the power of 6)-1]
                ---
                Cd
      Where: A = dividends and interests earned during the period
      B =        expenses accrued for the period (net of reimbursements);
      C =        average daily number of shares outstanding during the period that were entitled to receive dividends; and
      D =        the maximum offering price per share on the last day of the period.

The current annualized yield of the applicable Underlying Funds may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

        EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) to the power of 365/7]-1


The following table shows the current 30-day yield (annualized), or current and effective 7-day yields, for the period ended August 31, 2001, for each Underlying Fund (as applicable):

        ----------------------------- --------------- -------------- --------------
        UNDERLYING FUND               CURRENT         CURRENT        EFFECTIVE
                                      30-DAY YIELD    7-DAY YIELD    7-DAY YIELD
                                      (%)             (%)            (%)
        ----------------------------- --------------- -------------- --------------
         SSgA Bond Market Fund                             N/A            N/A
        ----------------------------- --------------- -------------- --------------
         SSgA Intermediate Fund                            N/A            N/A
        ----------------------------- --------------- -------------- --------------
         SSgA High Yield Bond Fund                         N/A            N/A
        ----------------------------- --------------- -------------- --------------
         SSgA Yield Plus Fund                              N/A            N/A
        ----------------------------- --------------- -------------- --------------
         SSgA Money Market Fund
        ----------------------------- --------------- -------------- --------------
         SSgA US Government Money
           Market Fund
        ----------------------------- --------------- -------------- --------------


The yield quoted is not indicative of future results. Yields will depend on the type, quality, and maturity and interest rate of instruments held by the Underlying Fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.

                              FINANCIAL STATEMENTS

The 2001 fiscal year-end financial statements for the Life Solutions Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants are included in the Life Solutions Funds' Annual Report to Shareholders. Copies of these reports accompany this Statement of Additional Information and are incorporated herein by reference.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                          Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION


                             DISCIPLINED EQUITY FUND

                               DECEMBER ____, 2001

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                               3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                           3

  INVESTMENT STRATEGIES                                                    3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                     6
  INVESTMENT RESTRICTIONS                                                  9
  TEMPORARY DEFENSIVE POSITION                                            10
  PORTFOLIO TURNOVER                                                      10

MANAGEMENT OF THE FUND                                                    10

  BOARD OF TRUSTEES AND OFFICERS                                          10
  COMPENSATION                                                            12
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                  13

INVESTMENT ADVISORY AND OTHER SERVICES                                    14

  ADVISOR                                                                 14
  ADMINISTRATOR                                                           14
  CUSTODIAN AND TRANSFER AGENT                                            15
  DISTRIBUTOR                                                             16
  CODES OF ETHICS                                                         16
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                16
  INDEPENDENT ACCOUNTANTS                                                 18
  LEGAL COUNSEL                                                           18

BROKERAGE PRACTICES AND COMMISSIONS                                       18


PRICING OF FUND SHARES                                                    20


TAXES                                                                     21


CALCULATION OF PERFORMANCE DATA                                           22


ADDITIONAL INFORMATION                                                    23

  SHAREHOLDER MEETINGS                                                    23
  CAPITALIZATION AND VOTING                                               23
  FEDERAL LAW AFFECTING STATE STREET                                      23
  PROXY VOTING POLICY                                                     23

FINANCIAL STATEMENTS                                                      23


                                  FUND HISTORY


SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.



The SSgA Disciplined Equity Fund was formerly known as the SSgA Matrix Equity Fund. The name change took effect on June 1, 2001.



                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES


To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


ILLIQUID SECURITIES. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.



SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

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AMERICAN DEPOSITORY RECEIPTS (ADRS). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

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PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the
1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities

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(including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

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INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

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     14.  Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION


For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The portfolio turnover rate for the fund for the fiscal years ended August 31:



--------------------------------------------------------------------------------
              2001                2000                 1999
--------------------------------------------------------------------------------
                                149.82%              130.98%
--------------------------------------------------------------------------------


                             MANAGEMENT OF THE FUND


BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.


--------------------------------------------------------------------------------------------------------
     NAME, ADDRESS AND AGE        POSITION(S) WITH   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                  SSgA FUNDS
--------------------------------------------------------------------------------------------------------
      Lynn L. Anderson            Trustee            -  Vice Chairman, Frank Russell Company;
      909 A Street                (Interested        -  Chairman of the Board and Chief Executive
      Tacoma, WA  98402           Person of the         Officer, Frank Russell Investment Management
      Age 62                      SSgA funds as         Company and Russell Fund Distributors, Inc.;
                                  defined in the     -  Chairman of the Board, Frank Russell Trust
                                  1940 Act),            Company;
                                  Chairman of the    -  Trustee, President and Chief Executive
                                  Board and             Officer, Frank Russell Investment Company and
                                  President             Russell Insurance Funds; and
                                                     -  Director, Russell Insurance Agency, Inc.,
                                                        Frank Russell Investments (Ireland)
                                                        Limited, Frank Russell Investment Company plc;
                                                        Frank Russell Investment Company II plc,
                                                        Frank Russell Investment Company III
                                                        plc, Frank Russell Institutional Funds
                                                        plc, Frank Russell Qualifying Investor
                                                        Fund, and Frank Russell Investments (Cayman)
                                                        Ltd.

--------------------------------------------------------------------------------------------------------
      William L. Marshall          Trustee           -  Chief Executive Officer and President, Wm.
      33 West Court Street                              L. Marshall Associates, Inc., Wm. L. Marshall
      Doylestown, PA 18901                              Companies, Inc. and the Marshall Financial
      Age 59                                            Group (a registered investment advisor and
                                                        provider of financial and related consulting
                                                        services);
                                                     -  Certified Financial Planner and Member,
                                                        Institute of Certified Financial Planners; and
                                                     -  Registered Representative for Securities
                                                        with FSC Securities Corp., Marietta, Georgia.

--------------------------------------------------------------------------------------------------------
      Steven J. Mastrovich         Trustee           -  September 2000 to Present, Global Head of
      522 5th Avenue                                    Structured Real Estate, J.P. Morgan Investment
      New York, NY  10036                               Management
      Age 45                                         -  January 2000 to September 2000, Managing
                                                        Director, HSBC Securities (USA) Inc.
                                                     -  From 1998 to 2000, President, Key Global
                                                        Capital, Inc.;
                                                     -  From 1997 to 1998, Partner, Squire,
                                                        Sanders & Dempsey (law firm); and
                                                     -  From 1994 to 1997, Partner, Brown,
                                                        Rudnick, Freed & Gesmer (law firm).

--------------------------------------------------------------------------------------------------------
      Patrick J. Riley             Trustee           -  Partner, Riley, Burke & Donahue, L.L.P.
      One Corporate Place                               (law firm).
      55 Ferncroft Road
      Danvers, MA  01923
      Age 53

--------------------------------------------------------------------------------------------------------
      Richard D. Shirk             Trustee           -  1996 to Present, Chairman, Cerulean
      Cerulean Companies, Inc.                          Companies, Inc.;
      P.O. Box 16905                                 -  1992 to March 2001, President and Chief
      Atlanta, GA  16905                                Executive Officer, Blue Cross/Blue Shield of
      Age 56                                            Georgia;
                                                     -  1993 to Present, Chairman and Board
                                                        Member, Georgia
                                                        Caring for Children Foundation (private
                                                        foundation); and
                                                     -  1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation)


--------------------------------------------------------------------------------------------------------
      Bruce D. Taber               Trustee           -  Consultant, Computer Simulation, General
      26 Round Top Road                                 Electric Industrial Control Systems.
      Boxford, MA  01921
      Age 58

--------------------------------------------------------------------------------------------------------
      Henry W. Todd                Trustee           -  Chairman, A.M. Todd Group, Inc.
      111 Commerce Drive                             -  President and Director, Zink & Triest Co.,
      Montgomeryville, PA  18936                        Inc. (dealer in vanilla flavor materials); and
      Age 54                                         -  Director, Executive Vice President,
                                                        Flavorite Laboratories.
--------------------------------------------------------------------------------------------------------
      J. David Griswold            Vice President    -  Assistant Secretary and Associate General
      909 A Street                 and Secretary        Counsel, Frank Russell Investment Management
      Tacoma, WA  98402                                 Company, Frank Russell Capital Inc., Frank
      Age 44                                            Russell Company and Frank Russell Investments
                                                        (Delaware), Inc.;
                                                     -  President and Associate General Counsel,
                                                        Russell Fund Distributors, Inc.
                                                     -  Director, Secretary and Associate General
                                                        Counsel, Frank Russell Securities, Inc.;
                                                     -  Secretary, Frank Russell Canada
                                                        Limited/Limitee.

--------------------------------------------------------------------------------------------------------
      Mark E. Swanson             Treasurer and      -  Director - Funds Administration, Frank
      909 A Street                Principal             Russell Investment Management Company and
      Tacoma, WA  98402           Accounting            Frank Russell Trust Company; and
      Age 38                      Officer            -  Treasurer and Chief Accounting Officer,
                                                        Frank Russell Investment Company and Russell
                                                        Insurance Funds.
--------------------------------------------------------------------------------------------------------




COMPENSATION



Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.


--------------------------------------------------------------------------------
         NAME OF SSgA FUND                 AMOUNT OF TOTAL ANNUAL TRUSTEE
                                           COMPENSATION (INCLUDING OUT OF
                                           POCKET EXPENSES) ATTRIBUTABLE
                                           TO EACH FUND FOR THE FISCAL
                                           YEAR ENDED AUGUST 31, 2001
--------------------------------------------------------------------------------
          Money Market
--------------------------------------------------------------------------------
          US Government Money Market
--------------------------------------------------------------------------------
          Disciplined Equity
--------------------------------------------------------------------------------
          S&P 500 Index
--------------------------------------------------------------------------------
          Small Cap
--------------------------------------------------------------------------------
          Yield Plus
--------------------------------------------------------------------------------
          Bond Market
--------------------------------------------------------------------------------
          Emerging Markets
--------------------------------------------------------------------------------
          US Treasury Money Market
--------------------------------------------------------------------------------
          Growth & Income
--------------------------------------------------------------------------------
          Intermediate
--------------------------------------------------------------------------------
          Prime Money Market
--------------------------------------------------------------------------------
          Tax Free Money Market
--------------------------------------------------------------------------------
          International Stock Selection
--------------------------------------------------------------------------------
          Tuckerman Active REIT
--------------------------------------------------------------------------------
          International Growth Opportunities
--------------------------------------------------------------------------------
          High Yield Bond
--------------------------------------------------------------------------------
          Special Equity
--------------------------------------------------------------------------------
          Aggressive Equity
--------------------------------------------------------------------------------
          IAM SHARES
--------------------------------------------------------------------------------
          Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
          All Life Solutions Funds
--------------------------------------------------------------------------------




CONTROLLING AND PRINCIPAL SHAREHOLDERS



State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:


-

                     INVESTMENT ADVISORY AND OTHER SERVICES




ADVISOR



SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.


The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:

1.   Nature and quality of services rendered. The board considers:


- The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.

- The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.

-    The manner in which the Advisor discharges these services.

-    The financial strength of the Advisor.

- The organization and compensation structure of the Advisor, including staff experience and qualifications.

-    The process by which investment decisions are made.

2.   Profitability  of  the  Investment  Company  to  the  Advisor.   The  board
     considers:

-    The costs to the Advisor of providing each service to the Investment
     Company.

- The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.

- A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:



--------------------------------------------------------------------------------
       2001                        2000                     1999
--------------------------------------------------------------------------------
                                    $3,843,414               $4,135,005
--------------------------------------------------------------------------------


The Advisor voluntarily agreed to waive .125% of its advisory fee to the fund. The Advisor waived Advisory fees of $_______________ in fiscal 2001, $240,050 in fiscal 2000 and $898,383 in fiscal 1999.


ADMINISTRATOR


Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.


The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.


In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.



The fund accrued the following expenses to Administrator for the fiscal years ended August 31:

--------------------------------------------------------------------------------
       2001                        2000                     1999
--------------------------------------------------------------------------------
                                    $170,623                 $171,590
--------------------------------------------------------------------------------


CUSTODIAN AND TRANSFER AGENT


State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

- Portfolio Trading (per transaction). Fed book entry trade-$10; DTC trade $6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used

-    Yield Calculation. $350 per fund per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed.

- Out of Pocket Expenses at Cost. Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.


DISTRIBUTOR


Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.


CODES OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS


DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.


Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to Distributor for the fiscal years ended August 31:


--------------------------------------------------------------------------------
       2001                        2000                     1999
--------------------------------------------------------------------------------
                                    $162,509                 $200,471
--------------------------------------------------------------------------------


For fiscal 2001, these amounts are reflective of the following individual payments:

      Advertising
      Printing
      Compensation to Dealers
      Compensation to Sales Personnel
      Other(1)


The fund accrued expenses in the following amount to Advisor, under Service Agreements pursuant to Rule 12b-1, for fiscal years ended August 31:


--------------------------------------------------------------------------------
       2001                        2000                     1999
--------------------------------------------------------------------------------
                                    $444,833                 $503,372
--------------------------------------------------------------------------------




INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.


                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance,

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.


The brokerage commissions paid by the fund amounted to the following for the fiscal years ended August 31:


--------------------------------------------------------------------------------
       2001                        2000                     1999
--------------------------------------------------------------------------------
                                    $1,342,161               $1,213,698
--------------------------------------------------------------------------------



Of the total brokerage commissions paid by the fund, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:


--------------------------------------------------------------------------------
       2001                        2000                     1999
--------------------------------------------------------------------------------
                                    $151,786                 $296,885
--------------------------------------------------------------------------------

The principal reasons for changes in the fund's brokerage commissions for 1999 and 2000 years were: (1) changes in fund asset size; and (2) changes in market conditions.

Relating to the total brokerage commissions paid by the fund for fiscal 2001, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to ___% of the total. No other commissions were received by an affiliated broker/dealer for the fiscal year ended August 31, 2001.

The percentage of transactions (relating to trading activity) effected through an affiliated broker/dealer as a percentage of total transactions was ___% for the fiscal period ended August 31, 2001.

During the fiscal year ended August 31, 2001, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2001, are as follows:

                                                    SECURITIES       COMMISSIONS
                                                      ($000)            ($000)
                                                 ---------------- -----------------
      JP Morgan Securities Inc.
      Credit Suisse First Boston
      Troster Singer Stevens
      Lehman Brothers
      Merrill Lynch Pierce Fenner
      Salomon Smith Barney
      Goldman Sachs & Co.
      Morgan Stanley & Co. Inc.
      BNY ESI Securities Co.
      Knight Securities
      State Street Brokerage
      Fidelity Capital Markets
      Robert Van Securities
      Paine Webber Inc.
      Berean Capital Inc.
      Guzman & Co.
      Williams Capital Group



                             PRICING OF FUND SHARES



Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve, and therefore limited trading may apply. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.


Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.


                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.


                         CALCULATION OF PERFORMANCE DATA


The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

             n
       P(1+T)  = ERV

   where: P    = a hypothetical initial payment of $1,000
          T    = average annual total return
          n    = number of years
          ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:


--------------------------------------------------------------------------------
         ONE YEAR ENDED       5 YEARS ENDED     INCEPTION TO
         AUGUST 31, 2001      AUGUST 31, 2001   AUGUST 31, 2001(1)
--------------------------------------------------------------------------------



----------
(1) Periods less than one year are not annualized. The Fund commenced operations on May 4, 1992.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS


Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING


Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET


Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS


The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                MONEY MARKET FUND

                        U.S. GOVERNMENT MONEY MARKET FUND

                               DECEMBER ____, 2001

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2001. You may obtain a copy of a prospectus by calling 1-800-647-7327.

This statement incorporates by reference each fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of each fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                3


DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                            3

  INVESTMENT STRATEGIES                                                     3
  INVESTMENT RESTRICTIONS                                                   7

MANAGEMENT OF THE FUND                                                      8

  BOARD OF TRUSTEES AND OFFICERS                                            8
  COMPENSATION                                                             10
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                   11

INVESTMENT ADVISORY AND OTHER SERVICES                                     11

  ADVISOR                                                                  11
  ADMINISTRATOR                                                            12
  CUSTODIAN AND TRANSFER AGENT                                             13
  DISTRIBUTOR                                                              13
  CODES OF ETHICS                                                          14
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                 14
  INDEPENDENT ACCOUNTANTS                                                  15
  LEGAL COUNSEL                                                            16

BROKERAGE PRACTICES AND COMMISSIONS                                        16


PRICING OF FUND SHARES                                                     17


TAXES                                                                      18


CALCULATION OF PERFORMANCE DATA                                            18


ADDITIONAL INFORMATION                                                     19

  SHAREHOLDER MEETINGS                                                     19
  CAPITALIZATION AND VOTING                                                19
  FEDERAL LAW AFFECTING STATE STREET                                       20
  PROXY VOTING POLICY                                                      20

FINANCIAL STATEMENTS                                                       20


APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                               21

  RATINGS OF DEBT INSTRUMENTS                                              21
  RATINGS OF COMMERCIAL PAPER                                              21

                                  FUND HISTORY


SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.


                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES


To the extent consistent with its investment objective and restrictions, the funds may invest in the following instruments and use the following investment techniques:

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which each fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each fund may purchase US Government obligations on a forward commitment basis. The funds may also purchase Treasury Inflation-Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").


VARIABLE AND FLOATING RATE SECURITIES (ITEMS 2, 3, 4 AND 5 BELOW APPLY TO THE MONEY MARKET FUND ONLY). The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the: (1) US Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies that have a rate of interest subject to adjustment at regular intervals but less frequently than annually or (5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.


REPURCHASE AGREEMENTS. The funds may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by Custodian until repurchased. Repurchase agreements assist the funds in being invested fully while retaining "overnight"

--------

(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

flexibility in pursuit of investments of a longer-term nature. The funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Advisor.

SECTION 4(2) COMMERCIAL PAPER (MONEY MARKET ONLY). The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

ASSET-BACKED SECURITIES (MONEY MARKET FUND ONLY). Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

    1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

    2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

    3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ILLIQUID SECURITIES. The fund will not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD COMMITMENTS. Each fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with each fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.




REVERSE REPURCHASE AGREEMENTS. The funds may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions". Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. Each fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by each fund may decline below the price at which it is obligated to repurchase the securities. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associates with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury and recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

INVESTMENT RESTRICTIONS


Each fund is subject to the following fundamental investment restrictions, which cannot be changed without a vote of a majority of a fund's shareholders. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is made. A fund will not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities ). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. US banks and certain domestic branches of foreign banks are not considered a single industry for purposes of this restriction.

    2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

    4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

    5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. With respect to the Money Market Fund only, the fund may lend cash to any registered investment company or portfolio series for which the Fund's Advisor serves as advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder.

    6. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    7.   Purchase or sell commodities or commodity futures contracts.

    8. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

    9. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    10. Purchase or sell real estate or real estate mortgage loans; provided, however, that (i) the Government Money Market Fund may purchase or sell government guaranteed real estate mortgage loans; and (ii) the funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    11. Purchase interests in oil, gas or other mineral exploration or development programs.

    12. Engage in the business of underwriting securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

    13. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

    14. Make investments for the purpose of gaining control of an issuer's management.

    15. Purchase the securities of any issuer if the Investment Company's officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

    16. Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the fund's total assets would be invested in such securities.

    17. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the funds' shareholders.

    18. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


                             MANAGEMENT OF THE FUND


BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

     ---------------------------- ------------------ ----------------------------------------------------
     NAME, ADDRESS AND AGE        POSITION(S) WITH   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                  SSgA FUNDS
     ---------------------------- ------------------ ----------------------------------------------------
      Lynn L. Anderson             Trustee            -  Vice Chairman, Frank Russell Company;
      909 A Street                (Interested         -  Chairman of the Board and Chief Executive
      Tacoma, WA  98402           Person of the          Officer, Frank Russell Investment Management
      Age 62                      SSgA funds as          Company and Russell Fund Distributors, Inc.;
                                  defined in the      -  Chairman of the Board, Frank Russell Trust
                                  1940 Act),             Company;
                                  Chairman of the     -  Trustee, President and Chief Executive
                                  Board and              Officer, Frank Russell Investment Company and
                                  President              Russell Insurance Funds; and
                                                      -  Director, Russell Insurance Agency, Inc.,
                                                         Frank Russell Investments (Ireland)
                                                         Limited, Frank Russell Investment Company plc;
                                                         Frank Russell Investment Company II
                                                         plc, Frank Russell Investment Company III
                                                         plc, Frank Russell Institutional Funds
                                                         plc, Frank Russell Qualifying Investor
                                                         Fund, and Frank Russell Investments (Cayman)
                                                         Ltd.

     ---------------------------- ------------------ ----------------------------------------------------
      William L. Marshall          Trustee            -  Chief Executive Officer and President, Wm.
      33 West Court Street                               L. Marshall Associates, Inc., Wm. L. Marshall
      Doylestown, PA 18901                               Companies, Inc. and the Marshall Financial
      Age 59                                             Group (a registered investment advisor and
                                                         provider of financial and related consulting
                                                         services);
                                                      -  Certified Financial Planner and Member,
                                                         Institute of Certified Financial Planners; and
                                                      -  Registered Representative for Securities
                                                         with FSC Securities Corp., Marietta, Georgia.

     ---------------------------- ------------------ ----------------------------------------------------
      Steven J. Mastrovich         Trustee            -  September 2000 to Present, Global Head of
      522 5th Avenue                                     Structured Real Estate, J.P. Morgan Investment
      New York, NY  10036                                Management
      Age 45                                          -  January 2000 to September 2000, Managing
                                                         Director, HSBC Securities (USA) Inc.
                                                      -  From 1998 to 2000, President, Key Global
                                                         Capital, Inc.;
                                                      -  From 1997 to 1998, Partner, Squire,
                                                         Sanders & Dempsey (law firm); and
                                                      -  From 1994 to 1997, Partner, Brown,
                                                         Rudnick, Freed & Gesmer (law firm).

     ---------------------------- ------------------ ----------------------------------------------------
      Patrick J. Riley             Trustee            -  Partner, Riley, Burke & Donahue, L.L.P.
      One Corporate Place                                (law firm).
      55 Ferncroft Road
      Danvers, MA  01923
      Age 53

     ---------------------------- ------------------ ----------------------------------------------------
      Richard D. Shirk             Trustee            -  1996 to Present, Chairman, Cerulean
      Cerulean Companies, Inc.                           Companies, Inc.;
      P.O. Box 16905                                  -  1992 to March 2001, President and Chief
      Atlanta, GA  16905                                 Executive Officer, Blue Cross/Blue Shield of
      Age 56                                             Georgia;
                                                      -  1993 to Present, Chairman and Board
                                                         Member, Georgia Caring for Children Foundation
                                                         (private foundation); and

           Age 56                                     -  1998 to Present, Board Member, Healthcare
                                                         Georgia Foundation (private foundation)

     ---------------------------- ------------------ ----------------------------------------------------
      Bruce D. Taber               Trustee            -  Consultant, Computer Simulation, General
      26 Round Top Road                                  Electric Industrial Control Systems.
      Boxford, MA  01921
      Age 58

     ---------------------------- ------------------ ----------------------------------------------------
      Henry W. Todd                Trustee            -  Chairman, A.M. Todd Group, Inc.
      111 Commerce Drive                              -  President and Director, Zink & Triest Co.,
      Montgomeryville, PA  18936                         Inc. (dealer in vanilla flavor materials); and
      Age 54                                          -  Director, Executive Vice President,
                                                         Flavorite Laboratories.
     ---------------------------- ------------------ ----------------------------------------------------
      J. David Griswold            Vice President     -  Assistant Secretary and Associate General
      909 A Street                and Secretary          Counsel, Frank Russell Investment Management
      Tacoma, WA  98402                                  Company, Frank Russell Capital Inc., Frank
      Age 44                                             Russell Company and Frank Russell Investments
                                                         (Delaware), Inc.;
                                                      -  President and Associate General Counsel,
                                                         Russell Fund Distributors, Inc.
                                                      -  Director, Secretary and Associate General
                                                         Counsel, Frank Russell Securities, Inc.;
                                                      -  Secretary, Frank Russell Canada
                                                         Limited/Limitee.

     ---------------------------- ------------------ ----------------------------------------------------
      Mark E. Swanson              Treasurer and      -  Director - Funds Administration, Frank
      909 A Street                Principal              Russell Investment Management Company and
      Tacoma, WA  98402           Accounting             Frank Russell Trust Company; and
      Age 38                      Officer             -  Treasurer and Chief Accounting Officer,
                                                         Frank Russell Investment Company and Russell
                                                         Insurance Funds.
     ---------------------------- ------------------ ----------------------------------------------------



COMPENSATION



Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

         --------------------------------- --------------------------------

         NAME OF SSgA FUND                 AMOUNT OF TOTAL ANNUAL TRUSTEE
                                           COMPENSATION (INCLUDING OUT OF
                                           POCKET EXPENSES) ATTRIBUTABLE
                                           TO EACH FUND FOR THE FISCAL
                                           YEAR ENDED AUGUST 31, 2001
         --------------------------------- --------------------------------
          Money Market
         --------------------------------- --------------------------------
          US Government Money Market
         --------------------------------- --------------------------------
          Disciplined Equity
         --------------------------------- --------------------------------
          S&P 500 Index
         --------------------------------- --------------------------------
          Small Cap
         --------------------------------- --------------------------------
          Yield Plus
         --------------------------------- --------------------------------
          Bond Market
         --------------------------------- --------------------------------
          Emerging Markets
         --------------------------------- --------------------------------
          US Treasury Money Market
         --------------------------------- --------------------------------
          Growth & Income
         --------------------------------- --------------------------------
          Intermediate
         --------------------------------- --------------------------------
          Prime Money Market
         --------------------------------- --------------------------------
          Tax Free Money Market
         --------------------------------- --------------------------------
          International Stock Selection
         --------------------------------- --------------------------------
          Tuckerman Active REIT
         --------------------------------- --------------------------------
          International Growth
         Opportunities
         --------------------------------- --------------------------------
          High Yield Bond
         --------------------------------- --------------------------------
          Special Equity
         --------------------------------- --------------------------------
          Aggressive Equity
         --------------------------------- --------------------------------
          IAM SHARES
         --------------------------------- --------------------------------
          Intermediate Municipal Bond
         Fund
         --------------------------------- --------------------------------
          All Life Solutions Funds
         --------------------------------- --------------------------------



CONTROLLING AND PRINCIPAL SHAREHOLDERS



State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:


MONEY MARKET FUND


 -


GOVERNMENT MONEY MARKET FUND


 -

                     INVESTMENT ADVISORY AND OTHER SERVICES


ADVISOR



SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:

1.      Nature and quality of services rendered.  The board considers:

         - The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.

         - The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.

         -        The manner in which the Advisor discharges these services.

         -        The financial strength of the Advisor.

         - The organization and compensation structure of the Advisor, including staff experience and qualifications.

         -        The process by which investment decisions are made.

2. Profitability of the Investment Company to the Advisor. The board considers:

         - The costs to the Advisor of providing each service to the Investment Company.

         - The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.

         - A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The Money Market and Government Money Market Funds accrued the following expenses to Advisor for the fiscal years ended August 31:


       -------------------------- ------------------------- ------------------------- -------------------------
                                  2001                      2000                      1999
       -------------------------- ------------------------- ------------------------- -------------------------
        Money Market                                         $22,079,503               $18,916,832
       -------------------------- ------------------------- ------------------------- -------------------------
        Government Money Market                              $  3,528,656              $  3,309,521
       -------------------------- ------------------------- ------------------------- -------------------------


ADMINISTRATOR


Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.


In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.


The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The Money Market and Government Money Market Funds accrued the following expenses to Administrator for the fiscal years ended August 31:

       -------------------------- ------------------------- ------------------------- -------------------------
                                  2001                      2000                      1999
       -------------------------- ------------------------- ------------------------- -------------------------
        Money Market                                         $2,773,706                $2,350,171
       -------------------------- ------------------------- ------------------------- -------------------------
        Government Money Market                              $  453,864                $   412,315
       -------------------------- ------------------------- ------------------------- -------------------------


--------

(2) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT



State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

         - Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

         -        Portfolio Trading (per transaction). Fed book entry trade-$10;
                  DTC trade $6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

         - Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used

         -        Yield Calculation. $350 per fund per month;

         - Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed.

         -        Out of Pocket Expenses at Cost. Include but is not limited to:
                  postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.


DISTRIBUTOR


Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.


CODES OF ETHICS


The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS


DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.


Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

Each fund accrued the following expenses to Distributor for the fiscal years ended August 31:


       ------------------------------- ----------------------- ----------------------- ------------------------
                                       2001                    2000                    1999
       ------------------------------- ----------------------- ----------------------- ------------------------
        Money Market Fund                                       $2,981,174              $2,770,913

       ------------------------------- ----------------------- ----------------------- ------------------------
        Government Money Market Fund                            $   276,920             $   317,018
       ------------------------------- ----------------------- ----------------------- ------------------------


For fiscal 2001, these amounts are reflective of the following individual payments:


                                            MONEY              GOVERNMENT
                                            MARKET             MONEY MARKET
      Advertising
      Printing
      Compensation to Dealers
      Compensation to Sales Personnel
      Other(1)




Each fund accrued expenses in the following amounts to Advisor, under Service Agreements pursuant to Rule 12b-1, for fiscal year ended August 31:



       ------------------------------ ------------------------ ----------------------- -----------------------
                                      2001                     2000                    1999
       ------------------------------ ------------------------ ----------------------- -----------------------
        Money Market Fund                                       $3,337,909              $2,691,113
       ------------------------------ ------------------------ ----------------------- -----------------------
        Government Money Market Fund                            $   718,053             $   635,531
       ------------------------------ ------------------------ ----------------------- -----------------------


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL



Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.


                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the



--------

(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

During the fiscal year ended August 31, 2001, the Money Market Fund and Government Money Market Fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund.

The value of broker-dealer securities held as of August 31, 2001, is as follows:

                                                                GOVERNMENT
                                           MONEY MARKET      MONEY MARKET FUND
                                           FUND ($000)            ($000)
                                        ------------------- --------------------
      Lehman Brothers Inc.
      Prebon
      Goldman Sachs & Co.
      Deutsche Bank Securities
      Lummis & Co.
      Tradition
      Euro Brokers Inc.
      ABN AMRO Bank
      Swiss Bank Corp., New York
      Chase Manhattan Bank
      Merrill Lynch Pierce Fenner
      Bear Stearns & Co. Inc.
      JP Morgan Securities Inc.
      SBC Warburg Dillon Read
      Bank One Capital
      Morgan Stanley & Co. Inc.


The Money Market and US Government Money Market Funds normally do not pay a stated brokerage commissions on transactions.


                             PRICING OF FUND SHARES



Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. Net asset value per share of the Money Market is calculated as of 4 p.m. Eastern time, and at 1 p.m. Eastern time for the Government Money Market Fund, or one hour after the Bond Market Association recommends an early close of the bond markets, whichever is earlier (the Pricing Time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open. Pricing does not occur on non-business days. Currently, the funds are open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve, and on Fridays before certain holidays; on these days, limited trading may apply. On limited trading days, including Columbus Day and Veteran's Day, there will be no same day purchases or same day redemptions, but you may be able to exchange betweeen funds, and SSgA Funds account representatives will be available to service your account. Please contact your SSgA funds account representative as the dates approach.

The fund reserves the right to close earlier and declare an earlier Pricing Time, or not open at all, on days when the Bond Market Association recommends that the bond markets remain closed or close early. On days when the Bond Market Association declares an early closure of the bond markets, orders for redemption or purchases of shares of the fund must be received by the Pricing Time.


It is the policy of each fund to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the funds use the amortized cost valuation method to value portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on a fund's shares computed by dividing the annualized daily income on a fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize each fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of each fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.


                                      TAXES


Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.


                         CALCULATION OF PERFORMANCE DATA


The funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               n
         P(1+T)  = ERV
          where: P =        a hypothetical initial payment of $1,000
                 T =        average annual total return
                 n =        number of years

                 ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period


The calculation assumes that all dividends and distributions of the funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts. Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the funds may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:


                                                   365/7
        EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)     ]-1


The following are the current and effective yields for the funds for the seven-day period ended August 31, 2001:

Money Market Fund

        Current Yield

        Effective Yield

Government Money Market Fund

        Current Yield

        Effective Yield


The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the funds.


                             ADDITIONAL INFORMATION


SHAREHOLDER MEETINGS


Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING


Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET


Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS



The 2001 fiscal year-end financial statements for each fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in each fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS


RATINGS OF DEBT INSTRUMENTS


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER


MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

           -       Leading market positions in well-established industries.
           -       High rates of return on funds employed.
           - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
           - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
           - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

        F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

        F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

        Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

        Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

        Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

- Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

- Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

-        Non-Investment Grade. Duff 4--Speculative investment characteristics.
         Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

- Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

        A1+--Obligations supported by the highest capacity for timely repayment.

        A1--Obligations supported by a very strong capacity for timely repayment.

        A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

        B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

        B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

        C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

        D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             PRIME MONEY MARKET FUND

                               DECEMBER ____, 2001


This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                 3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                             3

  INVESTMENT STRATEGIES                                                      3
  INVESTMENT RESTRICTIONS                                                    7

MANAGEMENT OF THE FUND                                                       8

  BOARD OF TRUSTEES AND OFFICERS                                             8
  COMPENSATION                                                              10
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                    11

INVESTMENT ADVISORY AND OTHER SERVICES                                      11

  ADVISOR                                                                   11
  ADMINISTRATOR                                                             12
  CUSTODIAN AND TRANSFER AGENT                                              13
  DISTRIBUTOR                                                               13
  CODES OF ETHICS                                                           13
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                  14
  INDEPENDENT ACCOUNTANTS                                                   15
  LEGAL COUNSEL                                                             15

BROKERAGE PRACTICES AND COMMISSIONS                                         15

PRICING OF FUND SHARES                                                      17

TAXES                                                                       18

CALCULATION OF PERFORMANCE DATA                                             18

ADDITIONAL INFORMATION                                                      19

  SHAREHOLDER MEETINGS                                                      19
  CAPITALIZATION AND VOTING                                                 19
  FEDERAL LAW AFFECTING STATE STREET                                        19
  PROXY VOTING POLICY                                                       20

FINANCIAL STATEMENTS                                                        20


APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                21

  RATINGS OF DEBT INSTRUMENTS                                               21
  RATINGS OF COMMERCIAL PAPER                                               21

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which each fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each fund may purchase US Government obligations on a forward commitment basis. The funds may also purchase Treasury Inflation-Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").


VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies that have a rate of interest subject to adjustment at regular intervals but less frequently than annually or
(5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.


REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight"


------------------------------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

    1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

    2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

    3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ILLIQUID SECURITIES. The fund will not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.




REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury and recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.


INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, each of which applies at the time an investment is made and may not be changed without a vote of a majority of the funds shareholders. The fund will not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction.

    2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

    4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

    5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

    6. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    7. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

    8. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    10. Purchase interests in oil, gas or other mineral exploration or development programs.

    11.  Purchase or sell commodities or commodity futures contracts.

    12. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

    13. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

    14. Make investments for the purpose of gaining control of an issuer's management.

    15. Purchase the securities of any issuer if the Investment Company's officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

    16. Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the funds' total assets would be invested in such securities, except that the funds may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

    17. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

     NAME, ADDRESS AND AGE        POSITION(S) WITH   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                  SSgA FUNDS
     ---------------------------------------------------------------------------------------------------
      Lynn L. Anderson            Trustee            -   Vice Chairman, Frank Russell Company;
      909 A Street                (Interested
      Tacoma, WA  98402           Person of the      -   Chairman of the Board and Chief Executive
      Age 62                      SSgA funds as          Officer, Frank Russell Investment Management
                                  defined in the         Company and Russell Fund Distributors, Inc.;
                                  1940 Act),
                                  Chairman of the    -   Chairman of the Board, Frank Russell Trust
                                  Board and              Company;
                                  President
                                                     -   Trustee, President and Chief Executive
                                                         Officer, Frank Russell Investment Company and
                                                         Russell Insurance Funds; and

                                                     -   Director, Russell Insurance Agency, Inc.,
                                                         Frank Russell Investments (Ireland) Limited,
                                                         Frank Russell Investment Company plc;
                                                         Frank Russell Investment Company II plc,
                                                         Frank Russell Investment Company III plc,
                                                         Frank Russell Institutional Funds plc,
                                                         Frank Russell Qualifying Investor Fund, and
                                                         Frank Russell Investments (Cayman) Ltd.

     ---------------------------------------------------------------------------------------------------
      William L. Marshall          Trustee           -   Chief Executive Officer and President, Wm.
      33 West Court Street                               L. Marshall Associates, Inc., Wm. L. Marshall
      Doylestown, PA 18901                               Companies, Inc. and the Marshall Financial
      Age 59                                             Group (a registered investment advisor and
                                                         provider of financial and related consulting
                                                         services);

                                                     -   Certified Financial Planner and Member,
                                                         Institute of Certified Financial Planners; and

                                                     -   Registered Representative for Securities
                                                         with FSC Securities Corp., Marietta, Georgia.

     ---------------------------------------------------------------------------------------------------
      Steven J. Mastrovich         Trustee           -   September 2000 to Present, Global Head of
      522 5th Avenue                                     Structured Real Estate, J.P. Morgan Investment
      New York, NY  10036                                Management
      Age 45
                                                     -   January 2000 to September 2000, Managing
                                                         Director, HSBC Securities (USA) Inc.

                                                     -   From 1998 to 2000, President, Key Global
                                                         Capital, Inc.;

                                                     -   From 1997 to 1998, Partner, Squire, Sanders &
                                                         Dempsey (law firm); and

                                                     -   From 1994 to 1997, Partner, Brown, Rudnick,
                                                         Freed & Gesmer (law firm).

     ---------------------------------------------------------------------------------------------------
      Patrick J. Riley             Trustee           -   Partner, Riley, Burke & Donahue, L.L.P.
      One Corporate Place                                (law firm).
      55 Ferncroft Road
      Danvers, MA  01923
      Age 53

     ---------------------------------------------------------------------------------------------------
      Richard D. Shirk             Trustee           -   1996 to Present, Chairman, Cerulean
      Cerulean Companies, Inc.                           Companies, Inc.;
      P.O. Box 16905
      Atlanta, GA  16905                             -   1992 to March 2001, President and Chief
      Age 56                                             Executive Officer, Blue Cross/Blue Shield of
                                                         Georgia;

                                                     -   1993 to Present, Chairman and Board
                                                         Member, Georgia Caring for Children Foundation
                                                         (private foundation); and


                                                     -   1998 to Present, Board Member, Healthcare
                                                         Georgia Foundation (private foundation)

     ---------------------------------------------------------------------------------------------------
      Bruce D. Taber               Trustee           -   Consultant, Computer Simulation, General
      26 Round Top Road                                  Electric Industrial Control Systems.
      Boxford, MA  01921
      Age 58

     ---------------------------------------------------------------------------------------------------
      Henry W. Todd                Trustee           -   Chairman, A.M. Todd Group, Inc.
      111 Commerce Drive
      Montgomeryville, PA  18936                     -   President and Director, Zink & Triest Co.,
      Age 54                                             Inc. (dealer in vanilla flavor materials); and

                                                     -   Director, Executive Vice President,
                                                         Flavorite Laboratories.

     ---------------------------------------------------------------------------------------------------
      J. David Griswold            Vice President    -   Assistant Secretary and Associate General
      909 A Street                 and Secretary         Counsel, Frank Russell Investment Management
      Tacoma, WA  98402                                  Company, Frank Russell Capital Inc., Frank
      Age 44                                             Russell Company and Frank Russell Investments
                                                         (Delaware), Inc.;

                                                     -   President and Associate General Counsel,
                                                         Russell Fund Distributors, Inc.

                                                     -   Director, Secretary and Associate General
                                                         Counsel, Frank Russell Securities, Inc.;

                                                     -   Secretary, Frank Russell Canada
                                                         Limited/Limitee.

     ---------------------------------------------------------------------------------------------------
      Mark E. Swanson             Treasurer and      -   Director - Funds Administration, Frank
      909 A Street                Principal              Russell Investment Management Company and
      Tacoma, WA  98402           Accounting             Frank Russell Trust Company; and
      Age 38                      Officer
                                                     -   Treasurer and Chief Accounting Officer,
                                                         Frank Russell Investment Company and Russell
                                                         Insurance Funds.
     ---------------------------------------------------------------------------------------------------


COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

         --------------------------------- --------------------------------
         NAME OF SSgA FUND                 AMOUNT OF TOTAL ANNUAL TRUSTEE
                                           COMPENSATION (INCLUDING OUT OF
                                           POCKET EXPENSES) ATTRIBUTABLE
                                           TO EACH FUND FOR THE FISCAL
                                           YEAR ENDED AUGUST 31, 2001
         --------------------------------- --------------------------------
          Money Market
         --------------------------------- --------------------------------
          US Government Money Market
         --------------------------------- --------------------------------
          Disciplined Equity
         --------------------------------- --------------------------------
          S&P 500 Index
         --------------------------------- --------------------------------
          Small Cap
         --------------------------------- --------------------------------
          Yield Plus
         --------------------------------- --------------------------------
          Bond Market
         --------------------------------- --------------------------------
          Emerging Markets
         --------------------------------- --------------------------------
          US Treasury Money Market
         --------------------------------- --------------------------------
          Growth & Income
         --------------------------------- --------------------------------
          Intermediate
         --------------------------------- --------------------------------
          Prime Money Market
         --------------------------------- --------------------------------
          Tax Free Money Market
         --------------------------------- --------------------------------
          International Stock Selection
         --------------------------------- --------------------------------
          Tuckerman Active REIT
         --------------------------------- --------------------------------
          International Growth
          Opportunities
         --------------------------------- --------------------------------
          High Yield Bond
         --------------------------------- --------------------------------
          Special Equity
         --------------------------------- --------------------------------
          Aggressive Equity
         --------------------------------- --------------------------------
          IAM SHARES
         --------------------------------- --------------------------------
          Intermediate Municipal Bond
          Fund
         --------------------------------- --------------------------------
          All Life Solutions Funds
         --------------------------------- --------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:

1.      Nature and quality of services rendered.  The board considers:

        - The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.

        - The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.

        -  The manner in which the Advisor discharges these services.

        -  The financial strength of the Advisor.

        - The organization and compensation structure of the Advisor, including staff experience and qualifications.

        - The process by which investment decisions are made.

2. Profitability of the Investment Company to the Advisor. The board considers:

        - The costs to the Advisor of providing each service to the Investment Company.

        - The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.

        - A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $4,695,494               $4,030,377
       --------------------------- ------------------------ -------------------------



The Advisor contractually agreed to waive .5% of its .15% advisory fee. The Advisor has contractually agreed to this waiver through December 31, 2010. The Advisor waived $_______________ in fiscal 2001 and $1,137,643 in fiscal 2000. In addition, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .20% of average daily net assets on an annual basis until December 31, 2002. The Advisor reimbursed $_______________ in fiscal 2001, $535,216 in fiscal 2000 and $1,729,867 in fiscal 1999.

ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to Administrator for the fiscal years ended August 31:



       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $1,010,619               $835,190
       --------------------------- ------------------------ -------------------------


------------------------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

- Portfolio Trading (per transaction). Fed book entry trade-$10; DTC trade $6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used

-   Yield Calculation.  $350 per fund per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed.

- Out of Pocket Expenses at Cost. Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.


CODES OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS


DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to Russell Fund Distributors for the fiscal years ended August 31:

       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $526,578                 $673,246
       --------------------------- ------------------------ -------------------------


For fiscal 2001, these amounts are reflective of the following individual payments:


      Advertising

      Printing

      Compensation to Dealers

      Compensation to Sales Personnel

      Other(1)


The fund accrued expenses in the following amount to Advisor, under a Service Agreement pursuant to Rule 12b-1, for the fiscal years ended August 31:


       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $782,582                 $671,730
       --------------------------- ------------------------ -------------------------


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

-------------------------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

During the fiscal year ended August 31, 2001, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2001, are as follows:



                                                    SECURITIES
                                                      ($000)
                                                 ----------------
      Goldman Sachs & Co.
      Prebon
      Lehman Brothers Inc.
      Lummis & Co.
      Tradition
      ABN AMRO Bank
      Bear Stearns & Co. Inc.
      Merrill Lynch Pierce Fenner
      Swiss Bank Corp., New York
      Euro Brokers Inc.


The Prime Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share once each business day at 3 p.m. Eastern time, or one hour after the Bond Market Association recommends an early close of the bond markets, whichever is earlier (the Pricing Time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve, and on Fridays before certain holidays; on these days, limited trading may apply. On limited trading days, including Columbus Day and Veteran's Day, there will be no same day purchases or same day redemptions, but you may be able to exchange betweeen funds, and SSgA Funds account representatives will beavailable to service your account

Please contact your SSgA funds account representative as the dates approach.

The fund reserves the right to close earlier and declare an earlier Pricing Time, or not open at all, on days when the Bond Market Association recommends that the bond markets remain closed or close early. On days when the Bond Market Association declares an early closure of the bond markets, orders for redemption or purchases of shares of the fund must be received by the Pricing Time.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               n
         P(1+T)  = ERV

          where: P =     a hypothetical initial payment of $1,000

                 T =     average annual total return

                 n =     number of years

                 ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

   EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)TO THE POWER OF 365/7]-1

The following are the Fund's current and effective yields for the seven-day period ended August 31, 2001:

        Current Yield

        Effective Yield

The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.

                              FINANCIAL STATEMENTS

The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            -  Leading market positions in well-established industries.

            -  High rates of return on funds employed.

            - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

        F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

        F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

        Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

        Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

        Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

- Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

- Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

- Non-Investment Grade. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

- Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

        A1+--Obligations supported by the highest capacity for timely repayment.

        A1--Obligations supported by a very strong capacity for timely repayment.

        A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

        B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

        B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

        C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

        D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                 SMALL CAP FUND

                               DECEMBER ____, 2001

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                               3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                           3

  INVESTMENT STRATEGIES                                                    3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                     6
  INVESTMENT RESTRICTIONS                                                  9
  TEMPORARY DEFENSIVE POSITION                                            10
  PORTFOLIO TURNOVER                                                      10

MANAGEMENT OF THE FUND                                                    11

  BOARD OF TRUSTEES AND OFFICERS                                          11
  COMPENSATION                                                            13
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                  14

INVESTMENT ADVISORY AND OTHER SERVICES                                    14

  ADVISOR                                                                 14
  ADMINISTRATOR                                                           15
  CUSTODIAN AND TRANSFER AGENT                                            16
  DISTRIBUTOR                                                             16
  CODES OF ETHICS                                                         16
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                17
  INDEPENDENT ACCOUNTANTS                                                 18
  LEGAL COUNSEL                                                           18

BROKERAGE PRACTICES AND COMMISSIONS                                       18

PRICING OF FUND SHARES                                                    20

TAXES                                                                     21

CALCULATION OF PERFORMANCE DATA                                           22

ADDITIONAL INFORMATION                                                    22

  SHAREHOLDER MEETINGS                                                    22
  CAPITALIZATION AND VOTING                                               23
  FEDERAL LAW AFFECTING STATE STREET                                      23
  PROXY VOTING POLICY                                                     23

FINANCIAL STATEMENTS                                                      23

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                              24

  RATINGS OF DEBT INSTRUMENTS                                             24
  RATINGS OF COMMERCIAL PAPER                                             24

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

--------------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.




SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

CASH RESERVES. For defensive purposes, the fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. When using this strategy, the weighted average maturity of securities held by a fund will decline, and thereby possibly cause its yield to decline as well.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

DEBT SECURITIES. The fund may also invest in debt securities, including instruments issued by emerging market companies, governments and their agencies. Other debt will typically represent less than 5% of the fund's assets. The fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

THE RUSSELL 2000(R) INDEX. The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000 Index total market capitalization. The Russell 3000 Index is composed of 3,000 of the largest US companies, as determined by market capitalization, representing approximately 98% of the total US equity market. The purpose of the Russell 2000 Index is to provide a comprehensive representation of the investable US small-capitalization equity market. The average market capitalization is $700 million.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES


The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT RISKS

FOREIGN INVESTMENTS. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties. Because some of the fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. ADRs are subject to all the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.

Foreign investments in the Small Cap Fund will be minimal.

INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

    4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

    5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

    6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

    7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    8. Engage in the business of underwriting securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

    9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

    10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

    11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

    12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

    13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

    14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The portfolio turnover rate for the fund for each of the fiscal years ended August 31 was:




       2001                        2000                     1999

                                    156.41%                  110.82%



                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.


     NAME, ADDRESS AND AGE        POSITION(S) WITH   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                  SSgA FUNDS

      Lynn L. Anderson            Trustee            -   Vice Chairman, Frank Russell Company;
      909 A Street                (Interested        -   Chairman of the Board and Chief Executive
      Tacoma, WA  98402           Person of the          Officer, Frank Russell Investment Management
      Age 62                      SSgA funds as          Company and Russell Fund Distributors, Inc.;
                                  defined in the     -   Chairman of the Board, Frank Russell Trust
                                  1940 Act),             Company;
                                  Chairman of the    -   Trustee, President and Chief Executive
                                  Board and              Officer, Frank Russell Investment Company and
                                  President              Russell Insurance Funds; and
                                                     -   Director, Russell
                                                         Insurance Agency, Inc.,
                                                         Frank Russell
                                                         Investments (Ireland)
                                                         Limited, Frank Russell
                                                         Investment Company plc;
                                                         Frank Russell
                                                         Investment Company II
                                                         plc, Frank Russell
                                                         Investment Company III
                                                         plc, Frank Russell
                                                         Institutional Funds
                                                         plc, Frank Russell
                                                         Qualifying Investor
                                                         Fund, and Frank Russell
                                                         Investments (Cayman)
                                                         Ltd.

      William L. Marshall          Trustee           -   Chief Executive Officer and President, Wm.
      33 West Court Street                               L. Marshall Associates, Inc., Wm. L. Marshall
      Doylestown, PA 18901                               Companies, Inc. and the Marshall Financial
      Age 59                                             Group (a registered investment advisor and
                                                         provider of financial and related consulting
                                                         services);
                                                     -   Certified Financial Planner and Member,
                                                         Institute of Certified Financial Planners; and
                                                     -   Registered Representative for Securities
                                                         with FSC Securities Corp., Marietta, Georgia.


      Steven J. Mastrovich         Trustee           -   September 2000 to Present, Global Head of
      522 5th Avenue                                     Structured Real Estate, J.P. Morgan Investment
      New York, NY  10036                                Management
      Age 45                                         -   January 2000 to September 2000, Managing
                                                         Director, HSBC Securities (USA) Inc.
                                                     -   From 1998 to 2000, President, Key Global
                                                         Capital, Inc.;
                                                     -   From 1997 to 1998, Partner, Squire,
                                                         Sanders & Dempsey (law firm); and
                                                     -   From 1994 to 1997,
                                                         Partner, Brown,
                                                         Rudnick, Freed & Gesmer
                                                         (law firm).


      Patrick J. Riley             Trustee           -   Partner, Riley, Burke & Donahue, L.L.P.
      One Corporate Place                                (law firm).
      55 Ferncroft Road
      Danvers, MA  01923
      Age 53


      Richard D. Shirk             Trustee           -   1996 to Present, Chairman, Cerulean
      Cerulean Companies, Inc.                           Companies, Inc.;
      P.O. Box 16905                                 -   1992 to March 2001, President and Chief
      Atlanta, GA  16905                                 Executive Officer, Blue Cross/Blue Shield of
                                                         Georgia;
                                                     -   1993 to Present, Chairman and Board
                                                         Member, Georgia Caring for Children Foundation
                                                         (private foundation); and


                                       12

      Age 56                                         -   1998 to Present, Board Member, Healthcare
                                                         Georgia Foundation (private foundation)

      Bruce D. Taber               Trustee           -   Consultant, Computer Simulation, General
      26 Round Top Road                                  Electric Industrial Control Systems.
      Boxford, MA  01921
      Age 58


      Henry W. Todd                Trustee           -   Chairman, A.M. Todd Group, Inc.
      111 Commerce Drive                             -   President and Director, Zink & Triest Co.,
      Montgomeryville, PA  18936                         Inc. (dealer in vanilla flavor materials); and
      Age 54                                         -   Director, Executive Vice President,
                                                         Flavorite Laboratories.

      J. David Griswold           Vice President     -   Assistant Secretary and Associate General
      909 A Street                and Secretary          Counsel, Frank Russell Investment Management
      Tacoma, WA  98402                                  Company, Frank Russell Capital Inc., Frank
      Age 44                                             Russell Company and Frank Russell Investments
                                                         (Delaware), Inc.;
                                                     -   President and Associate General Counsel,
                                                         Russell Fund Distributors, Inc.
                                                     -   Director, Secretary and Associate General
                                                         Counsel, Frank Russell Securities, Inc.;
                                                     -   Secretary, Frank Russell Canada
                                                         Limited/Limitee.


      Mark E. Swanson             Treasurer and      -   Director - Funds Administration, Frank
      909 A Street                Principal              Russell Investment Management Company and
      Tacoma, WA  98402           Accounting             Frank Russell Trust Company; and
      Age 38                      Officer            -   Treasurer and Chief Accounting Officer,
                                                         Frank Russell Investment Company and Russell
                                                         Insurance Funds.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.


         NAME OF SSgA FUND                 AMOUNT OF TOTAL ANNUAL TRUSTEE
                                           COMPENSATION (INCLUDING OUT OF
                                           POCKET EXPENSES) ATTRIBUTABLE
                                           TO EACH FUND FOR THE FISCAL
                                           YEAR ENDED AUGUST 31, 2001

          Money Market

          US Government Money Market

          Disciplined Equity

          S&P 500 Index

          Small Cap

          Yield Plus

          Bond Market

          Emerging Markets

          US Treasury Money Market

          Growth & Income

          Intermediate

          Prime Money Market

          Tax Free Money Market

          International Stock Selection

          Tuckerman Active REIT

          International Growth
          Opportunities

          High Yield Bond

          Special Equity

          Aggressive Equity

          IAM SHARES

          Intermediate Municipal Bond
          Fund

          All Life Solutions Funds



CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:
-

                     INVESTMENT ADVISORY AND OTHER SERVICES


ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:

1.   Nature and quality of services rendered. The board considers:

     - The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.

     - The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.

     -    The manner in which the Advisor discharges these services.

     -    The financial strength of the Advisor.

     - The organization and compensation structure of the Advisor, including staff experience and qualifications.

     -    The process by which investment decisions are made.

2. Profitability of the Investment Company to the Advisor. The board considers:

     - The costs to the Advisor of providing each service to the Investment Company.

     - The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.

     - A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.



Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:




       2001               2000             1999

                          $2,508,364       $2,981,207




ADMINISTRATOR


Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.


The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem,

New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.


In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.


The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The fund accrued the following expenses to Administrator for the fiscal years ended August 31:



       2001                        2000                     1999
                                   $117,158                 $123,690


CUSTODIAN AND TRANSFER AGENT


State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting

--------------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, ased on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

- Portfolio Trading (per transaction). Fed book entry trade-$10; DTC trade $6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used

-    Yield Calculation. $350 per fund per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed.

- Out of Pocket Expenses at Cost. Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.


CODES OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.


Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to the Distributor for the fiscal years ended August 31:





       2001                        2000                     1999

                                   $195,633                 $357,033



For fiscal 2001, these amounts are reflective of the following individual payments:

      Advertising
      Printing
      Compensation to Dealers
      Compensation to Sales Personnel
      Other(1)


The fund accrued expenses in the following amounts to Advisor, under Service Agreements pursuant to Rule 12b-1, for fiscal years ended August 31:



       2001                        2000                     1999

                                   $379,245                 $416,264



INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL



Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.



                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

The fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934)

--------------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund. The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion or an Investment Portfolio other than such fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.



The total brokerage commissions paid by the fund amounted to the following for the fiscal years ended August 31:




       2001                        2000                     1999

                                   $1,027,626               $975,387



Of the total brokerage commissions paid by the fund, commissions received by an affiliated broker/dealer amounted to the following for each of the fiscal years ended August 31:




       2001                        2000                     1999

                                   $13,365                  $68,610


The principal reasons for changes in the fund's brokerage commissions for the three years were: (1) changes in fund asset size; and (2) changes in market conditions.


Relating to the total brokerage commissions paid by the fund for fiscal 2001, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to ___% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was ___% for the fiscal year ended August 31, 2001.

During the fiscal year ended August 31, 2001, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2001, are as follows:

                                                    SECURITIES       COMMISSIONS
                                                      ($000)            ($000)
                                                 ---------------- -----------------
      JP Morgan Securities Inc.
      Troster Singer Stevens
      Merrill Lynch Pierce Fenner
      Salomon Smith Barney Inc.
      Mid Kiff Capital
      Credit Suisse First Boston
      Charles Schwab & Co. Inc.
      Jefferies & Co.
      Bear Stearns & Co. Inc.
      Knight Securities
      Investment Technology
      Access Securities
      Cantor Fitzgerald & Co.
      Lehman Brothers
      Correspondent Services
      Jones & Associates
      Morgan Stanley & Co. Inc.



                             PRICING OF FUND SHARES


Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve, and therefore limited trading may apply. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.


Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


At August 31, 2001, the fund had a net tax basis capital loss carryover of $__________ which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 200__.


The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.


                         CALCULATION OF PERFORMANCE DATA


The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:


          n
    P(1+T)  = ERV
     where: P =        a hypothetical initial payment of $1,000
            T =        average annual total return
            n =        number of years
            ERV =      ending redeemable value of a $1,000 payment made at the
                      beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total returns for the fund are as follows:




         ONE YEAR ENDING AUGUST    FIVE YEARS ENDING      INCEPTION TO
         31, 2001                  AUGUST 31, 2001        AUGUST 31, 2001(1)





                             ADDITIONAL INFORMATION


SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

--------------
(1)  Annualized. The Fund commenced operations on July 1, 1992.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET


Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS



The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS


RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER


MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection. o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

        F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

        F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

        Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

        Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

        Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

- Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

- Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

- Non-Investment Grade. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

- Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

        A1+--Obligations supported by the highest capacity for timely repayment.

        A1--Obligations supported by a very strong capacity for timely repayment.

        A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

        B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

        B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

        C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

        D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                               S&P 500 INDEX FUND

                               DECEMBER ____, 2001

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS
FUND HISTORY                                                              3


DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                          3

  INVESTMENT STRATEGIES                                                   3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                    6
  INVESTMENT RESTRICTIONS                                                 8
  PORTFOLIO TURNOVER                                                      9

MANAGEMENT OF THE FUND                                                    9

  BOARD OF TRUSTEES AND OFFICERS                                          9
  COMPENSATION                                                           11
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                 14

INVESTMENT ADVISORY AND OTHER SERVICES                                   14

  ADVISOR                                                                14
  ADMINISTRATOR                                                          15
  CUSTODIAN AND TRANSFER AGENT                                           16
  DISTRIBUTOR                                                            17
  CODES OF ETHICS                                                        17
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS               17
  INDEPENDENT ACCOUNTANTS                                                19
  LEGAL COUNSEL                                                          19

BROKERAGE PRACTICES AND COMMISSIONS                                      19


PRICING OF FUND SHARES                                                   21


TAXES                                                                    22


CALCULATION OF PERFORMANCE DATA                                          22


ADDITIONAL INFORMATION                                                   23

  SHAREHOLDER MEETINGS                                                   23
  CAPITALIZATION AND VOTING                                              23
  FEDERAL LAW AFFECTING STATE STREET                                     23
  PROXY VOTING POLICY                                                    24

FINANCIAL STATEMENTS                                                     24


APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                             25

  RATINGS OF DEBT INSTRUMENTS                                            25
  RATINGS OF COMMERCIAL PAPER                                            25

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

Effective June 1, 2000, the SSgA S&P 500 Index Fund may invest substantially all of its investable assets in an investment company with substantially the same investment objectives, policies and restrictions as the fund. In this structure, the fund is a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.


                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.



INVESTMENT STRATEGIES


To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may

(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.


SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRS). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

The ADRs chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES


The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions. Restrictions 1 through 10 are fundamental and restrictions 11 through 13 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made.

1. The fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent its underlying index concentrates in those industries.

2. The fund will not borrow more than 33-1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

3. With respect to 75% of its total assets, the fund will not invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment (i) the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets or (ii) the Fund holds more than 10% of the voting securities of the issuer.

4. The fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

5. The fund will not purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

6. The fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

7. The fund will not engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

8. The fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

9. The fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

10. Notwithstanding the investment policies and restrictions of the fund, the fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the fund.

11. The fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

12. The fund will not invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

13. The fund will not make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

Portfolio turnover rates for the fund for the fiscal years ended August 31:


       --------------------------- ------------------------ -------------------------
       2001                        2000*                    1999
       --------------------------- ------------------------ -------------------------
                                     16.43%                   13.80%
       --------------------------- ------------------------ -------------------------

*For the period September 1, 1999 to May 31, 2000.

Portfolio turnover rates for the master portfolio the fiscal years ended August 31:


       --------------------------- ------------------------
       2001                        2000*
       --------------------------- ------------------------
                                     14.00%
       --------------------------- ------------------------


*For the period March 1, 2000 through August 31, 2000.


                             MANAGEMENT OF THE FUND


BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.


     ---------------------------- ------------------ ----------------------------------------------------
     NAME, ADDRESS AND AGE        POSITION(S) WITH   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                  SSgA FUNDS
     ---------------------------- ------------------ ----------------------------------------------------
      Lynn L. Anderson             Trustee            -  Vice Chairman, Frank Russell Company;
      909 A Street                (Interested         -  Chairman of the Board and Chief Executive
      Tacoma, WA  98402           Person of the          Officer, Frank Russell Investment Management
      Age 62                      SSgA funds as          Company and Russell Fund Distributors, Inc.;
                                  defined in the      -  Chairman of the Board, Frank Russell Trust
                                  1940 Act),             Company;
                                  Chairman of the     -  Trustee, President and Chief Executive
                                  Board and              Officer, Frank Russell Investment Company and
                                  President              Russell Insurance Funds; and
                                                      -  Director, Russell Insurance Agency, Inc.,
                                                         Frank Russell Investments (Ireland)
                                                         Limited, Frank Russell Investment Company plc;
                                                         Frank Russell Investment Company II
                                                         plc, Frank Russell Investment Company III
                                                         plc, Frank Russell Institutional Funds
                                                         plc, Frank Russell Qualifying Investor
                                                         Fund, and Frank Russell Investments (Cayman)
                                                         Ltd.

     ---------------------------- ------------------ ----------------------------------------------------
      William L. Marshall          Trustee            -  Chief Executive Officer and President, Wm.
      33 West Court Street                               L. Marshall Associates, Inc., Wm. L. Marshall
      Doylestown, PA 18901                               Companies, Inc. and the Marshall Financial
      Age 59                                             Group (a registered investment advisor and
                                                         provider of financial and related consulting
                                                         services);
                                                      -  Certified Financial Planner and Member,
                                                         Institute of Certified Financial Planners; and
                                                      -  Registered Representative for Securities
                                                         with FSC Securities Corp., Marietta, Georgia.

     ---------------------------- ------------------ ----------------------------------------------------
      Steven J. Mastrovich         Trustee            -  September 2000 to Present, Global Head of
      522 5th Avenue                                     Structured Real Estate, J.P. Morgan Investment
      New York, NY  10036                                Management
      Age 45                                          -  January 2000 to September 2000, Managing
                                                         Director, HSBC Securities (USA) Inc.
                                                      -  From 1998 to 2000, President, Key Global
                                                         Capital, Inc.;
                                                      -  From 1997 to 1998, Partner, Squire,
                                                         Sanders & Dempsey (law firm); and
                                                      -  From 1994 to 1997, Partner, Brown,
                                                         Rudnick, Freed & Gesmer (law firm).

     ---------------------------- ------------------ ----------------------------------------------------
      Patrick J. Riley             Trustee            -  Partner, Riley, Burke & Donahue, L.L.P.
      One Corporate Place                                (law firm).
      55 Ferncroft Road
      Danvers, MA  01923
      Age 53

     ---------------------------- ------------------ ----------------------------------------------------
      Richard D. Shirk             Trustee            -  1996 to Present, Chairman, Cerulean
      Cerulean Companies, Inc.                           Companies, Inc.;
                                                      -  1992 to March 2001, President and Chief
                                                         Executive


                                       10

      P.O. Box 16905                                     Officer, Blue Cross/Blue Shield of Georgia;
      Age 56                                          -  1993 to Present, Chairman and Board
                                                         Member, Georgia Caring for Children Foundation
                                                         (private foundation); and
                                                      -  1998 to Present, Board Member, Healthcare
                                                         Georgia Foundation (private foundation)

     ---------------------------- ------------------ ----------------------------------------------------
      Bruce D. Taber               Trustee            -  Consultant, Computer Simulation, General
      26 Round Top Road                                  Electric Industrial Control Systems.
      Boxford, MA  01921
      Age 58

     ---------------------------- ------------------ ----------------------------------------------------
      Henry W. Todd                Trustee            -  Chairman, A.M. Todd Group, Inc.
      111 Commerce Drive                              -  President and Director, Zink & Triest Co.,
      Montgomeryville, PA  18936                         Inc. (dealer in vanilla flavor materials); and
      Age 54                                          -  Director, Executive Vice President,
                                                         Flavorite Laboratories.
     ---------------------------- ------------------ ----------------------------------------------------
      J. David Griswold            Vice President     -  Assistant Secretary and Associate General
      909 A Street                and Secretary          Counsel, Frank Russell Investment Management
      Tacoma, WA  98402                                  Company, Frank Russell Capital Inc., Frank
      Age 44                                             Russell Company and Frank Russell Investments
                                                         (Delaware), Inc.;
                                                      -  President and Associate General Counsel,
                                                         Russell Fund Distributors, Inc.
                                                      -  Director, Secretary and Associate General
                                                         Counsel, Frank Russell Securities, Inc.;
                                                      -  Secretary, Frank Russell Canada
                                                         Limited/Limitee.

     ---------------------------- ------------------ ----------------------------------------------------
      Mark E. Swanson              Treasurer and      -  Director - Funds Administration, Frank
      909 A Street                Principal              Russell Investment Management Company and
      Tacoma, WA  98402           Accounting             Frank Russell Trust Company; and
      Age 38                      Officer             -  Treasurer and Chief Accounting Officer,
                                                         Frank Russell Investment Company and Russell
                                                         Insurance Funds.
     ---------------------------- ------------------ ----------------------------------------------------

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

         --------------------------------- --------------------------------
         NAME OF SSgA FUND                 AMOUNT OF TOTAL ANNUAL TRUSTEE
                                           COMPENSATION (INCLUDING OUT OF
                                           POCKET EXPENSES) ATTRIBUTABLE
                                           TO EACH FUND FOR THE FISCAL
                                           YEAR ENDED AUGUST 31, 2001
         --------------------------------- --------------------------------
          Money Market
         --------------------------------- --------------------------------
          US Government Money Market
         --------------------------------- --------------------------------
          Disciplined Equity
         --------------------------------- --------------------------------
          S&P 500 Index
         --------------------------------- --------------------------------
          Small Cap
         --------------------------------- --------------------------------
          Yield Plus
         --------------------------------- --------------------------------
          Bond Market
         --------------------------------- --------------------------------
          Emerging Markets
         --------------------------------- --------------------------------
          US Treasury Money Market
         --------------------------------- --------------------------------
          Growth & Income
         --------------------------------- --------------------------------
          Intermediate
         --------------------------------- --------------------------------
          Prime Money Market
         --------------------------------- --------------------------------
          Tax Free Money Market
         --------------------------------- --------------------------------
          International Stock Selection
         --------------------------------- --------------------------------
          Tuckerman Active REIT
         --------------------------------- --------------------------------
          International Growth
          Opportunities
         --------------------------------- --------------------------------
          High Yield Bond
         --------------------------------- --------------------------------
          Special Equity
         --------------------------------- --------------------------------
          Aggressive Equity
         --------------------------------- --------------------------------
          IAM SHARES
         --------------------------------- --------------------------------
          Intermediate Municipal Bond
          Fund
         --------------------------------- --------------------------------
          All Life Solutions Funds
         --------------------------------- --------------------------------


TRUSTEES AND OFFICERS OF THE MASTER FUNDS/COMPENSATION

The Board of Trustees of the State Street Master Funds are responsible for generally overseeing State Street Master Funds' business. The following table provides biographical information with respect to each trustee and officer of State Street Master Funds. As of October 1, 2001, none of the trustees was considered an "interested person" of the State Street Master Funds, as defined in the 1940 Act.


------------------------------------ ------------------------- ----------------------------------
                                       POSITION WITH STATE      PRINCIPAL OCCUPATION DURING THE
       NAME, AGE AND ADDRESS           STREET MASTER FUNDS              PAST FIVE YEARS
------------------------------------ ------------------------- ----------------------------------

------------------------------------ ------------------------- ----------------------------------
William L. Boyan (63)                Trustee                   Trustee of Old Mutual South
State Street Master Funds                                      Africa Equity Trust since 1983;
P.O. Box 5049                                                  Chairman of the Board of
Boston, Massachusetts  02206                                   Trustees of Children's Hospital
                                                               and Children's Medical Center
                                                               since 1984; Director of John
                                                               Hancock Mutual Life Insurance
                                                               Company, 1983 to 1998; and
                                                               President and Chief Operations
                                                               Officer of John Hancock Mutual
                                                               Life Insurance Company, 1992

                                                               to 1998.
------------------------------------ ------------------------- ----------------------------------

------------------------------------ ------------------------- ----------------------------------
Michael F. Holland (56)              Trustee and Chairman of   Director and President of
State Street Master Funds            the Board                 Holland & Company LLC, Chairman
P.O. Box 5049                                                  since 1995.
Boston, Massachusetts  02206
------------------------------------ ------------------------- ----------------------------------

------------------------------------ ------------------------- ----------------------------------
Rina K. Spence (52)                  Trustee                   President of SpenceCare
State Street Master Funds                                      International LLC since 1998;
P.O. Box 5049                                                  Chief Executive Officer of
Boston, Massachusetts  02206                                   Consensus Pharmaceutical, Inc.
                                                               1998 to 1999; and Founder,
                                                               President and Chief Executive
                                                               Officer of Spence Center for
                                                               Women's Health, 1994 to 1998.
------------------------------------ ------------------------- ----------------------------------

------------------------------------ ------------------------- ----------------------------------
Douglas T. Williams (60)             Trustee                   Executive Vice President of
State Street Master Funds                                      Chase Manhattan Bank, 1987 to
P.O. Box 5049                                                  1999.  Mr. Williams retired in
Boston, Massachusetts  02206                                   1999.
------------------------------------ ------------------------- ----------------------------------

------------------------------------ ------------------------- ----------------------------------
Kathleen C. Cuocolo (48)             President                 Executive Vice President of
State Street Master Funds                                      State Street Bank and Trustee
P.O. Box 5049                                                  Company since 2000; and Senior
Boston, Massachusetts  02206                                   Vice President of State Street
                                                               Bank and Trust Company, 1982 to
                                                               2000.
------------------------------------ ------------------------- ----------------------------------

------------------------------------ ------------------------- ----------------------------------
Janine L. Cohen (48)                 Treasurer                 Senior Vice President of State
State Street Master Funds                                      Street Bank and Trust Company
P.O. Box 5049                                                  since 2001; and Vice President
Boston, Massachusetts  02206                                   of State Street Bank and Trust
                                                               Company, 1992 to 2000.
------------------------------------ ------------------------- ----------------------------------

------------------------------------ ------------------------- ----------------------------------
Julie A. Tedesco (43)                Secretary                 Vice President and Associate
State Street Master Funds                                      Counsel of State Street Bank and
P.O. Box 5049                                                  Trust Company since 2000; and
Boston, Massachusetts  02206                                   Counsel of First Data Investor
                                                               Services Group, Inc., 1994 to
                                                               2000.
------------------------------------ ------------------------- ----------------------------------
David James (30)                     Assistant Secretary       Associate Counsel of State
State Street Master Funds                                      Street Bank and Trust Company
P.O. Box 5049                                                  since 2000; Paralegal Manager of
Boston, Massachusetts  02206                                   PFPC, Inc., 1999-2000; Legal
                                                               Product Manager at State Street
                                                               Bank and Trust Company
                                                               1998-1999; Legal Manager at
                                                               Fidelity Investments,
                                                               1996-1998.
------------------------------------ ------------------------- ----------------------------------



The By-Laws of State Street Master Funds provide that the State Street Master Funds shall indemnify each person who is or was a trustee of the State Street Master Funds against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the best interest of the State Street Master Funds. The State Street Master Funds, at its expense, provides liability insurance for the benefit of its trustees and officers.

Each trustee receives for his or her services a $20,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting.

The following table sets for the total remuneration of trustees and officers of the State Street Master Funds for the fiscal year ended December 31, 2000.

                                         Pension or                            Total
                                         Retirement                            Compensation
                      Aggregate          Benefits Accrued   Estimated Annual   from State
                      Compensation       as Part of State   Benefits Upon      Street Master
Name/Position         from State         Street Master      Retirement         Funds Paid to
                      Street Master      Funds Expenses                        Trustee
                      Funds

William L. Boyan,     $32,500            $0                 $0                 $32,500
Trustee
Michael F. Holland,   $30,500            $0                 $0                 $30,500
Trustee
Rina K. Spence,       $32,500            $0                 $0                 $32,500
Trustee
Douglas T.            $32,500            $0                 $0                 $32,500
Williams, Trustee

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:
 -


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. SSgA Funds Management is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:
1.      Nature and quality of services rendered.  The board considers:
        - The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.
        - The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.
        - The manner in which the Advisor discharges these services.
        - The financial strength of the Advisor.
        - The organization and compensation structure of the Advisor, including staff experience and qualifications.

        - The process by which investment decisions are made.
2. Profitability of the Investment Company to the Advisor. The board considers:
        - The costs to the Advisor of providing each service to the Investment Company.
        - The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.
        - A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.

The fund currently invests all of its assets in a related portfolio that has the same investment objectives and substantially the same investment policies as the fund. As long as the fund remains completely invested in a portfolio (or any other investment company), the Advisor is not entitled to receive any investment advisory fee with respect to the fund. The fund may withdraw its investment from the related portfolio at any time if the Investment Company's Board of Trustees determines that it is in the best interests of the fund and its shareholders to do so. The Investment Company has retained the adviser as investment advisor to manage the fund's assets in the event that the fund withdraws its investment from its related portfolio.

The Advisor is also the investment adviser to each of the related portfolios pursuant to an investment advisory agreement (the "Portfolio Advisory Agreement") between the Advisor and State Street Master Funds, on behalf of the portfolios. The Advisor receives an investment advisory fee with respect to each related portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Investment Company on behalf of the fund and the Advisor. The fund that invests in a related portfolio bears a proportionate part of the management fees paid by the portfolio (based on the percentage of the portfolio's assets attributable to the fund).

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

       ------------------------- ----------------------- -----------------------

       2001                      2000                    1999
       ------------------------- ----------------------- -----------------------
                                  $2,189,304              $2,371,531
       ------------------------- ----------------------- -----------------------


For the period September 1, 1999 to December 31, 1999, the Advisor voluntarily agreed to waive up to the full amount of its advisory fees for the fund to the extent that total expenses exceed .18% of average daily net assets on an annual basis, which amounted to $_______________ in fiscal 2001 and $1,513,796 in fiscal 2000. The waived amount was $2,357,461 in fiscal 1999. Beginning January 1, 2000, the Advisor agreed to reimburse the fund for all expenses in excess of
 .18% of average daily net assets on an annual basis, which amounted to $_______________ in fiscal 2001 and $139,830 in fiscal 2000.

ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the

Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


       --------------------------- ------------------------ -------------------------

       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $816,133                 $739,432
       --------------------------- ------------------------ -------------------------

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. State Street is paid a $15,000 per year flat fee for custody and account services with respect to feeder funds. These services include but are not limited to: record, process, and validate all cash activity, including all interactions with the Master Fund; record and process shareholder and expense activity; maintain investment ledgers, income reports, and prepare daily trial balance report; ensure allocated Master Fund activity is properly reflected on the fund's general ledger; and calculate daily net asset value and report to key constituent base. State Street is reimbursed for out-of-pocket expenses at cost. These include but are not limited to postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to


(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.


DISTRIBUTOR


Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.


CODES OF ETHICS


The Advisor, Distributor, Custodian, Transfer Agent, Administrator, Investment Company and the State Street Master Funds have each adopted a code of ethics (the Codes of Ethics) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the State Street Master Funds, Advisor, Transfer Agent and Custodian. Under the Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA Funds Management as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the Advisor's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS


DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.


Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the expenses in the following amounts to Distributor for the fiscal years ended August 31:


       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $1,019,131               $909,637
       --------------------------- ------------------------ -------------------------


For fiscal 2001, these amounts are reflective of the following individual payments:


      Advertising
      Printing
      Compensation to Dealers
      Compensation to Sales Personnel
      Other(1)



The fund accrued expenses in the following amounts to Advisor, under Service Agreements pursuant to Rule 12b-1, for fiscal years ended August 31:



       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $1,038,450               $817,524
       --------------------------- ------------------------ -------------------------

(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.



LEGAL COUNSEL



Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.



                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

The fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund. The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion or an Investment Portfolio other than such fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.



The following were the brokerage commissions paid by the fund for the fiscal years ended August 31:



       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $220,874                 $245,467
       --------------------------- ------------------------ -------------------------


Of the total brokerage commissions paid by the fund, commissions received by an affiliated broker/dealer amounted to the following for each of the fiscal years ended August 31:


       --------------------------- ------------------------ -------------------------
       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $96,304                  $200,264
       --------------------------- ------------------------ -------------------------


The principal reasons for changes in the fund's brokerage commissions for fiscal 1999 and 2000 were: (1) changes in fund asset size; and (2) changes in market conditions.

Relating to the total brokerage commissions paid by the fund for fiscal 2001, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to ______% of the total.

The percentage of transactions (relating to trading activity) effected through an affiliated broker/dealer as a percentage of total transactions was ____% for the fiscal year ended August 31, 2001.

During the fiscal year ended August 31, 2001, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2001, are as follows:


                                                    SECURITIES       COMMISSIONS
                                                      ($000)            ($000)
                                                 ---------------- -----------------
      JP Morgan Securities
      State Street Brokerage
      DB Clearing Services
      Troster Singer Stevens
      BNY ESI Securities Co.
      Merrill Lynch Pierce Fenner
      SBC Warburg Dillon Read
      Morgan Stanley & Co. Inc.
      Goldman Sachs & Co.
      Banc America Security LLC
      Deutsche Securities Ltd.
      Investment Technology
      Lehman Brothers Inc.
      Instinet

                             PRICING OF FUND SHARES



Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve, and therefore limited trading may apply. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.


Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES


Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.



The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.


                         CALCULATION OF PERFORMANCE DATA


The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:


               n
         P(1+T) = ERV
          where: P =        a hypothetical initial payment of $1,000
                 T =        average annual total return
                 n =        number of years
                 ERV =      ending redeemable value of a $1,000 payment made at
                            the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:


       --------------------------- ------------------------ -------------------------
       ONE YEAR ENDED              5 YEARS ENDED            INCEPTION TO
       AUGUST 31, 2001             AUGUST 31, 2001          AUGUST 31, 2001(1)
       --------------------------- ------------------------ -------------------------

       --------------------------- ------------------------ -------------------------



                             ADDITIONAL INFORMATION


SHAREHOLDER MEETINGS


Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING


Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET


Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY

(1) Annualized. The Fund commenced operations on December 30, 1992.

STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS



The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS


RATINGS OF DEBT INSTRUMENTS


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER


MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        - Leading market positions in well-established industries.

        - High rates of return on funds employed.

        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

        F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

        F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

        Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

        Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

        Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

- Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

- Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

-        Non-Investment Grade. Duff 4--Speculative investment characteristics.
         Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

- Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

        A1+--Obligations supported by the highest capacity for timely repayment.

        A1--Obligations supported by a very strong capacity for timely repayment.

        A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

        B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

        B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

        C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

        D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                               SPECIAL EQUITY FUND


                               DECEMBER ____, 2001



This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.



This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                               3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                           3

  INVESTMENT STRATEGIES                                                    3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                     6
  INVESTMENT RESTRICTIONS                                                  9
  TEMPORARY DEFENSIVE POSITION                                            10
  PORTFOLIO TURNOVER                                                      10

MANAGEMENT OF THE FUND                                                    11

  BOARD OF TRUSTEES AND OFFICERS                                          11
  COMPENSATION                                                            12
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                  13

INVESTMENT ADVISORY AND OTHER SERVICES                                    14

  ADVISOR                                                                 14
  ADMINISTRATOR                                                           14
  CUSTODIAN AND TRANSFER AGENT                                            16
  DISTRIBUTOR                                                             16
  CODES OF ETHICS                                                         16
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                16
  INDEPENDENT ACCOUNTANTS                                                 18
  LEGAL COUNSEL                                                           18

BROKERAGE PRACTICES AND COMMISSIONS                                       18

PRICING OF FUND SHARES                                                    20

TAXES                                                                     21

CALCULATION OF PERFORMANCE DATA                                           22

ADDITIONAL INFORMATION                                                    22

  SHAREHOLDER MEETINGS                                                    22
  CAPITALIZATION AND VOTING                                               23
  FEDERAL LAW AFFECTING STATE STREET                                      23
  PROXY VOTING POLICY                                                     23

FINANCIAL STATEMENTS                                                      23

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                              24

  RATINGS OF DEBT INSTRUMENTS                                             24
  RATINGS OF COMMERCIAL PAPER                                             24

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

-----------------------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.







SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

RUSSELL SMALL CAP COMPLETENESS INDEX. The Index is comprised of the largest 3,000 US securities based on market capitalization (the securities comprising the Russell 3000(R) Index), excluding all securities in the S&P 500 Index. The small capitalization segment of the Index ranges from approximately $25 million to $3 billion in capitalization and represents about 40% of the Index's total capitalization weight. The mid-capitalization segment's capitalization range is approximately $3 billion to $25 billion, and makes up the remaining 60% of the Index's cap weight. The capitalization weightings of the fund will reflect the composition of the benchmark.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities

(including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

FOREIGN INVESTMENTS. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties. Because some of the fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. ADRs are subject to all the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental and restrictions 9 through 11 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

    4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

    5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

    6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

    7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

    8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    9. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

    10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

    11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

With respect to the industry concentration outlined in the Prospectus, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The portfolio turnover rate for the fund for the fiscal years ended August 31 was:


       2001                        2000                     1999
       --------------------------  -----------------------  -----------------------
                                   46.45%                    211.30%


The decrease in portfolio turnover between 1999 and 2000 is due to a change in portfolio managers that took place in April 1999, with an emphasis on tax efficiency which results in less buying and selling of portfolio securities.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.


      NAME, ADDRESS AND AGE        POSITION(S) WITH         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                   SSgA FUNDS
      --------------------------   ----------------------   ------------------------------------------------------------
      Lynn L. Anderson             Trustee (Interested      -  Vice Chairman, Frank Russell Company;
      909 A Street                 Person of the SSgA       -  Chairman of the Board and Chief Executive
      Tacoma, WA  98402            funds as defined in         Officer, Frank Russell Investment Management
      Age 62                       the 1940 Act),              Company and Russell Fund Distributors, Inc.;
                                   Chairman of the          -  Chairman of the Board, Frank Russell Trust Company;
                                   Board and President      -  Trustee, President and Chief Executive Officer,
                                                               Frank Russell Investment Company and
                                                               Russell Insurance Funds; and
                                                            -  Director, Russell Insurance Agency, Inc.,
                                                               Frank Russell Investments (Ireland) Limited,
                                                               Frank Russell Investment Company plc; Frank Russell
                                                               Investment Company II plc, Frank Russell Investment
                                                               Company III plc, Frank Russell Institutional
                                                               Funds plc, Frank Russell Qualifying Investor Fund,
                                                               and Frank Russell Investments (Cayman) Ltd.

      William L. Marshall          Trustee                  -  Chief Executive Officer and President,
      33 West Court Street                                     Wm. L. Marshall Associates, Inc., Wm. L. Marshall
      Doylestown, PA 18901                                     Companies, Inc. and the Marshall Financial Group
      Age 59                                                   (a registered investment advisor and provider of
                                                               financial and related consulting services);
                                                            -  Certified Financial Planner and Member, Institute
                                                               of Certified Financial Planners; and
                                                            -  Registered Representative for Securities with
                                                               FSC Securities Corp., Marietta, Georgia.

      Steven J. Mastrovich         Trustee                  -  September 2000 to Present, Global Head of Structured
      522 5th Avenue                                           Real Estate, J.P. Morgan Investment Management
      New York, NY  10036                                   -  January 2000 to September 2000, Managing Director,
      Age 45                                                   HSBC Securities (USA) Inc.
                                                            -  From 1998 to 2000, President, Key Global Capital, Inc.;
                                                            -  From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                               (law firm); and
                                                            -  From 1994 to 1997, Partner, Brown, Rudnick,
                                                               Freed & Gesmer (law firm).


                                       11

      Patrick J. Riley             Trustee                  -  Partner, Riley, Burke & Donahue, L.L.P. (law firm).
      One Corporate Place
      55 Ferncroft Road
      Danvers, MA  01923
      Age 53

      Richard D. Shirk             Trustee                  -  1996 to Present, Chairman, Cerulean Companies, Inc.;
      Cerulean Companies, Inc.                              -  1992 to March 2001, President and Chief Executive
      P.O. Box 16905                                           Officer, Blue Cross/Blue Shield of Georgia;
      Atlanta, GA  16905                                    -  1993 to Present, Chairman and Board Member, Georgia
      Age 56                                                   Caring for Children Foundation (private foundation); and
                                                            -  1998 to Present, Board Member, Healthcare Georgia
                                                               Foundation (private foundation)

      Bruce D. Taber               Trustee                  -  Consultant, Computer Simulation, General Electric
      26 Round Top Road                                        Industrial Control Systems.
      Boxford, MA  01921
      Age 58

      Henry W. Todd                Trustee                  -  Chairman, A.M. Todd Group, Inc.
      111 Commerce Drive                                    -  President and Director, Zink & Triest Co., Inc.
      Montgomeryville, PA  18936                               (dealer in vanilla flavor materials); and
      Age 54                                                -  Director, Executive Vice President, Flavorite
                                                               Laboratories.

      J. David Griswold            Vice President           -  Assistant Secretary and Associate General Counsel,
      909 A Street                 and Secretary               Frank Russell Investment Management Company,
      Tacoma, WA  98402                                        Frank Russell Capital Inc., Frank Russell Company
      Age 44                                                   and Frank Russell Investments (Delaware), Inc.;
                                                            -  President and Associate General Counsel, Russell
                                                               Fund Distributors, Inc.
                                                            -  Director, Secretary and Associate General Counsel,
                                                               Frank Russell Securities, Inc.;
                                                            -  Secretary, Frank Russell Canada Limited/Limitee.

      Mark E. Swanson              Treasurer and            -  Director - Funds Administration, Frank Russell
      909 A Street                 Principal                   Investment Management Company and Frank Russell
      Tacoma, WA  98402            Accounting                  Trust Company; and
      Age 38                       Officer                  -  Treasurer and Chief Accounting Officer, Frank Russell
                                                               Investment Company and Russell Insurance Funds.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.



         NAME OF SSgA FUND                      AMOUNT OF TOTAL ANNUAL TRUSTEE
                                                COMPENSATION (INCLUDING OUT OF
                                                POCKET EXPENSES) ATTRIBUTABLE
                                                TO EACH FUND FOR THE FISCAL
                                                YEAR ENDED AUGUST 31, 2001
         ---------------------------------      --------------------------------
         Money Market

         US Government Money Market

         Disciplined Equity

         S&P 500 Index

         Small Cap

         Yield Plus

         Bond Market

         Emerging Markets

         US Treasury Money Market

         Growth & Income

         Intermediate

         Prime Money Market

         Tax Free Money Market

         International Stock Selection

         Tuckerman Active REIT

         International Growth Opportunities

         High Yield Bond

         Special Equity

         Aggressive Equity

         IAM SHARES

         Intermediate Municipal Bond Fund

         All Life Solutions Funds


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:


-

                     INVESTMENT ADVISORY AND OTHER SERVICES


ADVISOR


SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.



The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:



1.    Nature and quality of services rendered. The board considers:



      - The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.



      - The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.



      -  The manner in which the Advisor discharges these services.



      -  The financial strength of the Advisor.



      - The organization and compensation structure of the Advisor, including staff experience and qualifications.



      -  The process by which investment decisions are made.



2. Profitability of the Investment Company to the Advisor. The board considers:



      - The costs to the Advisor of providing each service to the Investment Company.



      - The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.



      - A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


       2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $341,327                 $110,157



The Advisor voluntarily agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets. The Advisor has contractually agreed to the reimbursement through December 31, 2002. This reimbursement amounted to $____________ in fiscal 2001, $19,442 in fiscal 2000 and $69,513 in fiscal 1999.


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.


In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.


The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.




The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


       2001                        2000                     1999
       --------------------------  -----------------------  -----------------------
                                    $26,177                  $4,566



-----------------------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another invesment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT


State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:



- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);



- Portfolio Trading (per transaction). Fed book entry trade-$10; DTC trade $6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;



- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used



-   Yield Calculation.  $350 per fund per month;



- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed.



- Out of Pocket Expenses at Cost. Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.



For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.


CODES OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.



The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.


Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to the Distributor for the fiscal years ended August 31:


       2001                        2000                     1999
       --------------------------  -----------------------  -----------------------
                                    $23,996                  $14,368

For fiscal 2001, these amounts are reflective of the following individual payments:



      Advertising
      Printing
      Compensation to Dealers
      Compensation to Sales Personnel
      Other(1)


The fund accrued expenses in the following amount to Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal years ended August 31:


       2001                        2000                     1999
       --------------------------  -----------------------  -----------------------
                                    $15,396                  $4,667


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL


Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.



                       BROKERAGE PRACTICES AND COMMISSIONS



All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.



Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.



The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and


-----------------------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.



The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.


The total brokerage commissions paid by the fund amounted to the following for the fiscal years ended August 31:


       2001                        2000                     1999
       --------------------------  -----------------------  -----------------------
                                    $36,453                  $54,166


Of the total brokerage commissions paid by the fund, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:


       2001                        2000                     1999
       --------------------------  -----------------------  -----------------------
                                    $1,170                   $1,250



Relating to the total brokerage commissions paid by the fund for fiscal 2001, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to ___% of the total.



The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was ___% for the fiscal year ended August 31, 2001.



During the fiscal year ended August 31, 2001, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2001, are as follows:

                                                     BROKERAGE       COMMISSIONS
                                                      ($000)            ($000)
                                                 ---------------- -----------------
      Lehman Brothers, Inc.
      Merrill Lynch Pierce Fenner
      HSBC Securities Inc.
      JP Morgan Securities Inc.
      Morgan Stanley & Co. Inc.
      Goldman Sachs & Co.
      Salomon Smith Barney Inc.
      DB Clearing Services
      Bank of America
      Troster Singer Stevens
      Investment Technology
      Donaldson Lufkin & Jenrette
      Jones & Associates
      Access Securities Inc.
      Credit Suisse First Boston
      Jefferies & Co.
      Cantor Fitzgerald & Co.


                             PRICING OF FUND SHARES


Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve, and therefore limited trading may apply. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.


Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


At August 31, 2001, the fund had net tax basis capital loss carryovers of _______ and __________, which may be applied against any realized net taxable gains in each succeeding year or until the expiration dates of August 31, 200__ and August 31, 200__, respectively, whichever occurs first.


The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               n
         P(1+T)  = ERV
          where: P =      a hypothetical initial payment of $1,000
                 T =      average annual total return
                 n =      number of years
                 ERV =    ending redeemable value of a $1,000 payment made at
                          the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:


         ONE YEAR ENDED              INCEPTION TO
         AUGUST 31, 2001             AUGUST 31, 2001(1)
         --------------------------  ------------------------



                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


-----------------------
(1)  Annualized. The fund commenced operations on May 1, 1998.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.

                              FINANCIAL STATEMENTS


The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -   Leading market positions in well-established industries.

         -   High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

      A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

      F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

      F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

      Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

 - Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

 - Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

 - Non-Investment Grade. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

 - Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

      A1+--Obligations supported by the highest capacity for timely repayment.

      A1--Obligations supported by a very strong capacity for timely repayment.

      A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

      B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

      B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

      C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

      D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                            Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                           TUCKERMAN ACTIVE REIT FUND

                               DECEMBER ____, 2001

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                        3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                    3

   INVESTMENT STRATEGIES                                            3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES             5
   INVESTMENT RESTRICTIONS                                          8
   TEMPORARY DEFENSIVE POSITION                                     9
   PORTFOLIO TURNOVER                                               9

MANAGEMENT OF THE FUND                                              9

   BOARD OF TRUSTEES AND OFFICERS                                   9
   COMPENSATION                                                    11
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                          13

INVESTMENT ADVISORY AND OTHER SERVICES                             13

   ADVISOR                                                         13
   ADMINISTRATOR                                                   14
   CUSTODIAN AND TRANSFER AGENT                                    15
   DISTRIBUTOR                                                     16
   CODES OF ETHICS                                                 16
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS        16
   INDEPENDENT ACCOUNTANTS                                         18
   LEGAL COUNSEL                                                   18

BROKERAGE PRACTICES AND COMMISSIONS                                18

PRICING OF FUND SHARES                                             20

TAXES                                                              21

CALCULATION OF PERFORMANCE DATA                                    22

ADDITIONAL INFORMATION                                             22

   SHAREHOLDER MEETINGS                                            22
   CAPITALIZATION AND VOTING                                       23
   FEDERAL LAW AFFECTING STATE STREET                              23
   PROXY VOTING POLICY                                             23

FINANCIAL STATEMENTS                                               23

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                       24

   RATINGS OF DEBT INSTRUMENTS                                     24
   RATINGS OF COMMERCIAL PAPER                                     24

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

The SSgA Tuckerman Active REIT Fund was formerly known as the SSgA Real Estate Equity Fund. The name change took effect on April 23, 1999.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

DEBT SECURITIES. The fund may also invest temporarily in investment grade debt securities for defensive purposes. The fund will invest in convertible debt securities. Please see the Appendix for a description of securities ratings.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a


-----------------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.




CASH RESERVES. For defensive purposes, the fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. When using this strategy, the weighted average maturity of securities held by a fund will decline, and thereby possibly cause its yield to decline as well.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

WILSHIRE REIT INDEX. The Wilshire REIT Index is a market capitalization weighted index of publicly traded Real Estate Investment Trusts (REITs). The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. The Index has been constructed to avoid survivor bias.




HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental, and restrictions 9 through 12 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities, and securities of companies directly or indirectly engaged in the real estate industry).

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of a type permitted by the fund's investment policies, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     5. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or
          (ii) entering into repurchase transactions.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     10. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the fund's net assets. Included in such amount, but not to exceed 2% of the value of the fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

     11. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act.

     12. Purchase the securities of any issuer if, as a result of such purchase, the value of the securities of any five issuers held by the fund would exceed 40% of the fund's total assets.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The portfolio turnover rates for the fund were the following for the fiscal year ended August 31:

     2000             1999             1998*
     86.93%          60.13%            17.36%


* For the period May 1, 1998 (commencement of operations) to August 31, 1998 (annualized).

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.


---------------------------------- ---------------------- ----------------------------------------------------------------
 NAME, ADDRESS AND AGE             POSITION(S) WITH       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                   SSgA FUNDS
---------------------------------- ---------------------- ----------------------------------------------------------------
 Lynn L. Anderson                  Trustee (Interested    -    Vice Chairman, Frank Russell Company;
 909 A Street                      Person of the SSgA
 Tacoma, WA  98402                 funds as defined in    -    Chairman of the Board and Chief Executive Officer,
 Age 62                            the 1940 Act),              Frank Russell Investment Management Company and Russell
                                   Chairman of the             Fund Distributors, Inc.;
                                   Board and President
                                                          -    Chairman of the Board, Frank Russell Trust Company;

                                                          -    Trustee, President and Chief Executive Officer, Frank
                                                               Russell Investment Company and Russell Insurance Funds;
                                                               and

                                                          -    Director, Russell Insurance Agency, Inc., Frank Russell
                                                               Investments (Ireland) Limited, Frank Russell Investment
                                                               Company plc; Frank Russell Investment Company II plc,
                                                               Frank Russell Investment Company III plc, Frank Russell
                                                               Institutional Funds plc, Frank Russell Qualifying
                                                               Investor Fund, and Frank Russell Investments (Cayman)
                                                               Ltd.

 William L. Marshall               Trustee                -    Chief Executive Officer and President, Wm. L.
 33 West Court Street                                          Marshall Associates, Inc., Wm. L. Marshall Companies,
 Doylestown, PA 18901                                          Inc. and the Marshall Financial Group (a registered
 Age 59                                                        investment advisor and provider of financial and related
                                                               consulting services);

                                                          -    Certified Financial Planner and Member, Institute of
                                                               Certified Financial Planners; and

                                                          -    Registered Representative for Securities with FSC
                                                               Securities Corp., Marietta, Georgia.

 Steven J. Mastrovich              Trustee                -    September 2000 to Present, Global Head of Structured
 522 5th Avenue                                                Real Estate, J.P. Morgan Investment Management
 New York, NY  10036
 Age 45                                                   -    January 2000 to September 2000, Managing Director,
                                                               HSBC Securities (USA) Inc.

                                                          -    From 1998 to 2000, President, Key Global Capital,
                                                               Inc.;

                                                          -    From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                               (law firm); and

                                                          -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                               Gesmer (law firm).

Patrick J. Riley                  Trustee                -    Partner, Riley, Burke & Donahue, L.L.P. (law firm).
One Corporate Place
55 Ferncroft Road
Danvers, MA  01923
Age 53

Richard D. Shirk                  Trustee                -    1996 to Present, Chairman, Cerulean Companies, Inc.;
Cerulean Companies, Inc.
P.O. Box 16905                                           -    1992 to March 2001, President and Chief Executive
Atlanta, GA  16905                                            Officer, Blue Cross/Blue Shield of Georgia;
Age 56
                                                         -    1993 to Present, Chairman and Board Member, Georgia
                                                              Caring for Children Foundation (private foundation); and

                                                         -    1998 to Present, Board Member, Healthcare Georgia
                                                              Foundation (private foundation)

Bruce D. Taber                    Trustee                -    Consultant, Computer Simulation, General Electric
26 Round Top Road                                             Industrial Control Systems.
Boxford, MA  01921
Age 58

Henry W. Todd                     Trustee                -    Chairman, A.M. Todd Group, Inc.
111 Commerce Drive
Montgomeryville, PA  18936                               -    President and Director, Zink & Triest Co., Inc.
Age 54                                                        (dealer in vanilla flavor materials); and

                                                         -    Director, Executive Vice President, Flavorite
                                                              Laboratories.

J. David Griswold                 Vice President and     -    Assistant Secretary and Associate General Counsel,
909 A Street                      Secretary                   Frank Russell Investment Management Company, Frank
Tacoma, WA  98402                                             Russell Capital Inc., Frank Russell Company and Frank
Age 44                                                        Russell Investments (Delaware), Inc.;

                                                         -    President and Associate General Counsel, Russell Fund
                                                              Distributors, Inc.

                                                         -    Director, Secretary and Associate General Counsel,
                                                              Frank Russell Securities, Inc.;

                                                         -    Secretary, Frank Russell Canada Limited/Limitee.

Mark E. Swanson                   Treasurer and          -    Director - Funds Administration, Frank Russell
909 A Street                      Principal Accounting        Investment Management Company and Frank Russell Trust
Tacoma, WA  98402                 Officer                     Company; and
Age 38
                                                         -    Treasurer and Chief Accounting Officer, Frank Russell
                                                              Investment Company and Russell Insurance Funds.


COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.



   NAME OF SSgA FUND                       AMOUNT OF TOTAL ANNUAL TRUSTEE
                                           COMPENSATION (INCLUDING OUT OF POCKET
                                           EXPENSES) ATTRIBUTABLE TO EACH FUND
                                           FOR THE FISCAL YEAR ENDED AUGUST 31,
                                           2001
    Money Market

    US Government Money Market

    Disciplined Equity

    S&P 500 Index

    Small Cap

    Yield Plus

    Bond Market

    Emerging Markets

    US Treasury Money Market

    Growth & Income

    Intermediate

    Prime Money Market

    Tax Free Money Market

    International Stock Selection

    Tuckerman Active REIT

    International Growth Opportunities

    High Yield Bond

    Special Equity

    Aggressive Equity

    IAM SHARES

    Intermediate Municipal Bond Fund

    All Life Solutions Funds



The following is a list of the directors and principal officers of The Tuckerman Group, and each director or officer's address and principal occupation.



NAME                         CAPACITY WITH TUCKERMAN          BUSINESS NAME AND ADDRESS
                                                              PRINCIPAL OCCUPATION
Charles J. Lauckhardt        Director, President and CEO       Director, President and CEO
                                                               The Tuckerman Group
                                                               Two Manhattanville Road
                                                               Centre 2 / Suite 207
                                                               Purchase, NY  10577

Glen S. Weisberg             Managing Director                 Managing Director

                                                               The Tuckerman Group
                                                               311 South Wacker Drive, Suite 5525
                                                               Chicago, IL  60606

Arthur J. Hurley             Managing Director                 Managing Director
                                                               The Tuckerman Group
                                                               c/o State Street Global Advisors
                                                               Two International Place
                                                               Boston, MA  02110

Steven de Bara               Vice President and Controller     Vice President and Controller
                                                               The Tuckerman Group
                                                               Two Manhattanville Road
                                                               Centre 2 / Suite 207
                                                               Purchase, NY  10577

Donald E. Conover            Director                          Principal
                                                               State Street Global Advisors
                                                               Two International Place
                                                               Boston, MA  02110

John R. Snow                 Director                          Executive Vice President
                                                               State Street Global Advisors
                                                               Two International Place
                                                               Boston, MA  02110


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:

1.   Nature and quality of services rendered. The board considers:

     - The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.

     - The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.

     -    The manner in which the Advisor discharges these services.

     -    The financial strength of the Advisor.

     - The organization and compensation structure of the Advisor, including staff experience and qualifications.

     -    The process by which investment decisions are made.

2. Profitability of the Investment Company to the Advisor. The board considers:

     - The costs to the Advisor of providing each service to the Investment Company.

     - The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.

     - A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.

Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor for the fiscal year ended August 31:

     2001                              2000                           1999
                                       $236,878                       $233,829


The Advisor contractually agreed to reimburse up to the full amount of its Advisory fee to the extent that total expenses exceed 1.00% of average daily net assets on an annual basis. The Advisor reimbursed advisory fees of $_______________ in fiscal 2001, $25,828 in fiscal 2000 and $33,270 in fiscal
1999. The Advisor has contractually agreed to this reimbursement through December 31, 2002.


The Tuckerman Group, LLC, Two Manhattanville Road, Centre 2 / Suite 207, Purchase, NY 10577, serves as the investment sub-advisor (the "Sub-Advisor" or "Tuckerman") for the fund pursuant to an Investment Sub-Advisory Agreement between SSgA Funds Management, Inc., and The Tuckerman Group LLC, dated September 1, 2001. The Board of Trustees of the Investment Company considers the Sub-Advisory Agreement with the same frequency and under the same terms as the Advisory Agreement described above. No fees were paid to the Sub-Advisor by the fund for the fiscal year ending August 31, 2001.

ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator for the fiscal years ended August 31:


    2001                2000                           1999
                        $23,064                        $11,227


CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

--------

(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

- Portfolio Trading (per transaction). Fed book entry trade-$10; DTC trade $6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used

-    Yield Calculation. $350 per fund per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed.

- Out of Pocket Expenses at Cost. Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

CODES OF ETHICS

The Advisor and Sub-Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to the Distributor for the fiscal years ended August 31:


     2001           2000                1999
                    $18,461             $16,606


For fiscal 2001, these amounts are reflective of the following individual payments:

       Advertising
       Printing
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)


The fund accrued expenses in the following amount to Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal year ended August 31:


  2001              2000                           1999
                    $10,546                        $11,604


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance,


----------------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

The total brokerage commissions paid by the fund amounted to the following for the fiscal year ended August 31:

          2001                2000                           1999
                              $97,558                        $131,088

Of the total brokerage commissions paid by the fund, commissions received by an affiliated broker/dealer amounted to the following for each of the fiscal year ended August 31:

          2001                2000                           1999
                              $6,640                         $11,982

Relating to the total brokerage commissions paid by the fund for fiscal 2001, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to ___% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was ___% for the fiscal year ended August 31, 2001.

During the fiscal year ended August 31, 2001, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2001, are as follows:

                                     SECURITIES           COMMISSIONS
                                       ($000)                ($000)
                                -------------------- ---------------------
 Lehman Bros. Inc.
 Morgan Stanley & Co. Inc.
 State Street Brokerage
 Troster Singer Stevens
 Herzog Heine Geduld Inc.
 Investment Technology
 Access Securities Inc.
 Jones & Associates
 Donaldson Lufkin & Jenrette
 Credit Suisse First Boston
 Salomon Smith Barney Inc.
 Weeden & Co.
 Green Street Advisors Inc.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve, and therefore limited trading may apply. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2001, the fund had net tax basis capital loss carryovers of $______ and $________, which may be applied against any realized net taxable gains in each succeeding year or until the expiration dates of August 31, 200__ and August 31, 200__, respectively, whichever occurs first.

DIVIDENDS-RECEIVED DEDUCTION. The portion of the dividends received from the fund by its corporate shareholders which qualifies for the 70% dividends-received deduction will be reduced to the extent that the fund holds dividend-paying stock for less than 45 days (91 days for certain preferred stocks). In addition, distributions that the fund receives from a REIT will not constitute "dividends" for purposes of the dividends-received deduction. Accordingly, only a small percentage of dividends from the fund are expected to qualify for the dividends-received deduction. Shareholders should consult their tax advisor regarding dividends-received deductions and their allowance.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                 n
           P(1+T)  = ERV

            where:  P =       a hypothetical initial payment of $1,000

                    T =       average annual total return

                    n =       number of years

                    ERV  =    ending redeemable value of a $1,000
                              payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:

  ONE YEAR ENDING        INCEPTION TO
  AUGUST 31, 2001        AUGUST 31, 2001(1)



                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

--------
(1)  Annualized. The fund commenced operations on May 1, 1998.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.

                              FINANCIAL STATEMENTS

The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

- Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

- Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

- Non-Investment Grade. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

- Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

          A1+--Obligations supported by the highest capacity for timely repayment.

          A1--Obligations supported by a very strong capacity for timely repayment.

          A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

          B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

          B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

          C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

          D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                          US TREASURY MONEY MARKET FUND

                               DECEMBER ____, 2001


This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                 3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                             3

  INVESTMENT STRATEGIES                                                      3
  INVESTMENT RESTRICTIONS                                                    5

MANAGEMENT OF THE FUND                                                       6

  BOARD OF TRUSTEES AND OFFICERS                                             6
  COMPENSATION                                                               7
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                     8

INVESTMENT ADVISORY AND OTHER SERVICES                                       9

  ADVISOR                                                                    9
  ADMINISTRATOR                                                             10
  CUSTODIAN AND TRANSFER AGENT                                              11
  DISTRIBUTOR                                                               11
  CODES OF ETHICS                                                           11
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                  12
  INDEPENDENT ACCOUNTANTS                                                   13
  LEGAL COUNSEL                                                             13

BROKERAGE PRACTICES AND COMMISSIONS                                         13

PRICING OF FUND SHARES                                                      15

TAXES                                                                       16

CALCULATION OF PERFORMANCE DATA                                             16

FINANCIAL STATEMENTS                                                        17

APPENDIX - DESCRIPTION OF SECURITIES RATINGS                                18

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance. The fund may purchase US Government obligations on a forward commitment basis. The fund may also purchase Treasury Inflation Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protection Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of

--------------------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

ILLIQUID SECURITIES. The fund will not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury and recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, which cannot be changed without a vote of a majority of a fund's shareholders. Each investment restriction applies at the time an investment is made. The fund will not:

    1. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

    4. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

    5. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

    6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

    7. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

    8.   Purchase or sell commodities or commodity futures contracts.

    9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    10. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    11. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

    12. Make investments for the purpose of gaining control of an issuer's management.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.


     ---------------------------- ------------------ ----------------------------------------------------
     NAME, ADDRESS AND AGE        POSITION(S) WITH   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                  SSgA FUNDS

     ---------------------------- ------------------ ----------------------------------------------------
      Lynn L. Anderson            Trustee            -   Vice Chairman, Frank Russell Company;
      909 A Street                (Interested
      Tacoma, WA  98402           Person of the      -   Chairman of the Board and Chief Executive
      Age 62                      SSgA funds as          Officer, Frank Russell Investment Management
                                  defined in the         Company and Russell Fund Distributors, Inc.;
                                  1940 Act),
                                  Chairman of the    -   Chairman of the Board, Frank Russell Trust
                                  Board and              Company;
                                  President
                                                     -   Trustee, President and Chief Executive
                                                         Officer, Frank Russell Investment Company and
                                                         Russell Insurance Funds; and

                                                     -   Director, Russell Insurance Agency, Inc.,
                                                         Frank Russell Investments (Ireland) Limited,
                                                         Frank Russell Investment Company plc;
                                                         Frank Russell Investment Company II plc,
                                                         Frank Russell Investment Company III plc,
                                                         Frank Russell Institutional Funds plc,
                                                         Frank Russell Qualifying Investor Fund, and
                                                         Frank Russell Investments (Cayman) Ltd.

     ---------------------------- ------------------ ----------------------------------------------------
      William L. Marshall          Trustee           -   Chief Executive Officer and President, Wm.
      33 West Court Street                               L. Marshall Associates, Inc., Wm. L. Marshall
      Doylestown, PA 18901                               Companies, Inc. and the Marshall Financial
      Age 59                                             Group (a registered investment advisor and
                                                         provider of financial and related consulting
                                                         services);

                                                     -   Certified Financial Planner and Member,
                                                         Institute of Certified Financial Planners; and

                                                     -   Registered Representative for Securities
                                                         with FSC Securities Corp., Marietta, Georgia.

     ---------------------------- ------------------ ----------------------------------------------------
      Steven J. Mastrovich         Trustee           -   September 2000 to Present, Global Head of
      522 5th Avenue                                     Structured Real Estate, J.P. Morgan Investment
      New York, NY  10036                                Management
      Age 45
                                                     -   January 2000 to September 2000, Managing
                                                         Director, HSBC Securities (USA) Inc.

                                                     -   From 1998 to 2000, President, Key Global
                                                         Capital, Inc.;


                                       6



                                                     -   From 1997 to 1998, Partner, Squire,
                                                         Sanders & Dempsey (law firm); and

                                                     -   From 1994 to 1997, Partner, Brown, Rudnick,
                                                         Freed & Gesmer (law firm).

     ---------------------------- ------------------ ----------------------------------------------------
      Patrick J. Riley             Trustee           -   Partner, Riley, Burke & Donahue, L.L.P.
      One Corporate Place                                (law firm).
      55 Ferncroft Road
      Danvers, MA  01923
      Age 53

     ---------------------------- ------------------ ----------------------------------------------------
      Richard D. Shirk             Trustee           -   1996 to Present, Chairman, Cerulean
      Cerulean Companies, Inc.                           Companies, Inc.;
      P.O. Box 16905
      Atlanta, GA  16905                             -   1992 to March 2001, President and Chief
      Age 56                                             Executive Officer, Blue Cross/Blue Shield of
                                                         Georgia;

                                                     -   1993 to Present, Chairman and Board Member,
                                                         Georgia Caring for Children Foundation
                                                         (private foundation); and

                                                     -   1998 to Present, Board Member, Healthcare
                                                         Georgia Foundation (private foundation)

     ---------------------------- ------------------ ----------------------------------------------------
      Bruce D. Taber               Trustee           -   Consultant, Computer Simulation, General
      26 Round Top Road                                  Electric Industrial Control Systems.
      Boxford, MA  01921
      Age 58

     ---------------------------- ------------------ ----------------------------------------------------
      Henry W. Todd                Trustee           -   Chairman, A.M. Todd Group, Inc.
      111 Commerce Drive
      Montgomeryville, PA  18936                     -   President and Director, Zink & Triest Co.,
      Age 54                                             Inc. (dealer in vanilla flavor materials); and

                                                     -   Director, Executive Vice President,
                                                         Flavorite Laboratories.

     ---------------------------- ------------------ ----------------------------------------------------
      J. David Griswold           Vice President     -   Assistant Secretary and Associate General
      909 A Street                and Secretary          Counsel, Frank Russell Investment Management
      Tacoma, WA  98402                                  Company, Frank Russell Capital Inc., Frank
      Age 44                                             Russell Company and Frank Russell Investments
                                                         (Delaware), Inc.;

                                                     -   President and Associate General Counsel,
                                                         Russell Fund Distributors, Inc.

                                                     -   Director, Secretary and Associate General
                                                         Counsel, Frank Russell Securities, Inc.;

                                                     -   Secretary, Frank Russell Canada
                                                         Limited/Limitee.

     ---------------------------- ------------------ ----------------------------------------------------
      Mark E. Swanson             Treasurer and      -   Director - Funds Administration, Frank
      909 A Street                Principal              Russell Investment Management Company and
      Tacoma, WA  98402           Accounting             Frank Russell Trust Company; and
      Age 38                      Officer
                                                     -   Treasurer and Chief Accounting Officer,
                                                         Frank Russell Investment Company and Russell
                                                         Insurance Funds.

     ---------------------------- ------------------ ----------------------------------------------------

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.


         --------------------------------- --------------------------------
         NAME OF SSgA FUND                 AMOUNT OF TOTAL ANNUAL TRUSTEE
                                           COMPENSATION (INCLUDING OUT OF
                                           POCKET EXPENSES) ATTRIBUTABLE
                                           TO EACH FUND FOR THE FISCAL
                                           YEAR ENDED AUGUST 31, 2001
         --------------------------------- --------------------------------
          Money Market
         --------------------------------- --------------------------------
          US Government Money Market
         --------------------------------- --------------------------------
          Disciplined Equity
         --------------------------------- --------------------------------
          S&P 500 Index
         --------------------------------- --------------------------------
          Small Cap
         --------------------------------- --------------------------------
          Yield Plus
         --------------------------------- --------------------------------
          Bond Market
         --------------------------------- --------------------------------
          Emerging Markets
         --------------------------------- --------------------------------
          US Treasury Money Market
         --------------------------------- --------------------------------
          Growth & Income
         --------------------------------- --------------------------------
          Intermediate
         --------------------------------- --------------------------------
          Prime Money Market
         --------------------------------- --------------------------------
          Tax Free Money Market
         --------------------------------- --------------------------------
          International Stock Selection
         --------------------------------- --------------------------------
          Tuckerman Active REIT
         --------------------------------- --------------------------------
          International Growth
          Opportunities
         --------------------------------- --------------------------------
          High Yield Bond
         --------------------------------- --------------------------------
          Special Equity
         --------------------------------- --------------------------------
          Aggressive Equity
         --------------------------------- --------------------------------
          IAM SHARES
         --------------------------------- --------------------------------
          Intermediate Municipal Bond
          Fund
         --------------------------------- --------------------------------
          All Life Solutions Funds
         --------------------------------- --------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:

1.  Nature and quality of services rendered.  The board considers:

    - The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.

    - The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.

    - The manner in which the Advisor discharges these services.

    - The financial strength of the Advisor.

    - The organization and compensation structure of the Advisor, including staff experience and qualifications.

    - The process by which investment decisions are made.

2. Profitability of the Investment Company to the Advisor. The board considers:

    - The costs to the Advisor of providing each service to the Investment Company.

    - The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.

    - A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.

Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


       --------------------------- ------------------------ -------------------------
        2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $2,640,679               $2,568,885
       --------------------------- ------------------------ -------------------------

The Advisor contractually agreed to waive .15% of its .25% management fee until December 31, 2010. The waiver amounted to $_______________ in fiscal 2001 and $1,045,420 for fiscal 2000. In addition, the Advisor contractually agreed to reimburse the fund for all expenses in excess of .20% of average daily net assets on an annual basis, which amounted to $_______________ in fiscal 2001, $827,844 in fiscal 2000 and $1,922,966 in fiscal 1999. The Advisor has contractually agreed to the reimbursement through December 31, 2002.

ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.



----------------------------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


       --------------------------- ------------------------ -------------------------
        2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $337,677                 $319,491
       --------------------------- ------------------------ -------------------------


CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

- Portfolio Trading (per transaction). Fed book entry trade-$10; DTC trade $6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used

-   Yield Calculation.  $350 per fund per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed.

- Out of Pocket Expenses at Cost. Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

CODES OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the

Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to Distributor for the fiscal years ended August 31:


       --------------------------- ------------------------ -------------------------
        2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $217,988                 $238,263
       --------------------------- ------------------------ -------------------------


For fiscal 2001, these amounts are reflective of the following individual payments:


      Advertising
      Printing
      Compensation to Dealers
      Compensation to Sales Personnel
      Other(1)

The fund accrued expenses in the following amount to Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal year ended August 31:

       --------------------------- ------------------------ -------------------------
        2001                        2000                     1999
       --------------------------- ------------------------ -------------------------
                                    $264,024                 $256,889
       --------------------------- ------------------------ -------------------------


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of


--------------------------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

During the fiscal year ended August 31, 2001, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2001, are as follows:

                                                    SECURITIES
                                                      ($000)
                                                 ----------------
      Bear Stearns & Co. Inc.
      Swiss Bank Corp., New York
      Deutsche Bank Securities
      Lehman Brothers Inc.
      JP Morgan Securities Inc.
      SBC Warburg Dillon Read
      Salomon Smith Barney Inc.
      DB Clearing Services
      Morgan Stanley & Co. Inc.
      Credit Suisse First Boston


The US Treasury Money Market Fund normally does not pay a stated brokerage commission on transactions.


                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share once each business day at 1 p.m. Eastern time, or one hour after the Bond Market Association recommends an early close of the bond markets, whichever is earlier (the Pricing Time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve, and on Fridays before certain holidays; on these days, limited trading may apply. On limited trading days, including Columbus Day and Veteran's Day, there will be no same day purchases or same day redemptions, but you may be able to exchange betweeen funds, and SSgA Funds account representatives will be available to service your account. Please contact your SSgA funds account representative as the dates approach.

The fund reserves the right to close earlier and declare an earlier Pricing Time, or not open at all, on days when the Bond Market Association recommends that the bond markets remain closed or close early. On days when the Bond Market Association declares an early closure of the bond markets, orders for redemption or purchases of shares of the fund must be received by the Pricing Time.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               n
         P(1+T)  = ERV

          where: P =     a hypothetical initial payment of $1,000

                 T =     average annual total return

                 n =     number of years

                 ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                                                   365/7
        EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)     ]-1

The following are the fund's current and effective yields for the seven-day period ended August 31, 2001:

        Current Yield

        Effective Yield

The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                              FINANCIAL STATEMENTS

The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                  APPENDIX - DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

LONG-TERM CORPORATION AND TAX-EXEMPT DEBT RATINGS

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

SHORT-TERM CORPORATE AND TAX-EXEMPT DEBT RATINGS

The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TAX-EXEMPT NOTE RATINGS

A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

D&P uses the fixed-income ratings described above under "Long-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                 YIELD PLUS FUND

                               DECEMBER ____, 2001

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                3


DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                            3

  INVESTMENT STRATEGIES                                                     3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                      7
  INVESTMENT RESTRICTIONS                                                  10
  TEMPORARY DEFENSIVE POSITION                                             11
  PORTFOLIO TURNOVER                                                       11

MANAGEMENT OF THE FUND                                                     12

  BOARD OF TRUSTEES AND OFFICERS                                           12
  COMPENSATION                                                             14
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                   15

INVESTMENT ADVISORY AND OTHER SERVICES                                     15

  ADVISOR                                                                  15
  ADMINISTRATOR                                                            16
  CUSTODIAN AND TRANSFER AGENT                                             17
  DISTRIBUTOR                                                              17
  CODES OF ETHICS                                                          17
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                 18
  INDEPENDENT ACCOUNTANTS                                                  19
  LEGAL COUNSEL                                                            19

BROKERAGE PRACTICES AND COMMISSIONS                                        19


PRICING OF FUND SHARES                                                     21


TAXES                                                                      21


CALCULATION OF PERFORMANCE DATA                                            22


ADDITIONAL INFORMATION                                                     23

  SHAREHOLDER MEETINGS                                                     23
  CAPITALIZATION AND VOTING                                                23
  FEDERAL LAW AFFECTING STATE STREET                                       24
  PROXY VOTING POLICY                                                      24

FINANCIAL STATEMENTS                                                       24

                                  FUND HISTORY


SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.


                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES


To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:


VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions or (4) insurance companies that have a rate of interest subject to adjustment at regular intervals but less frequently than annually or (5) trusts. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also invest in Funding Agreements, which are privately placed, unregistered obligations negotiated with a purchaser. Floating Rate Securities are issued by the same type of organizations. The terms of Floating Rate Securities provide for the automatic adjustment of an interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.


ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private

---------------

(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

    1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

    2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

    3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan

Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

ILLIQUID SECURITIES. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury and recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.




INTEREST RATE SWAPS. The fund may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by the fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio and to protect against any increase in the price of securities it anticipates purchasing at a later date. The fund intends to use these transactions as a hedge and not as a speculative investment.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an advisor using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared to what it would have been if this investment technique was not used.

A fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the funds are contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund contractually entitled to receive. Since interest rate swaps are individually negotiated, the fund expects to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.




TREASURY INFLATION-PROTECTION SECURITIES. The fund may invest in Inflation-Protection Securities ("IPS"), a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.




VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.




HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES


The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.


SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

    4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

    5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

    6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon to the extent provided in its Prospectus.

    7. Purchase or sell real estate or real estate mortgage loans; provided, however, the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

    9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

    10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

    11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

    12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

    13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act.

    14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION


For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The following were the portfolio turnover rates for the fund for the fiscal years ended August 31:


2001                        2000                     1999
                            162.12%                  167.12%


                             MANAGEMENT OF THE FUND


BOARD OF TRUSTEES AND OFFICERS


The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

     NAME, ADDRESS AND AGE        POSITION(S) WITH   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                   SSgA FUNDS
     Lynn L. Anderson             Trustee             -  Vice Chairman, Frank Russell Company;
     909 A Street                 (Interested         -  Chairman of the Board and Chief Executive
     Tacoma, WA  98402            Person of the          Officer, Frank Russell Investment Management
     Age 62                       SSgA funds as          Company and Russell Fund Distributors, Inc.;
                                  defined in the      -  Chairman of the Board, Frank Russell Trust
                                  1940 Act),             Company;
                                  Chairman of the     -  Trustee, President and Chief Executive
                                  Board and              Officer, Frank Russell Investment Company and
                                  President              Russell Insurance Funds; and
                                                      -  Director, Russell Insurance Agency, Inc.,
                                                         Frank Russell Investments (Ireland) Limited,
                                                         Frank Russell Investment Company plc; Frank
                                                         Russell Investment Company II plc, Frank
                                                         Russell Investment Company III plc, Frank
                                                         Russell Institutional Funds plc, Frank
                                                         Russell Qualifying Investor Fund, and Frank
                                                         Russell Investments (Cayman) Ltd.

     ---------------------------- ------------------ ----------------------------------------------------
     ---------------------------- ------------------ ----------------------------------------------------
     William L. Marshall          Trustee             -  Chief Executive Officer and President, Wm.
     33 West Court Street                                L. Marshall Associates, Inc., Wm. L. Marshall
     Doylestown, PA 18901                                Companies, Inc. and the Marshall Financial
     Age 59                                              Group (a registered investment advisor and
                                                         provider of financial and related consulting
                                                         services);
                                                      -  Certified Financial Planner and Member,
                                                         Institute of Certified Financial Planners; and
                                                      -  Registered Representative for Securities
                                                         with FSC Securities Corp., Marietta, Georgia.

     ---------------------------- ------------------ ----------------------------------------------------
     ---------------------------- ------------------ ----------------------------------------------------
     Steven J. Mastrovich         Trustee             -  September 2000 to Present, Global Head of
     522 5th Avenue                                      Structured Real Estate, J.P. Morgan Investment
     New York, NY  10036                                 Management
     Age 45                                           -  January 2000 to September 2000, Managing
                                                         Director, HSBC Securities (USA) Inc.
                                                      -  From 1998 to 2000, President, Key Global
                                                         Capital, Inc.;
                                                      -  From 1997 to 1998, Partner, Squire,
                                                         Sanders & Dempsey (law firm); and
                                                      -  From 1994 to 1997,
                                                         Partner, Brown,
                                                         Rudnick, Freed & Gesmer
                                                         (law firm).

     ---------------------------- ------------------ ----------------------------------------------------
     ---------------------------- ------------------ ----------------------------------------------------
     Patrick J. Riley             Trustee             -  Partner, Riley, Burke & Donahue, L.L.P.
     One Corporate Place                                 (law firm).
     55 Ferncroft Road
     Danvers, MA  01923
     Age 53

     ---------------------------- ------------------ ----------------------------------------------------
     ---------------------------- ------------------ ----------------------------------------------------
     Richard D. Shirk             Trustee             -  1996 to Present, Chairman, Cerulean
     Cerulean Companies, Inc.                            Companies, Inc.;
     P.O. Box 16905                                   -  1992 to March 2001, President and Chief
     Atlanta, GA  16905                                  Executive Officer, Blue Cross/Blue Shield of
     Age 56                                              Georgia;
                                                      -  1993 to Present, Chairman and Board
                                                         Member, Georgia Caring for Children Foundation
                                                         (private foundation); and
                                                      -  1998 to Present, Board Member, Healthcare
                                                         Georgia Foundation (private foundation)

                                       13


     ---------------------------- ------------------ ----------------------------------------------------
     ---------------------------- ------------------ ----------------------------------------------------
      Bruce D. Taber               Trustee            -  Consultant, Computer Simulation, General
      26 Round Top Road                                  Electric Industrial Control Systems.
      Boxford, MA  01921
      Age 58

     ---------------------------- ------------------ ----------------------------------------------------
     ---------------------------- ------------------ ----------------------------------------------------
      Henry W. Todd                Trustee            -  Chairman, A.M. Todd Group, Inc.
      111 Commerce Drive                              -  President and Director, Zink & Triest Co.,
      Montgomeryville, PA  18936                         Inc. (dealer in vanilla flavor materials); and
      Age 54                                          -  Director, Executive Vice President,
                                                         Flavorite Laboratories.
     ---------------------------- ------------------ ----------------------------------------------------
     ---------------------------- ------------------ ----------------------------------------------------
      J. David Griswold            Vice President     -  Assistant Secretary and Associate General
      909 A Street                and Secretary          Counsel, Frank Russell Investment Management
      Tacoma, WA  98402                                  Company, Frank Russell Capital Inc., Frank
      Age 44                                             Russell Company and Frank Russell Investments
                                                         (Delaware), Inc.;
                                                      -  President and Associate General Counsel,
                                                         Russell Fund Distributors, Inc.
                                                      -  Director, Secretary and Associate General
                                                         Counsel, Frank Russell Securities, Inc.;
                                                      -  Secretary, Frank Russell Canada
                                                         Limited/Limitee.

     ---------------------------- ------------------ ----------------------------------------------------
     ---------------------------- ------------------ ----------------------------------------------------
      Mark E. Swanson              Treasurer and      -  Director - Funds Administration, Frank
      909 A Street                Principal              Russell Investment Management Company and
      Tacoma, WA  98402           Accounting             Frank Russell Trust Company; and
      Age 38                      Officer             -  Treasurer and Chief Accounting Officer,
                                                         Frank Russell Investment Company and Russell
                                                         Insurance Funds.

     ---------------------------- ------------------ ----------------------------------------------------


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

         --------------------------------- --------------------------------

         NAME OF SSGA FUND                 AMOUNT OF TOTAL ANNUAL TRUSTEE
                                           COMPENSATION (INCLUDING OUT OF
                                           POCKET EXPENSES) ATTRIBUTABLE
                                           TO EACH FUND FOR THE FISCAL
                                           YEAR ENDED AUGUST 31, 2001
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          Money Market
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          US Government Money Market
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          Disciplined Equity
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          S&P 500 Index
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          Small Cap
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          Yield Plus
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          Bond Market
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          Emerging Markets
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          US Treasury Money Market
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          Growth & Income
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          Intermediate
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          Prime Money Market
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          Tax Free Money Market
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          International Stock Selection
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          Tuckerman Active REIT
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          International Growth
          Opportunities
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          High Yield Bond
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          Special Equity
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          Aggressive Equity
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          IAM SHARES
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          Intermediate Municipal Bond
          Fund
         --------------------------------- --------------------------------
         --------------------------------- --------------------------------
          All Life Solutions Funds
         --------------------------------- --------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:


-

                     INVESTMENT ADVISORY AND OTHER SERVICES


ADVISOR


SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:

1.  Nature and quality of services rendered.  The board considers:

    |=| The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.

    |=| The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.

    |=|   The manner in which the Advisor discharges these services.

    |=|   The financial strength of the Advisor.

    |=| The organization and compensation structure of the Advisor, including staff experience and qualifications.

    |=|   The process by which investment decisions are made.

2. Profitability of the Investment Company to the Advisor. The board considers:

    |=| The costs to the Advisor of providing each service to the Investment Company.

    |=| The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.

    |=| A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.

Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


       --------------------------- ------------------------ --------------------
       2001                        2000                     1999
       --------------------------- ------------------------ --------------------
       --------------------------- ------------------------ --------------------
                                    $1,350,302               $1,590,264
       --------------------------- ------------------------ --------------------



ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.


The Administrator is a wholly owned subsidiary of Frank Russell Company.
Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem,

New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.


In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.


The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.




The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


       --------------------------- ------------------------ --------------------
       2001                        2000                     1999
       --------------------------- ------------------------ --------------------
       --------------------------- ------------------------ --------------------
                                    $171,637                 $197,686
       --------------------------- ------------------------ --------------------


CUSTODIAN AND TRANSFER AGENT


State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting


----------------------

(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

 - Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

 - Portfolio Trading (per transaction). Fed book entry trade-$10; DTC trade $6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

 - Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used

 -  Yield Calculation.  $350 per fund per month;

 - Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed.


 - Out of Pocket Expenses at Cost. Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.


For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.


DISTRIBUTOR


Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

CODES OF ETHICS



The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS


DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.


The fund accrued expenses in the following amounts to Distributor for the fiscal years ended August 31:


       --------------------------- ------------------------ --------------------
       2001                        2000                     1999
       --------------------------- ------------------------ --------------------
       --------------------------- ------------------------ --------------------
                                    $210,323                 $248,774
       --------------------------- ------------------------ --------------------


For fiscal 2001, these amounts are reflective of the following individual payments:

      Advertising
      Printing
      Compensation to Dealers
      Compensation to Sales Personnel
      Other(1)


The fund accrued expenses in the following amounts to Advisor, under Service Agreements pursuant to Rule 12b-1, for fiscal years ended August 31:


       --------------------------- ------------------------ --------------------
       2001                        2000                     1999
       --------------------------- ------------------------ --------------------
       --------------------------- ------------------------ --------------------
                                   $255,668                 $294,682
       --------------------------- ------------------------ --------------------



INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL



Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.


                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance,


------------------

(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.


The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

During the fiscal year ended August 31, 2001, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2001, are as follows:



                                                    SECURITIES
                                                      ($000)
                                                 ----------------
      Lehman Brothers Inc.
      Barclays Bank
      Merrill Lynch Pierce Fenner
      SBC Warburg Dillon Read
      DB Clearing Services
      Deutsche Bank Securities
      Chase Manhattan Bank
      Morgan Stanley & Co. Inc.
      JP Morgan Securities Inc.
      Salomon Smith Barney Inc.

The Yield Plus Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES


Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share once each business day at 12 noon Eastern time, or one hour after the Bond Market Association recommends an early close of the bond markets, whichever is earlier (the Pricing Time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve, and on Fridays before certain holidays; on these days, limited trading may apply. On limited trading days, including Columbus Day and Veteran's Day, there will be no same day purchases or same day redemptions, but you may be able to exchange betweeen funds, and SSgA Funds account representatives will be available to service your account. Please contact your SSgA funds account representative as the dates approach.

The fund reserves the right to close earlier and declare an earlier Pricing Time, or not open at all, on days when the Bond Market Association recommends that the bond markets remain closed or close early. On days when the Bond Market Association declares an early closure of the bond markets, orders for redemption or purchases of shares of the fund must be received by the Pricing Time.

Trading may occur in debt securities and in foreign securities at times when the Federal Reserve or New York Stock Exchange is closed (including weekends and holidays or after 12 noon Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.




The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.


                                      TAXES


Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


As of August 31, 2001, the fund had net tax basis capital loss carryovers of $________, and $________, which may be applied against any realized net taxable gains in each succeeding year until their expiration dates of August 31, 200__, and August 31, 200_, respectively, whichever occurs first.


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.


                         CALCULATION OF PERFORMANCE DATA


The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:


               n
         P(1+T)  = ERV
          where: P =        a hypothetical initial payment of $1,000
                 T =        average annual total return
                 n =        number of years
                 ERV =      ending redeemable value of a $1,000 payment made at
                            the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:


         ONE YEAR ENDING      FIVE YEARS                 INCEPTION TO
         AUGUST 31, 2001      ENDING AUGUST 31, 2001     AUGUST 31, 2001(1)


Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                          6
         YIELD = 2[(a-b+1) -1]
                    ---
                     Cd

         where: A =     dividends and interests earned during the period

                B =     expenses accrued for the period (net of reimbursements);

                C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

                D = the maximum offering price per share on the last day of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.


The current 30-day yield (annualized) for the fund for the period ended August 31, 2001 was ____%.



                             ADDITIONAL INFORMATION


SHAREHOLDER MEETINGS


Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


(1) Annualized. The Fund commenced operations on November 9, 1992.

CAPITALIZATION AND VOTING


Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET


Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS



The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                        INTERMEDIATE MUNICIPAL BOND FUND

                               DECEMBER ____, 2001



This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                               3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                           3

   INVESTMENT STRATEGIES                                                   3
   INVESTMENT RESTRICTIONS                                                 7
   TEMPORARY DEFENSIVE POSITION                                            8
   PORTFOLIO TURNOVER                                                      8

MANAGEMENT OF THE FUND                                                     9

   BOARD OF TRUSTEES AND OFFICERS                                          9
   COMPENSATION                                                           10
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                 11

INVESTMENT ADVISORY AND OTHER SERVICES                                    12

   ADVISOR                                                                12
   ADMINISTRATOR                                                          12
   CUSTODIAN AND TRANSFER AGENT                                           14
   DISTRIBUTOR                                                            14
   CODES OF ETHICS                                                        14
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS               15
   INDEPENDENT ACCOUNTANTS                                                16
   LEGAL COUNSEL                                                          16

BROKERAGE PRACTICES AND COMMISSIONS                                       16

PRICING OF FUND SHARES                                                    18

TAXES                                                                     19

CALCULATION OF PERFORMANCE DATA                                           20

ADDITIONAL INFORMATION                                                    21

   SHAREHOLDER MEETINGS                                                   21
   CAPITALIZATION AND VOTING                                              21
   FEDERAL LAW AFFECTING STATE STREET                                     22
   PROXY VOTING POLICY                                                    22

FINANCIAL STATEMENTS                                                      22

APPENDIX-DESCRIPTION OF SECURITIES RATINGS                                23

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

MUNICIPAL SECURITIES. Municipal securities purchased by the fund may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.

INDUSTRIAL DEVELOPMENT AND PRIVATE ACTIVITY BONDS. Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability without obligation to make up deficiencies in the debt service reserve fund.

Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in the fund's Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.

PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of US Government Securities. These payments have been "pre-refunded" using the escrow fund.

INSURED SECURITIES. Insured municipal securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a fund to receive only the face or par value of the securities held by the fund, but the ability to be paid is limited to the claims paying ability of the insurer. The insurance does not guarantee the market value of the municipal securities or the net asset value of a fund's shares. Insurers are selected based upon the diversification of its portfolio and the strength of the management team which contributes to the claims paying ability of the entity. However, the Advisor selects securities based upon the underlying credit with bond insurance viewed as an enhancement only. The Advisor's objective is to have a wrapper that provides additional liquidity to insulate against volatility in changing markets.


----------------------------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

AUCTION RATE SECURITIES. Auction rate municipal securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.

MUNICIPAL LEASES. The fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Certain participation interests may permit the Fund to demand payment on not more than seven days' notice, for all or any part of the fund's interest, plus accrued interest.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

Whether a municipal lease agreement will be considered illiquid for the purpose of the fund's restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

TENDER OPTION BONDS. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable or floating rate securities which are instruments issued or guaranteed by entities such as municipalities and other issuers of municipal securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

The funds may also purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the fund will meet the quality criteria established for the purchase of municipal obligations.

Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

RISKS OF MUNICIPAL OBLIGATIONS. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. The fund may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a fund's ability to acquire and dispose of municipal securities at desirable yield and price levels.

Concentration of a fund's investments in these municipal obligations will subject the fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

TAX EXEMPT COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

STANDBY COMMITMENTS. The fund's investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The fund will limit standby commitment transactions to institutions which the Advisor believes present minimal credit risk.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

ILLIQUID SECURITIES. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the Funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest

TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency (see "Ratings of Municipal Obligations," below); obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. For more information, please see the sections in this prospectus called "Dividends and Distributions" and "Taxes." Under normal market conditions, the fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When investing for defensive purposes, the fund may not achieve its investment objective.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA

Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 16 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. The fund will not:

   1. Invest 25% or more of the value of its total assets in securities of municipalities primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities) or in any one project. Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

   2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. Should the parties to these transactions fail financially, the fund may experience delays or loss of rights in the collateral securing the borrowers' obligations.

   3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

   4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

   5. Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% marked to market daily.

   6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

   7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

   9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

   10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

   11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

   12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including its investment advisor and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

   13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

   14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

   15. Make investments for the purpose of gaining control of an issuer's management.

   16. Invest in real estate limited partnerships that are not readily marketable.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The portfolio turnover rate for the fund for each of the fiscal years ended August 31 was:


       ---------------------------------------------------------
        2001                              2000*
       ---------------------------------------------------------
                                          212.18%
       ---------------------------------------------------------

* For the period June 1, 2000 (commencement of operations) to August 31, 2000 (annualized).

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

      --------------------------------------------------------------------------------------------------------------------------
       NAME, ADDRESS AND AGE             POSITION(S) WITH       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                         SSgA FUNDS
      --------------------------------------------------------------------------------------------------------------------------
       Lynn L. Anderson                  Trustee (Interested    -    Vice Chairman, Frank Russell Company;
       909 A Street                      Person of the SSgA     -    Chairman of the Board and Chief Executive Officer,
       Tacoma, WA  98402                 funds as defined in         Frank Russell Investment Management Company and Russell
       Age 62                            the 1940 Act),              Fund Distributors, Inc.;
                                         Chairman of the        -    Chairman of the Board, Frank Russell Trust Company;
                                         Board and President    -    Trustee, President and Chief Executive Officer, Frank
                                                                     Russell Investment Company and Russell Insurance Funds;
                                                                     and
                                                                -    Director, Russell Insurance Agency, Inc., Frank Russell
                                                                     Investments (Ireland) Limited, Frank Russell Investment
                                                                     Company plc; Frank Russell Investment Company II plc,
                                                                     Frank Russell Investment Company III plc, Frank Russell
                                                                     Institutional Funds plc, Frank Russell Qualifying
                                                                     Investor Fund, and Frank Russell Investments (Cayman)
                                                                     Ltd.

       William L. Marshall                Trustee               -    Chief Executive Officer and President, Wm. L.
       33 West Court Street                                          Marshall Associates, Inc., Wm. L. Marshall Companies,
       Doylestown, PA 18901                                          Inc. and the Marshall Financial Group (a registered
       Age 59                                                        investment advisor and provider of financial and related
                                                                     consulting services);
                                                                -    Certified Financial Planner and Member, Institute of
                                                                     Certified Financial Planners; and
                                                                -    Registered Representative for Securities with FSC
                                                                     Securities Corp., Marietta, Georgia.

       Steven J. Mastrovich               Trustee               -    September 2000 to Present, Global Head of Structured
       522 5th Avenue                                                Real Estate, J.P. Morgan Investment Management
       New York, NY  10036                                      -    January 2000 to September 2000, Managing Director,
       Age 45                                                        HSBC Securities (USA) Inc.
                                                                -    From 1998 to 2000, President, Key Global Capital,
                                                                     Inc.;
                                                                -    From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                                     (law firm); and
                                                                -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                                     Gesmer (law firm).

       Patrick J. Riley                   Trustee               -    Partner, Riley, Burke & Donahue, L.L.P. (law firm).
       One Corporate Place
       55 Ferncroft Road
       Danvers, MA  01923
       Age 53

       Richard D. Shirk                   Trustee               -    1996 to Present, Chairman, Cerulean Companies, Inc.;
       Cerulean Companies, Inc.                                 -    1992 to March 2001, President and Chief Executive
       P.O. Box 16905                                                Officer, Blue Cross/Blue Shield of Georgia;
       Atlanta, GA  16905                                       -    1993 to Present, Chairman and Board Member, Georgia
       Age 56                                                        Caring for Children Foundation (private foundation); and
                                                                -    1998 to Present, Board Member, Healthcare Georgia
                                                                     Foundation (private foundation)

       Bruce D. Taber                     Trustee               -    Consultant, Computer Simulation, General Electric
       26 Round Top Road                                             Industrial Control Systems.
       Boxford, MA  01921
       Age 58

       Henry W. Todd                      Trustee               -    Chairman, A.M. Todd Group, Inc.
       111 Commerce Drive                                       -    President and Director, Zink & Triest Co., Inc.
       Montgomeryville, PA  18936                                    (dealer in vanilla flavor materials); and
       Age 54                                                   -    Director, Executive Vice President, Flavorite
                                                                     Laboratories.

       J. David Griswold                 Vice President and     -    Assistant Secretary and Associate General Counsel,
       909 A Street                      Secretary                   Frank Russell Investment Management Company, Frank
       Tacoma, WA  98402                                             Russell Capital Inc., Frank Russell Company and Frank
       Age 44                                                        Russell Investments (Delaware), Inc.;
                                                                -    President and Associate General Counsel, Russell Fund
                                                                     Distributors, Inc.
                                                                -    Director, Secretary and Associate General Counsel,
                                                                     Frank Russell Securities, Inc.;
                                                                -    Secretary, Frank Russell Canada Limited/Limitee.

       Mark E. Swanson                   Treasurer and          -    Director - Funds Administration, Frank Russell
       909 A Street                      Principal Accounting        Investment Management Company and Frank Russell Trust
       Tacoma, WA  98402                 Officer                     Company; and
       Age 38                                                   -    Treasurer and Chief Accounting Officer, Frank Russell
                                                                     Investment Company and Russell Insurance Funds.


COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.


          -----------------------------------------------------------------------------
           NAME OF SSgA FUND                        AMOUNT OF TOTAL ANNUAL TRUSTEE
                                                    COMPENSATION (INCLUDING OUT OF
                                                    POCKET EXPENSES) ATTRIBUTABLE TO
                                                    EACH FUND FOR THE FISCAL YEAR
                                                    ENDED AUGUST 31, 2001
          -----------------------------------------------------------------------------
           Money Market

           US Government Money Market

           Disciplined Equity

           S&P 500 Index

           Small Cap

           Yield Plus

           Bond Market

           Emerging Markets

           US Treasury Money Market

           Growth & Income

           Intermediate

           Prime Money Market

           Tax Free Money Market

           International Stock Selection

           Tuckerman Active REIT

           International Growth Opportunities

           High Yield Bond

           Special Equity

           Aggressive Equity

           IAM SHARES

           Intermediate Municipal Bond Fund

           All Life Solutions Funds

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:

1.   Nature and quality of services rendered. The board considers:

     - The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.

     - The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.

     -    The manner in which the Advisor discharges these services.

     -    The financial strength of the Advisor.

     - The organization and compensation structure of the Advisor, including staff experience and qualifications.

     -    The process by which investment decisions are made.

2. Profitability of the Investment Company to the Advisor. The board considers:

     - The costs to the Advisor of providing each service to the Investment Company.

     - The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.

     - A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.

Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


       -------------------------------------------------
        2001                    2000*
       -------------------------------------------------
                                $7,742

* For the period June 1, 2000 (commencement of operations) to August 31, 2000 (annualized).

ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


       --------------------------------------------
        2001                     2000*
       --------------------------------------------
                                 $9,055

* For the period June 1, 2000 (commencement of operations) to August 31, 2000 (annualized).


---------------------------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

- Portfolio Trading (per transaction). Fed book entry trade-$10; DTC trade $6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used

-    Yield Calculation. $350 per fund per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed.

- Out of Pocket Expenses at Cost. Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

CODES OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to Distributor for the fiscal years ended August 31:

       ----------------------------------------
        2001                 2000*
       ----------------------------------------
                             $485

*For the period June 1, 2000 (commencement of operations) to August 31, 2000.


For fiscal 2001, these amounts are reflective of the following individual payments:


       Advertising
       Printing
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)

The fund accrued expenses in the following amount to Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal years ended August 31:


       ----------------------------------------
        2001                 2000*
                             $645


*For the period June 1, 2000 (commencement of operations) to August 31, 2000.


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.



                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


----------------------------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

During the fiscal year ended August 31, 2001, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2001, are as follows:


                                                          SECURITIES
                                                            ($000)
       Merrill Lynch Pierce Fenner
       Lehman Brothers Inc.
       Hutchinson, Shockey
       AH Williams
       National Financial Services
       Prudential Securities Inc.
       First Albany
       Advest Inc.
       JP Morgan Securities Inc.

       Morgan Stanley and Co. Inc.

The fund normally does not pay a stated brokerage commission on transactions.


                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve, therefore limited trading may apply. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

TAX EXEMPT INCOME. Dividends paid by the fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the fund intends to satisfy this requirement. The aggregate dividends excludable from the shareholders' treatment of dividends from the fund under local and state income tax laws may differ from the treatment thereof under the Code.

If shares of the fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the fund's tax-exempt interest was attributable to those bonds.

The fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, a portion of which may be taxable to shareholders as ordinary income. The Budget Reconciliation Act of 1993 contains a provision which repeals a 1984 rule pertaining to the treatment of profits of discount bonds. Gains attributed to a market discount will be taxed as ordinary income and gains from accretion will be taxed as a capital gain. The difference lies in the determination of which portion of the gain is accretion and which is market discount.

Entities or persons who are "substantial users" (or persons related to substantial users) of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of the fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a non-exempt person who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends paid by the fund still are tax-exempt to the extent described in the fund's prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

If the fund invests in any instrument that generates taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to the fund's shareholders as ordinary income to the extent of the fund's earnings and profits. Moreover, if the fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in shares of the fund.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.


                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                 n
           P(1+T)  = ERV

            where:  P =      a hypothetical initial payment of $1,000

                    T =      average annual total return

                    n =      number of years

                    ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:

          -----------------------------------------------
           ONE YEAR ENDING          INCEPTION TO
           AUGUST 31, 2001          AUGUST 31, 2001*
          -----------------------------------------------
          -----------------------------------------------

*The fund commenced operations on June 1, 2000.

Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                            6
           YIELD = 2[(a-b+1) -1]
                      ---
                       Cd

           where:  A =   dividends and interests earned during the period

                   B =   expenses accrued for the period (net of
                         reimbursements);

                   C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

                   D = the maximum offering price per share on the last day of the period.


The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

The current 30-day yield for the fund for the period ended August 31, 2001 was ____%.

The fund may also, from to time to time, utilize tax-equivalent yields. The tax-equivalent yield is calculated by dividing that portion of the fund's yield (as calculated above) which is generated by tax-exempt income by one minus a stated tax rate and adding the quotient to that portion of the fund's yield, if any (as calculated above) that is generated by taxable income and gains. The fund may advertise tax-equivalency tables which compare tax-exempt yields to their equivalent taxable yields for relevant federal income tax brackets.

The current tax equivalent yield based on a tax rate of 39.6% for the 30-day period ended August 31, 2001 was ____%.

The yields quoted are based on historical earnings and are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.

                              FINANCIAL STATEMENTS

The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX-DESCRIPTION OF SECURITIES RATINGS


RATINGS OF DEBT INSTRUMENTS AND MUNICIPAL SECURITIES

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.


RATINGS OF TAX-EXEMPT NOTES AND SHORT-TERM MUNICIPAL LOANS

MOODY'S: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG").

MIG-1/VMIG-1 -- Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from superior liquidity support or established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 -- Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

S&P:

SP-1 -- Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Issues rated SP-2 have satisfactory capacity to pay principal and interest.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

F-1 -- The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

F-2 -- F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430



                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                           TAX FREE MONEY MARKET FUND

                               DECEMBER ____, 2001


This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December__, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2001. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                              3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                          3

  INVESTMENT STRATEGIES                                                   3
  INVESTMENT RESTRICTIONS                                                 7

MANAGEMENT OF THE FUND                                                    8

  BOARD OF TRUSTEES AND OFFICERS                                          8
  COMPENSATION                                                           10
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                 10

INVESTMENT ADVISORY AND OTHER SERVICES                                   11

  ADVISOR                                                                11
  ADMINISTRATOR                                                          12
  CUSTODIAN AND TRANSFER AGENT                                           13
  DISTRIBUTOR                                                            13
  CODES OF ETHICS                                                        13
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS               14
  INDEPENDENT ACCOUNTANTS                                                15
  LEGAL COUNSEL                                                          15

BROKERAGE PRACTICES AND COMMISSIONS                                      15

PRICING OF FUND SHARES                                                   16

TAXES                                                                    17

CALCULATION OF PERFORMANCE DATA                                          18

ADDITIONAL INFORMATION                                                   19

  SHAREHOLDER MEETINGS                                                   19
  CAPITALIZATION AND VOTING                                              19
  FEDERAL LAW AFFECTING STATE STREET                                     20
  PROXY VOTING POLICY                                                    20

FINANCIAL STATEMENTS                                                     20

APPENDIX-DESCRIPTION OF SECURITIES RATINGS                               21

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of US Government Securities. These payments have been "pre-refunded" using the escrow fund.

INSURED SECURITIES. Insured municipal securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a fund to receive only the face or par value of the securities held by the fund, but the ability to be paid is limited to the claims paying ability of the insurer. The insurance does not guarantee the market value of the municipal securities or the net asset value of a fund's shares. Insurers are selected based upon the diversification of its portfolio and the strength of the management team which contributes to the claims paying ability of the entity. However, the Advisor selects securities based upon the underlying credit with bond insurance viewed as an enhancement only. The Advisor's objective is to have a wrapper that provides additional liquidity to insulate against volatility in changing markets.

MUNICIPAL SECURITIES. Municipal securities purchased by the fund may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.

TAX EXEMPT COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

INDUSTRIAL DEVELOPMENT AND PRIVATE ACTIVITY BONDS. Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest


---------------------------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability without obligation to make up deficiencies in the debt service reserve fund.

Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in the fund's Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.

MUNICIPAL LEASES. The fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Municipal leases may be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise may be collateralized by US Government securities. Certain participation interests may permit the Fund to demand payment on not more than seven days' notice, for all or any part of the fund's interest, plus accrued interest.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

Whether a municipal lease agreement will be considered illiquid for the purpose of the fund's restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

TENDER OPTION BONDS. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

RISKS OF MUNICIPAL OBLIGATIONS. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. The fund may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a fund's ability to acquire and dispose of municipal securities at desirable yield and price levels.

Concentration of a fund's investments in these municipal obligations will subject the fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and
(2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

STANDBY COMMITMENTS. The fund's investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The fund will limit standby commitment transactions to institutions which the Advisor believes present minimal credit risk.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

ILLIQUID SECURITIES. The fund will not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, which can only be changed with a vote of a majority of the fund's shareholders. Each investment restriction applies at the time an investment is made. The fund will not:

    1. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    2. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (1) above.

    3. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

    4. Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    5. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

    6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

    7. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

    8. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, provided however, that the fund may purchase securities that provide the fund the right to put the securities back to the issuer or a third party.

    9. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    10. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

    11. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    12.  Purchase or sell commodities or commodity futures contracts.

In addition, the fund has adopted the following non-fundamental investment restrictions. These restrictions can be changed by a vote of a majority of the fund's Board of Trustees. The fund will not:

    1. Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the fund's total assets would be invested in such securities.

    2. Make investments for the purpose of gaining control of an issuer's management.

    3. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration, participation interests (including municipal leases) and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature on seven or fewer days notice and for which there is no secondary market.

4. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

     ---------------------------------------------------------------------------------------------------------
      NAME, ADDRESS AND AGE       POSITION(S) WITH        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                  SSgA FUNDS
     ---------------------------------------------------------------------------------------------------------
      Lynn L. Anderson            Trustee (Interested      -   Vice Chairman, Frank Russell Company;
      909 A Street                Person of the SSgA       -   Chairman of the Board and Chief Executive
      Tacoma, WA  98402           funds as defined in          Officer, Frank Russell Investment Management
      Age 62                      the 1940 Act),               Company and Russell Fund Distributors, Inc.;
                                  Chairman of the          -   Chairman of the Board, Frank Russell Trust
                                  Board and President          Company;
                                                           -   Trustee, President and Chief Executive
                                                               Officer, Frank Russell Investment Company and
                                                               Russell Insurance Funds; and
                                                           -   Director, Russell Insurance Agency, Inc.,
                                                               Frank Russell Investments (Ireland) Limited,
                                                               Frank Russell Investment Company plc; Frank
                                                               Russell Investment Company II plc, Frank
                                                               Russell Investment Company III plc, Frank
                                                               Russell Institutional Funds plc, Frank
                                                               Russell Qualifying Investor Fund, and Frank
                                                               Russell Investments (Cayman) Ltd.

      William L. Marshall         Trustee                  -   Chief Executive Officer and President, Wm.
      33 West Court Street                                     L. Marshall Associates, Inc., Wm. L. Marshall
      Doylestown, PA 18901                                     Companies, Inc. and the Marshall Financial
      Age 59                                                   Group (a registered investment advisor and
                                                               provider of financial and related consulting
                                                               services);
                                                           -   Certified Financial Planner and Member,
                                                               Institute of

                                       8

                                                               Certified Financial Planners; and
                                                           -   Registered Representative for Securities
                                                               with FSC Securities Corp., Marietta, Georgia.
      Steven J. Mastrovich        Trustee                  -   September 2000 to Present, Global Head of
      522 5th Avenue                                           Structured Real Estate, J.P. Morgan Investment
      New York, NY  10036                                      Management
      Age 45                                               -   January 2000 to September 2000, Managing
                                                               Director, HSBC Securities (USA) Inc.
                                                           -   From 1998 to 2000, President, Key Global
                                                               Capital, Inc.;
                                                           -   From 1997 to 1998, Partner, Squire,
                                                               Sanders & Dempsey (law firm); and
                                                           -   From 1994 to 1997, Partner, Brown, Rudnick,
                                                               Freed & Gesmer (law firm).

      Patrick J. Riley            Trustee                  -   Partner, Riley, Burke & Donahue, L.L.P.
      One Corporate Place                                      (law firm).
      55 Ferncroft Road
      Danvers, MA  01923
      Age 53

      Richard D. Shirk            Trustee                  -   1996 to Present, Chairman, Cerulean
      Cerulean Companies, Inc.                                 Companies, Inc.;
      P.O. Box 16905                                       -   1992 to March 2001, President and Chief
      Atlanta, GA  16905                                       Executive Officer, Blue Cross/Blue Shield of
      Age 56                                                   Georgia;
                                                           -   1993 to Present, Chairman and Board
                                                               Member, Georgia Caring for Children Foundation
                                                               (private foundation); and
                                                           -   1998 to Present, Board Member, Healthcare
                                                               Georgia Foundation (private foundation)

      Bruce D. Taber              Trustee                  -   Consultant, Computer Simulation, General
      26 Round Top Road                                        Electric Industrial Control Systems.
      Boxford, MA  01921
      Age 58

      Henry W. Todd               Trustee                  -   Chairman, A.M. Todd Group, Inc.
      111 Commerce Drive                                   -   President and Director, Zink & Triest Co.,
      Montgomeryville, PA  18936                               Inc. (dealer in vanilla flavor materials); and
      Age 54                                               -   Director, Executive Vice President,
                                                               Flavorite Laboratories.

      J. David Griswold           Vice President           -   Assistant Secretary and Associate General
      909 A Street                and Secretary                Counsel, Frank Russell Investment Management
      Tacoma, WA  98402                                        Company, Frank Russell Capital Inc., Frank
      Age 44                                                   Russell Company and Frank Russell Investments
                                                               (Delaware), Inc.;
                                                           -   President and Associate General Counsel,
                                                               Russell Fund Distributors, Inc.
                                                           -   Director, Secretary and Associate General
                                                               Counsel, Frank Russell Securities, Inc.;
                                                           -   Secretary, Frank Russell Canada
                                                               Limited/Limitee.

                                       9

      Mark E. Swanson             Treasurer and            -   Director - Funds Administration, Frank
      909 A Street                Principal                    Russell Investment Management Company and
      Tacoma, WA  98402           Accounting                   Frank Russell Trust Company; and
      Age 38                      Officer                  -   Treasurer and Chief Accounting Officer,
                                                               Frank Russell Investment Company and Russell
                                                               Insurance Funds.


COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

         -------------------------------------------------------------------
         NAME OF SSgA FUND                 AMOUNT OF TOTAL ANNUAL TRUSTEE
                                           COMPENSATION (INCLUDING OUT OF
                                           POCKET EXPENSES) ATTRIBUTABLE TO
                                           EACH FUND FOR THE FISCAL YEAR
                                           ENDED AUGUST 31, 2001
         -------------------------------------------------------------------
          Money Market

          US Government Money Market

          Disciplined Equity

          S&P 500 Index

          Small Cap

          Yield Plus

          Bond Market

          Emerging Markets

          US Treasury Money Market

          Growth & Income

          Intermediate

          Prime Money Market

          Tax Free Money Market

          International Stock Selection

          Tuckerman Active REIT

          International Growth Opportunities

          High Yield Bond

          Special Equity

          Aggressive Equity

          IAM SHARES

          Intermediate Municipal Bond Fund

          All Life Solutions Funds


CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ___________, 2001 [date to be within 30 days of our filing date in December], State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of ___________, 2001 [date to be within 30 days of our filing date in December], the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:


 -

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:

1.  Nature and quality of services rendered.  The board considers:

     - The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.

     - The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.

     -   The manner in which the Advisor discharges these services.

     -   The financial strength of the Advisor.

     - The organization and compensation structure of the Advisor, including staff experience and qualifications.

     -   The process by which investment decisions are made.

2.  Profitability of the Investment Company to the Advisor. The board considers:

     - The costs to the Advisor of providing each service to the Investment Company.

     - The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.

     - A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.

Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    $733,450                 $709,918


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem,

New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    $103,411                 $88,492


CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting


---------------------------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

 - Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

 - Portfolio Trading (per transaction). Fed book entry trade-$10; DTC trade $6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

 - Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used

 -   Yield Calculation. $350 per fund per month;

 - Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed.

 - Out of Pocket Expenses at Cost. Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

CODES OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the Code of Ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. Subject to the pre-clearance procedures contained in the Code of Ethics, access persons may purchase securities held by the Investment Company. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to Distributor for the fiscal years ended August 31:

       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    $397,295                 $444,865


For fiscal 2001, these amounts are reflective of the following individual payments:

      Advertising
      Printing
      Compensation to Dealers
      Compensation to Sales Personnel
      Other(1)


The fund accrued expenses in the following amount to Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal years ended August 31:

       ------------------------------------------------------------------------------
       2001                        2000                     1999
       ------------------------------------------------------------------------------
                                    $232,276                 $162,711


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.


                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and


----------------------------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

During the fiscal year ended August 31, 2001, the fund purchased securities issued by regular broker dealers of the fund, as defined by Rule 10b-10 of the 1940 Act. However, no securities of such broker-dealers were held as of August 31, 2001. The Tax Free Money Market Fund normally does not pay a stated brokerage commission on transactions.


                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share once each business day at 12 noon Eastern time, or one hour after the Bond Market Association recommends an early close of the bond markets, whichever is earlier (the Pricing Time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve, and on Fridays before certain holidays; on these days, limited trading may apply. On limited trading days, including Columbus Day and Veteran's Day, there will be no same day purchases or same day redemptions, but you may be able to exchange betweeen funds, and SSgA Funds account representatives will be available to service your account. Please contact your SSgA funds account representative as the dates approach.

The fund reserves the right to close earlier and declare an earlier Pricing Time, or not open at all, on days when the Bond Market Association recommends that the bond markets remain closed or close early. On days when the Bond Market Association declares an early closure of the bond markets, orders for redemption or purchases of shares of the fund must be received by the Pricing Time.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

TAX EXEMPT INCOME. Dividends paid by the fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the fund intends to satisfy this requirement. The aggregate dividends excludable from the shareholders' treatment of dividends from the fund under local and state income tax laws may differ from the treatment thereof under the Code.

If shares of the fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the fund's tax-exempt interest was attributable to those bonds.

The fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of the fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends paid by the fund still are tax-exempt to the extent described in the fund's Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

If the fund invests in any instrument that generates taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the fund's shareholders as ordinary income to the extent of the fund's earnings and profits. Moreover, if the fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in shares of the fund.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

Depending upon the extent of the fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

At August 31, 2001, the fund had a net tax basis capital loss carryover of $____ which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 200__.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.


                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               n
         P(1+T)  = ERV
          where: P =    a hypothetical initial payment of $1,000
                 T =    average annual total return
                 n =    number of years
                 ERV =  ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                                                   365/7
        EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)     ]-1

The following are the current and effective yields for the fund for the seven-day period ended August 31, 2001:


       ----------------------------------------------------
                                   7-DAY
       ----------------------------------------------------
        Current Yield

        Effective Yield


The fund may also, from to time to time, utilize tax-equivalent yields. The tax-equivalent yield is calculated by dividing that portion of the fund's yield (as calculated above) which is generated by tax-exempt income by one minus a stated tax rate and adding the quotient to that portion of the fund's yield, if any (as calculated above) that is generated by taxable income and gains. The fund may advertise tax-equivalency tables which compare tax-exempt yields to their equivalent taxable yields for relevant federal income tax brackets.

The following are the current and effective tax equivalent yields based on a tax rate of 39.6% for the seven-day period ended August 31, 2001:


       ----------------------------------------------------------
                                        7-DAY
       ----------------------------------------------------------
        Tax Equivalent Current Yield

        Tax Equivalent Effective Yield


The yields quoted are based on historical earnings and are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.

                              FINANCIAL STATEMENTS

The 2001 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX-DESCRIPTION OF SECURITIES RATINGS


RATINGS OF DEBT INSTRUMENTS AND MUNICIPAL SECURITIES

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.


RATINGS OF TAX-EXEMPT NOTES AND SHORT-TERM MUNICIPAL LOANS

MOODY'S: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG").

MIG-1/VMIG-1 -- Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from superior liquidity support or established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 -- Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

S&P:

SP-1 -- Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Issues rated SP-2 have satisfactory capacity to pay principal and interest.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

F-1 -- The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

F-2 -- F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                           MSCI(R) EAFE(R) INDEX FUND

                               DECEMBER ____, 2001

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated __________, 2001. You may obtain a copy of the prospectus by calling 1-800-647-7327.

                                TABLE OF CONTENTS

FUND HISTORY                                                              3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                          3

  INVESTMENT STRATEGIES                                                   3

  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                    5
  INVESTMENT RESTRICTIONS                                                 8

  PORTFOLIO TURNOVER                                                      8

MANAGEMENT OF THE FUND                                                    9

  BOARD OF TRUSTEES AND OFFICERS                                          9
  COMPENSATION                                                           11

INVESTMENT ADVISORY AND OTHER SERVICES                                   13

  ADVISOR                                                                13
  ADMINISTRATOR                                                          14
  CUSTODIAN AND TRANSFER AGENT                                           15
  DISTRIBUTOR                                                            15

  CODES OF ETHICS                                                        15
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS               16
  INDEPENDENT ACCOUNTANTS                                                17
  LEGAL COUNSEL                                                          17

BROKERAGE PRACTICES AND COMMISSIONS                                      17

PRICING OF FUND SHARES                                                   18

TAXES                                                                    19

CALCULATION OF PERFORMANCE DATA                                          19

ADDITIONAL INFORMATION                                                   20

  SHAREHOLDER MEETINGS                                                   20
  CAPITALIZATION AND VOTING                                              20
  FEDERAL LAW AFFECTING STATE STREET                                     20
  PROXY VOTING POLICY                                                    21

FINANCIAL STATEMENTS                                                     21

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.


                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


-------------------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

CASH RESERVES. For defensive purposes, the fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. When using this strategy, the weighted average maturity of securities held by a fund will decline, and thereby possibly cause its yield to decline as well.

ILLIQUID SECURITIES. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

FOREIGN CURRENCY TRANSACTIONS. The fund may engage in foreign currency transactions as described below. The US dollar value of assets held by the fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. The fund will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The fund may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect the fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

Put and call options on foreign currencies are traded on securities and commodities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The fund may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause the fund to lose the premium it paid and its transaction costs.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES


The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

HEDGING FOREIGN CURRENCY RISK. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.

The fund may not hedge its positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. The fund will not enter into a position hedging commitment if, as a result thereof, the fund would have more than 10% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than one year.

In addition to the forward exchange contracts, the fund may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on futures exchanges. The fund will not speculate in foreign security or currency options or futures or related options. The fund will not hedge a currency substantially in excess of: (1) the market value of securities denominated in such currency that the fund has committed to purchase or anticipates purchasing; or (2) in the case of securities that have been sold by the fund but not yet delivered, the proceeds thereof in their denominated currency. The fund will not incur potential net liabilities of more than 25% of its total assets from foreign security or currency options, futures or related options.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT RESTRICTIONS


The fund is subject to the following fundamental investment restrictions, which cannot be changed without a vote of a majority of the fund's shareholders. A majority of the outstanding voting securities is defined in the Investment Company Act of 1940, as amended (the 1940 Act) as the lesser of (i) 67% or more of the voting securities present at the meeting of the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
(ii) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund may not:

    1. Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

    2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

    3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

    4. Purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.

    5. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

    6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

    7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

    8. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

    9. Issue any class of securities which is senior to the fund's beneficial interests, to the extent prohibited by the 1940 Act.

In addition, it is contrary to the fund's present policy which may be changed without shareholder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Board of Trustees of the Investment Company (or the person designated by the trustees of the Investment Company to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in
(a), (b) and (c) above.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the prospectus with respect to the fund, the other investment policies described in this SAI or in the prospectus are not fundamental and may be changed by approval of the trustees.


PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.


       NAME, ADDRESS AND AGE              POSITION(S) WITH      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                          SSgA FUNDS
       Lynn L. Anderson                   Trustee (Interested   -    Vice Chairman, Frank Russell Company;
       909 A Street                       Person of the SSgA    -    Chairman of the Board and Chief Executive Officer, Frank
       Tacoma, WA  98402                  funds as defined in        Russell Investment Management Company and Russell Fund
       Age 62                             the 1940 Act),             Distributors, Inc.;
                                          Chairman of the       -    Chairman of the Board, Frank Russell Trust Company;
                                          Board and President   -    Trustee, President and Chief Executive Officer, Frank
                                                                     Russell Investment Company and Russell Insurance Funds;
                                                                     and
                                                                -    Director, Russell Insurance Agency, Inc., Frank Russell
                                                                     Investments (Ireland) Limited, Frank Russell Investment
                                                                     Company plc; Frank Russell Investment Company II plc,
                                                                     Frank Russell Investment Company III plc, Frank Russell
                                                                     Institutional Funds plc, Frank Russell Qualifying
                                                                     Investor Fund, and Frank Russell Investments (Cayman) Ltd.

       William L. Marshall                Trustee               -    Chief Executive Officer and President, Wm. L. Marshall
       33 West Court Street                                          Associates, Inc., Wm. L. Marshall Companies, Inc. and the
       Doylestown, PA 18901                                          Marshall Financial Group (a registered investment advisor
       Age 59                                                        and provider of financial and related consulting
                                                                     services);
                                                                -    Certified Financial Planner and Member, Institute of
                                                                     Certified Financial Planners; and
                                                                -    Registered Representative for Securities with FSC
                                                                     Securities Corp., Marietta, Georgia.


                                       9

       Steven J. Mastrovich               Trustee               -    September 2000 to Present, Global Head of Structured Real
       522 5th Avenue                                                Estate, J.P. Morgan Investment Management
       New York, NY  10036                                      -    January 2000 to September 2000, Managing Director, HSBC
       Age 45                                                        Securities (USA) Inc.
                                                                -    From 1998 to 2000, President, Key Global Capital, Inc.;
                                                                -    From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                                     (law firm); and
                                                                -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                                     Gesmer (law firm).

       Patrick J. Riley                   Trustee               -    Partner, Riley, Burke & Donahue, L.L.P. (law firm).
       One Corporate Place
       55 Ferncroft Road
       Danvers, MA  01923
       Age 53

       Richard D. Shirk                   Trustee               -    1996 to Present, Chairman, Cerulean Companies, Inc.;
       Cerulean Companies, Inc.                                 -    1992 to March 2001, President and Chief Executive
       P.O. Box 16905                                                Officer, Blue Cross/Blue Shield of Georgia;
       Atlanta, GA  16905                                       -    1993 to Present, Chairman and Board Member, Georgia
       Age 56                                                        Caring for Children Foundation (private foundation); and
                                                                -    1998 to Present, Board Member, Healthcare Georgia
                                                                     Foundation (private foundation)

       Bruce D. Taber                     Trustee               -    Consultant, Computer Simulation, General Electric
       26 Round Top Road                                             Industrial Control Systems.
       Boxford, MA  01921
       Age 58

       Henry W. Todd                      Trustee               -    Chairman, A.M. Todd Group, Inc.
       111 Commerce Drive                                       -    President and Director, Zink & Triest Co., Inc. (dealer
       Montgomeryville, PA  18936                                    in vanilla flavor materials); and
       Age 54                                                   -    Director, Executive Vice President, Flavorite
                                                                     Laboratories.

       J. David Griswold                  Vice President and    -    Assistant Secretary and Associate General Counsel, Frank
       909 A Street                       Secretary                  Russell Investment Management Company, Frank Russell
       Tacoma, WA  98402                                             Capital Inc., Frank Russell Company and Frank Russell
       Age 44                                                        Investments (Delaware), Inc.;
                                                                -    President and Associate General Counsel, Russell Fund
                                                                     Distributors, Inc.
                                                                -    Director, Secretary and Associate General Counsel, Frank
                                                                     Russell Securities, Inc.;
                                                                -    Secretary, Frank Russell Canada Limited/Limitee.

       Mark E. Swanson                    Treasurer and         -    Director - Funds Administration, Frank Russell Investment
                                                                     Management Company and Frank Russell


                                       10

       909 A Street                       Principal Accounting       Trust Company; and
       Tacoma, WA  98402                  Officer               -    Treasurer and Chief Accounting Officer, Frank Russell
       Age 38                                                        Investment Company and Russell Insurance Funds.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

          NAME OF SSgA FUND                AMOUNT OF TOTAL ANNUAL TRUSTEE
                                           COMPENSATION (INCLUDING OUT OF
                                           POCKET EXPENSES) ATTRIBUTABLE
                                           TO EACH FUND FOR THE FISCAL
                                           YEAR ENDED AUGUST 31, 2001
          Money Market
          US Government Money Market
          Disciplined Equity
          S&P 500 Index
          Small Cap
          Yield Plus
          Bond Market
          Emerging Markets
          US Treasury Money Market
          Growth & Income
          Intermediate
          Prime Money Market
          Tax Free Money Market
          International Stock Selection
          Tuckerman Active REIT
          International Growth Opportunities
          High Yield Bond
          Special Equity
          Aggressive Equity
          IAM SHARES
          Intermediate Municipal Bond Fund
          All Life Solutions Funds

TRUSTEES AND OFFICERS OF THE MASTER FUNDS/COMPENSATION

The Board of Trustees of the State Street Master Funds are responsible for generally overseeing State Street Master Funds' business. The following table provides biographical information with respect to each trustee and officer of State Street Master Funds. As of October 1, 2001, none of the trustees was considered an "interested person" of the State Street Master Funds, as defined in the 1940 Act.

                                           POSITION WITH STATE STREET        PRINCIPAL OCCUPATION DURING THE PAST
    NAME, AGE AND ADDRESS                        MASTER FUNDS                             FIVE YEARS
William L. Boyan (63)                       Trustee                         Trustee of Old Mutual South Africa
State Street Master Funds                                                   Equity Trust since 1983; Chairman of the
P.O. Box 5049                                                               Board of Trustees of Children's Hospital
Boston, Massachusetts  02206                                                and Children's Medical Center since
                                                                            1984; Director of John Hancock Mutual
                                                                            Life Insurance Company, 1983 to 1998;
                                                                            and President and Chief Operations
                                                                            Officer of John Hancock Mutual Life
                                                                            Insurance Company, 1992 to 1998.

Michael F. Holland (56)                     Trustee and Chairman of the     Director and President of Holland &
State Street Master Funds                   Board                           Company LLC, Chairman since 1995.
P.O. Box 5049
Boston, Massachusetts  02206

Rina K. Spence (52)                         Trustee                         President of SpenceCare International
State Street Master Funds                                                   LLC since 1998; Chief Executive Officer
P.O. Box 5049                                                               of Consensus Pharmaceutical, Inc. 1998
Boston, Massachusetts  02206                                                to 1999; and Founder, President and
                                                                            Chief Executive Officer of Spence Center
                                                                            for Women's Health, 1994 to 1998.

Douglas T. Williams (60)                    Trustee                         Executive Vice President of Chase
State Street Master Funds                                                   Manhattan Bank, 1987 to 1999.  Mr.
P.O. Box 5049                                                               Williams retired in 1999.
Boston, Massachusetts  02206

Kathleen C. Cuocolo (48)                    President                       Executive Vice President of State Street
State Street Master Funds                                                   Bank and Trustee Company since 2000; and
P.O. Box 5049                                                               Senior Vice President of State Street
Boston, Massachusetts  02206                                                Bank and Trust Company, 1982 to 2000.

Janine L. Cohen (48)                        Treasurer                       Senior Vice President of State Street
State Street Master Funds                                                   Bank and Trust Company since 2001; and
P.O. Box 5049                                                               Vice President of State Street Bank and
Boston, Massachusetts  02206                                                Trust Company, 1992 to 2000.

Julie A. Tedesco (43)                       Secretary                       Vice President and Associate Counsel of
State Street Master Funds                                                   State Street Bank and Trust Company
P.O. Box 5049                                                               since 2000; and Counsel of First Data
Boston, Massachusetts  02206                                                Investor Services Group, Inc., 1994 to
                                                                            2000.

David James (30)                            Assistant Secretary             Associate Counsel of State Street Bank
State Street Master Funds                                                   and Trust Company since 2000;


                                       12

P.O. Box 5049                                                               Paralegal Manager of PFPC, Inc.,
Boston, Massachusetts  02206                                                1999-2000; Legal Product Manager at
                                                                            State Street Bank and Trust Company
                                                                            1998-1999; Legal Manager at Fidelity
                                                                            Investments, 1996-1998.

The By-Laws of State Street Master Funds provide that the State Street Master Funds shall indemnify each person who is or was a trustee of the State Street Master Funds against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the best interest of the State Street Master Funds. The State Street Master Funds, at its expense, provides liability insurance for the benefit of its trustees and officers.

Each trustee receives for his or her services a $20,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting.

The following table sets for the total remuneration of trustees and officers of the State Street Master Funds for the fiscal year ended December 31, 2000.

                                         PENSION OR                            TOTAL
                                         RETIREMENT                            COMPENSATION
                      AGGREGATE          BENEFITS ACCRUED   ESTIMATED ANNUAL   FROM STATE
                      COMPENSATION       AS PART OF STATE   BENEFITS UPON      STREET MASTER
NAME/POSITION         FROM STATE         STREET MASTER      RETIREMENT         FUNDS PAID TO
                      STREET MASTER      FUNDS EXPENSES                        TRUSTEE
                      FUNDS
William L. Boyan,     $32,500            $0                 $0                 $32,500
Trustee
Michael F. Holland,   $30,500            $0                 $0                 $30,500
Trustee
Rina K. Spence,       $32,500            $0                 $0                 $32,500
Trustee
Douglas T.            $32,500            $0                 $0                 $32,500
Williams, Trustee

Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated May 1, 2001. SSgA Funds Management is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of the Advisor is Two International Place, Boston, MA 02110. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment. In determining to continue the Investment Advisory Agreement, the Board must consider all information reasonably necessary to evaluate the terms of the Agreement, including:

1.   Nature and quality of services rendered. The board considers:

- The services provided under the Investment Advisory Agreement and other services that the Advisor and its affiliates provides to the Investment Company.

- The complexity of those services, both on an absolute basis and relative to other mutual fund complexes.

-    The manner in which the Advisor discharges these services.

-    The financial strength of the Advisor.

- The organization and compensation structure of the Advisor, including staff experience and qualifications.

-    The process by which investment decisions are made.

2. Profitability of the Investment Company to the Advisor. The board considers:

-    The costs to the Advisor of providing each service to the Investment
     Company.

- The amount that the Investment Company pays the Advisor and its affiliates for all services from all sources, including investment management and transfer agency and other shareholder services fees.

- A statement as to the Advisor's profitability with respect to the Investment Company. In reviewing the Advisor's profitability, the Board considers whether the Advisor's fee is fair and reasonable in light of the services it provides, including information with respect to the Advisor's fees as compared to those of comparable funds and economies of scale savings.

The fund currently invests all of its assets in a related portfolio that has the same investment objectives and substantially the same investment policies as the fund. As long as the fund remains completely invested in a portfolio (or any other investment company), the Advisor is not entitled to receive any investment advisory fee with respect to the fund. The fund may withdraw its investment from the related portfolio at any time if the Investment Company's Board of Trustees determines that it is in the best interests of the fund and its shareholders to do so. The Investment Company has retained the adviser as investment advisor to manage the fund's assets in the event that the fund withdraws its investment from its related portfolio.

The Advisor is also the investment adviser to each of the related portfolios pursuant to an investment advisory agreement (the "Portfolio Advisory Agreement") between the Advisor and State Street Master Funds, on behalf of the portfolios. The Advisor receives an investment advisory fee with respect to each related portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Investment Company on behalf of the fund and the Advisor. The fund that invests in a related portfolio bears a proportionate part of the management fees paid by the portfolio (based on the percentage of the portfolio's assets attributable to the fund).


ADMINISTRATOR


Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,000 per year per fund for monthly fact sheets.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street") serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. State Street is paid a $15,000 per year flat fee for custody and account services with respect to feeder funds. These services include but are not limited to: record, process, and validate all cash activity, including all interactions with the Master Fund; record and process shareholder and expense activity; maintain investment ledgers, income reports, and prepare daily trial balance report; ensure allocated Master Fund activity is properly reflected on the fund's general ledger; and calculate daily net asset value and report to key constituent base. State Street is reimbursed for out-of-pocket expenses at cost. These include but are not limited to postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $13 open account fee; $2.50 closed account fee; fund minimum per portfolio $24,000; $1.80 investor fee; and $3 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.


-------------------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

CODES OF ETHICS


The Advisor, Distributor, Custodian, Transfer Agent, Administrator, Investment Company and the State Street Master Funds have each adopted a code of ethics (the Codes of Ethics) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the provisions of the Code of Ethics, to invest in securities, including securities that may be purchased or held by the State Street Master Funds, Advisor, Transfer Agent and Custodian. Under the Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA Funds Management as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the Advisor's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS


DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan).

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with the Advisor receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with the Advisor are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.


                       BROKERAGE PRACTICES AND COMMISSIONS


All fund transactions are placed on behalf of the fund by the Advisor. There is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

The fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute fund transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from the Investment Company's Board of Trustees, that in executing fund transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution for the Investment Company. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions. Also, in evaluating the best overall terms available, the Advisor may consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the funds and/or the Advisor (or its affiliates). The Advisor is authorized to cause the funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a fund transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Advisor must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund. The trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of fund transactions on behalf of the funds and review the prices paid by the funds over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the funds. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or a fund other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.


                             PRICING OF FUND SHARES


Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve, and therefore limited trading may apply. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.


                                      TAXES


Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.


                         CALCULATION OF PERFORMANCE DATA


The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            n
      P(1+T)  = ERV
       where: P =    a hypothetical initial payment of $1,000
              T =    average annual total return
              n =    number of years
              ERV =  ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                             ADDITIONAL INFORMATION


SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING


Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the

Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS

Audited financial statements will be available within 60 days following the end of the fund's then current fiscal year, which ends August 31. When available, copies of the financial statements can be obtained without charge by calling Distributor at (800) 647-7327.

                            PART C: OTHER INFORMATION

Item 23.      Exhibits
              --------

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
1.            First Amended and Restated

              Master Trust Agreement                                                  Post-Effective Amendment #35 (12/29/95)
              (a)   Amendment No. 1                                                   Post-Effective Amendment #35 (12/29/95)
              (b)   Amendment No. 2                                                   Post-Effective Amendment #35 (12/29/95)
              (c)   Amendment No. 3                                                   Post-Effective Amendment #35 (12/29/95)
              (d)   Amendment No. 4                                                   Post-Effective Amendment #35 (12/29/95)
              (e)   Amendment No. 5                                                   Post-Effective Amendment #35 (12/29/95)
              (f)   Amendment No. 6                                                   Post-Effective Amendment #35 (12/29/95)
              (g)   Amendment No. 7                                                   Post-Effective Amendment #35 (12/29/95)
              (h)   Amendment No. 8                                                   Post-Effective Amendment #35 (12/29/95)
              (i)   Amendment No. 9                                                   Post-Effective Amendment #40 (4/10/97)
              (j)   Amendment No. 10                                                  Post-Effective Amendment #43 (2/4/98)
              (k)   Amendment No. 11                                                  Post-Effective Amendment #47 (9/1/98)
              (l)   Amendment No. 12                                                  Post-Effective Amendment #50 (3/15/99)
              (m)   Amendment No. 13                                                  Post-Effective Amendment #56 (5/31/00)
              (n)   Amendment No. 14                                                  Post-Effective Amendment #62 (8/1/01)
              (o)   Amendment No. 15                                                  Post-Effective Amendment #62 (8/1/01)
              (p)   Amendment No. 16                                                  Post-Effective Amendment #63 (10/1/01)

2.            Bylaws                                                                  Post-Effective Amendment #42 (12/24/97)

3.            Instruments Defining Rights of Security Holders                         None
4.            Deferred Compensation Plan                                              Post-Effective Amendment #50 (3/15/99)

5(a)          Investment Advisory Agreement                                           Post-Effective Amendment #35 (12/29/95)
(b)           Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Funds within the Investment Advisory Agreement
(c)           Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds within the
              Investment Advisory Agreement
(d)           Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds within the Investment Advisory Agreement
(e)           Letter agreement incorporating the Emerging markets Fund                Post-Effective Amendment #35 (12/29/95)
              and the Prime Money Market Fund within the Investment
              Advisory Agreement
(f)           Letter agreement incorporating the Tax Free Money Market                Post-Effective Amendment #35 (12/29/95)
              Fund within the Investment Advisory Agreement
(g)           Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds within the
              Investment Advisory Agreement
(h)           Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #41 (6/2/97)
              Growth, Balanced and Income and Growth Funds within the
              Investment Advisory Agreement
(i)           Letter agreement incorporating the SSgA Special,                        Post-Effective Amendment #45 (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds within the Investment Advisory Agreement
(j)           Letter agreement incorporating the SSgA Aggressive                      Post-Effective Amendment #47 (9/1/98)
              Equity Fund within the Investment Advisory Agreement
(k)           Letter agreement incorporating the SSgA IAM SHARES Fund                 Post-Effective Amendment #51 (5/28/99)
              within the Investment Advisory Agreement
(l)           Letter agreement incorporating the SSgA Intermediate                    Post-Effective Amendment #56 (5/31/00)
              Municipal Bond Fund within the Investment Advisory Agreement
(m)           Investment Advisory Agreement with SSgA Funds Management, Inc.          Post-Effective Amendment #62 (8/1/01)
(n)           Amendment No. 1 to Investment Advisory Agreement                        Post-Effective Amendment #63 (10/1/01)
(o)           Investment Sub-Advisory Agreement Between SSgA Funds
              Management, Inc. and The Tuckerman Group LLC                            Post-Effective Amendment #63 (10/1/01)
6.            Distribution Agreements
(a)           Distribution Agreement (Class A Shares)                                 Post-Effective Amendment #35 (12/29/95)
(a)(i)        Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Funds within the Distribution Agreement
(a)(ii)       Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds within the
              Distribution Agreement

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
(a)(iii)      Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds within the Distribution Agreement
(a)(iv)       Letter agreement incorporating the Emerging Markets and                 Post-Effective Amendment #35 (12/29/95)
              Prime Money Market Funds within the Distribution
              Agreement
(a)(v)        Letter agreement incorporating the Class A shares of the                Post-Effective Amendment #35 (12/29/95)
              Tax Free Money Market Fund within the Distribution Agreement
(a)(vi)       Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds within the
              Distribution Agreement
(a)(vii)      Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #41 (6/2/97)
              Growth, Balanced and Income and Growth Funds within the
              Distribution Agreement
(a)(viii)     Letter agreement incorporating the Special Small Cap,                   Post-Effective Amendment #45 (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds within the Distribution Agreement
(a)(ix)       Letter agreement incorporating the SSgA Aggressive                      Post-Effective Amendment #47 (9/1/98)
              Equity Fund within the Distribution Agreement
(a)(x)        Letter agreement incorporating the SSgA IAM SHARES Fund                 Post-Effective Amendment #51 (5/28/99)
              within the Distribution Agreement
(a)(xi)       Letter agreement incorporating the SSgA Intermediate                    Post-Effective Amendment #56 (5/31/00)
              Municipal Bond Fund within the Distribution Agreement
(a)(xii)      Letter Agreement incorporating the SSgA MSCI EAFE Index Fund
              within the Distribution Agreement                                       Post-Effective Amendment #63 (10/1/01)
(b)           Distribution Agreement (regarding Class B Shares of the                 Post-Effective Amendment #42 (12/24/97)
              Money Market and US Government Money Market Funds)
(b)(i)        Letter agreement incorporating the Class B Shares of the                To be filed by amendment
              Tax Free Money Market Fund within the Distribution Agreement
(c)           Distribution Agreement (regarding Class C Shares of the                 Post-Effective Amendment #42 (12/24/97)
              Money Market and US Government Money Market Funds)
(c)(i)        Letter Agreement incorporating the Class C Shares of the                To be filed by amendment
              Tax Free Money Market Fund within the Distribution Agreement

7.            Bonus, profit sharing, or pension plans                                 None

8.(a)         Custodian Contract                                                      Post-Effective Amendment #35 (12/29/95)
(b)           Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Fund into the Custodian Contract
(c)           Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds into the Custodian
              Contract
(d)           Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds into the Custodian Contract
(e)           Letter agreement incorporating the Emerging Markets and                 Post-Effective Amendment #35 (12/29/95)
              Prime Money Market Funds into the Custodian Contract
(f)           Fee Schedule, dated February 17, 1994, to Custodian                     Post-Effective Amendment #35 (12/29/95)
              Contract
(g)           Letter agreement incorporating the Tax Free Money Market                Post-Effective Amendment #35 (12/29/95)
              Fund into the Custodian Contract
(h)           Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds into the
              Custodian Contract
(i)           Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #41 (6/2/97)
              Growth, Balanced and Income and Growth Funds into the
              Custodian Contract
(j)           Letter agreement incorporating the Special,                             Post-Effective Amendment #45 (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds into the Custodian Contract

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
(k)           Letter agreement incorporating the Aggressive Equity                    Post-Effective Amendment #47 (9/1/98)
              Fund into the Custodian Contract
(l)           Letter agreement incorporating the IAM SHARES Fund into                 Post-Effective Amendment #51 (5/28/99)
              the Custodian Contract
(m)           Letter agreement incorporating the Intermediate Municipal               Post-Effective Amendment #56 (5/31/00)
              Bond Fund into the Custodian Contract
(n)           Amendment to Custodian Contract to incorporate changes to               Post-Effective Amendment #62 (8/1/01)
              Rules 17f-5 and 17f-7
(o)           Letter Agreement incorporating the MSCI EAFE Index Fund                 Post-Effective Amendment #63 (10/1/01)
              into the Custodian Contract
9(a)(i)       Transfer Agency and Service Agreement                                   Post-Effective Amendment #35 (12/29/95)
(a)(ii)       Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Funds within the Transfer Agency and Service
              Agreement
(a)(iii)      Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds within the
              Transfer Agency and Service Agreement
(a)(iv)       Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds within the Transfer Agency and Service
              Agreement
(a)(v)        Letter agreement incorporating the Emerging markets and                 Post-Effective Amendment #35 (12/29/95)
              Prime Money Market Funds within the Transfer Agency and
              Service Agreement
(a)(vi)       Letter agreement incorporating the Tax Free Money Market                Post-Effective Amendment #35 (12/29/95)
              Fund within the Transfer Agency and Service Agreement
(a)(vii)      Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds within the
              Transfer Agency and Service Agreement
(a)(viii)     Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #41 (6/2/97)
              Growth, Balanced and Income and Growth Funds within the
              Transfer Agency and Service Agreement
(a)(ix)       Letter agreement incorporating the Special,                             Post-Effective Amendment #45  (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds within the Transfer Agency and Service Agreement
(a)(x)        Letter agreement incorporating the Aggressive Equity                    Post-Effective Amendment #47 (9/1/98)
              Fund within the Transfer Agency and Service Agreement
(a)(xi)       Letter agreement incorporating the IAM SHARES Fund                      Post-Effective Amendment #51 (5/28/99)
              within the Transfer Agency and Service Agreement
(a)(xii)      Letter agreement incorporating the Intermediate Municipal               Post-Effective Amendment #56 (5/31/00)
              Bond Fund within the Transfer Agency and Service Agreement
(a)(xiii)     Letter Agreement incorporating the MSCI EAFE Index Fund                 Post-Effective Amendment #63 (10/1/01)
              within the Transfer Agency and Service Agreement
(b)(i)        Administration Agreement                                                Post-Effective Amendment #35 (12/29/95)
(b)(ii)       Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Funds within the Administration Agreement
(b)(iii)      Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds within the
              Administration Agreement
(b)(iv)       Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds within the Administration Agreement
(b)(v)        Letter agreement incorporating the Emerging Markets and                 Post-Effective Amendment #35 (12/29/95)
              Prime Money Market Funds within the Administration
              Agreement
(b)(vi)       Letter agreement incorporating the Tax Free Money Market                Post-Effective Amendment #35 (12/29/95)
              Fund within the Administration Agreement
(b)(vii)      Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds within the
              Administration Agreement
(b)(viii)     Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #35 (12/29/95)
              Growth, Balanced and Income and Growth Funds within the
              Administration Agreement
(b)(ix)       Amendment No. 4 to the Administration Agreement between                 Post-Effective Amendment #41 (6/2/97)
              Frank Russell Investment Management Company and SSgA
              Funds

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
(b)(x)        Letter agreement incorporating the Special,                             Post-Effective Amendment #45  (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds within the Administration Agreement
(b)(xi)       Letter agreement incorporating the Aggressive Equity                    Post-Effective Amendment #47 (9/1/98)
              Fund within the Administration Agreement
(b)(xii)      Letter agreement incorporating the IAM SHARES Fund                      Post-Effective Amendment #51 (5/28/99)
              within the Administration Agreement
(b)(xiii)     Letter agreement incorporating the Intermediate Municipal               Post-Effective Amendment #56 (5/31/00)
              Bond Fund within the Administration Agreement
(b)(xiv)      Letter agreement incorporating the MSCI EAFE Index Fund                 Post-Effective Amendment #63 (10/1/01)
              within the Administration Agreement
10.           Opinion of Counsel
(a)           Relating to The Seven Seas Series Money Market Fund                     Post-Effective Amendment #42 (12/24/97)
(b)           Relating to The Seven Seas Series US Government Money                   Post-Effective Amendment #42 (12/24/97)
              Market Fund
(c)           Relating to The Seven Seas Series S&P 500 Index, S&P                    Post-Effective Amendment #42 (12/24/97)
              Midcap Index, Matrix Equity, International European
              Index, International Pacific Index and Short Term
              Government Securities Funds
(d)           Relating to The Seven Seas Series Yield Plus and Bond                   Post-Effective Amendment #42 (12/24/97)
              Market Funds
(e)           Relating to The Seven Seas Series US Treasury Money                     Post-Effective Amendment #42 (12/24/97)
              Market and Treasury Obligations Funds
(f)           Relating to The Seven Seas Series Growth and Income and                 Post-Effective Amendment #42 (12/24/97)
              Intermediate Funds
(g)           Relating to The Seven Seas Series Emerging Markets and                  Post-Effective Amendment #42 (12/24/97)
              Prime Money Market Funds
(h)           Relating to Class A, Class B and Class C Shares of The                  Post-Effective Amendment #42 (12/24/97)
              Seven Seas Series Money Market and US Government Money
              Market Funds
(i)           Relating to Class A, Class B and Class C Shares of The                  Post-Effective Amendment #42 (12/24/97)
              Seven Seas Series Tax Free Money Market Funds
(j)           Relating to The Seven Seas Series Real Estate Equity Fund               Post-Effective Amendment #42 (12/24/97)
(k)           Relating to the SSgA Life Solutions Growth, Balanced and                Post-Effective Amendment #41 (6/2/97)
              Income and Growth Funds
(l)           Relating to the Special, International Growth                           Post-Effective Amendment #45  (4/28/98)
              Opportunities and High Yield Bond Funds
(m)           Relating to the Aggressive Equity Fund                                  Post-Effective Amendment #47 (9/1/98)
(n)           Relating to the IAM SHARES Fund                                         Post-Effective Amendment #51 (5/28/99)
(o)           Relating to the Intermediate Municipal Bond Fund                        Post-Effective Amendment #56 (5/31/00)

11.           Other Opinions:  Consent of Independent Accountants                     Post-Effective Amendment #61 (12/19/00)

12.           Financial Statements Omitted from Item 23                               None

13.           Letter of Investment Intent
(a)           The Seven Seas Series Money Market Fund                                 Post-Effective Amendment #42 (12/24/97)
(b)           The Seven Seas Series US Government Money Market Fund                   Post-Effective Amendment #42 (12/24/97)
(c)           The Seven Seas Series Government Securities, Index,                     Post-Effective Amendment #42 (12/24/97)
              Midcap Index, Matrix, European Index and Pacific Index
              Funds
(d)           The Seven Seas Series Yield Plus and Bond Market Funds                  Post-Effective Amendment #42 (12/24/97)
(e)           The Seven Seas Series US Treasury Money Market and                      Post-Effective Amendment #42 (12/24/97)
              Treasury Obligations Funds
(f)           The Seven Seas Series Growth and Income and Intermediate                Post-Effective Amendment #42 (12/24/97)
              Funds
(g)           The Seven Seas Series Emerging Markets and Prime Money                  Post-Effective Amendment #42 (12/24/97)
              Market Funds
(h)           Class B and C Shares of The Seven Seas Series Money                     Post-Effective Amendment #42 (12/24/97)
              Market and US Government Money Market Funds
(i)           The Seven Seas Series Tax Free Money Market Fund (Class                 Post-Effective Amendment #42 (12/24/97)
              A, B and C Shares)

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
(j)           The Seven Seas Series Active International Fund                         Post-Effective Amendment #42 (12/24/97)
(k)           SSgA Life Solutions Growth, Balanced and Income and                     Post-Effective Amendment #41 (6/2/97)
              Growth Funds
(l)           SSgA Special, International Growth Opportunities and                    Post-Effective Amendment #45  (4/28/98)
              High Yield Bond Funds
(m)           SSgA Aggressive Equity Fund                                             Post-Effective Amendment #47 (9/1/98)
(n)           SSgA IAM SHARES Fund                                                    Post-Effective Amendment #51 (5/28/99)
(o)           SSgA Intermediate Municipal Bond Fund                                   Post-Effective Amendment #56 (5/31/00)
(p)           SSgA MSCI EAFE Index Fund                                               Post-Effective Amendment #63 (10/1/01)
14.           Prototype Retirement Plan                                               None

15.           Distribution Plans pursuant to Rule 12b-1
(a)           Plan of Distribution for the government Securities,                     Post-Effective Amendment #35 (12/29/95)
              Index, Midcap Index, Matrix, European Index and Pacific
              Index Funds as approved by the Board of Trustees
(a)(i)        Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Yield Plus and Bond Market Funds into the Plan
(a)(ii)       Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Money Market and US Government Money Market Funds into
              the Plan (Class A Shares)
(a)(iii)      Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              US Treasury Money Market and US Treasury Obligations
              Funds into the Plan
(a)(iv)       Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Growth and Income and Intermediate Funds into the Plan
(a)(v)        Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Emerging Markets and Prime Money Market Funds into the
              Plan
(a)(vi)       Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Class A Shares of the Tax Free Money Market Fund into
              the Plan
(a)(vii)      Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Small Cap, Active International and Real Estate Equity
              Funds into the Plan
(a)(viii)     Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #41 (6/2/97)
              Life Solutions Growth, Balanced and Income and Growth
              Funds into the Plan
(a)(ix)       Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #45  (4/28/98)
              Special, International Growth Opportunities and High
              Yield Bond Funds into the Plan
(a)(x)        Addendum to Plan of Distribution incorporating the                      Post-Effective Amendment #47 (9/1/98)
              Aggressive Equity Fund in the Plan
(a)(xi)       Addendum to Plan of Distribution incorporating the IAM                  Post-Effective Amendment #51 (5/28/99)
              SHARES Fund into the Plan
(a)(xii)      Addendum to Plan of Distribution incorporating the                      Post-Effective Amendment #56 (5/31/00)
              Intermediate Municipal Bond Fund into the Plan
(a)(xiii)     Addendum to Plan of Distribution incorporating the                      Post-Effective Amendment #63 (10/1/01)
              MSCI EAFE Index Fund into the Plan
(b)           Plan of Distribution for the Money Market and US                        Post-Effective Amendment #42 (12/24/97)
              Government Money Market Funds (Class B Shares) as
              approved by the Board of Trustees
(b)(i)        Addendum to the Plan of Distribution incorporating the                  To be filed by amendment
              Class B Shares of the Tax Free Money Market Fund
(c)           Plan of Distribution for the Money Market and US                        Post-Effective Amendment #42 (12/24/97)
              Government Money Market Funds (Class C Shares) as
              approved by the Board of Trustees
(c)(i)        Addendum to the Plan of Distribution incorporating the                  To be filed by amendment
              Class C Shares of the Tax Free Money Market Fund
(d)           Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #42 (12/24/97)
              Funds and State Street Bank and Trust Company
(d)(i)        Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #39 (12/27/96)
              Funds and State Street Brokerage Services, Inc.
(d)(ii)       Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #39 (12/27/96)
              Funds and State Street Bank and Trust Company,
              Metropolitan Division of Commercial Banking Services

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
(d)(iii)      Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #42 (12/24/97)
              Funds and State Street Bank and Trust Company Retirement
              Investment Services Division
(d)(iv)       Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #42 (12/24/97)
              Funds and State Street Solutions
(d)(v)        Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #50 (3/15/99)
              Funds and Global Cash Management Division of State
              Street Bank and Trust Company
(d)(vi)       Shareholder Servicing Agreement, by and between SSgA
              Funds and State Street Bank and Trust Company High Net
              Worth Services Division                                                 Post-Effective Amendment #63 (10/1/01)
(d)(vii)      Assignment Agreement and Amendment No. 3 to
              Shareholder Servicing Agreement, by and between SSgA
              Funds and State Street Capital Markets LLC                              Post-Effective Amendment #63 (10/1/01)
(d)(viii)     Shareholder Servicing Agreement, by and between SSgA
              Funds and CitiStreet LLC                                                Post-Effective Amendment #63 (10/1/01)
(e)           Form of Agreement Pursuant to Rule 12b-1 Plan (relating                 To be filed by amendment
              to Class B Shares) as approved by the Board of Trustees
(f)           Form of Agreement Pursuant to Rule 12b-1 Plan (relating                 To be filed by amendment
              to Class C Shares) as approved by the Board of Trustees

16.           Code of Ethics

              (a)   Relating to the Registrant, Principal Underwriter                 Post-Effective Amendment #56 (5/31/00)
                    and Administrator
              (b)   Relating to the Investment Advisor                                Post-Effective Amendment #61 (12/19/00)
17.           Financial Data Schedule                                                 Post-Effective Amendment #60 (10/20/00)

Item 24.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------

          None


Item 25.  Indemnification
          ---------------

          Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant's First Amended and Restated Master Trust Agreement, which reads as follows:

"Section 6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise with which such person may be or may have been threatened, while in office or thereafter, or by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification."

          The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, or for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

          The Distribution Agreements relating to Class A, Class B and Class C Shares provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Distribution Agreement, the Distributor, its officers, directors and any controlling person (within the meaning of Section 15 of the 1933 Act) ("Distributor") shall be indemnified by the Registrant from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in said documents or necessary to make the statements not misleading.

Registrant provides the following undertaking:

          "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item 26.  Business and Other Connections of Investment Adviser.
          -----------------------------------------------------

SSgA Funds Management, Inc., ("SFM") serves as investment advisor to the Registrant. SFM is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. SFM, State Street Bank and Trust Company ("State Street") and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. The business, profession, vocation or employment of a substantial nature which each director or officer of the investment adviser is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:


Name                         Capacity With Advisor        Business Name and Address
Gustaff V. Fish, Jr.         President & Director         Two International Place, Boston, MA
                                                          Principal, State Street Bank and Trust Company, Boston, MA

Thomas P. Kelly              Treasurer                    Two International Place, Boston, MA
                                                          Principal, State Street Bank and Trust Company, Boston, MA

Mark J. Duggan               Chief Legal Officer          Two International Place, Boston, MA
                                                          Principal, State Street Bank and Trust Company, Boston, MA

Peter A. Ambrosini           Chief Compliance Officer     Two International Place, Boston, MA
                                                          Principal, State Street Bank and Trust Company, Boston, MA

Timothy Harbert              Director                     Two International Place, Boston, MA
                                                          Executive  Vice   President,   State  Street  Bank  and  Trust
                                                          Company, Boston, MA

Mitchell H. Shames           Director                     Two International Place, Boston, MA
                                                          Principal, State Street Bank and Trust Company, Boston, MA

Agustin Fleites              Director                     Two International Place, Boston, MA
                                                          Principal, State Street Bank and Trust Company, Boston, MA

Item 27.  Principal Underwriters
          ----------------------

     (a) Russell Fund Distributors, Inc., also acts as principal underwriter for Frank Russell Investment Company.

     (b) The directors and officers of Russell Fund Distributors, Inc., their principal business address, and positions and offices with the Registrant and Russell Fund Distributors, Inc. are set forth below:


 NAME AND PRINCIPAL                  POSITION AND OFFICES                        POSITION WITH
  BUSINESS ADDRESS*                    WITH UNDERWRITER                           REGISTRANT
Lynn L. Anderson                   Director and CEO                        Trustee, Chairman of the Board,
                                                                           and President

Carla L. Anderson                  Assistant Secretary                     Assistant Secretary

Leonard P. Brennan                 Director                                None

Karl J. Ege                        Secretary and General Counsel           None

J. David Griswold                  President and Associate                 Vice President and Secretary
                                   General Counsel

Linda L. Gutmann                   Treasurer and Controller                None

John C. James                      Assistant Secretary                     None

Randall P. Lert                    Director                                None

Gregory J. Lyons                   Assistant Secretary                     None

B. James Rohrbacher                Director, Compliance & Internal         Chief Compliance Officer
                                   Audit, Chief Compliance Officer


*Address of all individuals:  909 A Street, Tacoma, Washington 98402

Item 28.  Location of Accounts and Records
          --------------------------------

          The Registrant's Administrator, Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the Investment Company Act of 1940. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's investment adviser, transfer agent, and custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and 1776 Heritage Drive, North Quincy, Massachusetts 02171.

Item 29.  Management Services
          -------------------

          Not applicable.

Item 30.  Undertakings
          ------------

          Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, the SSgA Funds, has duly caused this Post-Effective Amendment No. 64 to its Registration Statement pursuant to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on the 22nd day of October, 2001.

                                   By:      /s/ Lynn L. Anderson
                                      -----------------------------------------
                                            Lynn L. Anderson, President and
                                            Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as indicated on October 22, 2001.

/s/ Lynn L. Anderson                         President and Chairman
------------------------------------         of the Board
Lynn L. Anderson

/s/ Steven J. Mastrovich                     Trustee
-----------------------------------
Steven J. Mastrovich

/s/ William L. Marshall                      Trustee
-----------------------------------
William L. Marshall

/s/ Patrick J. Riley                         Trustee
------------------------------------
Patrick J. Riley

/s/ Richard D. Shirk                         Trustee
------------------------------------
Richard D. Shirk

/s/ Bruce D. Taber                           Trustee
------------------------------------
Bruce D. Taber

/s/ Henry W. Todd                            Trustee
-----------------------------------
Henry W. Todd

/s/ Mark E. Swanson                          Treasurer
------------------------------------
Mark E. Swanson

                                  EXHIBIT INDEX

                               NAME OF EXHIBIT                   EXHIBIT NUMBER